      Filed with the Securities and Exchange Commission on April 16, 2010
               Registration No. 333-144657 Investment Company Act No. 811-07975
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 21

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 104

      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              (Name of Depositor)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 802-7333
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
        One Corporate Drive, Shelton, Connecticut 06484 (203) 944-7504
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. Christopher Sprague, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
                One Corporate Drive, Shelton Connecticut 06484

          Approximate Date of Proposed Sale to the Public: Continuous

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2010 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_] on______________ pursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[_] on ______________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective mendment

                     Title of Securities Being Registered:

               Interest in Individual Variable Annuity Contracts
================================================================================

Premier Bb PLNJ

                                     PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL/SM/ PREMIER VARIABLE ANNUITY BB SERIES

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: MAY 1, 2010

 This prospectus describes a flexible premium deferred annuity (the "Annuity") issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "we", "our", or "us"). This Annuity is no longer offered for new sales. This Prospectus describes the important features of the Annuity and what you should consider before purchasing it. In addition, selling broker-dealer firms through which the Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS
 Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your purchase payments are held. Currently, portfolios of Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE. If you are purchasing the Annuity as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 THIS ANNUITY IS NOT A DEPOSIT OR OBLIGATION OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

               Prospectus Dated:         Statement of Additional
               May 1, 2010                Information Dated: May
                                                         1, 2010
                                                     PREMIERBbNY


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA, AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020

   AST Bond Portfolio 2021

   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty


   AST Federated Aggressive Growth

   AST FI Pyramis(R) Asset Allocation

   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target


   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond

   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value

   AST JPMorgan International Equity

   AST J.P. Morgan Strategic Opportunities

   AST Large-Cap Value
   AST Lord Abbett Bond-Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth


   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST Value

   AST Western Asset Core Plus Bond

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Templeton VIP Founding Funds Allocation Fund

                                   CONTENTS



GLOSSARY OF TERMS........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.....................................................  4

EXPENSE EXAMPLE.......................................................................... 10

SUMMARY.................................................................................. 11

INVESTMENT OPTIONS....................................................................... 15

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?...................... 15
 WHAT ARE THE FIXED RATE OPTIONS?........................................................ 27

FEES AND CHARGES......................................................................... 30

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................. 30
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?........................................... 31
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................... 31
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................... 32

PURCHASING YOUR ANNUITY.................................................................. 33

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?................................... 33

MANAGING YOUR ANNUITY.................................................................... 36

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?......................... 36
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?............................................ 37
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?................................................ 37
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?............................ 37
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?........................ 37

MANAGING YOUR ACCOUNT VALUE.............................................................. 38

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?............................................ 38
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.............. 38
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?............................... 39
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?........................................ 39
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.... 40

ACCESS TO ACCOUNT VALUE.................................................................. 41

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?........................................ 41
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................... 41
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................. 41
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................... 42
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?......... 42
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL
   REVENUE CODE?......................................................................... 42
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?...................... 42
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................... 42
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?............................................ 43
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.................................... 43

LIVING BENEFITS.......................................................................... 44

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?............................................................................ 44
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................. 45
 HIGHEST DAILY GUARANTEED RETURN OPTION II/SM/ (HD GRO II)/SM/........................... 50
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................ 54
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/.................................... 58
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/.................... 62
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/........ 66
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)/SM/...... 73
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN/SM/)............................................................................ 82
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/.... 90


                                      (i)

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 100
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)/SM/.................. 107
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)/SM/......... 118

DEATH BENEFIT............................................................................... 127

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 127
 BASIC DEATH BENEFIT........................................................................ 127
 OPTIONAL DEATH BENEFIT..................................................................... 127
 PAYMENT OF DEATH BENEFITS.................................................................. 129

VALUING YOUR INVESTMENT..................................................................... 132

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 132
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 132
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 132
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 132

TAX CONSIDERATIONS.......................................................................... 134

GENERAL INFORMATION......................................................................... 143

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 143
 WHAT IS PRUCO LIFE OF NEW JERSEY?.......................................................... 143
 WHAT IS THE SEPARATE ACCOUNT?.............................................................. 144
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 144
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?............................. 145
 FINANCIAL STATEMENTS....................................................................... 148
 HOW TO CONTACT US.......................................................................... 148
 INDEMNIFICATION............................................................................ 149
 LEGAL PROCEEDINGS.......................................................................... 149
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 150

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT........................................ B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT............................................... D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT.............................................. E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT..................................... F-1

APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.............................................. G-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity.

 ANNUITIZATION: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise the Annuity Date must be no later than the first day of the calendar month next following the 95th birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.


 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See "Summary of Contract Fees and Charges" for details on the CDSC for the Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.

 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance law, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on state law, and may vary depending on whether your purchase is a replacement or not.


 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II): Highest Daily GRO and HD GRO II are optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits."

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.


 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.


 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.


 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "Protected Value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                         TRANSACTION FEES AND CHARGES

 CONTINGENT DEFERRED SALES CHARGES FOR THE ANNUITY /1/
                                   BB SERIES

                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.

                           -----------------------------------
                           OTHER TRANSACTION FEES AND CHARGES

                           (assessed against each Annuity)
                           -----------------------------------
                              FEE/CHARGE
                           -----------------------------------
                           TRANSFER FEE /1/
                           MAXIMUM                $20.00
                           CURRENT                $10.00
                           -----------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------
                          PERIODIC FEES AND CHARGES

                       (assessed against each Annuity)
-------------------------------------------------------------------------------
               FEE/CHARGE
ANNUAL MAINTENANCE FEE /1/                Lesser of $30 or 2% of Account Value
-------------------------------------------------------------------------------
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
(assessed as a percentage of the daily net assets of the Sub-accounts)
-------------------------------------------------------------------------------
               FEE/CHARGE
MORTALITY & EXPENSE RISK CHARGE /3/                      0.80%
-------------------------------------------------------------------------------
ADMINISTRATION CHARGE /3/                                0.15%
-------------------------------------------------------------------------------
SETTLEMENT SERVICE CHARGE /4/                            1.00%
-------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES OF THE SUB-ACCOUNTS
(EXCLUDING SETTLEMENT SERVICE CHARGE)                    0.95%
-------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


      -------------------------------------------------------------------
                       YOUR OPTIONAL BENEFIT FEES AND
                                 CHARGES /1/
      -------------------------------------------------------------------
                OPTIONAL BENEFIT              OPTIONAL        TOTAL
                                             BENEFIT FEE/     ANNUAL
                                               CHARGE       CHARGE /2/
      -------------------------------------------------------------------
      HIGHEST DAILY GRO II
      CURRENT AND MAXIMUM CHARGE /3/
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  0.60%           1.55%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME 6 PLUS (HD 6
      PLUS)
      MAXIMUM CHARGE /3/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PWV)                           1.50%        0.95%+1.50%
      CURRENT CHARGE
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PWV)                           0.85%        0.95%+0.85%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
      (SHD 6 PLUS)
      MAXIMUM CHARGE /3/
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PWV)                           1.50%        0.95%+1.50%
      CURRENT CHARGE
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PWV)                           0.95%        0.95%+0.95%
      -------------------------------------------------------------------
      HIGHEST DAILY GUARANTEED RETURN
      OPTION (HD GRO)
      CURRENT CHARGE AND MAXIMUM CHARGE/3/
      (IF ELECTED ON OR AFTER MAY 1, 2009)     0.60%           1.55%
      -------------------------------------------------------------------
      GUARANTEED MINIMUM INCOME BENEFIT
      (GMIB)
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST PROTECTED INCOME
      VALUE)                                   2.00%       2.00% + 0.95%
      CURRENT CHARGE
      (ASSESSED AGAINST PROTECTED INCOME
      VALUE)                                   0.50%       0.50% + 0.95%
      -------------------------------------------------------------------
      LIFETIME FIVE INCOME BENEFIT
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  1.50%           2.45%
      CURRENT CHARGE
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  0.60%           1.55%
      -------------------------------------------------------------------
      SPOUSAL LIFETIME FIVE INCOME BENEFIT
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  1.50%           2.45%
      CURRENT CHARGE
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  0.75%           1.70%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME FIVE INCOME
      BENEFIT
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  1.50%           2.45%
      CURRENT CHARGE
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)                                  0.60%           1.55%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME SEVEN INCOME
      BENEFIT
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST THE PROTECTED
      WITHDRAWAL VALUE)                        1.50%       1.50% + 0.95%
      CURRENT CHARGE
      (ASSESSED AGAINST THE PROTECTED
      WITHDRAWAL VALUE)                        0.60%       0.60% + 0.95%
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME SEVEN
      INCOME BENEFIT
      MAXIMUM CHARGE/ 3/
      (ASSESSED AGAINST THE PROTECTED
      WITHDRAWAL VALUE)                        1.50%       1.50% + 0.95%
      CURRENT CHARGE
      (ASSESSED AGAINST THE PROTECTED
      WITHDRAWAL VALUE)                        0.75%       0.75% + 0.95%
      -------------------------------------------------------------------

      -------------------------------------------------------------------
                       YOUR OPTIONAL BENEFIT FEES AND
                                 CHARGES /1/
      -------------------------------------------------------------------
                OPTIONAL BENEFIT              OPTIONAL        TOTAL
                                             BENEFIT FEE/     ANNUAL
                                               CHARGE       CHARGE /2/
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME 7 PLUS
      MAXIMUM CHARGE/ 3/                       1.50%       0.95% + 1.50%
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      CURRENT CHARGE                           0.75%       0.95% + 0.75%
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      -------------------------------------------------------------------
      SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
      MAXIMUM CHARGE/ 3/                       1.50%       0.95% + 1.50%
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      CURRENT CHARGE                           0.90%       0.95% + 0.90%
      (ASSESSED AGAINST GREATER OF ACCOUNT
      VALUE AND PROTECTED WITHDRAWAL VALUE)
      -------------------------------------------------------------------
      HIGHEST ANNIVERSARY VALUE DEATH
      BENEFIT (HAV)
      CURRENT AND MAXIMUM CHARGE /4/
      (ASSESSED AGAINST SUB-ACCOUNT NET
      ASSETS)
      (IF ELECTED ON OR AFTER MAY 1, 2009)     0.40%           1.35%
      -------------------------------------------------------------------
      HIGHEST DAILY LIFETIME 6 PLUS INCOME                 1.35% + 0.85%
      BENEFIT AND HIGHEST ANNIVERSARY VALUE                 greater of
      DEATH BENEFIT (THE MAXIMUM                           Account Value
      COMBINATION OF OPTIONAL BENEFITS) (IF                   and PWV
      ELECTED ON OR AFTER MAY 1, 2009)
      -------------------------------------------------------------------
      PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH
      OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT,
      INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
      -------------------------------------------------------------------


 (1)HOW CHARGE IS DETERMINED

    HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.85% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.95% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.35% current charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge, for elections on or after May 1, 2009) applies. This benefit is no longer available for new elections.

    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and PWV. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.

    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.25% charge and 1.20% total annual charge (for elections prior to May 1, 2009) (or 1.35% total annual charge, for elections on or after May 1, 2009) applies.

 (2)The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the "Plus" benefit). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

 (3)We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so.
 (4)Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2009. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    2.59%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2009, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2009
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
 AST Academic Strategies
  Asset Allocation              0.72%     0.08%      0.00%        0.02%       0.00%       0.75%     1.57%       0.00%
 AST Advanced Strategies        0.85%     0.18%      0.00%        0.00%       0.00%       0.02%     1.05%       0.00%
 AST Aggressive Asset
  Allocation                    0.15%     0.06%      0.00%        0.00%       0.00%       1.01%     1.22%       0.00%
 AST AllianceBernstein
  Core Value                    0.75%     0.20%      0.00%        0.00%       0.00%       0.00%     0.95%       0.00%
 AST AllianceBernstein
  Growth & Income               0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST American Century
  Income & Growth               0.75%     0.19%      0.00%        0.00%       0.00%       0.00%     0.94%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.02%      0.00%        0.00%       0.00%       0.91%     1.08%       0.00%
 AST Bond Portfolio 2015/ 1/    0.64%     0.17%      0.00%        0.00%       0.00%       0.00%     0.81%       0.00%
 AST Bond Portfolio 2016/ 1/    0.64%     1.10%      0.00%        0.00%       0.00%       0.00%     1.74%      -0.74%
 AST Bond Portfolio 2018/ 1/    0.64%     0.19%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
 AST Bond Portfolio 2019/ 1/    0.64%     0.22%      0.00%        0.00%       0.00%       0.00%     0.86%       0.00%
 AST Bond Portfolio 2020/ 1/    0.64%     1.95%      0.00%        0.00%       0.00%       0.00%     2.59%      -1.59%
 AST Bond Portfolio 2021/ 1/    0.64%     0.32%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.02%      0.00%        0.00%       0.00%       0.94%     1.11%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
 AST Academic Strategies
  Asset Allocation              1.57%
 AST Advanced Strategies        1.05%
 AST Aggressive Asset
  Allocation                    1.22%
 AST AllianceBernstein
  Core Value                    0.95%
 AST AllianceBernstein
  Growth & Income               0.88%
 AST American Century
  Income & Growth               0.94%
 AST Balanced Asset
  Allocation                    1.08%
 AST Bond Portfolio 2015/ 1/    0.81%
 AST Bond Portfolio 2016/ 1/    1.00%
 AST Bond Portfolio 2018/ 1/    0.83%
 AST Bond Portfolio 2019/ 1/    0.86%
 AST Bond Portfolio 2020/ 1/    1.00%
 AST Bond Portfolio 2021/ 1/    0.96%
 AST Capital Growth Asset
  Allocation                    1.11%

----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------
                                                             For the year ended December 31, 2009
                            -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                Total
        PORTFOLIO                                                        Broker Fees  Acquired   Annual
                                                              Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                            Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                               Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
------------------------------------------------------------------------------------------------------------------------
 AST CLS Growth Asset
  Allocation                  0.30%     0.06%      0.00%        0.00%       0.00%       0.90%     1.26%       0.00%
 AST CLS Moderate Asset
  Allocation                  0.30%     0.03%      0.00%        0.00%       0.00%       0.83%     1.16%       0.00%
 AST Cohen & Steers
  Realty                      1.00%     0.16%      0.00%        0.00%       0.00%       0.00%     1.16%       0.00%
 AST Federated Aggressive
  Growth                      0.95%     0.19%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST FI Pyramis(R) Asset
  Allocation/ 2/              0.85%     0.27%      0.00%        0.15%       0.00%       0.00%     1.27%       0.00%
 AST First Trust Balanced
  Target                      0.85%     0.14%      0.00%        0.00%       0.00%       0.00%     0.99%       0.00%
 AST First Trust Capital
  Appreciation Target         0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Global Real Estate       1.00%     0.23%      0.00%        0.00%       0.00%       0.00%     1.23%       0.00%
 AST Goldman Sachs
  Concentrated Growth         0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Goldman Sachs Mid-
  Cap Growth                  1.00%     0.18%      0.00%        0.00%       0.00%       0.00%     1.18%       0.00%
 AST Goldman Sachs
  Small-Cap Value             0.95%     0.24%      0.00%        0.00%       0.00%       0.01%     1.20%       0.00%
 AST High Yield               0.75%     0.16%      0.00%        0.00%       0.00%       0.00%     0.91%       0.00%
 AST Horizon Growth
  Asset Allocation            0.30%     0.06%      0.00%        0.00%       0.00%       0.87%     1.23%       0.00%
 AST Horizon Moderate
  Asset Allocation            0.30%     0.04%      0.00%        0.00%       0.00%       0.82%     1.16%       0.00%
 AST International Growth     1.00%     0.13%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%
 AST International Value      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Investment Grade
  Bond/ 1/                    0.64%     0.13%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%
 AST Jennison Large-Cap
  Growth                      0.90%     0.18%      0.00%        0.00%       0.00%       0.00%     1.08%       0.00%
 AST Jennison Large-Cap
  Value                       0.75%     0.19%      0.00%        0.00%       0.00%       0.00%     0.94%       0.00%
 AST JPMorgan
  International Equity        0.90%     0.18%      0.00%        0.00%       0.00%       0.00%     1.08%       0.00%
 AST J.P. Morgan Strategic
  Opportunities               1.00%     0.14%      0.00%        0.17%       0.00%       0.00%     1.31%       0.00%
 AST Large-Cap Value          0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Lord Abbett Bond-
  Debenture                   0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST Marsico Capital
  Growth                      0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Mid-Cap Value            0.95%     0.19%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST MFS Global Equity        1.00%     0.32%      0.00%        0.00%       0.00%       0.00%     1.32%       0.00%
 AST MFS Growth               0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST Money Market/ 3/         0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%      -0.01%
 AST Neuberger Berman
  Mid-Cap Growth              0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%
 AST Neuberger Berman /
  LSV Mid-Cap Value           0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%


----------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------------------------------------------

                            -----------
        UNDERLYING
        PORTFOLIO           Net Annual
                               Fund
                            Operating
                             Expenses
--------------------------------------
 AST CLS Growth Asset
  Allocation                  1.26%
 AST CLS Moderate Asset
  Allocation                  1.16%
 AST Cohen & Steers
  Realty                      1.16%
 AST Federated Aggressive
  Growth                      1.14%
 AST FI Pyramis(R) Asset
  Allocation/ 2/              1.27%
 AST First Trust Balanced
  Target                      0.99%
 AST First Trust Capital
  Appreciation Target         0.98%
 AST Global Real Estate       1.23%
 AST Goldman Sachs
  Concentrated Growth         1.05%
 AST Goldman Sachs Mid-
  Cap Growth                  1.18%
 AST Goldman Sachs
  Small-Cap Value             1.20%
 AST High Yield               0.91%
 AST Horizon Growth
  Asset Allocation            1.23%
 AST Horizon Moderate
  Asset Allocation            1.16%
 AST International Growth     1.13%
 AST International Value      1.14%
 AST Investment Grade
  Bond/ 1/                    0.77%
 AST Jennison Large-Cap
  Growth                      1.08%
 AST Jennison Large-Cap
  Value                       0.94%
 AST JPMorgan
  International Equity        1.08%
 AST J.P. Morgan Strategic
  Opportunities               1.31%
 AST Large-Cap Value          0.88%
 AST Lord Abbett Bond-
  Debenture                   0.96%
 AST Marsico Capital
  Growth                      1.02%
 AST Mid-Cap Value            1.14%
 AST MFS Global Equity        1.32%
 AST MFS Growth               1.03%
 AST Money Market/ 3/         0.61%
 AST Neuberger Berman
  Mid-Cap Growth              1.05%
 AST Neuberger Berman /
  LSV Mid-Cap Value           1.05%

---------------------------------------------------------------------------------------------------------------------------------
                                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                            (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------------
                                                            For the year ended December 31, 2009
                           ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                                Total
        PORTFOLIO                                                       Broker Fees  Acquired   Annual                 Net Annual
                                                             Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                           Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                              Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------------
 AST Neuberger Berman
  Small-Cap Growth           0.95%     0.25%      0.00%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST Parametric Emerging
  Markets Equity             1.10%     0.36%      0.00%        0.00%       0.00%       0.01%     1.47%       0.00%       1.47%
 AST PIMCO Limited
  Maturity Bond              0.65%     0.14%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST PIMCO Total Return
  Bond                       0.65%     0.13%      0.00%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Preservation Asset
  Allocation                 0.15%     0.02%      0.00%        0.00%       0.00%       0.85%     1.02%       0.00%       1.02%
 AST QMA US Equity
  Alpha                      1.00%     0.20%      0.00%        0.30%       0.30%       0.00%     1.80%       0.00%       1.80%
 AST Schroders Multi-
  Asset World Strategies     1.10%     0.25%      0.00%        0.00%       0.00%       0.20%     1.55%       0.00%       1.55%
 AST Small-Cap Growth        0.90%     0.17%      0.00%        0.00%       0.00%       0.00%     1.07%       0.00%       1.07%
 AST Small-Cap Value         0.90%     0.16%      0.00%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST T. Rowe Price Asset
  Allocation                 0.85%     0.16%      0.00%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST T. Rowe Price Global
  Bond                       0.80%     0.19%      0.00%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST T. Rowe Price Large
  Cap Growth                 0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST T. Rowe Price
  Natural Resources          0.90%     0.15%      0.00%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Value                   0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Western Asset Core
  Plus Bond                  0.70%     0.14%      0.00%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund -
  Class 4                    0.00%     0.12%      0.35%        0.00%       0.00%       0.70%     1.17%       0.02%       1.15%






 1 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2  Pyramis is a registered service mark of FMR LLC. Used under license.
 3 The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive .01% of their investment management fees for the Portfolio through April 30, 2011. This arrangement may not be terminated or modified prior to April 30, 2011, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2011 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                                EXPENSE EXAMPLE

 This example is intended to help you compare the cost of investing in the Annuity with the cost of other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the following fees and charges for the Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

   .   The maximum combination of optional benefit charges


 The example also assumes the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2009, and those expenses remain the same each year*

   . For each Sub-account charge, we deduct the maximum rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus Income Benefit and HAV Death Benefit (which are the maximum combination of optional benefit charges)


 Amounts shown in the example is rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.

 THE EXAMPLE IS ILLUSTRATIVE ONLY - IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS. For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD: /1/


                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                   ------------------------------------------
                   BB SERIES  $1,273 $2,240  $3,236   $6,059
                   ------------------------------------------


 IF YOU ANNUITIZE YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD: /1/


                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                   ------------------------------------------
                   BB SERIES   $573  $1,740  $2,936   $6,059
                   ------------------------------------------


 IF YOU DO NOT SURRENDER YOU ANNUITY:


                              1 YEAR 3 YEARS 5 YEARS 10 YEARS
                   ------------------------------------------
                   BB SERIES   $573  $1,740  $2,936   $6,059
                   ------------------------------------------


 1  You may not annuitize in the first Annuity Year.

                                    SUMMARY

                 PRUDENTIAL PREMIER VARIABLE ANNUITY BB SERIES

 This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.


 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.


 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? See your financial advisor to complete an application. Your eligibility to purchase is based on your age and the size of your investment:

         -------------------------------------------------------------
                    MAXIMUM AGE FOR INITIAL  MINIMUM INITIAL PURCHASE
          PRODUCT          PURCHASE                  PAYMENT
         -------------------------------------------------------------
         Bb Series            85                     $1,000
         -------------------------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing (referred to as the "free look period").

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your account value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.


 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.


 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

..   Highest Daily Lifetime 6 Plus
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*

 *  No longer available for new elections

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well the Appendices to this Prospectus for more information on the formula.

 These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections


 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The Annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also offer an optional death benefit for an additional charge:
..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.

 The death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?


 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn. The CDSC is different depending on which annuity you purchase:


                     Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
           ----------------------------------------------------------
           Bb Series 7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
           ----------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.


 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

                  -------------------------------------------
                            FEE/CHARGE             BB SERIES
                  -------------------------------------------
                  MORTALITY & EXPENSE RISK CHARGE   0.80%
                  -------------------------------------------
                  ADMINISTRATION CHARGE             0.15%
                  -------------------------------------------
                  TOTAL INSURANCE CHARGE            0.95%
                  -------------------------------------------


 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value or Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".


 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.


 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (FKA - Optional Allocation and Rebalancing Program.) If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.


 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS



 OPTIONAL BENEFIT NAME*                                  ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                            AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                    AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit              AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit             AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit     AST FI Pyramis(R) Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit            AST First Trust Balanced Target Portfolio
 Spousal Highest Daily Lifetime 7 Plus                   AST First Trust Capital Appreciation Target Portfolio
 Income Benefit                                          AST Advanced Strategies Portfolio
 Highest Daily Lifetime 6 Plus Income Benefit            AST T. Rowe Price Asset Allocation Portfolio
 Spousal Highest Daily Lifetime 6 Plus Income Benefit    AST CLS Growth Asset Allocation Portfolio
 Highest Daily GRO II                                    AST CLS Moderate Asset Allocation Portfolio

                                      AST Horizon Growth Asset Allocation Portfolio
                                      AST Horizon Moderate Asset Allocation Portfolio
                                      AST J.P. Morgan Strategic Opportunities Portfolio
                                      AST Schroders Multi-Asset World Strategies
                                      Franklin Templeton VIP Founding Funds Allocation Fund
---------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*               ALL INVESTMENT OPTIONS PERMITTED.
 HAV Death Benefit
 Guaranteed Minimum Income Benefit
 Highest Daily GRO
---------------------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category, under which:

 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio).
 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end. Note that on the first quarter-end following your participation in the Custom Portfolios
    Program (FKA - Optional Allocation and Rebalancing Benefit), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.


 GROUP II: CUSTOM PORTFOLIOS PROGRAM (FKA - OPTIONAL ALLOCATION & REBALANCING PROGRAM)




 OPTIONAL BENEFIT NAME*                   PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven     AST Advanced Strategies
                                          AST Aggressive Asset Allocation
 Highest Daily Lifetime 7 Plus            AST AllianceBernstein Growth & Income
 Spousal Highest Daily Lifetime 7 Plus    AST Balanced Asset Allocation
 Highest Daily Lifetime 6 Plus            AST CLS Growth Asset Allocation
 Spousal Highest Daily Lifetime 6 Plus    AST CLS Moderate Asset Allocation
 Highest Daily GRO II                     AST AllianceBernstein Core Value
                                          AST American Century Income & Growth
                                          AST Capital Growth Asset Allocation
                                          AST Cohen & Steers Realty
                                          AST Emerging Markets Equity
                                          AST Federated Aggressive Growth
                                          AST FI Pyramis(R) Asset Allocation
                                          AST First Trust Balanced Target
                                          AST First Trust Capital Appreciation Target
                                          AST Global Real Estate Portfolio
                                          AST Goldman Sachs Concentrated Growth
                                          AST Goldman Sachs Mid-Cap Growth
                                          AST Goldman Sachs Small-Cap Value
                                          AST High Yield
                                          AST Horizon Growth Asset Allocation
                                          AST Horizon Moderate Asset Allocation
                                          AST International Growth
                                          AST International Value
                                          AST Jennison Large-Cap Growth
                                          AST Jennison Large-Cap Value
                                          AST JPMorgan International Equity
                                          AST J.P. Morgan Strategic Opportunities
                                          AST Large-Cap Value
                                          AST Lord Abbett Bond-Debenture
                                          AST Marsico Capital Growth

              AST MFS Global Equity
              AST MFS Growth
              AST Mid-Cap Value
              AST Money Market
              AST Neuberger Berman Mid-Cap Growth
              AST Neuberger Berman/LSV Mid-Cap Value
              AST Neuberger Berman Small-Cap Growth
              AST PIMCO Limited Maturity Bond
              AST PIMCO Total Return Bond
              AST Preservation Asset Allocation
              AST QMA US Equity Alpha
              AST Schroders Multi-Asset World Strategies
              AST Small-Cap Growth
              AST Small-Cap Value
              AST T. Rowe Price Asset Allocation
              AST T. Rowe Price Global Bond
              AST T. Rowe Price Large-Cap Growth
              AST T. Rowe Price Natural Resources
              AST Value
              AST Western Asset Core Plus Bond
              Franklin Templeton VIP Founding Funds Allocation Fund
          -----------------------------------------------------------

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others: (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    STYLE/       INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
    TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
                     ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
    ASSET     AST ACADEMIC STRATEGIES ASSET              AlphaSimplex
    ALLOCA    ALLOCATION PORTFOLIO: seeks long         Group, LLC; First
    TION      term capital appreciation. The            Quadrant L.P.;
              Portfolio is a multi-asset class        Jennison Associates
              fund that pursues both top-down             LLC; Mellon
              asset allocation strategies and               Capital
              bottom-up selection of securities,          Management
              investment managers, and mutual         Corporation; Pacific
              funds. Under normal circumstances,          Investment
              approximately 60% of the assets will        Management
              be allocated to traditional asset           Company LLC
              classes (including US and                    (PIMCO);
              international equities and bonds)        Prudential Bache
              and approximately 40% of the assets      Asset Management,
              will be allocated to nontraditional        Incorporated;
              asset classes (including real               Prudential
              estate, commodities, and alternative     Investments LLC;
              strategies). Those percentages are         Quantitative
              subject to change at the discretion         Management
              of the advisor.                           Associates LLC
   -------------------------------------------------------------------------
    ASSET     AST ADVANCED STRATEGIES PORTFOLIO:           LSV Asset
    ALLOCA    seeks a high level of absolute              Management;
    TION      return. The Portfolio invests in          Marsico Capital
              traditional and non-traditional          Management, LLC;
              investment strategies and by            Pacific Investment
              investing in domestic and foreign           Management
              equity and fixed income securities,         Company LLC
              derivative instruments and exchange      (PIMCO); T. Rowe
              traded funds. The asset allocation       Price Associates,
              generally provides for an allotment     Inc.; William Blair
              of 60% of the portfolio assets to a       & Company, LLC;
              combination of domestic and                Quantitative
              international equity strategies and         Management
              the remaining 40% of assets in a          Associates LLC
              combination of U.S. fixed income,
              hedged international bond, real
              return assets and exchange-traded
              funds. The manager will allocate the
              assets of the portfolio across
              different investment categories and
              subadvisors.
   -------------------------------------------------------------------------
    ASSET     AST AGGRESSIVE ASSET ALLOCATION             Prudential
    ALLOCA    PORTFOLIO: seeks to obtain total         Investments LLC;
    TION      return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, the underlying
              portfolios, of the Advanced Series
              Trust and certain affiliated money
              market funds. Under normal market
              conditions, the Portfolio will
              devote approximately 100% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 92.5% to
              100%) and the remainder of its net
              assets to underlying portfolios
              investing primarily in debt
              securities and money market
              instruments (with a range of 0% -
              7.5%). The Portfolio is not limited
              to investing exclusively in shares
              of the underlying portfolios and may
              invest in securities and futures
              contracts, swap agreements and other
              financial and derivative instruments.
   -------------------------------------------------------------------------
    LARGE     AST ALLIANCEBERNSTEIN CORE VALUE         AllianceBernstein
    CAP       PORTFOLIO: seeks long-term capital             L.P.
    VALUE     growth by investing primarily in
              common stocks. The subadvisor
              expects that the majority of the
              Portfolio's assets will be invested
              in the common stocks of large
              companies that appear to be
              undervalued. Among other things, the
              Portfolio seeks to identify
              compelling buying opportunities
              created when companies are
              undervalued on the basis of investor
              reactions to near-term problems or
              circumstances even though their
              long-term prospects remain sound.
              The subadvisor seeks to identify
              individual companies with cash flow
              potential that may not be recognized
              by the market at large.
   -------------------------------------------------------------------------

      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST ALLIANCEBERNSTEIN GROWTH &          AllianceBernstein
       CAP      INCOME PORTFOLIO: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadvisor will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST AMERICAN CENTURY INCOME & GROWTH    American Century
       CAP      PORTFOLIO: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadvisor
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST BALANCED ASSET ALLOCATION              Prudential
      ALLOCA    PORTFOLIO: seeks to obtain total        Investments LLC;
      TION      return consistent with its specified      Quantitative
                level of risk. The Portfolio               Management
                primarily invests its assets in a        Associates LLC
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%), and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2015. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2016. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2018. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2019. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2020. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST BOND PORTFOLIO 2021: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the GRO benefits and maintain
                liquidity to support changes in
                market conditions for a fixed
                maturity of 2021. Please note that
                you may not make purchase payments
                to this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
     ----------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET       AST CAPITAL GROWTH ASSET ALLOCATION       Prudential
     ALLOCA-      PORTFOLIO: seeks to obtain total        Investments LLC;
       TION       return consistent with its specified     Quantitative
                  level of risk. The Portfolio              Management
                  primarily invests its assets in a       Associates LLC
                  diversified portfolio of other
                  mutual funds, the underlying
                  portfolios, of the Advanced Series
                  Trust and certain affiliated money
                  market funds. Under normal market
                  conditions, the Portfolio will
                  devote approximately 75% of its net
                  assets to underlying portfolios
                  investing primarily in equity
                  securities (with a range of 67.5% to
                  80%), and 25% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments (with a
                  range of 20.0% to 32.5%). The
                  Portfolio is not limited to
                  investing exclusively in shares of
                  the underlying portfolios and may
                  invest in securities and futures
                  contracts, swap agreements and other
                  financial and derivative instruments.
    ------------------------------------------------------------------------
      ASSET       AST CLS GROWTH ASSET ALLOCATION         CLS Investments,
      ALLOCA-     PORTFOLIO: seeks the highest                  LLC
       TION       potential total return consistent
                  with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 60% to 80% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 20% to 40% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
    ------------------------------------------------------------------------
      ASSET       AST CLS MODERATE ASSET ALLOCATION       CLS Investments,
      ALLOCA-     PORTFOLIO: seeks the highest                  LLC
       TION       potential total return consistent
                  with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 40% to 60% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 40% to 60% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
    ------------------------------------------------------------------------
     SPECIALTY    AST COHEN & STEERS REALTY PORTFOLIO:    Cohen & Steers
                  seeks to maximize total return              Capital
                  through investment in real estate       Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs).
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
    ------------------------------------------------------------------------
      SMALL       AST FEDERATED AGGRESSIVE GROWTH         Federated Equity
       CAP        PORTFOLIO: seeks capital growth. The      Management
      GROWTH      Portfolio pursues its investment          Company of
                  objective by investing primarily in      Pennsylvania/
                  the stocks of small companies that      Federated Global
                  are traded on national security           Investment
                  exchanges, NASDAQ stock exchange and    Management Corp.
                  the over-the-counter-market. Small
                  companies will be defined as
                  companies with market
                  capitalizations similar to companies
                  in the Russell 2000 and S&P 600
                  Small Cap Index.
    ------------------------------------------------------------------------
      ASSET       AST FI PYRAMIS(R) ASSET ALLOCATION      Pyramis Global
      ALLOCA-     PORTFOLIO: seeks to maximize            Advisors, LLC a
       TION       potential total return. In seeking         Fidelity
                  to achieve the Portfolio's                Investments
                  investment objective, the                   company
                  Portfolio's assets will be allocated
                  across six uniquely specialized
                  investment strategies (collectively,
                  the Investment Strategies). The
                  Portfolio will have four strategies
                  that invest primarily in equity
                  securities (i.e., the Equity
                  Strategies), one fixed-income
                  strategy (i.e., the Broad Market
                  Duration Strategy), and one strategy
                  designed to provide liquidity (i.e.,
                  the Liquidity Strategy). Pyramis is
                  a registered service mark of FMR
                  LLC. Used under license.
    ------------------------------------------------------------------------

    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-     PORTFOLIO: seeks long-term capital            L.P.
     TION       growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in equity securities and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
    ALLOCA-     TARGET PORTFOLIO: seeks long-term             L.P.
     TION       capital growth. The Portfolio seeks
                to achieve its objective by
                investing approximately 80% in
                equity securities and approximately
                20% in fixed income securities. The
                portfolio allocates the equity
                portion of the portfolio across five
                uniquely specialized strategies -
                the Value Line(R) Target 25, the
                Global Dividend Target 15, the
                Target Small-Cap, the NASDAQ(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
   SPECIALTY    AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
                seeks capital appreciation and          Estate Investors
                income. The Portfolio will normally
                invest at least 80% of its liquid
                assets (net assets plus any
                borrowing made for investment
                purposes) in equity-related
                securities of real estate companies.
                The Portfolio will invest in
                equity-related securities of real
                estate companies on a global basis
                and the Portfolio may invest up to
                15% of its net assets in ownership
                interests in commercial real estate
                through investments in private real
                estate.
  ---------------------------------------------------------------------------
    LARGE       AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
     CAP        GROWTH PORTFOLIO: seeks long-term       Asset Management,
    GROWTH      growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadvisor believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadvisor to
                be positioned for long-term growth.
  ---------------------------------------------------------------------------
   MID CAP      AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH      PORTFOLIO: seeks long-term growth of    Asset Management,
                capital. The Portfolio pursues its            L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadvisor
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
  ---------------------------------------------------------------------------
    SMALL       AST GOLDMAN SACHS SMALL-CAP VALUE         Goldman Sachs
     CAP        PORTFOLIO: seeks long-term capital      Asset Management,
    VALUE       appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
  ---------------------------------------------------------------------------
    FIXED       AST HIGH YIELD PORTFOLIO: seeks        Pacific Investment
    INCOME      maximum total return, consistent           Management
                with preservation of capital and           Company LLC
                prudent investment management. The           (PIMCO)
                Portfolio will invest, under normal
                circumstances, at least 80% of its
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield, fixed-income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are financial
                instruments rated Ba or lower by a
                Moody's Investors Services, Inc. or
                equivalently rated by Standard
                Poor's Corporation, or Fitch, or, if
                unrated, determined by the
                subadvisor to be of comparable
                quality.
  ---------------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       ASSET      AST HORIZON GROWTH ASSET ALLOCATION        Horizon
      ALLOCA-     PORTFOLIO: seeks the highest           Investments, LLC
       TION       potential total return consistent
                  with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 60% to 80% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 20% to 40% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
     ----------------------------------------------------------------------
       ASSET      AST HORIZON MODERATE ASSET                 Horizon
      ALLOCA-     ALLOCATION PORTFOLIO: seeks the        Investments, LLC
       TION       highest potential total return
                  consistent with its specified level
                  of risk tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 40% to 60% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 40% to 60% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
     ----------------------------------------------------------------------
       INTER-     AST INTERNATIONAL GROWTH PORTFOLIO:    Marsico Capital
      NATIONAL    seeks long-term capital growth.        Management, LLC;
      EQUITY      Under normal circumstances, the        William Blair &
                  Portfolio invests at least 80% of       Company, LLC
                  the value of its assets in
                  securities of issuers that are
                  economically tied to countries other
                  than the United States. Although the
                  Portfolio intends to invest at least
                  80% of its assets in the securities
                  of issuers located outside the
                  United States, it may at times
                  invest in U.S. issuers and it may
                  invest all of its assets in fewer
                  than five countries or even a single
                  country. The Portfolio looks
                  primarily for stocks of companies
                  whose earnings are growing at a
                  faster rate than other companies or
                  which offer attractive growth.
     ----------------------------------------------------------------------
       INTER-     AST INTERNATIONAL VALUE PORTFOLIO:        LSV Asset
      NATIONAL    seeks long-term capital                  Management;
      EQUITY      appreciation. The Portfolio normally      Thornburg
                  invests at least 80% of the              Investment
                  Portfolio's assets in equity           Management, Inc.
                  securities. The Portfolio will
                  invest at least 65% of its net
                  assets in the equity securities of
                  companies in at least three
                  different countries, without limit
                  as to the amount of assets that may
                  be invested in a single country.
     ----------------------------------------------------------------------
       FIXED      AST INVESTMENT GRADE BOND PORTFOLIO:     Prudential
      INCOME      seeks to maximize total return,          Investment
                  consistent with the preservation of    Management, Inc.
                  capital and liquidity needs to meet
                  the parameters established to
                  support the Highest Daily Lifetime
                  Seven, Highest Daily Lifetime 7
                  Plus, and Highest Daily Lifetime 6
                  Plus benefits. Please note that you
                  may not make purchase payments, or
                  transfer Account Value to or from,
                  this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ----------------------------------------------------------------------
       LARGE      AST JENNISON LARGE-CAP GROWTH             Jennison
        CAP       PORTFOLIO: seeks long-term growth of   Associates LLC
      GROWTH      capital. Under normal market
                  conditions, the Portfolio will
                  invest at least 80% of its
                  investable assets in the equity and
                  equity-related securities of
                  large-capitalization companies
                  measured, at the time of purchase,
                  to be within the market
                  capitalization of the Russell
                  1000(R) Index. In deciding which
                  equity securities to buy, the
                  subadvisor will use a growth
                  investment style and will invest in
                  stocks it believes could experience
                  superior sales or earnings growth,
                  or high returns on equity and
                  assets. Stocks are selected on a
                  company-by-company basis using
                  fundamental analysis. The companies
                  in which the subadvisor will invest
                  generally tend to have a unique
                  market niche, a strong new product
                  profile or superior management.
     ----------------------------------------------------------------------
       LARGE      AST JENNISON LARGE-CAP VALUE              Jennison
        CAP       PORTFOLIO: seeks capital               Associates LLC
       VALUE      appreciation. Under normal market
                  conditions, the Portfolio will
                  invest at least 80% of its
                  investable assets in the equity and
                  equity-related securities of
                  large-capitalization companies
                  measured, at the time of purchase,
                  to be within the market
                  capitalization of the Russell
                  1000(R) Index. In deciding which
                  equity securities to buy, the
                  subadvisor will use a value
                  investment style and will invest in
                  common stocks that it believes are
                  being valued at a discount to their
                  true worth, as defined by the value
                  of their earnings, free cash flow,
                  the value of their assets, their
                  private market value, or some
                  combination of these factors. The
                  subadvisor will look for catalysts
                  that will help unlock a common
                  stock's inherent value.
     ----------------------------------------------------------------------

    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     INTER-     AST JPMORGAN INTERNATIONAL EQUITY          J.P. Morgan
    NATIONAL    PORTFOLIO: seeks long-term capital         Investment
    EQUITY      growth by investing in a diversified    Management, Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of
                the world. The equity securities
                will ordinarily be traded on a
                recognized foreign securities
                exchange or traded in a foreign
                over-the-counter market in the
                country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
   -------------------------------------------------------------------------
     ASSET      AST J.P. MORGAN STRATEGIC                  J.P. Morgan
     ALLOCA     OPPORTUNITIES PORTFOLIO (formerly          Investment
     TION       AST UBS Dynamic Alpha Portfolio):       Management, Inc.
                seeks to maximize total return,
                consisting of capital appreciation
                and current income. The Portfolio
                invests in securities and financial
                instruments to gain exposure to
                global equity, global fixed income
                and cash equivalent markets,
                including global currencies. The
                Portfolio may invest in equity and
                fixed income securities of issuers
                located within and outside the
                United States or in open-end
                investment companies advised by J.P.
                Morgan Investment Management, Inc.,
                the Portfolio's subadvisor, to gain
                exposure to certain global equity
                and global fixed income markets.
   -------------------------------------------------------------------------
     LARGE      AST LARGE-CAP VALUE PORTFOLIO: seeks       Eaton Vance
      CAP       current income and long-term growth        Management;
     VALUE      of income, as well as capital           Hotchkis and Wiley
                appreciation. The Portfolio invests,         Capital
                under normal circumstances, at least     Management, LLC
                80% of its net assets in common
                stocks of large capitalization
                companies. Large capitalization
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
   -------------------------------------------------------------------------
     FIXED      AST LORD ABBETT BOND-DEBENTURE          Lord, Abbett & Co.
    INCOME      PORTFOLIO: seeks high current income           LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. To pursue this objective
                under normal market conditions, the
                Fund will invest at least 80% of its
                net assets in bonds, debentures and
                other fixed income securities. The
                Fund's investments primarily include
                the following types of securities
                and other financial instruments:
                U.S. investment grade fixed income
                securities; U.S. high yield
                securities ("non-investment grade"
                or "junk" bonds); foreign securities
                (including emerging market
                securities); convertible securities;
                mortgage- related and other
                asset-backed securities; and equity
                securities. In addition, the Fund
                may invest in derivative
                instruments, such as options,
                futures contracts, forward contracts
                or swap agreements. The Fund may use
                such instruments in order seek to
                enhance returns, to attempt to hedge
                some of its investment risk, or as a
                substitute position for holding the
                underlying asset on which the
                derivative instrument is based. The
                duration of the Fund's portfolio of
                debt securities will normally be
                between three and seven years, with
                an average effective portfolio
                maturity of five to twelve years.
   -------------------------------------------------------------------------
     LARGE      AST MARSICO CAPITAL GROWTH               Marsico Capital
      CAP       PORTFOLIO: seeks capital growth.         Management, LLC
    GROWTH      Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisorthen looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
   -------------------------------------------------------------------------
     INTER      AST MFS GLOBAL EQUITY PORTFOLIO:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
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    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     LARGE      AST MFS GROWTH PORTFOLIO: seeks           Massachusetts
      CAP       long-term capital growth and future,   Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   --------------------------------------------------------------------------
    MID CAP     AST MID CAP VALUE PORTFOLIO: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous
                12-months based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST MONEY MARKET PORTFOLIO: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP     AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
    GROWTH      PORTFOLIO: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadvisor looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
   --------------------------------------------------------------------------
    MID CAP     AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE      VALUE PORTFOLIO: seeks capital             Management;
                growth. Under normal market             Neuberger Berman
                conditions, the Portfolio invests at     Management LLC
                least 80% of its net assets in the
                common stocks of medium
                capitalization companies. For
                purposes of the Portfolio, companies
                with market capitalizations that
                fall within the range of the Russell
                Midcap(R) Value Index at the time of
                investment are considered medium
                capitalization companies. Some of
                the Portfolio's assets may be
                invested in the securities of
                large-cap companies as well as in
                small-cap companies. subadvisor
                Neuberger Berman looks for
                well-managed companies whose stock
                prices are undervalued and that may
                rise in price before other investors
                realize their worth. LSV Asset
                Management (LSV) follows an active
                investment strategy utilizing a
                quantitative investment model to
                evaluate and recommend investment
                decisions for its portion of the
                Portfolio in a bottom-up, contrarian
                value approach
   --------------------------------------------------------------------------
     SMALL      AST NEUBERGER BERMAN SMALL-CAP          Neuberger Berman
      CAP       GROWTH PORTFOLIO: seeks maximum          Management LLC
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   --------------------------------------------------------------------------
     INTER      AST PARAMETRIC EMERGING MARKETS        Parametric Portfolio
    NATIONAL    EQUITY PORTFOLIO: seeks long-term        Associates LLC
    EQUITY      capital appreciation. The Portfolio
                normally invests at least 80% of its
                net assets in equity securities of
                issuers (i) located in emerging
                market countries, which are
                generally those not considered to be
                developed market countries, or
                (ii) included (or considered for
                inclusion) as emerging markets
                issuers in one or more broad-based
                market indices. Emerging markets
                countries include countries in Asia,
                Latin America, the Middle East,
                Southern Europe, Eastern Europe,
                Africa and the region formerly
                comprising the Soviet Union. A
                company will be considered to be
                located in an emerging market
                country if it is domiciled in or
                derives more that 50% of its
                revenues or profits from emerging
                market countries. The Portfolio
                seeks to employ a top-down,
                disciplined and structured
                investment process that emphasizes
                broad exposure and diversification
                among emerging market countries,
                economic sectors and issuers.
   --------------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND         Pacific Investment
     INCOME    PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one-to-three year time-frame based
               on the subadvisor's forecast of
               interest rates.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
     INCOME    PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within two
               years (+/-) of the duration of the
               Barclay's Capital U.S. Aggregate
               Bond Index.
    ------------------------------------------------------------------------
     ASSET     AST PRESERVATION ASSET ALLOCATION           Prudential
     ALLOCA    PORTFOLIO: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE     AST QMA US EQUITY ALPHA PORTFOLIO:         Quantitative
      CAP      seeks long term capital                     Management
     BLEND     appreciation. The portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
    ------------------------------------------------------------------------
     ASSET     AST SCHRODERS MULTI-ASSET WORLD              Schroder
     ALLOCA    STRATEGIES (formerly known as AST           Investment
     TION      American Century Strategic               Management North
               Allocation Portfolio): seeks               America Inc.
               long-term capital appreciation
               through a global flexible asset
               allocation approach. This asset
               allocation approach entails
               investing in traditional asset
               classes, such as equity and
               fixed-income investments, and
               alternative asset classes, such as
               investments in real estate,
               commodities, currencies, private
               equity, non-investment grade bonds,
               Emerging Market Debt and absolute
               return strategies. The sub-advisor
               seeks to emphasize the management of
               risk and volatility. Exposure to
               different asset classes and
               investment strategies will vary over
               time based upon the sub advisor's
               assessments of changing market,
               economic, financial and political
               factors and events.
    ------------------------------------------------------------------------
     SMALL     AST SMALL-CAP GROWTH PORTFOLIO:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Growth Index at the
               time of the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST SMALL-CAP VALUE PORTFOLIO: seeks       ClearBridge
      CAP      to provide long-term capital growth     Advisors, LLC; J.P.
     VALUE     by investing primarily in               Morgan Investment
               small-capitalization stocks that        Management, Inc.;
               appear to be undervalued. The           Lee Munder Capital
               Portfolio invests, under normal             Group, LLC
               circumstances, at least 80% of the
               value of its net assets in small
               capitalization stocks. Small
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
               Securities of companies whose market
               capitalizations no longer meet the
               definition of small capitalization
               companies after purchase by the
               Portfolio will still be considered
               to be small capitalization companies
               for purposes of the Portfolio's
               policy of investing, under normal
               circumstances, at least 80% of the
               value of its assets in small
               capitalization companies.
    ------------------------------------------------------------------------

    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                    ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST T. ROWE PRICE ASSET ALLOCATION        T. Rowe Price
    ALLOCA      PORTFOLIO: seeks a high level of         Associates, Inc.
     TION       total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary depending on the
                subadvisor's outlook for the
                markets. The subadvisor concentrates
                common stock investments in larger,
                more established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
  ---------------------------------------------------------------------------
    FIXED       AST T. ROWE PRICE GLOBAL BOND             T. Rowe Price
    INCOME      PORTFOLIO: seeks to provide high        International, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will invest at least
                80% of its total assets in fixed
                income securities. The Portfolio
                invests in all types of bonds,
                including those issued or guaranteed
                by U.S. or foreign governments or
                their agencies and by foreign
                authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
  ---------------------------------------------------------------------------
    LARGE       AST T. ROWE PRICE LARGE-CAP GROWTH        T. Rowe Price
     CAP        PORTFOLIO: seeks long-term growth of     Associates, Inc.
    GROWTH      capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market cap is
                larger than the median market cap of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
  ---------------------------------------------------------------------------
   SPECIALTY    AST T. ROWE PRICE NATURAL RESOURCES       T. Rowe Price
                PORTFOLIO: seeks long-term capital       Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although at least 50% of
                Portfolio assets will be invested in
                U.S. securities, up to 50% of total
                assets also may be invested in
                foreign securities.
  ---------------------------------------------------------------------------
    LARGE       AST VALUE PORTFOLIO (formerly AST            Deutsche
     CAP        DeAM Large-Cap Value Portfolio):            Investment
    VALUE       seeks maximum growth of capital by          Management
                investing primarily in the value          Americas, Inc.
                stocks of larger companies. The
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the
                equity securities of large-sized
                companies included in the Russell
                1000(R) Value Index. The subadvisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 1000(R)
                Value Index, but which attempts to
                outperform the Russell 1000(R) Value
                Index through active stock selection.
  ---------------------------------------------------------------------------
    FIXED       AST WESTERN ASSET CORE PLUS BOND          Western Asset
    INCOME      PORTFOLIO: seeks to maximize total          Management
                return, consistent with prudent              Company
                investment management and liquidity
                needs. The Portfolio's current
                target average duration is generally
                2.5 to 7 years. The Portfolio
                pursues this objective by investing
                in all major fixed income sectors
                with a bias towards non-Treasuries.
  ---------------------------------------------------------------------------

       STYLE/         INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
        TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
      --------------------------------------------------------------------
                       FRANKLIN TEMPLETON VARIABLE
                         INSURANCE PRODUCTS TRUST
      --------------------------------------------------------------------
       MODERATE    FRANKLIN TEMPLETON VIP FOUNDING           Franklin
        ALLOCA     FUNDS ALLOCATION FUND: Seeks capital     Templeton
        TION       appreciation, with income as a          Services, LLC
                   secondary goal. The Fund normally
                   invests equal portions in Class 1
                   shares of Franklin Income Securities
                   Fund; Mutual Shares Securities Fund;
                   and Templeton Growth Securities Fund.
      --------------------------------------------------------------------


 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each purchase payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")

 The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.


 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA
       Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus benefits or Highest Daily Lifetime 6 Plus benefit) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your purchase payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each purchase payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the purchase payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges".

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value".

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made under a formula are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because(i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase. The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under the Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.


 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of the Account Value and Protected Withdrawal Value and taken out of the Sub-accounts or DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.


 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional purchase payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of this Annuity. Previously, you must have made a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional purchase payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply.

 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life of New Jersey via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity which is age 85. No additional purchase payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into the Annuity described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.


 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of this Prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), or Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

       . OWNER: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."

       . ANNUITANT: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

       . BENEFICIARY: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections for any such restrictions.


 You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.


 SPOUSAL DESIGNATIONS
 If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Spousal assumption is only permitted to spouses as defined by federal law.

 CONTINGENT ANNUITANT
 Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodian Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges) less any applicable federal and state income tax withholding. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life of New Jersey's Systematic Investment Plan or a periodic Purchase Payment program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner's 86/th/ birthday, or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "Pruco Life of New Jersey's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more Sub-accounts or available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments.

 Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
   . With respect to each Sub-account (other than the AST Money Market Sub-account, we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

   . We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
   . If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.

 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including all Annuity Owner's TIN number) and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the optional Custom Portfolios Program (FKA - Allocation and Rebalancing Program), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or, Highest Daily GRO II benefits.

 Any transfer to or from any Sub-account that is not part of your Custom Portfolios Program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in the Custom Portfolios Program. All rebalancing transfers as part of the Custom Portfolios Program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in the Custom Portfolios Program. Participation in the Custom Portfolios Program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from the Custom Portfolios Program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.


 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 Please Note: Annuities managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all annuity owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose annuity is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

 Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD

 For a nonqualified Annuity, a distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD

 For a nonqualified Annuity, during the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.


 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once payments have commenced).


 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.



 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.


 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.


 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 OPTION 2
 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:

 Highest Daily Guaranteed Return Option (Highest Daily GRO) /1/
 Highest Daily Guaranteed Return Option II (HD GRO II)

 Guaranteed Minimum Income Benefit (GMIB)/ 1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/ 1/ Highest Daily Lifetime Five Income Benefit/ 1/
 Highest Daily Lifetime Seven Income Benefit/ 1/
 Spousal Highest Daily Lifetime Seven Income Benefit/ 1/

 Highest Daily Lifetime 7 Plus Income Benefit /1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit /1/
 Highest Daily Lifetime 6 Plus Income Benefit
 Spousal Highest Daily Lifetime 6 Plus Income Benefit


 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:

..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.


 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
 We no longer permit new elections of Highest Daily GRO. You could have elected this benefit on the Issue Date of your Annuity, or at any time thereafter. Highest Daily GRO was not available if you participated in any other living benefit. However, Highest Daily GRO may have been elected together with any optional death benefit.


 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."


 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.


 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 Highest Daily GRO uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to any regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula which appears in Appendix B, also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to, or transfer Account Value to or from such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com


 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the AST bond portfolios.

 Transfers do not impact any guarantees that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT

 We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts according to a predetermined mathematical formula. It is possible that over time the formula could transfer some, most or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you are cancelling. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.


 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:

..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.


 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges."


 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix F of this prospectus, and is described below. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% Cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap rule is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

 If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap rule is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap rule will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula may not be altered once you elect the benefit. However, subject to any regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect HD GRO II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from the AST bond portfolio Sub-accounts to the Permitted Sub-accounts in other scenarios. A summary description of each AST bond portfolio Sub-account appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolios' prospectus by going to www.prudentialannuities.com. The formula is set forth in Appendix F.

 For purposes of operating the HD GRO II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020 (corresponding to all guarantees that mature in 2020), an AST bond portfolio whose underlying investments generally mature in 2021 (corresponding to all guarantees that mature in 2021), and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to, or transfer Account Value to or from, such a Portfolio. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within your Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula), the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a formula-initiated transfer out of the AST bond portfolio
    Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers do not impact any guarantees that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the

 Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in sub-account performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments, minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).

..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT

 The GMIB benefit is no longer available for new elections. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.


 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.


 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments.

..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.

..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.
..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you have elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1,

 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction.
    Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

 ELECTION OF THE BENEFIT

 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL THE BENEFIT, YOU WILL LOSE ALL GUARANTEES UNDER THAT BENEFIT. IF YOU ELECT ANOTHER BENEFIT, THAT BENEFIT COULD BE MORE EXPENSIVE THAN THE BENEFIT YOU ARE CANCELLING.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.



 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)

 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit we change our requirements, for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you will lose all guarantees under that benefit. If you elect another benefit, that benefit could be more expensive than the benefit you are cancelling.


 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT

 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.


 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.



 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED TOTAL ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU WILL LOSE ALL GUARANTEES UNDER THAT BENEFIT. IF YOU ELECT ANOTHER BENEFIT, THAT BENEFIT COULD BE MORE EXPENSIVE THAN THE BENEFIT YOU ARE CANCELLING.


 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you elect the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.


 While you are not notified when your Annuity the formula requires a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account occurred. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the formulas, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

..   The difference between your Account Value and your Protected Withdrawal
    Value;

..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.



 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP RULE FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME
 FIVE.

 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix C (page C-2). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.


 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate

 Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).


 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.


 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.


 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers.


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity

 Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED ANNUAL INCOME
                                 WITHDRAWAL AND PURCHASE    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 We no longer permit elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.


 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.


 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new mathematical formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. THE AMOUNTS OF ANY SUCH TRANSFERS WILL VARY (AND IN SOME INSTANCES, COULD BE LARGE), AS DICTATED BY THE FORMULA, AND WILL DEPEND ON THE FACTORS LISTED BELOW.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

   . The difference between your Account Value and your Protected Withdrawal Value;

   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".



 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP RULE FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix D (Page D-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new mathematical formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made

 (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the mathematical formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.


 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers.


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, or to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond

   Portfolio appears within the prospectus section entitled "What Are The
    Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 Spousal Highest Daily Lifetime Seven can no longer be elected. Spousal Highest Daily Lifetime Seven could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.


 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value, and any new benefit could be more expensive. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you had elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:

   . The difference between your Account Value and your Protected Withdrawal Value;

   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".



 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP RULE FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected, the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix D (Page D-4).

 Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment

   Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that
    $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.


 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)
 Highest Daily Lifetime 7 Plus is no longer offered. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect any available living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this Prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79,
 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008

..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.


 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT, SUCH AS HIGHEST DAILY LIFETIME 7 PLUS, AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT

 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".


 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was Issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The mathematical formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix E.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.


 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.


 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".



 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)
 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus must have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options"
 section in this prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus.


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and

    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.


 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The

 Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages
 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.


 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.


                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH      ADJUSTED ANNUAL INCOME
                                 WITHDRAWAL AND PURCHASE   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**        HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ----------------------
November 25, 2009   $119,000.00     $      119,000.00          $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95          $5,699.35
November 30, 2009   $113,000.00     $      113,986.95          $5,699.35
December 01, 2009   $119,000.00     $      119,000.00          $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".



 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500



 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and

..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix G (and is described below).

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account."

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the

 Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:



  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40



 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.



                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:



      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500



 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual
    Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal
    Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's
    Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime
    6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. IF THE ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF THE ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFIT, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS.

 The basic Death Benefit is equal to the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.


 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.


 OPTIONAL DEATH BENEFIT

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. Key terms that we use to describe these optional death benefits are set forth within the description of each optional death benefit.

 Currently, the optional death benefit must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, or Spousal Highest Daily Lifetime 7 Plus, you are not permitted to elect the optional Death Benefit.

 Investment restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Option" section of the Prospectus for a list of investment options available and permitted with each benefit.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")
 If the Annuity has one Owner, the Owner must be age 79 or less at the time Highest Anniversary Value Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

 The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payment since such anniversary.

..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.

..   Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL HAV DEATH BENEFIT? Does the Optional HAV Death Benefit terminate under other circumstances? The HAV Death Benefit may not be terminated once elected. The HAV Death Benefit will terminate automatically on the Annuity Date. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFIT? For elections of the Highest Anniversary Value Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and BEFORE the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and AFTER the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.

   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.


 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death". "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.


 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the asset allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.


 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"


 DEATH BENEFITS: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us. We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of your request in good order.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your contract no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your contract value is reduced to zero but the contract remains in force due to a benefit provision, further distributions from the contract will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the contract and the total value of the anticipated future payments until such time as all purchase payments have been recovered.

 Please refer to your Annuity for the maximum Annuity Date, also described above.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if, between the date of the tax-free exchange and the date of the subsequent distribution, you become eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, income allocable to purchase payments made before August 14, 1982 is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA ), which are subject to Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA), under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2010 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2010 ($49,000 in 2009) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2010, this limit is $245,000 ($245,000 for 2009);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2010 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2010. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE IRA or Roth IRA by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA.

 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2010. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2010. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under recent IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary of the date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or

..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans.
 If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences+

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE OF NEW JERSEY?

 Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.

 Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or
 Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life of New Jersey files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2009, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55
 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication
 Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite
 3200 Atlanta, GA 30328, ExlService Holdings, Inc., ("EXL"), a Delaware corporation, having its office at 350 Park Avenue, 10th Floor, New York,
 NY 10022, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Avenue Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150,
 Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112
 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG
 Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12th Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615


 WHAT IS THE SEPARATE ACCOUNT?
 We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The obligations under the Annuities are those of Pruco Life of New Jersey, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.



 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS

 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE OF NEW JERSEY
 Pruco Life of New Jersey and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.55% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2009, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $500 to approximately $840,562. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.

 Prudential Annuities (the business unit that includes Pruco Life of New Jersey) sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners;
 (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009.


 Under the distribution agreement commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made up to a maximum of 7.0%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuity providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 Pruco Life of New Jersey or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life of New Jersey products.
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to annuity business during 2009 (or as to which a payment amount was accrued during 2009). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252 respectively.

 NAME OF FIRM:




 1st Global Capital Corp.                   Fifth Third Securites, Inc.              LifeMark Securities Corp.
 Agency                                     Financial Network Investment Corp.       Lincoln Financial Advisors
 Allegheny Investments Ltd.                 Financial Planning Consultants           Lincoln Financial Securities
 Allen & Company of Florida, Inc.           Financial West Group                     Corporation
 Allstate Financial Services, LLC           Fintegra, LLC                            Lincoln Investment Planning
 American Financial Associates              First Allied Securities, Inc.            Lombard Securities, Inc.
 American Independent Securities            First Citizens Investor Services Inc     LPL Financial Corporation
 Group, LLC                                 First Heartland Capital, Inc.            M Holdings Securities, Inc
 American Portfolios Financial Services     First Tennessee Brokerage, Inc.          Main Street Securities, LLC
 Ameriprise Financial Services Inc          First Western Advisors                   McClurg Capital Corporation
 Ameritas Investment Corp.                  Foothill Securities, Inc.                Medallion Investment Services
 Aon Benfield Securities, Inc.              Foresters Equity Services Inc            Merrill Lynch
 Associated Securities Corp.                Fortune Financial Services, Inc.         MetLife Securities, Inc.
 AXA Advisors, LLC                          Founders Financial Securities LLC        Michigan Securities, Inc.
 Banc of America Invest.Svs(SO)             Franklin Templeton Financial Services    MidAmerica Financial Services, Inc.
 BancorpSouth Investment Services, Inc.     Corp.                                    MML Investors Services, Inc.
 BB&T Investment Services, Inc.             FSC Securities Corp.                     Money Concepts Capital Corp.
 BBVA Compass Investment Solutions, Inc.    FSIC                                     Moors & Cabot, Inc.
 BCG Securities, Inc.                       G.A. Repple & Company                    Morgan Keegan & Company
 Beneficial Investment Services Inc         Garden State Securities, Inc.            Morgan Stanley Smith Barney, LLC .
 Berthel Fisher & Company                   Gary Goldberg & Co., Inc.                Multi-Financial Securities Corp.
 Broker Dealer Financial Services           Geneos Wealth Management, Inc.           Mutual Service Corporation
 Brookstone Securities, Inc.                Genworth Financial Securities Corp.      National Planning Corporation
 Brookstreet Securities Corp.               Girard Securities, Inc.                  National Securities Corp.
 Cadaret, Grant & Co., Inc.                 Great American Advisors, Inc.            Nationwide Planning Associates, Inc
 Calton & Associates, Inc.                  GunnAllen Financial, Inc.                Nationwide Securities, LLC
 Cambridge Investment Research              GWN Securities, Inc.                     New England Securities Corp.
 Cambridge Legacy Securities, LLC           H. Beck, Inc.                            Next Financial Group, Inc.
 Cantella & Co., Inc.                       Hantz Financial Services, Inc.           NFP Securities, Inc.
 Capital Advisory Corp.                     Harbour Investments, Inc.                Normandy Securities, Inc.
 Capital Analysts                           Hazard & Siegel, Inc.                    North Ridge Securities Corp.
 Capital Financial Services, Inc.           HBW Securities LLC                       Northstar Financial Partners, Inc.
 Capital Growth Resources                   Heritage Financial System, Inc.          NRP Financial, Inc.
 Capital Investment Group, Inc.             Horizon Financial Investment             NYLIFE Securities LLC
 Capital One Investments, LLC               Corporation                              Ohio National Equities, Inc.
 Carillon Investments, Inc.                 Hornor, Townsend & Kent, Inc.            OneAmerica Securities, Inc.
 Centaurus Financial, Inc.                  IMS Securities                           Oppenheimer & Co., Inc. (Fahnestock)
 CFD Investments, Inc.                      Independent Financial Grp, LLC           Pacific Advisory Group Of America,
 Citigroup Global Markets, Inc.             Infinex Investments, Inc.                LLC
 Coastal Equities Inc                       ING Financial Partners, Inc.             Pacific Financial Associates, Inc.
 Cohen Financial Equities LLC               Institutional Securities Corp.           Pacific West Securities, Inc.
 Commonwealth Financial Network             Intervest International Equities Corp.   Packerland Brokerage Services, Inc.
 Community Investment Services, Inc.        Invest Financial Corporation             Park Avenue Securities, LLC
 Comprehensive Asset Management             Investacorp                              Paulson Investment Co., Inc.
 Cornerstone Financial Services             Investment Centers of America            PlanMember Securities Corp.
 Credit Suisse Asset Management             Investment Professionals                 PNC Investments, LLC
 Securities, Inc.                           Investors Capital Corporation            Presidential Brokerage, Inc.
 Crown Capital Securities, LP               Investors Security Co., Inc.             Prime Capital Services, Inc.
 Cumberland Brokerage Corp.                 ISG Equity Sales Corporation             PrimeVest Financial Services, Inc.
 CUNA Brokerage Services, Inc.              J.J.B. Hilliard Lyons, Inc.              Principal Financial Securities, Inc.
 CUSO Financial Services, LP                J.P. Turner & Company, LLC               Princor Financial Services Corp.
 CW Securities, LLC                         Janney Montgomery Scott, LLC.            ProEquities, Inc.
 David A. Noyes & Company                   JMS Securities L.P.                      Professional Asset Management
 Deutsche Bank Securities, Inc.             Key Investment Services LLC              Prospera Financial Services, Inc.
 EDI Financial                              KMS Financial Services, Inc.             QA3 Financial Corp.
 Equity Services, Inc.                      Kovack Securities, Inc.                  Quest Securities, Inc.
 Essex Financial Services, Inc              LaSalle St. Securities, LLC              Questar Capital Corporation
 Essex Securities, LLC                      Legend Equities Corporation              Rampart Financial Services Inc
 FELTL & Company                            Legg Mason Wood Walker, Inc.             Raymond James & Associates, Inc.

 Raymond James Financial Services       Summit Brokerage Services, Inc.         VALIC Financial Advisors, Inc
 RBC Capital Markets Corporation        Summit Equities, Inc.                   Valmark Securities, Inc.
 RBS Securities Inc.                    SunAmerica Securities, Inc.             Veritrust Financial, LLC
 Regal Securities Inc                   Sunset Financial Services, Inc.         VSR Financial Services, Inc.
 Regency Securities, Inc.               SunTrust Investment Services, Inc.      Wall Street Financial Group
 Reliant Trading                        SWS Financial Services, Inc.            Walnut Street Securities, Inc.
 Resource Horizons Group                Synergy Investment Group, LLC           Waterford Investor Services, Inc.
 RNR Securities, LLC                    T.S. Phillips Investments, Inc.         Waterstone Financial Group, Inc.
 Robert W. Baird & Co., Inc.            TD Waterhouse Investor Services, Inc.   Wells Fargo Advisors Financial
 Royal Alliance Associates, Inc.        TFS Securities, Inc.                    Network LLC
 Sage Rutty & Co., Inc.                 The Investment Center, Inc.             Wells Fargo Advisors LLC
 Sagepoint Financial, Inc.              The O.N. Equity Sales Co.               Wells Fargo Advisors LLC - Wealth
 Sammons Securities Co., LLC            The Strategic Financial Alliance,       Wells Fargo Investments, LLC
 Sauders Retirement Advisors, Inc.      Inc.                                    Westminster Financial Securities,
 Saunders Discount Brokerage, Inc.      TimeCapital Securities Corp.            Inc.
 Scott & Stringfellow, Inc.             Tower Square Securities, Inc.           Weston Securities Corp.
 Securian Financial Services, Inc.      TransAmerica Financial Advisors, Inc.   WFG Investments, Inc.
 Securities America, Inc.               Triad Advisors, Inc.                    Woodbury Financial Services, Inc.
 Securities Service Network, Inc.       Trustmont Financial Group, Inc.         World Choice Securities, Inc.
 Sigma Financial Corporation            UBS Financial Services, Inc.            World Equity Group, Inc.
 Signator Investors, Inc.               United Planners Financial Services      World Group Securities, Inc.
 SII Investments, Inc.                  of America                              Worth Financial Group, Inc
 Sterne, Agee & Leach, Inc.             USA Financial Securities Corp.          WRP Investments, Inc.
 Stifel Nicolaus & Co., Inc.            UVEST Financial Services Group, Inc.



 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.


 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours.
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its business. Pruco Life of New Jersey's pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life of New Jersey is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life of New Jersey may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey's pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life of New Jersey and serves as investment manager for certain investment options under Pruco Life of New Jersey's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

 Pruco Life of New Jersey's litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation or regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey's financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Allocation of Initial Purchase Payment
..   Determination of Accumulation Unit Values
..   Financial Statements

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                               PREMIER BB SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (0.95%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.07670        $10.90566            0
    01/01/2008 to 12/31/2008                               $10.90566         $5.37648            0
    01/01/2009 to 12/31/2009                                $5.37648         $7.20534            0
------------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.10431        $10.24870            0
    01/01/2008 to 12/31/2008                               $10.24870         $5.85514            0
    01/01/2009 to 12/31/2009                                $5.85514         $7.44914            0
------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.09071         $9.46370            0
    01/01/2008 to 12/31/2008                                $9.46370         $5.44810            0
    01/01/2009 to 12/31/2009                                $5.44810         $6.68122            0
------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.09280        $10.03493            0
    01/01/2008 to 12/31/2008                               $10.03493         $5.89577            0
    01/01/2009 to 12/31/2009                                $5.89577         $6.96102            0
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.09013         $9.72652            0
    01/01/2008 to 12/31/2008                                $9.72652         $5.90465            0
    01/01/2009 to 12/31/2009                                $5.90465         $7.12555            0
------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.12234         $9.65067            0
    01/01/2008 to 12/31/2008                                $9.65067         $6.23830            0
    01/01/2009 to 12/31/2009                                $6.23830         $7.27792            0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.06858        $10.31471            0
    01/01/2008 to 12/31/2008                               $10.31471         $7.13279            0
    01/01/2009 to 12/31/2009                                $7.13279         $9.00260            0
------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.06659        $10.31586            0
    01/01/2008 to 12/31/2008                               $10.31586         $6.96618            0
    01/01/2009 to 12/31/2009                                $6.96618         $8.58144            0

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.08995        $10.30505            0
    01/01/2008 to 12/31/2008                          $10.30505         $6.64146            0
    01/01/2009 to 12/31/2009                           $6.64146         $8.24537            0
-------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.13689         $8.83630            0
    01/01/2008 to 12/31/2008                           $8.83630         $5.68513            0
    01/01/2009 to 12/31/2009                           $5.68513         $7.42970            0
-------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.06752        $10.34212            0
    01/01/2008 to 12/31/2008                          $10.34212         $7.30442            0
    01/01/2009 to 12/31/2009                           $7.30442         $8.92139            0
-------------------------------------------------------------------------------------------------------
AST DEAM LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.11333         $9.77597            0
    01/01/2008 to 12/31/2008                           $9.77597         $6.07176            0
    01/01/2009 to 12/31/2009                           $6.07176         $7.11289            0
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.15218        $10.91540            0
    01/01/2008 to 12/31/2008                          $10.91540         $6.21307            0
    01/01/2009 to 12/31/2009                           $6.21307         $7.54341            0
-------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.07184         $8.92754            0
    01/01/2008 to 07/18/2008                           $8.92754         $8.21190            0
-------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.08753        $10.25602            0
    01/01/2008 to 12/31/2008                          $10.25602         $5.67996            0
    01/01/2009 to 12/31/2009                           $5.67996         $7.46424            0
-------------------------------------------------------------------------------------------------------
AST UBS DYNAMIC ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.04798         $9.67817            0
    01/01/2008 to 12/31/2008                           $9.67817         $7.89813            0
    01/01/2009 to 12/31/2009                           $7.89813         $9.54661            0
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.14256        $10.22534            0
    01/01/2008 to 12/31/2008                          $10.22534         $6.05017            0
    01/01/2009 to 12/31/2009                           $6.05017         $8.95378            0
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.02275        $10.21584            0
    01/01/2008 to 12/31/2008                          $10.21584         $7.53483            0
    01/01/2009 to 12/31/2009                           $7.53483        $10.11761            0
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.15658        $10.23027            0
    01/01/2008 to 12/31/2008                          $10.23027         $6.00005            0
    01/01/2009 to 12/31/2009                           $6.00005         $9.33692            0
-------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.07264        $10.31305            0
    01/01/2008 to 12/31/2008                          $10.31305         $5.98845            0
    01/01/2009 to 12/31/2009                           $5.98845         $8.06067            0
-------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                          $10.09192         $9.53826            0
    01/01/2008 to 12/31/2008                           $9.53826         $5.52836            0
    01/01/2009 to 12/31/2009                           $5.52836         $6.54070            0

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.02378        $10.20793            0
    01/01/2008 to 12/31/2008                             $10.20793         $7.76055            0
    01/01/2009 to 12/31/2009                              $7.76055        $10.34765            0
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.12164        $10.64795            0
    01/01/2008 to 12/31/2008                             $10.64795         $5.94262            0
    01/01/2009 to 12/31/2009                              $5.94262         $7.63844            0
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06369        $10.30571            0
    01/01/2008 to 12/31/2008                             $10.30571         $6.73879            0
    01/01/2009 to 12/31/2009                              $6.73879         $8.77866            0
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.11719        $10.64938            0
    01/01/2008 to 12/31/2008                             $10.64938         $6.71953            0
    01/01/2009 to 12/31/2009                              $6.71953         $8.27409            0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.10937         $9.77430            0
    01/01/2008 to 12/31/2008                              $9.77430         $5.99099            0
    01/01/2009 to 12/31/2009                              $5.99099         $8.24232            0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15181        $10.39318            0
    01/01/2008 to 12/31/2008                             $10.39318         $5.84957            0
    01/01/2009 to 12/31/2009                              $5.84957         $7.52062            0
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15148        $10.12771            0
    01/01/2008 to 12/31/2008                             $10.12771         $5.79288            0
    01/01/2009 to 12/31/2009                              $5.79288         $8.07076            0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007                              $9.99896        $10.32312            0
    01/01/2008 to 12/31/2008                             $10.32312        $10.34015            0
    01/01/2009 to 12/31/2009                             $10.34015        $11.29070            0
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.03430        $10.38771            0
    01/01/2008 to 12/31/2008                             $10.38771         $8.28489            0
    01/01/2009 to 12/31/2009                              $8.28489         $9.85136            0
----------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.08602         $9.35483            0
    01/01/2008 to 12/31/2008                              $9.35483         $6.51294            0
    01/01/2009 to 12/31/2009                              $6.51294         $8.19364            0
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06400        $10.13341            0
    01/01/2008 to 12/31/2008                             $10.13341         $7.43372            0
    01/01/2009 to 12/31/2009                              $7.43372         $9.14121            0
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007                              $9.98226        $10.56480            0
    01/01/2008 to 12/31/2008                             $10.56480        $10.21052            0
    01/01/2009 to 12/31/2009                             $10.21052        $11.33989            0
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.21239        $11.55622            0
    01/01/2008 to 12/31/2008                             $11.55622         $5.72528            0
    01/01/2009 to 12/31/2009                              $5.72528         $8.47028            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.05197        $10.41479            0
    01/01/2008 to 12/31/2008                                $10.41479         $7.24201            0
    01/01/2009 to 12/31/2009                                 $7.24201         $9.05337            0
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.06865        $10.27465            0
    01/01/2008 to 12/31/2008                                $10.27465         $6.03458            0
    01/01/2009 to 12/31/2009                                 $6.03458         $7.53045            0
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.05173        $10.20285            0
    01/01/2008 to 12/31/2008                                $10.20285         $6.62128            0
    01/01/2009 to 12/31/2009                                 $6.62128         $8.12332            0
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.07811        $10.29995            0
    01/01/2008 to 12/31/2008                                $10.29995         $5.71342            0
    01/01/2009 to 12/31/2009                                 $5.71342         $7.38580            0
-------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007                                 $9.99896        $10.51157            0
    01/01/2008 to 12/31/2008                                $10.51157        $10.17735            0
    01/01/2009 to 12/31/2009                                $10.17735        $11.74768            0
-------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.09199         $9.98578            0
    01/01/2008 to 12/31/2008                                 $9.98578         $6.42979            0
    01/01/2009 to 12/31/2009                                 $6.42979         $8.52896            0
-------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.00032        $10.12248            0
    01/01/2008 to 12/31/2008                                $10.12248        $10.27876            0
    01/01/2009 to 12/31/2009                                $10.27876        $10.20701            0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.14451        $10.03189            0
    01/01/2008 to 12/31/2008                                $10.03189         $5.90610            0
    01/01/2009 to 12/31/2009                                 $5.90610         $8.97301            0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99922         $9.98834            0
    01/01/2008 to 12/31/2008                                 $9.98834         $9.37876            0
    01/01/2009 to 12/31/2009                                 $9.37876        $10.37104            0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.17590         $6.13365            0
    01/01/2009 to 12/31/2009                                 $6.13365         $8.20856            0
-------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.10196         $5.59224            0
    01/01/2009 to 12/31/2009                                 $5.59224         $9.22419            0
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $9.99923         $7.49765            0
    01/01/2009 to 11/13/2009                                 $7.49765         $8.43826            0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07831         $6.67497            0
    01/01/2009 to 12/31/2009                                 $6.67497         $8.60007            0
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.09947         $6.73005            0
    01/01/2009 to 12/31/2009                                 $6.73005         $8.45678            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08129         $7.38211            0
    01/01/2009 to 12/31/2009                                 $7.38211         $9.02287            0
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.11199         $7.17421            0
    01/01/2009 to 12/31/2009                                 $7.17421         $9.00186            0
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08947         $7.65257            0
    01/01/2009 to 12/31/2009                                 $7.65257         $9.35317            0
-------------------------------------------------------------------------------------------------------------
AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.10380         $7.54313            0
    01/01/2009 to 12/31/2009                                 $7.54313         $9.05850            0
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.03411         $7.66463            0
    01/01/2009 to 12/31/2009                                 $7.66463         $9.63100            0
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.14599        $10.31013            0
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.08461        $10.30032            0



 *  Denotes the start date of these sub-accounts

                               PREMIER BB SERIES
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   PROSPECTUS

      ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (1.95%)



                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.12468        $12.21751           2,912
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98699        $13.17447           8,187
------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07572        $12.47459           3,519
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08085        $12.39836          56,249
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99969         $9.87777          29,155
------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.61486        $14.52687              41
------------------------------------------------------------------------------------------------------------
AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07983        $11.67943          32,958
------------------------------------------------------------------------------------------------------------
AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.09832        $12.77034           2,163
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93464        $12.07932           2,060
------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01714        $12.52966             917

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98067        $12.99734             571
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98590        $13.24524           2,145
----------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.97563        $12.95541               0
----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.04667        $12.85313           2,436
----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.05971        $13.49906           5,476
----------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.95325        $12.77276           3,394
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06270        $12.74667           2,810
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03391        $12.09710           1,647
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.00733        $12.72864           9,789
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02825        $12.16473             978
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.97681        $12.37664             539
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.13105        $13.73161           3,347
----------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.00835        $13.14833               0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.99059        $10.49444           1,178
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.98246        $11.06240         101,081
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.10014        $12.91774           5,580
----------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07719        $12.82018             573
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.30108        $13.76951          13,807
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03838        $12.15888         155,062
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.11776        $13.11671           1,008
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07246        $13.37974           3,689
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12742        $13.60349          10,943
----------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.01739        $11.11682           2,027
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.14326        $13.28533           1,112
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06178        $12.77693               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03884        $12.32315         199,983
-------------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02472        $12.22943         155,706
-------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02354        $12.05401         322,047
-------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02102        $11.61945         135,200
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01321        $12.30994          65,487
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98521        $12.16947         156,193
-------------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03706        $12.42655          26,045
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05245        $12.35611           9,906
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03990        $11.95029          15,681
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04108        $12.26108          56,060
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02472        $11.87199          57,797
-------------------------------------------------------------------------------------------------------------
AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02694        $11.98361          20,615
-------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98134        $10.85750               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98914        $10.76877          26,254
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                                 $9.92268         $9.68544               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                 $9.90545         $9.58605               0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.85947        $13.95016           1,177
-------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05442        $14.81166           3,898
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                                 $9.93825         $9.61926               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                 $9.88417         $9.26066               0
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.14518        $10.29678               0
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.08380        $10.28698               0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07065        $12.83927          87,129



 *  Denotes the start date of these sub-accounts

             APPENDIX B - FORMULA UNDER HIGHEST DAILY GRO BENEFIT


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l \\is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

     L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\/(1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

              T    =    {Min(V, [L - B - V*C\\t\\]/(1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

             T    =    {Min(B, - [L - B - V*C\\t\\]/(1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

      FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - HIGHEST DAILY GRO

 The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:



                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]



 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."



    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/



 Next the formula calculates the following formula ratio:



                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}



 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:



           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V, [L - F - V * C\\t\\]/(1 - C\\t\\))}      T(greater than)0, Money moving from the
                                                             Permitted Sub-accounts to the Benefit Fixed Rate
                                                             Account
 T    =    {Min (F, - [L - F - V * C\\t\\]/(1 - C\\t\\))}    T(less than)0, Money moving from the Benefit
                                                             Fixed Rate Account to the Permitted Sub-
                                                             accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                      r    =    (L - F) / V
                           =    (76,710.28 - 0)/92,300.00
                           =    83.11%

 SINCE R (GREATER THAN) CU ( BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

  T    =    {Min (V, [L - F - V * Ct]/(1 - Ct))}
       =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80]/(1 - 0.80))}
       =    {Min (92,300.00, 14,351.40)}
       =    14,351.40


 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE


 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a


 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.


 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

   . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

  APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.


   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.


   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -    Money is transferred from the elected
           C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the
                                                                                  Transfer Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}        Money is transferred from the Transfer Account
                                                                                  to the elected Sub-accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -   Money is transferred from the elected
 C\\t\\))}                                                              Sub-accounts and Fixed Rate Options to the
                                                                        Transfer Account

 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}       Money is transferred from the Transfer Account
                                                                        to the elected Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.


       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and
           (3) the Account Value.


       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted Sub-
                                                               accounts]


 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.



                            L    =    0.05 * P * a



 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:



                         If (B / (V + B) (greater than) .90) then

                         T         =         B - [(V + B) * .90]



 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B/(V+B) (less than)= .90), the following asset transfer calculation is performed:



                      Target Ratio r    =    (L - B) / V



       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min (MAX (0, (0.90 * (V+ B)) - B), [L - B - V *     Money is transferred from the elected Sub-
           C\\t\\] / (1 - C\\t\\))                             accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the elected Sub-
                                                               accounts.



 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.



                            L    =    0.05 * P * a



 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account :



                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then

                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]



 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (VV + VF +B) (less than)= .90), the following asset transfer calculation is performed


              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)



       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account , provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment Grade
                                                                               Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.


 Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the elected Sub-
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                accounts to AST Investment Grade Bond
                                                                     Portfolio Sub-account.

 {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the AST Investment Grade
                                                                     Bond Portfolio Sub-account to the elected
                                                                     Sub-accounts.



 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX E - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.


   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments and adjusted for Lifetime Withdrawals.


   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted Sub-
                                                                            accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

            APPENDIX F - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT


 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

   APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.



                            L    =    0.05 * P * a



 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).



       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts



 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then



 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.



                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*



      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**



 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY
                          DESCRIBED IN PROSPECTUS PLNJ PREMIER BB-PROS (05/2010).
                                           ---------------------------------------
                                             (print your name)
                                           ---------------------------------------
                                                 (address)
                                           ---------------------------------------
                                            (city/state/zip code)



  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUCO LIFE INSURANCE COMPANY OF NEW      PRUDENTIAL ANNUITIES DISTRIBUTORS,
  JERSEY                                                                 INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com


                               MAILING ADDRESSES:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:
                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                 [LOGO] Prudential
                 The Prudential Insurance Company of America
                 751 Broad Street
                 Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 2010


  PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT VARIABLE
                               ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb Series(SM) ("Bb Series"), annuity contract (or the "Annuity") is an individual variable annuity contract issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Annuity is purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series prospectus dated May 1, 2010. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Company...................................................................   2
Experts...................................................................   2
Principal Underwriter.....................................................   2
Payments Made to Promote Sale of Our Products.............................   2
Allocation of Initial Purchase Payment....................................   3
Determination of Accumulation Unit Values.................................   4
Separate Account Financial Information....................................  A1
Company Financial Information.............................................  B1

         Pruco Life Insurance                     Prudential Annuity
                Company                             Service Center
             of New Jersey                           P.O. Box 7960
         213 Washington Street                       Philadelphia,
                                                  Pennsylvania 19176
         Newark, NJ 07102-2992                 Telephone: (888) PRU-2888

Prudential Premier Variable Annuity Bb Series(SM), is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual variable annuities issued through the separate account, PAD received commissions of $22,773,368, $14,388,696, and $8,249,646, in 2009, 2008, 2007, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life of New Jersey products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life of New Jersey annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2009) received payment with respect to annuity business during 2009 (or as to which a payment amount was accrued during 2009). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2009, the least amount paid, and greatest amount paid, were $55 and $2,282,252, respectively.


                    ALLOCATION OF INITIAL PURCHASE PAYMENT

As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources.

Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (formerly named American Skandia Trust) (the "Trust") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.20%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST International Growth Portfolio
   09/04/2007 to 12/31/2007               $10.07643    $10.89664              0
   01/01/2008 to 12/31/2008               $10.89664     $5.35863              0
   01/01/2009 to 12/31/2009                $5.35863     $7.16365              0

AST Aggressive Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.10404    $10.24020              0
   01/01/2008 to 12/31/2008               $10.24020     $5.83578              0
   01/01/2009 to 12/31/2009                $5.83578     $7.40613              0

AST AllianceBernstein Core Value Portfolio
   09/04/2007 to 12/31/2007               $10.09044     $9.45588              0
   01/01/2008 to 12/31/2008                $9.45588     $5.43009              0
   01/01/2009 to 12/31/2009                $5.43009     $6.64251              0

AST AllianceBernstein Growth & Income Portfolio
   09/04/2007 to 12/31/2007               $10.09253    $10.02667              0
   01/01/2008 to 12/31/2008               $10.02667     $5.87624              0
   01/01/2009 to 12/31/2009                $5.87624     $6.92077              0

AST QMA US Equity Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.08986     $9.71845              0
   01/01/2008 to 12/31/2008                $9.71845     $5.88510              0
   01/01/2009 to 12/31/2009                $5.88510     $7.08437              0

AST American Century Income & Growth Portfolio
   09/04/2007 to 12/31/2007               $10.12207     $9.64268              0
   01/01/2008 to 12/31/2008                $9.64268     $6.21772              0
   01/01/2009 to 12/31/2009                $6.21772     $7.23600              0

AST Schroders Multi Asset World Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.06831    $10.30624              0
   01/01/2008 to 12/31/2008               $10.30624     $7.10945              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $7.10945     $8.95091              0

AST Academic Strategies Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06632    $10.30733              0
   01/01/2008 to 12/31/2008               $10.30733     $6.94315              0
   01/01/2009 to 12/31/2009                $6.94315     $8.53200              0

AST Capital Growth Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.08968    $10.29650              0
   01/01/2008 to 12/31/2008               $10.29650     $6.61955              0
   01/01/2009 to 12/31/2009                $6.61955     $8.19796              0

AST Cohen & Steers Realty Portfolio
   09/04/2007 to 12/31/2007               $10.13662     $8.82896              0
   01/01/2008 to 12/31/2008                $8.82896     $5.66629              0
   01/01/2009 to 12/31/2009                $5.66629     $7.38688              0

AST Balanced Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06724    $10.33357              0
   01/01/2008 to 12/31/2008               $10.33357     $7.28034              0
   01/01/2009 to 12/31/2009                $7.28034     $8.86999              0

AST DeAM Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.11306     $9.76790              0
   01/01/2008 to 12/31/2008                $9.76790     $6.05181              0
   01/01/2009 to 12/31/2009                $6.05181     $7.07202              0

AST Neuberger Berman Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15191    $10.90642              0
   01/01/2008 to 12/31/2008               $10.90642     $6.19260              0
   01/01/2009 to 12/31/2009                $6.19260     $7.49986              0

AST DeAm Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.07157     $8.92013              0
   01/01/2008 to 07/18/2008                $8.92013     $8.19396              0

AST Federated Aggressive Growth Portfolio
   09/04/2007 to 12/31/2007               $10.08726    $10.24752              0
   01/01/2008 to 12/31/2008               $10.24752     $5.66121              0
   01/01/2009 to 12/31/2009                $5.66121     $7.42122              0

AST UBS Dynamic Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.04771     $9.67017              0
   01/01/2008 to 12/31/2008                $9.67017     $7.87211              0
   01/01/2009 to 12/31/2009                $7.87211     $9.49169              0

AST Goldman Sachs Concentrated Growth Portfolio
   09/04/2007 to 12/31/2007               $10.14229    $10.21692              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008               $10.21692     $6.03028              0
   01/01/2009 to 12/31/2009                $6.03028     $8.90233              0

AST High Yield Portfolio
   09/04/2007 to 12/31/2007               $10.02247    $10.20736              0
   01/01/2008 to 12/31/2008               $10.20736     $7.50988              0
   01/01/2009 to 12/31/2009                $7.50988    $10.05913              0

AST Goldman Sachs Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15631    $10.22180              0
   01/01/2008 to 12/31/2008               $10.22180     $5.98025              0
   01/01/2009 to 12/31/2009                $5.98025     $9.28321              0

AST JPMorgan International Equity Portfolio
   09/04/2007 to 12/31/2007               $10.07236    $10.30454              0
   01/01/2008 to 12/31/2008               $10.30454     $5.96873              0
   01/01/2009 to 12/31/2009                $5.96873     $8.01420              0

AST Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.09165     $9.53038              0
   01/01/2008 to 12/31/2008                $9.53038     $5.51005              0
   01/01/2009 to 12/31/2009                $5.51005     $6.50286              0

AST Lord Abbett Bond-Debenture Portfolio
   09/04/2007 to 12/31/2007               $10.02351    $10.19948              0
   01/01/2008 to 12/31/2008               $10.19948     $7.73497              0
   01/01/2009 to 12/31/2009                $7.73497    $10.28814              0

AST Marsico Capital Growth Portfolio
   09/04/2007 to 12/31/2007               $10.12136    $10.63912              0
   01/01/2008 to 12/31/2008               $10.63912     $5.92294              0
   01/01/2009 to 12/31/2009                $5.92294     $7.59446              0

AST MFS Global Equity Portfolio
   09/04/2007 to 12/31/2007               $10.06342    $10.29715              0
   01/01/2008 to 12/31/2008               $10.29715     $6.71651              0
   01/01/2009 to 12/31/2009                $6.71651     $8.72801              0

AST MFS Growth Portfolio
   09/04/2007 to 12/31/2007               $10.11692    $10.64054              0
   01/01/2008 to 12/31/2008               $10.64054     $6.69727              0
   01/01/2009 to 12/31/2009                $6.69727     $8.22636              0

AST Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.10910     $9.76620              0
   01/01/2008 to 12/31/2008                $9.76620     $5.97116              0
   01/01/2009 to 12/31/2009                $5.97116     $8.19480              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Neuberger Berman Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15154    $10.38462              0
   01/01/2008 to 12/31/2008               $10.38462     $5.83026              0
   01/01/2009 to 12/31/2009                $5.83026     $7.47732              0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.15121    $10.11928              0
   01/01/2008 to 12/31/2008               $10.11928     $5.77366              0
   01/01/2009 to 12/31/2009                $5.77366     $8.02402              0

AST PIMCO Limited Maturity Bond Portfolio
   09/04/2007 to 12/31/2007                $9.99869    $10.31456              0
   01/01/2008 to 12/31/2008               $10.31456    $10.30589              0
   01/01/2009 to 12/31/2009               $10.30589    $11.22542              0

AST Preservation Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.03403    $10.37916              0
   01/01/2008 to 12/31/2008               $10.37916     $8.25763              0
   01/01/2009 to 12/31/2009                $8.25763     $9.79475              0

AST Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.08575     $9.34711              0
   01/01/2008 to 12/31/2008                $9.34711     $6.49153              0
   01/01/2009 to 12/31/2009                $6.49153     $8.14666              0

AST T. Rowe Price Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06373    $10.12505              0
   01/01/2008 to 12/31/2008               $10.12505     $7.40923              0
   01/01/2009 to 12/31/2009                $7.40923     $9.08866              0

AST T. Rowe Price Global Bond Portfolio
   09/04/2007 to 12/31/2007                $9.98198    $10.55609              0
   01/01/2008 to 12/31/2008               $10.55609    $10.17687              0
   01/01/2009 to 12/31/2009               $10.17687    $11.27449              0

AST T. Rowe Price Natural Resources Portfolio
   09/04/2007 to 12/31/2007               $10.21212    $11.54668              0
   01/01/2008 to 12/31/2008               $11.54668     $5.70638              0
   01/01/2009 to 12/31/2009                $5.70638     $8.42140              0

AST Advanced Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.05170    $10.40613              0
   01/01/2008 to 12/31/2008               $10.40613     $7.21807              0
   01/01/2009 to 12/31/2009                $7.21807     $9.00120              0

AST First Trust Capital Appreciation Target Portfolio
   09/04/2007 to 12/31/2007               $10.06838    $10.26612              0
   01/01/2008 to 12/31/2008               $10.26612     $6.01459              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $6.01459     $7.48698              0

AST First Trust Balanced Target Portfolio
   09/04/2007 to 12/31/2007               $10.05146    $10.19433              0
   01/01/2008 to 12/31/2008               $10.19433     $6.59941              0
   01/01/2009 to 12/31/2009                $6.59941     $8.07650              0

AST International Value Portfolio
   09/04/2007 to 12/31/2007               $10.07784    $10.29139              0
   01/01/2008 to 12/31/2008               $10.29139     $5.69442              0
   01/01/2009 to 12/31/2009                $5.69442     $7.34317              0

AST PIMCO Total Return Bond Portfolio
   09/04/2007 to 12/31/2007                $9.99869    $10.50294              0
   01/01/2008 to 12/31/2008               $10.50294    $10.14384              0
   01/01/2009 to 12/31/2009               $10.14384    $11.68017              0

AST Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.09172     $9.97755              0
   01/01/2008 to 12/31/2008                $9.97755     $6.40854              0
   01/01/2009 to 12/31/2009                $6.40854     $8.47976              0

AST Money Market Portfolio
   09/04/2007 to 12/31/2007               $10.00005    $10.11408              0
   01/01/2008 to 12/31/2008               $10.11408    $10.24488              0
   01/01/2009 to 12/31/2009               $10.24488    $10.14826              0

AST T. Rowe Price Large-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.14424    $10.02360              0
   01/01/2008 to 12/31/2008               $10.02360     $5.88656              0
   01/01/2009 to 12/31/2009                $5.88656     $8.92129              0

AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007               $9.99902     $9.98528              0
   01/01/2008 to 12/31/2008                $9.98528     $9.35265              0
   01/01/2009 to 12/31/2009                $9.35265    $10.31650              0

AST Investment Grade Bond Portfolio
   01/28/2008* to 12/31/2008               $9.99902    $10.77956              0
   01/01/2009 to 12/31/2009               $10.77956    $11.85574              0

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17570     $6.12668              0
   01/01/2009 to 12/31/2009                $6.12668     $8.17900              0

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10176     $5.58594              0
   01/01/2009 to 12/31/2009                $5.58594     $9.19108              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99902     $7.48921              0
   01/01/2009 to 11/13/2009                $7.48921     $8.41062              0

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07824     $6.66382              0
   01/01/2009 to 12/31/2009                $6.66382     $8.56458              0

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09940     $6.71888              0
   01/01/2009 to 12/31/2009                $6.71888     $8.42186              0

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08122     $7.36986              0
   01/01/2009 to 12/31/2009                $7.36986     $8.98574              0

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11192     $7.16230              0
   01/01/2009 to 12/31/2009                $7.16230     $8.96467              0

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08940     $7.63989              0
   01/01/2009 to 12/31/2009                $7.63989     $9.31463              0

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10373     $7.53057              0
   01/01/2009 to 12/31/2009                $7.53057     $9.02112              0

AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03391     $7.65592              0
   01/01/2009 to 12/31/2009                $7.65592     $9.59622              0

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14579    $10.30675              0

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08441    $10.29697              0

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

              ACCUMULATION UNIT VALUES: With only HD GRO (1.30%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST International Growth Portfolio
   01/28/2008 to 12/31/2008               $10.09807     $5.56317            238
   01/01/2009 to 12/31/2009                $5.56317     $7.42983            234

AST Aggressive Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.14066     $6.35952              0
   01/01/2009 to 12/31/2009                $6.35952     $8.06289         77,351

AST AllianceBernstein Core Value Portfolio
   01/28/2008 to 12/31/2008               $10.24327     $6.29814              0
   01/01/2009 to 12/31/2009                $6.29814     $7.69684          6,728

AST AllianceBernstein Growth & Income Portfolio
   01/28/2008 to 12/31/2008               $10.16584     $6.41698              0
   01/01/2009 to 12/31/2009                $6.41698     $7.55020            939

AST QMA US Equity Alpha Portfolio
   01/28/2008 to 12/31/2008               $10.17636     $6.68980              0
   01/01/2009 to 12/31/2009                $6.68980     $8.04510          6,181

AST American Century Income & Growth Portfolio
   01/28/2008 to 12/31/2008               $10.14809     $7.04726              0
   01/01/2009 to 12/31/2009                $7.04726     $8.19333              0

AST Schroders Multi Asset World Strategies Portfolio
   01/28/2008 to 12/31/2008               $10.08245     $7.35331             77
   01/01/2009 to 12/31/2009                $7.35331     $9.24887             77

AST Academic Strategies Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.10439     $7.20298         24,437
   01/01/2009 to 12/31/2009                $7.20298     $8.84253        132,089

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST Capital Growth Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.12100     $6.97189              0
   01/01/2009 to 12/31/2009                $6.97189     $8.62574         33,406

AST Cohen & Steers Realty Portfolio
   01/28/2008 to 12/31/2008               $10.37405     $6.63048              0
   01/01/2009 to 12/31/2009                $6.63048     $8.63524              0

AST Balanced Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.08643     $7.42670          3,833
   01/01/2009 to 12/31/2009                $7.42670     $9.03939         22,421

AST DeAM Large-Cap Value Portfolio
   01/28/2008 to 12/31/2008               $10.20727     $6.75418              0
   01/01/2009 to 12/31/2009                $6.75418     $7.88493              0

AST Neuberger Berman Small-Cap Growth Portfolio
   01/28/2008 to 12/31/2008               $10.06374     $6.57251              0
   01/01/2009 to 12/31/2009                $6.57251     $7.95208              0

AST DeAm Small-Cap Value Portfolio
   01/28/2008 to 07/18/2008               $10.26336    $10.05061              0

AST Federated Aggressive Growth Portfolio
   01/28/2008 to 12/31/2008               $10.12639     $6.26046              0
   01/01/2009 to 12/31/2009                $6.26046     $8.19873              0

AST UBS Dynamic Alpha Portfolio
   01/28/2008 to 12/31/2008               $10.12816     $8.04051            566
   01/01/2009 to 12/31/2009                $8.04051     $9.68501         14,644

AST Goldman Sachs Concentrated Growth Portfolio
   01/28/2008 to 12/31/2008               $10.08794     $6.65118              0
   01/01/2009 to 12/31/2009                $6.65118     $9.80921              0

AST High Yield Portfolio
   01/28/2008 to 12/31/2008                $9.99894     $7.42367              0
   01/01/2009 to 12/31/2009                $7.42367     $9.93381          3,828

AST Goldman Sachs Mid-Cap Growth Portfolio
   01/28/2008 to 12/31/2008               $10.19125     $6.59238              0
   01/01/2009 to 12/31/2009                $6.59238    $10.22335              0

AST JPMorgan International Equity Portfolio
   01/28/2008 to 12/31/2008               $10.08333     $6.42232              0
   01/01/2009 to 12/31/2009                $6.42232     $8.61481              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST Large-Cap Value Portfolio
   01/28/2008 to 12/31/2008               $10.24678     $6.25411              0
   01/01/2009 to 12/31/2009                $6.25411     $7.37369              0

AST Lord Abbett Bond-Debenture Portfolio
   01/28/2008 to 12/31/2008               $10.01659     $7.75694              0
   01/01/2009 to 12/31/2009                $7.75694    $10.30711          3,590

AST Marsico Capital Growth Portfolio
   01/28/2008 to 12/31/2008               $10.13317     $6.26305            197
   01/01/2009 to 12/31/2009                $6.26305     $8.02264            195

AST MFS Global Equity Portfolio
   01/28/2008 to 12/31/2008               $10.11112     $7.21708              0
   01/01/2009 to 12/31/2009                $7.21708     $9.36927          3,107

AST MFS Growth Portfolio
   01/28/2008 to 12/31/2008               $10.13173     $6.96848              0
   01/01/2009 to 12/31/2009                $6.96848     $8.55087              0

AST Mid-Cap Value Portfolio
   01/28/2008 to 12/31/2008               $10.23704     $6.75166              0
   01/01/2009 to 12/31/2009                $6.75166     $9.25678              0

AST Neuberger Berman Mid-Cap Growth Portfolio
   01/28/2008 to 12/31/2008               $10.12623     $6.43407              0
   01/01/2009 to 12/31/2009                $6.43407     $8.24353            899

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   01/28/2008 to 12/31/2008               $10.18499     $6.39885              0
   01/01/2009 to 12/31/2009                $6.39885     $8.88414              0

AST PIMCO Limited Maturity Bond Portfolio
   01/28/2008 to 12/31/2008               $10.00750     $9.71676          3,205
   01/01/2009 to 12/31/2009                $9.71676    $10.57328          2,260

AST Preservation Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.06002     $8.17030              0
   01/01/2009 to 12/31/2009                $8.17030     $9.68149         15,579

AST Small-Cap Value Portfolio
   01/28/2008 to 12/31/2008               $10.23240     $7.62509              0
   01/01/2009 to 12/31/2009                $7.62509     $9.55967              0

AST T. Rowe Price Asset Allocation Portfolio
   01/28/2008 to 12/31/2008               $10.09859     $7.74163            145
   01/01/2009 to 12/31/2009                $7.74163     $9.48714          4,168

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST T. Rowe Price Global Bond Portfolio
   01/28/2008 to 12/31/2008               $10.03856     $9.44110            121
   01/01/2009 to 12/31/2009                $9.44110    $10.44910            119

AST T. Rowe Price Natural Resources Portfolio
   01/28/2008 to 12/31/2008               $10.18510     $5.58255              0
   01/01/2009 to 12/31/2009                $5.58255     $8.23044              0

AST Advanced Strategies Portfolio
   01/28/2008 to 12/31/2008               $10.08847     $7.30819              0
   01/01/2009 to 12/31/2009                $7.30819     $9.10472              0

AST First Trust Capital Appreciation Target Portfolio
   01/28/2008 to 12/31/2008               $10.15577     $6.37685              0
   01/01/2009 to 12/31/2009                $6.37685     $7.93025            343

AST First Trust Balanced Target Portfolio
   01/28/2008 to 12/31/2008               $10.11777     $6.85749              0
   01/01/2009 to 12/31/2009                $6.85749     $8.38411              0

AST International Value Portfolio
   01/28/2008 to 12/31/2008               $10.06551     $6.22962              0
   01/01/2009 to 12/31/2009                $6.22962     $8.02537          9,346

AST PIMCO Total Return Bond Portfolio
   01/28/2008 to 12/31/2008               $10.01506     $9.41587         11,717
   01/01/2009 to 12/31/2009                $9.41587    $10.83111         61,189

AST Small-Cap Growth Portfolio
   01/28/2008 to 12/31/2008               $10.18998     $7.28972              0
   01/01/2009 to 12/31/2009                $7.28972     $9.63618              0

AST Money Market Portfolio
   01/28/2008 to 12/31/2008                $9.99999    $10.09598            708
   01/01/2009 to 12/31/2009               $10.09598     $9.99076         15,973

AST T. Rowe Price Large-Cap Growth Portfolio
   01/28/2008 to 12/31/2008               $10.10491     $6.64158              0
   01/01/2009 to 12/31/2009                $6.64158    $10.05576              0

AST Western Asset Core Plus Bond Portfolio
   01/28/2008 to 12/31/2008               $10.00869     $9.12808          8,263
   01/01/2009 to 12/31/2009                $9.12808    $10.05881          4,586

AST Investment Grade Bond Portfolio
   01/28/2008* to 12/31/2008               $9.99894    $10.76964              0
   01/01/2009 to 12/31/2009               $10.76964    $11.83321              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST Bond Portfolio 2018
   01/28/2008* to 12/31/2008               $9.99894    $12.09377              0
   01/01/2009 to 12/31/2009               $12.09377    $11.21615              0

AST Bond Portfolio 2019
   01/28/2008* to 12/31/2008               $9.99894    $12.16291             59
   01/01/2009 to 12/31/2009               $12.16291    $11.08225             13

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17562     $6.12398              0
   01/01/2009 to 12/31/2009                $6.12398     $8.16733              0

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10168     $5.58342              0
   01/01/2009 to 12/31/2009                $5.58342     $9.17787              0

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99894     $7.48579              0
   01/01/2009 to 11/13/2009                $7.48579     $8.39963              0

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07821     $6.65948          1,994
   01/01/2009 to 12/31/2009                $6.65948     $8.55057         29,315

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09938     $6.71438              0
   01/01/2009 to 12/31/2009                $6.71438     $8.40792         12,559

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08120     $7.36495              0
   01/01/2009 to 12/31/2009                $7.36495     $8.97091              0

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11189     $7.15757              0
   01/01/2009 to 12/31/2009                $7.15757     $8.94985              0

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08938     $7.63484              0
   01/01/2009 to 12/31/2009                $7.63484     $9.29920              0

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10371     $7.52556              0
   01/01/2009 to 12/31/2009                $7.52556     $9.00621              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
                                        OF PERIOD    OF PERIOD   END OF PERIOD
                                       ------------ ------------ --------------
AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03382     $7.65252              0
   01/01/2009 to 12/31/2009                $7.65252     $9.58245              0

AST Bond Portfolio 2016
   01/02/2009* to 12/31/2009               $9.99929     $9.42733              0

AST Bond Portfolio 2020
   01/02/2009* to 12/31/2009               $9.99929     $8.83518              0

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14571    $10.30543              0

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08433    $10.29565              0

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

               ACCUMULATION UNIT VALUES: With HAV 40 bps (1.35%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST AllianceBernstein Growth & Income Portfolio
   05/01/2009 to 12/31/2009               $10.12484    $12.26587              0

AST T. Rowe Price Large-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                $9.98715    $13.22662              0

AST American Century Income & Growth Portfolio
   05/01/2009 to 12/31/2009               $10.07589    $12.52406              0

AST Schroders Multi Asset World Strategies Portfolio
   05/01/2009 to 12/31/2009               $10.08102    $12.44750              0

AST Money Market Portfolio
   05/01/2009 to 12/31/2009                $9.99985     $9.91708              0

AST Cohen & Steers Realty Portfolio
   05/01/2009 to 12/31/2009                $9.61502    $14.58421              0

AST UBS Dynamic Alpha Portfolio
   05/01/2009 to 12/31/2009               $10.07999    $11.72572              0

AST DeAM Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009               $10.09848    $12.82090              0

AST Neuberger Berman Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                $9.93480    $12.12719              0

AST High Yield Portfolio
   05/01/2009 to 12/31/2009               $10.01730    $12.57932              0

AST Federated Aggressive Growth Portfolio

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   05/01/2009 to 12/31/2009                $9.98084    $13.04888              0

AST Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009                $9.98606    $13.29769              0

AST Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                $9.97579    $13.00674              0

AST Goldman Sachs Concentrated Growth Portfolio
   05/01/2009 to 12/31/2009               $10.04683    $12.90403              0

AST Goldman Sachs Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009               $10.05987    $13.55254              0

AST Goldman Sachs Small-Cap Value Portfolio
   05/01/2009 to 12/31/2009                $9.95341    $12.82330              0

AST Large-Cap Value Portfolio
   05/01/2009 to 12/31/2009               $10.06286    $12.79720              0

AST Lord Abbett Bond-Debenture Portfolio
   05/01/2009 to 12/31/2009               $10.03408    $12.14506              0

AST Marsico Capital Growth Portfolio
   05/01/2009 to 12/31/2009               $10.00749    $12.77914              0

AST MFS Growth Portfolio
   05/01/2009 to 12/31/2009               $10.02841    $12.21299              0

AST Neuberger Berman Mid-Cap Growth Portfolio
   05/01/2009 to 12/31/2009                $9.97697    $12.42570              0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   05/01/2009 to 12/31/2009               $10.13121    $13.78600              0

AST Small-Cap Growth Portfolio
   05/01/2009 to 12/31/2009               $10.00851    $13.20041              0

AST PIMCO Limited Maturity Bond Portfolio
   05/01/2009 to 12/31/2009                $9.99075    $10.53608              0

AST PIMCO Total Return Bond Portfolio
   05/01/2009 to 12/31/2009                $9.98263    $11.10627              0

AST AllianceBernstein Core Value Portfolio
   05/01/2009 to 12/31/2009               $10.10030    $12.96898              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST QMA US Equity Alpha Portfolio
   05/01/2009 to 12/31/2009               $10.07735    $12.87098              0

AST T. Rowe Price Natural Resources Portfolio
   05/01/2009 to 12/31/2009               $10.30124    $13.82415              0

AST T. Rowe Price Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.03854    $12.20703              0

AST International Value Portfolio
   05/01/2009 to 12/31/2009               $10.11792    $13.16863              0

AST MFS Global Equity Portfolio
   05/01/2009 to 12/31/2009               $10.07263    $13.43278              0

AST JPMorgan International Equity Portfolio
   05/01/2009 to 12/31/2009               $10.12758    $13.65721              0

AST T. Rowe Price Global Bond Portfolio
   05/01/2009 to 12/31/2009               $10.01755    $11.16093              0

AST International Growth Portfolio
   05/01/2009 to 12/31/2009               $10.14342    $13.33801              0

AST Aggressive Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.06194    $12.82750              0

AST Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.03900    $12.37203              0

AST Academic Strategies Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.02489    $12.27782              0

AST Balanced Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.02370    $12.10185              0

AST Preservation Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.02118    $11.66557              0

AST First Trust Balanced Target Portfolio
   05/01/2009 to 12/31/2009               $10.01337    $12.35865              0

AST First Trust Capital Appreciation Target Portfolio
   05/01/2009 to 12/31/2009                $9.98537    $12.21765              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Advanced Strategies Portfolio
   05/01/2009 to 12/31/2009               $10.03723    $12.47580              0

AST CLS Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.05261    $12.40508              0

AST CLS Moderate Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.04006    $11.99769              0

AST Horizon Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.04124    $12.30962              0

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.02489    $11.91910              0

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2009 to 12/31/2009               $10.02711    $12.03109              0

AST Investment Grade Bond Portfolio
   05/01/2009 to 12/31/2009                $9.98150    $10.90061              0

AST Western Asset Core Plus Bond Portfolio
   05/01/2009 to 12/31/2009                $9.98930    $10.81142              0

AST Global Real Estate Portfolio
   05/01/2009 to 12/31/2009                $9.85963    $14.00543              0

AST Parametric Emerging Markets Equity Portfolio
   05/01/2009 to 12/31/2009               $10.05458    $14.87029              0

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14567    $10.30476              0

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08429    $10.29497              0

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2009 to 12/31/2009               $10.07081    $12.89007              0

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only OR HAV
                      and HD GRO OR HD GRO 60 bps (1.55%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST International Growth Portfolio
   09/04/2007 to 12/31/2007               $11.52056    $12.44440         31,081
   01/01/2008 to 12/31/2008               $12.44440     $6.09868         36,868
   01/01/2009 to 12/31/2009                $6.09868     $8.12488         54,223

AST Aggressive Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.36107    $11.50135        104,742
   01/01/2008 to 12/31/2008               $11.50135     $6.53179        100,574
   01/01/2009 to 12/31/2009                $6.53179     $8.26091        194,411

AST AllianceBernstein Core Value Portfolio
   09/04/2007 to 12/31/2007               $11.24033    $10.52167         16,298
   01/01/2008 to 12/31/2008               $10.52167     $6.02125         19,069
   01/01/2009 to 12/31/2009                $6.02125     $7.34030         79,459

AST AllianceBernstein Growth & Income Portfolio
   09/04/2007 to 12/31/2007               $11.52186    $11.43381          8,404
   01/01/2008 to 12/31/2008               $11.43381     $6.67776         18,344
   01/01/2009 to 12/31/2009                $6.67776     $7.83769         57,631

AST QMA US Equity Alpha Portfolio
   09/04/2007 to 12/31/2007               $11.22094    $10.79584         20,553
   01/01/2008 to 12/31/2008               $10.79584     $6.51497         19,658
   01/01/2009 to 12/31/2009                $6.51497     $7.81555         32,499

AST American Century Income & Growth Portfolio
   09/04/2007 to 12/31/2007               $11.40677    $10.85441         10,242
   01/01/2008 to 12/31/2008               $10.85441     $6.97484          6,938
   01/01/2009 to 12/31/2009                $6.97484     $8.08917         43,136

AST Schroders Multi Asset World Strategies Portfolio
   09/04/2007 to 12/31/2007               $11.09854    $11.34807            190
   01/01/2008 to 12/31/2008               $11.34807     $7.80093         30,118

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $7.80093     $9.78770        406,471

AST Academic Strategies Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.09867    $11.35167        369,690
   01/01/2008 to 12/31/2008               $11.35167     $7.62021        695,199
   01/01/2009 to 12/31/2009                $7.62021     $9.33172      2,150,966

AST Capital Growth Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.25110    $11.46891        274,954
   01/01/2008 to 12/31/2008               $11.46891     $7.34781        407,004
   01/01/2009 to 12/31/2009                $7.34781     $9.06844      2,083,500

AST Cohen & Steers Realty Portfolio
   09/04/2007 to 12/31/2007               $10.99032     $9.56185         13,003
   01/01/2008 to 12/31/2008                $9.56185     $6.11539          9,232
   01/01/2009 to 12/31/2009                $6.11539     $7.94483         16,815

AST Balanced Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.01236    $11.29102        128,575
   01/01/2008 to 12/31/2008               $11.29102     $7.92738        621,007
   01/01/2009 to 12/31/2009                $7.92738     $9.62505      3,063,742

AST DeAM Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $11.38749    $10.98653         36,086
   01/01/2008 to 12/31/2008               $10.98653     $6.78317         43,048
   01/01/2009 to 12/31/2009                $6.78317     $7.89930         47,189

AST Neuberger Berman Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.30178    $11.05501          3,313
   01/01/2008 to 12/31/2008               $11.05501     $6.25525          6,094
   01/01/2009 to 12/31/2009                $6.25525     $7.54954         50,286

AST DeAm Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007                $9.57832     $8.47377         25,216
   01/01/2008 to 07/18/2008                $8.47377     $7.76928              0

AST Federated Aggressive Growth Portfolio
   09/04/2007 to 12/31/2007               $10.74584    $10.90438         19,803
   01/01/2008 to 12/31/2008               $10.90438     $6.00326         20,019
   01/01/2009 to 12/31/2009                $6.00326     $7.84248         57,873

AST UBS Dynamic Alpha Portfolio
   09/04/2007 to 12/31/2007               $11.01436    $10.58861         11,073
   01/01/2008 to 12/31/2008               $10.58861     $8.59008        262,160
   01/01/2009 to 12/31/2009                $8.59008    $10.32164        780,192

AST Goldman Sachs Concentrated Growth Portfolio
   09/04/2007 to 12/31/2007               $11.44789    $11.51919         25,125

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008               $11.51919     $6.77534         31,835
   01/01/2009 to 12/31/2009                $6.77534     $9.96770        154,802

AST High Yield Portfolio
   09/04/2007 to 12/31/2007               $10.49103    $10.67274         27,118
   01/01/2008 to 12/31/2008               $10.67274     $7.82524         28,210
   01/01/2009 to 12/31/2009                $7.82524    $10.44540         70,653

AST Goldman Sachs Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.54577    $11.60729         22,091
   01/01/2008 to 12/31/2008               $11.60729     $6.76729         27,464
   01/01/2009 to 12/31/2009                $6.76729    $10.46870        142,166

AST JPMorgan International Equity Portfolio
   09/04/2007 to 12/31/2007               $11.16975    $11.41442         25,943
   01/01/2008 to 12/31/2008               $11.41442     $6.58885         34,462
   01/01/2009 to 12/31/2009                $6.58885     $8.81640        115,193

AST Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $11.16313    $10.53044         50,884
   01/01/2008 to 12/31/2008               $10.53044     $6.06725         42,910
   01/01/2009 to 12/31/2009                $6.06725     $7.13569         74,352

AST Lord Abbett Bond-Debenture Portfolio
   09/04/2007 to 12/31/2007               $10.78155    $10.95860          3,776
   01/01/2008 to 12/31/2008               $10.95860     $8.28202          5,768
   01/01/2009 to 12/31/2009                $8.28202    $10.97774         42,694

AST Marsico Capital Growth Portfolio
   09/04/2007 to 12/31/2007               $11.02636    $11.57756         47,959
   01/01/2008 to 12/31/2008               $11.57756     $6.42308         71,204
   01/01/2009 to 12/31/2009                $6.42308     $8.20734        141,702

AST MFS Global Equity Portfolio
   09/04/2007 to 12/31/2007               $11.71519    $11.97391         11,530
   01/01/2008 to 12/31/2008               $11.97391     $7.78320         15,980
   01/01/2009 to 12/31/2009                $7.78320    $10.07929         55,620

AST MFS Growth Portfolio
   09/04/2007 to 12/31/2007               $11.21343    $11.78062          1,145
   01/01/2008 to 12/31/2008               $11.78062     $7.38927         18,331
   01/01/2009 to 12/31/2009                $7.38927     $9.04493         36,854

AST Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.91824    $10.53613         16,196
   01/01/2008 to 12/31/2008               $10.53613     $6.41960         22,016
   01/01/2009 to 12/31/2009                $6.41960     $8.77984         46,606

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Neuberger Berman Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $12.02718    $12.28959         22,218
   01/01/2008 to 12/31/2008               $12.28959     $6.87585         29,602
   01/01/2009 to 12/31/2009                $6.87585     $8.78786         59,462

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.37574    $10.33156         14,144
   01/01/2008 to 12/31/2008               $10.33156     $5.87444         31,425
   01/01/2009 to 12/31/2009                $5.87444     $8.13599         58,958

AST PIMCO Limited Maturity Bond Portfolio
   09/04/2007 to 12/31/2007               $10.38868    $10.70491         12,500
   01/01/2008 to 12/31/2008               $10.70491    $10.65895         15,064
   01/01/2009 to 12/31/2009               $10.65895    $11.56999         63,137

AST Preservation Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.80192    $11.16097         43,748
   01/01/2008 to 12/31/2008               $11.16097     $8.84892        427,553
   01/01/2009 to 12/31/2009                $8.84892    $10.45993      1,594,790

AST Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.51386     $9.73292         25,001
   01/01/2008 to 12/31/2008                $9.73292     $6.73606         53,218
   01/01/2009 to 12/31/2009                $6.73606     $8.42432         63,865

AST T. Rowe Price Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.08326    $11.13836          4,854
   01/01/2008 to 12/31/2008               $11.13836     $8.12262        352,362
   01/01/2009 to 12/31/2009                $8.12262     $9.92935      1,629,869

AST T. Rowe Price Global Bond Portfolio
   09/04/2007 to 12/31/2007               $10.53457    $11.12805          9,611
   01/01/2008 to 12/31/2008               $11.12805    $10.69133         13,221
   01/01/2009 to 12/31/2009               $10.69133    $11.80367         41,934

AST T. Rowe Price Natural Resources Portfolio
   09/04/2007 to 12/31/2007               $12.05033    $13.60991         52,211
   01/01/2008 to 12/31/2008               $13.60991     $6.70277         83,326
   01/01/2009 to 12/31/2009                $6.70277     $9.85783        220,418

AST Advanced Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.94853    $11.32196         43,349
   01/01/2008 to 12/31/2008               $11.32196     $7.82619        205,913
   01/01/2009 to 12/31/2009                $7.82619     $9.72595        713,971

AST First Trust Capital Appreciation Target Portfolio
   09/04/2007 to 12/31/2007               $11.11078    $11.31636         46,662
   01/01/2008 to 12/31/2008               $11.31636     $6.60696         85,537

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $6.60696     $8.19609        646,698

AST First Trust Balanced Target Portfolio
   09/04/2007 to 12/31/2007               $11.11671    $11.26222         22,693
   01/01/2008 to 12/31/2008               $11.26222     $7.26552        321,142
   01/01/2009 to 12/31/2009                $7.26552     $8.86111      1,105,631

AST International Value Portfolio
   09/04/2007 to 12/31/2007               $12.37110    $12.61913         60,104
   01/01/2008 to 12/31/2008               $12.61913     $6.95843         40,911
   01/01/2009 to 12/31/2009                $6.95843     $8.94211         52,523

AST PIMCO Total Return Bond Portfolio
   09/04/2007 to 12/31/2007               $10.48149    $10.99780         72,773
   01/01/2008 to 12/31/2008               $10.99780    $10.58517        122,413
   01/01/2009 to 12/31/2009               $10.58517    $12.14622        586,106

AST Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.59999    $10.46833          4,609
   01/01/2008 to 12/31/2008               $10.46833     $6.70061          6,105
   01/01/2009 to 12/31/2009                $6.70061     $8.83559         27,085

AST Money Market Portfolio
   09/04/2007 to 12/31/2007               $10.44745    $10.55481         87,537
   01/01/2008 to 12/31/2008               $10.55481    $10.65447        162,118
   01/01/2009 to 12/31/2009               $10.65447    $10.51751        211,045

AST T. Rowe Price Large-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.31184    $11.16482         24,266
   01/01/2008 to 12/31/2008               $11.16482     $6.53413         25,422
   01/01/2009 to 12/31/2009                $6.53413     $9.86862         92,324

AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007               $9.99874     $9.98107              0
   01/01/2008 to 12/31/2008                $9.98107     $9.31646          4,507
   01/01/2009 to 12/31/2009                $9.31646    $10.24119        133,103

AST Investment Grade Bond Portfolio
   01/28/2008* to 12/31/2008               $9.99874    $10.74503      1,845,325
   01/01/2009 to 12/31/2009               $10.74503    $11.77700        559,979

AST Bond Portfolio 2018
   01/28/2008* to 12/31/2008               $9.99874    $12.06604              0
   01/01/2009 to 12/31/2009               $12.06604    $11.16301              0

AST Bond Portfolio 2019
   01/28/2008* to 12/31/2008               $9.99874    $12.13503              0
   01/01/2009 to 12/31/2009               $12.13503    $11.02965              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17542     $6.11700              0
   01/01/2009 to 12/31/2009                $6.11700     $8.13797         17,240

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10148     $5.57715          1,320
   01/01/2009 to 12/31/2009                $5.57715     $9.14495         96,285

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99874     $7.47746          7,157
   01/01/2009 to 11/13/2009                $7.47746     $8.37230              0

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07814     $6.64843         98,594
   01/01/2009 to 12/31/2009                $6.64843     $8.51531        709,795

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09931     $6.70326         37,290
   01/01/2009 to 12/31/2009                $6.70326     $8.37330        370,215

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08113     $7.35283         68,896
   01/01/2009 to 12/31/2009                $7.35283     $8.93400        536,030

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11182     $7.14571         19,611
   01/01/2009 to 12/31/2009                $7.14571     $8.91307        373,383

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08931     $7.62229         79,582
   01/01/2009 to 12/31/2009                $7.62229     $9.26113        812,786

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10364     $7.51323         12,377
   01/01/2009 to 12/31/2009                $7.51323     $8.96936        223,011

AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03362     $7.64384            114
   01/01/2009 to 12/31/2009                $7.64384     $9.54810         73,435

AST Bond Portfolio 2016
   01/02/2009* to 12/31/2009               $9.99916     $9.40418              0

AST Bond Portfolio 2020
   01/02/2009* to 12/31/2009               $9.99916     $8.81338              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14551    $10.30208          1,196

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08412    $10.29227            919

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit, Only (1.70%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST International Growth Portfolio
   09/04/2007 to 12/31/2007               $10.07589    $10.87865              0
   01/01/2008 to 12/31/2008               $10.87865     $5.32347              0
   01/01/2009 to 12/31/2009                $5.32347     $7.08178              0

AST Aggressive Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.10350    $10.22335              0
   01/01/2008 to 12/31/2008               $10.22335     $5.79748              0
   01/01/2009 to 12/31/2009                $5.79748     $7.32143              0

AST AllianceBernstein Core Value Portfolio
   09/04/2007 to 12/31/2007               $10.08990     $9.44027              0
   01/01/2008 to 12/31/2008                $9.44027     $5.39439              0
   01/01/2009 to 12/31/2009                $5.39439     $6.56645              0

AST AllianceBernstein Growth & Income Portfolio
   09/04/2007 to 12/31/2007               $10.09199    $10.01010              0
   01/01/2008 to 12/31/2008               $10.01010     $5.83767              0
   01/01/2009 to 12/31/2009                $5.83767     $6.84158              0

AST QMA US Equity Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.08932     $9.70245              0
   01/01/2008 to 12/31/2008                $9.70245     $5.84646              0
   01/01/2009 to 12/31/2009                $5.84646     $7.00319              0

AST American Century Income & Growth Portfolio
   09/04/2007 to 12/31/2007               $10.12153     $9.62685              0
   01/01/2008 to 12/31/2008                $9.62685     $6.17686              0
   01/01/2009 to 12/31/2009                $6.17686     $7.15315              0

AST Schroders Multi Asset World Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.06777    $10.28928              0
   01/01/2008 to 12/31/2008               $10.28928     $7.06265              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $7.06265     $8.84835              0

AST Academic Strategies Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06578    $10.29036              0
   01/01/2008 to 12/31/2008               $10.29036     $6.89756              0
   01/01/2009 to 12/31/2009                $6.89756     $8.43431              0

AST Capital Growth Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.08914    $10.27957              0
   01/01/2008 to 12/31/2008               $10.27957     $6.57609              0
   01/01/2009 to 12/31/2009                $6.57609     $8.10403              0

AST Cohen & Steers Realty Portfolio
   09/04/2007 to 12/31/2007               $10.13608     $8.81443              0
   01/01/2008 to 12/31/2008                $8.81443     $5.62898              0
   01/01/2009 to 12/31/2009                $5.62898     $7.30200              0

AST Balanced Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06670    $10.31656              0
   01/01/2008 to 12/31/2008               $10.31656     $7.23252              0
   01/01/2009 to 12/31/2009                $7.23252     $8.76833              0

AST DeAM Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.11252     $9.75180              0
   01/01/2008 to 12/31/2008                $9.75180     $6.01200              0
   01/01/2009 to 12/31/2009                $6.01200     $6.99095              0

AST Neuberger Berman Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15137    $10.88844              0
   01/01/2008 to 12/31/2008               $10.88844     $6.15199              0
   01/01/2009 to 12/31/2009                $6.15199     $7.41410              0

AST DeAm Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.07103     $8.90547              0
   01/01/2008 to 07/18/2008                $8.90547     $8.15851              0

AST Federated Aggressive Growth Portfolio
   09/04/2007 to 12/31/2007               $10.08672    $10.23068              0
   01/01/2008 to 12/31/2008               $10.23068     $5.62413              0
   01/01/2009 to 12/31/2009                $5.62413     $7.33634              0

AST UBS Dynamic Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.04717     $9.65428              0
   01/01/2008 to 12/31/2008                $9.65428     $7.82060              0
   01/01/2009 to 12/31/2009                $7.82060     $9.38319              0

AST Goldman Sachs Concentrated Growth Portfolio
   09/04/2007 to 12/31/2007               $10.14175    $10.20006              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008               $10.20006     $5.99060              0
   01/01/2009 to 12/31/2009                $5.99060     $8.80030              0

AST High Yield Portfolio
   09/04/2007 to 12/31/2007               $10.02193    $10.19061              0
   01/01/2008 to 12/31/2008               $10.19061     $7.46065              0
   01/01/2009 to 12/31/2009                $7.46065     $9.94415              0

AST Goldman Sachs Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15577    $10.20504              0
   01/01/2008 to 12/31/2008               $10.20504     $5.94093              0
   01/01/2009 to 12/31/2009                $5.94093     $9.17698              0

AST JPMorgan International Equity Portfolio
   09/04/2007 to 12/31/2007               $10.07182    $10.28751              0
   01/01/2008 to 12/31/2008               $10.28751     $5.92957              0
   01/01/2009 to 12/31/2009                $5.92957     $7.92252              0

AST Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.09111     $9.51468              0
   01/01/2008 to 12/31/2008                $9.51468     $5.47387              0
   01/01/2009 to 12/31/2009                $5.47387     $6.42843              0

AST Lord Abbett Bond-Debenture Portfolio
   09/04/2007 to 12/31/2007               $10.02297    $10.18268              0
   01/01/2008 to 12/31/2008               $10.18268     $7.68422              0
   01/01/2009 to 12/31/2009                $7.68422    $10.17046              0

AST Marsico Capital Growth Portfolio
   09/04/2007 to 12/31/2007               $10.12082    $10.62167              0
   01/01/2008 to 12/31/2008               $10.62167     $5.88400              0
   01/01/2009 to 12/31/2009                $5.88400     $7.50737              0

AST MFS Global Equity Portfolio
   09/04/2007 to 12/31/2007               $10.06288    $10.28019              0
   01/01/2008 to 12/31/2008               $10.28019     $6.67246              0
   01/01/2009 to 12/31/2009                $6.67246     $8.62801              0

AST MFS Growth Portfolio
   09/04/2007 to 12/31/2007               $10.11638    $10.62305              0
   01/01/2008 to 12/31/2008               $10.62305     $6.65333              0
   01/01/2009 to 12/31/2009                $6.65333     $8.13214              0

AST Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.10856     $9.75005              0
   01/01/2008 to 12/31/2008                $9.75005     $5.93190              0
   01/01/2009 to 12/31/2009                $5.93190     $8.10076              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Neuberger Berman Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.15100    $10.36749              0
   01/01/2008 to 12/31/2008               $10.36749     $5.79188              0
   01/01/2009 to 12/31/2009                $5.79188     $7.39154              0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.15067    $10.10265              0
   01/01/2008 to 12/31/2008               $10.10265     $5.73576              0
   01/01/2009 to 12/31/2009                $5.73576     $7.93225              0

AST PIMCO Limited Maturity Bond Portfolio
   09/04/2007 to 12/31/2007                $9.99815    $10.29756              0
   01/01/2008 to 12/31/2008               $10.29756    $10.23824              0
   01/01/2009 to 12/31/2009               $10.23824    $11.09694              0

AST Preservation Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.03349    $10.36204              0
   01/01/2008 to 12/31/2008               $10.36204     $8.20346              0
   01/01/2009 to 12/31/2009                $8.20346     $9.68266              0

AST Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.08521     $9.33168              0
   01/01/2008 to 12/31/2008                $9.33168     $6.44885              0
   01/01/2009 to 12/31/2009                $6.44885     $8.05322              0

AST T. Rowe Price Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.06319    $10.10841              0
   01/01/2008 to 12/31/2008               $10.10841     $7.36066              0
   01/01/2009 to 12/31/2009                $7.36066     $8.98477              0

AST T. Rowe Price Global Bond Portfolio
   09/04/2007 to 12/31/2007                $9.98144    $10.53870              0
   01/01/2008 to 12/31/2008               $10.53870    $10.11020              0
   01/01/2009 to 12/31/2009               $10.11020    $11.14552              0

AST T. Rowe Price Natural Resources Portfolio
   09/04/2007 to 12/31/2007               $10.21158    $11.52768              0
   01/01/2008 to 12/31/2008               $11.52768     $5.66891              0
   01/01/2009 to 12/31/2009                $5.66891     $8.32488              0

AST Advanced Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.05116    $10.38897              0
   01/01/2008 to 12/31/2008               $10.38897     $7.17072              0
   01/01/2009 to 12/31/2009                $7.17072     $8.89825              0

AST First Trust Capital Appreciation Target Portfolio
   09/04/2007 to 12/31/2007               $10.06784    $10.24921              0
   01/01/2008 to 12/31/2008               $10.24921     $5.97509              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $5.97509     $7.40130              0

AST First Trust Balanced Target Portfolio
   09/04/2007 to 12/31/2007               $10.05092    $10.17762              0
   01/01/2008 to 12/31/2008               $10.17762     $6.55614              0
   01/01/2009 to 12/31/2009                $6.55614     $7.98422              0

AST International Value Portfolio
   09/04/2007 to 12/31/2007               $10.07730    $10.27451              0
   01/01/2008 to 12/31/2008               $10.27451     $5.65719              0
   01/01/2009 to 12/31/2009                $5.65719     $7.25920              0

AST PIMCO Total Return Bond Portfolio
   09/04/2007 to 12/31/2007                $9.99815    $10.48561              0
   01/01/2008 to 12/31/2008               $10.48561    $10.07735              0
   01/01/2009 to 12/31/2009               $10.07735    $11.54657              0

AST Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.09118     $9.96110              0
   01/01/2008 to 12/31/2008                $9.96110     $6.36649              0
   01/01/2009 to 12/31/2009                $6.36649     $8.38268              0

AST Money Market Portfolio
   09/04/2007 to 12/31/2007                $9.99951    $10.09744              0
   01/01/2008 to 12/31/2008               $10.09744    $10.17767              0
   01/01/2009 to 12/31/2009               $10.17767    $10.03209              0

AST T. Rowe Price Large-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.14370    $10.00708              0
   01/01/2008 to 12/31/2008               $10.00708     $5.84797              0
   01/01/2009 to 12/31/2009                $5.84797     $8.81937              0

AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007               $9.99861     $9.97925              0
   01/01/2008 to 12/31/2008                $9.97925     $9.30103              0
   01/01/2009 to 12/31/2009                $9.30103    $10.20914              0

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17530     $6.11293              0
   01/01/2009 to 12/31/2009                $6.11293     $8.12045              0

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10136     $5.57335              0
   01/01/2009 to 12/31/2009                $5.57335     $9.12527              0

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99862     $7.47237              0
   01/01/2009 to 11/13/2009                $7.47237     $8.35589              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07810     $6.64193              0
   01/01/2009 to 12/31/2009                $6.64193     $8.49448              0

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09927     $6.69672              0
   01/01/2009 to 12/31/2009                $6.69672     $8.35282              0

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08109     $7.34558              0
   01/01/2009 to 12/31/2009                $7.34558     $8.91204              0

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11178     $7.13867              0
   01/01/2009 to 12/31/2009                $7.13867     $8.89120              0

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08927     $7.61467              0
   01/01/2009 to 12/31/2009                $7.61467     $9.23814              0

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10360     $7.50574              0
   01/01/2009 to 12/31/2009                $7.50574     $8.94713              0

AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03350     $7.63876              0
   01/01/2009 to 12/31/2009                $7.63876     $9.52759              0

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14539    $10.30010              0

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08400    $10.29031              0

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 and Highest
       Anniversary Value Death Benefit OR HD GRO 60 bps and HAV (1.80%)


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST International Growth Portfolio
   09/04/2007 to 12/31/2007               $11.48232    $12.39320         22,566
   01/01/2008 to 12/31/2008               $12.39320     $6.05863         21,405
   01/01/2009 to 12/31/2009                $6.05863     $8.05179         25,385

AST Aggressive Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.32328    $11.45397         29,955
   01/01/2008 to 12/31/2008               $11.45397     $6.48888         30,383
   01/01/2009 to 12/31/2009                $6.48888     $8.18645         29,000

AST AllianceBernstein Core Value Portfolio
   09/04/2007 to 12/31/2007               $11.20298    $10.47838          9,349
   01/01/2008 to 12/31/2008               $10.47838     $5.98171          6,474
   01/01/2009 to 12/31/2009                $5.98171     $7.27422         12,349

AST AllianceBernstein Growth & Income Portfolio
   09/04/2007 to 12/31/2007               $11.48362    $11.38675          6,542
   01/01/2008 to 12/31/2008               $11.38675     $6.63384          8,008
   01/01/2009 to 12/31/2009                $6.63384     $7.76698         13,644

AST QMA US Equity Alpha Portfolio
   09/04/2007 to 12/31/2007               $11.18371    $10.75145         41,931
   01/01/2008 to 12/31/2008               $10.75145     $6.47223         58,615
   01/01/2009 to 12/31/2009                $6.47223     $7.74505         55,099

AST American Century Income & Growth Portfolio
   09/04/2007 to 12/31/2007               $11.36879    $10.80965          7,391
   01/01/2008 to 12/31/2008               $10.80965     $6.92900          5,909
   01/01/2009 to 12/31/2009                $6.92900     $8.01628         11,509

AST Schroders Multi Asset World Strategies Portfolio
   09/04/2007 to 12/31/2007               $11.06155    $11.30127              0
   01/01/2008 to 12/31/2008               $11.30127     $7.74969         21,835

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $7.74969     $9.69959         44,326

AST Academic Strategies Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.06169    $11.30489        331,359
   01/01/2008 to 12/31/2008               $11.30489     $7.57016        434,309
   01/01/2009 to 12/31/2009                $7.57016     $9.24767        573,712

AST Capital Growth Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.21375    $11.42176        323,524
   01/01/2008 to 12/31/2008               $11.42176     $7.29960        471,178
   01/01/2009 to 12/31/2009                $7.29960     $8.98690        717,751

AST Cohen & Steers Realty Portfolio
   09/04/2007 to 12/31/2007               $10.95380     $9.52250         21,877
   01/01/2008 to 12/31/2008                $9.52250     $6.07516         22,046
   01/01/2009 to 12/31/2009                $6.07516     $7.87308         28,325

AST Balanced Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.97575    $11.24456         71,029
   01/01/2008 to 12/31/2008               $11.24456     $7.87536        209,955
   01/01/2009 to 12/31/2009                $7.87536     $9.53832        426,296

AST DeAM Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $11.34976    $10.94144          5,771
   01/01/2008 to 12/31/2008               $10.94144     $6.73868          8,260
   01/01/2009 to 12/31/2009                $6.73868     $7.82812          9,758

AST Neuberger Berman Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.26747    $11.00942          4,292
   01/01/2008 to 12/31/2008               $11.00942     $6.21411         12,615
   01/01/2009 to 12/31/2009                $6.21411     $7.48169         13,194

AST DeAm Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007                $9.54659     $8.43897            738
   01/01/2008 to 07/18/2008                $8.43897     $7.72699              0

AST Federated Aggressive Growth Portfolio
   09/04/2007 to 12/31/2007               $10.71033    $10.85969          5,531
   01/01/2008 to 12/31/2008               $10.85969     $5.96393          5,816
   01/01/2009 to 12/31/2009                $5.96393     $7.77201          5,885

AST UBS Dynamic Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.97772    $10.54506          2,161
   01/01/2008 to 12/31/2008               $10.54506     $8.53380         67,308
   01/01/2009 to 12/31/2009                $8.53380    $10.22881        135,791

AST Goldman Sachs Concentrated Growth Portfolio
   09/04/2007 to 12/31/2007               $11.40975    $11.47169         14,255

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008               $11.47169     $6.73082         15,979
   01/01/2009 to 12/31/2009                $6.73082     $9.87807         16,503

AST High Yield Portfolio
   09/04/2007 to 12/31/2007               $10.45605    $10.62868         35,625
   01/01/2008 to 12/31/2008               $10.62868     $7.77374         46,793
   01/01/2009 to 12/31/2009                $7.77374    $10.35129         44,552

AST Goldman Sachs Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.50743    $11.55954         10,896
   01/01/2008 to 12/31/2008               $11.55954     $6.72291         12,490
   01/01/2009 to 12/31/2009                $6.72291    $10.37465         12,996

AST JPMorgan International Equity Portfolio
   09/04/2007 to 12/31/2007               $11.13264    $11.36747         12,155
   01/01/2008 to 12/31/2008               $11.36747     $6.54565         25,865
   01/01/2009 to 12/31/2009                $6.54565     $8.73715         26,103

AST Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $11.12595    $10.48704         42,001
   01/01/2008 to 12/31/2008               $10.48704     $6.02732         74,919
   01/01/2009 to 12/31/2009                $6.02732     $7.07131         69,066

AST Lord Abbett Bond-Debenture Portfolio
   09/04/2007 to 12/31/2007               $10.74559    $10.91333          7,620
   01/01/2008 to 12/31/2008               $10.91333     $8.22753          8,179
   01/01/2009 to 12/31/2009                $8.22753    $10.87864          9,539

AST Marsico Capital Growth Portfolio
   09/04/2007 to 12/31/2007               $10.98976    $11.52992         18,618
   01/01/2008 to 12/31/2008               $11.52992     $6.38093         27,661
   01/01/2009 to 12/31/2009                $6.38093     $8.13344         37,024

AST MFS Global Equity Portfolio
   09/04/2007 to 12/31/2007               $11.67617    $11.92451         11,869
   01/01/2008 to 12/31/2008               $11.92451     $7.73203         12,011
   01/01/2009 to 12/31/2009                $7.73203     $9.98846         16,465

AST MFS Growth Portfolio
   09/04/2007 to 12/31/2007               $11.17623    $11.73220          5,673
   01/01/2008 to 12/31/2008               $11.73220     $7.34079          7,271
   01/01/2009 to 12/31/2009                $7.34079     $8.96358          8,391

AST Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.88194    $10.49274          5,769
   01/01/2008 to 12/31/2008               $10.49274     $6.37746          8,861
   01/01/2009 to 12/31/2009                $6.37746     $8.70075         11,735

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Neuberger Berman Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.98720    $12.23897          8,029
   01/01/2008 to 12/31/2008               $12.23897     $6.83068         21,323
   01/01/2009 to 12/31/2009                $6.83068     $8.70875         22,417

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.34137    $10.28916         37,568
   01/01/2008 to 12/31/2008               $10.28916     $5.83598         41,529
   01/01/2009 to 12/31/2009                $5.83598     $8.06289         41,127

AST PIMCO Limited Maturity Bond Portfolio
   09/04/2007 to 12/31/2007               $10.35408    $10.66071         11,516
   01/01/2008 to 12/31/2008               $10.66071    $10.58896         20,419
   01/01/2009 to 12/31/2009               $10.58896    $11.46586         21,590

AST Preservation Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.76601    $11.11502          5,045
   01/01/2008 to 12/31/2008               $11.11502     $8.79094        112,326
   01/01/2009 to 12/31/2009                $8.79094    $10.36581        268,935

AST Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.47888     $9.69280         19,392
   01/01/2008 to 12/31/2008                $9.69280     $6.69183         32,241
   01/01/2009 to 12/31/2009                $6.69183     $8.34836         29,973

AST T. Rowe Price Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $11.04635    $11.09246          2,265
   01/01/2008 to 12/31/2008               $11.09246     $8.06926         92,705
   01/01/2009 to 12/31/2009                $8.06926     $9.83995        247,655

AST T. Rowe Price Global Bond Portfolio
   09/04/2007 to 12/31/2007               $10.49950    $11.08215         19,510
   01/01/2008 to 12/31/2008               $11.08215    $10.62110         24,760
   01/01/2009 to 12/31/2009               $10.62110    $11.69736         25,439

AST T. Rowe Price Natural Resources Portfolio
   09/04/2007 to 12/31/2007               $12.01009    $13.55366         25,737
   01/01/2008 to 12/31/2008               $13.55366     $6.65868         30,442
   01/01/2009 to 12/31/2009                $6.65868     $9.76890         42,059

AST Advanced Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.91222    $11.27541          4,054
   01/01/2008 to 12/31/2008               $11.27541     $7.77480         41,622
   01/01/2009 to 12/31/2009                $7.77480     $9.63835        102,631

AST First Trust Capital Appreciation Target Portfolio
   09/04/2007 to 12/31/2007               $11.07381    $11.26972         13,198
   01/01/2008 to 12/31/2008               $11.26972     $6.56357         20,349

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $6.56357     $8.12237         45,529

AST First Trust Balanced Target Portfolio
   09/04/2007 to 12/31/2007               $11.07989    $11.21595         14,474
   01/01/2008 to 12/31/2008               $11.21595     $7.21784         44,101
   01/01/2009 to 12/31/2009                $7.21784     $8.78121         82,150

AST International Value Portfolio
   09/04/2007 to 12/31/2007               $12.33005    $12.56729         22,348
   01/01/2008 to 12/31/2008               $12.56729     $6.91270         20,365
   01/01/2009 to 12/31/2009                $6.91270     $8.86147         20,938

AST PIMCO Total Return Bond Portfolio
   09/04/2007 to 12/31/2007               $10.44652    $10.95233         88,527
   01/01/2008 to 12/31/2008               $10.95233    $10.51549        124,817
   01/01/2009 to 12/31/2009               $10.51549    $12.03657        150,480

AST Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.56477    $10.42523          6,070
   01/01/2008 to 12/31/2008               $10.42523     $6.65658          6,470
   01/01/2009 to 12/31/2009                $6.65658     $8.75597          5,884

AST Money Market Portfolio
   09/04/2007 to 12/31/2007               $10.41270    $10.51138         14,168
   01/01/2008 to 12/31/2008               $10.51138    $10.58460         35,811
   01/01/2009 to 12/31/2009               $10.58460    $10.42287         31,264

AST T. Rowe Price Large-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.27424    $11.11888          8,851
   01/01/2008 to 12/31/2008               $11.11888     $6.49123          2,021
   01/01/2009 to 12/31/2009                $6.49123     $9.77985          1,785

AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007               $9.99853     $9.97802              0
   01/01/2008 to 12/31/2008                $9.97802     $9.29077          3,017
   01/01/2009 to 12/31/2009                $9.29077    $10.18779         14,177

AST Investment Grade Bond Portfolio
   01/28/2008* to 12/31/2008               $9.99854    $10.72041        468,278
   01/01/2009 to 12/31/2009               $10.72041    $11.72128         88,669

AST Bond Portfolio 2018
   01/28/2008* to 12/31/2008               $9.99854    $12.03844              0
   01/01/2009 to 12/31/2009               $12.03844    $11.11003              0

AST Bond Portfolio 2019
   01/28/2008* to 12/31/2008               $9.99854    $12.10728              0
   01/01/2009 to 12/31/2009               $12.10728    $10.97728              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17522     $6.11016            207
   01/01/2009 to 12/31/2009                $6.11016     $8.10892          3,456

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10128     $5.57086              0
   01/01/2009 to 12/31/2009                $5.57086     $9.11223          6,999

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99854     $7.46903          1,054
   01/01/2009 to 11/13/2009                $7.46903     $8.34495              0

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07808     $6.63754         17,072
   01/01/2009 to 12/31/2009                $6.63754     $8.48048         41,541

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09924     $6.69228          3,471
   01/01/2009 to 12/31/2009                $6.69228     $8.33899         16,260

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08106     $7.34068          9,623
   01/01/2009 to 12/31/2009                $7.34068     $8.89743         93,852

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11176     $7.13394          5,691
   01/01/2009 to 12/31/2009                $7.13394     $8.87666         17,133

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08924     $7.60965         12,780
   01/01/2009 to 12/31/2009                $7.60965     $9.22304         36,235

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10357     $7.50079          1,892
   01/01/2009 to 12/31/2009                $7.50079     $8.93234          4,777

AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03342     $7.63533            143
   01/01/2009 to 12/31/2009                $7.63533     $9.51399          2,258

AST Bond Portfolio 2016
   01/02/2009* to 12/31/2009               $9.99902     $9.38108              0

AST Bond Portfolio 2020
   01/02/2009* to 12/31/2009               $9.99902     $8.79160              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14530    $10.29877          1,984

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08392    $10.28893              0

--------

* Denotes the start date of these sub-accounts

                               PREMIER Bb SERIES

                  Pruco Life Insurance Company of New Jersey

                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge


                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST International Growth Portfolio
   09/04/2007 to 12/31/2007               $11.13767    $12.05201              0
   01/01/2008 to 12/31/2008               $12.05201     $5.93863              0
   01/01/2009 to 12/31/2009                $5.93863     $7.95483              0

AST Aggressive Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.89704    $11.05096              0
   01/01/2008 to 12/31/2008               $11.05096     $6.31035              0
   01/01/2009 to 12/31/2009                $6.31035     $8.02421              0

AST AllianceBernstein Core Value Portfolio
   09/04/2007 to 12/31/2007               $10.48097     $9.82815              0
   01/01/2008 to 12/31/2008                $9.82815     $5.65507              0
   01/01/2009 to 12/31/2009                $5.65507     $6.93144              0

AST AllianceBernstein Growth & Income Portfolio
   09/04/2007 to 12/31/2007               $10.68301    $10.62005              0
   01/01/2008 to 12/31/2008               $10.62005     $6.23634              0
   01/01/2009 to 12/31/2009                $6.23634     $7.35950              0

AST QMA US Equity Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.76093    $10.37151              0
   01/01/2008 to 12/31/2008               $10.37151     $6.29304          1,694
   01/01/2009 to 12/31/2009                $6.29304     $7.59041          1,645

AST American Century Income & Growth Portfolio
   09/04/2007 to 12/31/2007               $10.68238    $10.18301              0
   01/01/2008 to 12/31/2008               $10.18301     $6.57914              0
   01/01/2009 to 12/31/2009                $6.57914     $7.67177              0

AST Schroders Multi Asset World Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.61370    $10.87140              0
   01/01/2008 to 12/31/2008               $10.87140     $7.51399              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $7.51399     $9.47895              0

AST Academic Strategies Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.65084    $10.91282         11,484
   01/01/2008 to 12/31/2008               $10.91282     $7.36563         12,332
   01/01/2009 to 12/31/2009                $7.36563     $9.06905          2,982

AST Capital Growth Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.78415    $11.01224              0
   01/01/2008 to 12/31/2008               $11.01224     $7.09376              0
   01/01/2009 to 12/31/2009                $7.09376     $8.80257              0

AST Cohen & Steers Realty Portfolio
   09/04/2007 to 12/31/2007                $8.96352     $7.81223              0
   01/01/2008 to 12/31/2008                $7.81223     $5.02371              0
   01/01/2009 to 12/31/2009                $5.02371     $6.56219              0

AST Balanced Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.57427    $10.86097              0
   01/01/2008 to 12/31/2008               $10.86097     $7.66698              0
   01/01/2009 to 12/31/2009                $7.66698     $9.35958          1,416

AST DeAM Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.54973    $10.19617              0
   01/01/2008 to 12/31/2008               $10.19617     $6.32963              0
   01/01/2009 to 12/31/2009                $6.32963     $7.41124              0

AST Neuberger Berman Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.93215    $11.75209              0
   01/01/2008 to 12/31/2008               $11.75209     $6.68601              0
   01/01/2009 to 12/31/2009                $6.68601     $8.11354              0

AST DeAm Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007                $9.40150     $8.33201              0
   01/01/2008 to 07/18/2008                $8.33201     $7.66199              0

AST Federated Aggressive Growth Portfolio
   09/04/2007 to 12/31/2007               $10.74191    $10.91958              0
   01/01/2008 to 12/31/2008               $10.91958     $6.04442              0
   01/01/2009 to 12/31/2009                $6.04442     $7.93932              0

AST UBS Dynamic Alpha Portfolio
   09/04/2007 to 12/31/2007               $10.56432    $10.17383              0
   01/01/2008 to 12/31/2008               $10.17383     $8.29858              0
   01/01/2009 to 12/31/2009                $8.29858    $10.02568              0

AST Goldman Sachs Concentrated Growth Portfolio
   09/04/2007 to 12/31/2007               $11.44473    $11.53628              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2008 to 12/31/2008               $11.53628     $6.82244              0
   01/01/2009 to 12/31/2009                $6.82244    $10.09167              0

AST High Yield Portfolio
   09/04/2007 to 12/31/2007                $9.77923     $9.96607              0
   01/01/2008 to 12/31/2008                $9.96607     $7.34697              0
   01/01/2009 to 12/31/2009                $7.34697     $9.86035              0

AST Goldman Sachs Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.40892    $11.48986              0
   01/01/2008 to 12/31/2008               $11.48986     $6.73541              0
   01/01/2009 to 12/31/2009                $6.73541    $10.47635              0

AST JPMorgan International Equity Portfolio
   09/04/2007 to 12/31/2007               $10.72520    $10.97941              0
   01/01/2008 to 12/31/2008               $10.97941     $6.37232              0
   01/01/2009 to 12/31/2009                $6.37232     $8.57302              0

AST Large-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.41786     $9.84473              0
   01/01/2008 to 12/31/2008                $9.84473     $5.70314              0
   01/01/2009 to 12/31/2009                $5.70314     $6.74404              0

AST Lord Abbett Bond-Debenture Portfolio
   09/04/2007 to 12/31/2007               $10.13724    $10.32185              0
   01/01/2008 to 12/31/2008               $10.32185     $7.84324              0
   01/01/2009 to 12/31/2009                $7.84324    $10.45274              0

AST Marsico Capital Growth Portfolio
   09/04/2007 to 12/31/2007               $10.90804    $11.47337              0
   01/01/2008 to 12/31/2008               $11.47337     $6.40005              0
   01/01/2009 to 12/31/2009                $6.40005     $8.22241              0

AST MFS Global Equity Portfolio
   09/04/2007 to 12/31/2007               $10.69618    $10.95164              0
   01/01/2008 to 12/31/2008               $10.95164     $7.15759              0
   01/01/2009 to 12/31/2009                $7.15759     $9.31966              0

AST MFS Growth Portfolio
   09/04/2007 to 12/31/2007               $11.01515    $11.59267              0
   01/01/2008 to 12/31/2008               $11.59267     $7.31108              0
   01/01/2009 to 12/31/2009                $7.31108     $8.99798              0

AST Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.45914    $10.11084              0
   01/01/2008 to 12/31/2008               $10.11084     $6.19415              0
   01/01/2009 to 12/31/2009                $6.19415     $8.51751              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST Neuberger Berman Mid-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.54987    $11.82260              0
   01/01/2008 to 12/31/2008               $11.82260     $6.65075              0
   01/01/2009 to 12/31/2009                $6.65075     $8.54648              0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.28279    $10.25701              0
   01/01/2008 to 12/31/2008               $10.25701     $5.86395              0
   01/01/2009 to 12/31/2009                $5.86395     $8.16575              0

AST PIMCO Limited Maturity Bond Portfolio
   09/04/2007 to 12/31/2007               $10.14687    $10.47408              0
   01/01/2008 to 12/31/2008               $10.47408    $10.48603              0
   01/01/2009 to 12/31/2009               $10.48603    $11.44430              0

AST Preservation Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.39240    $10.75670              0
   01/01/2008 to 12/31/2008               $10.75670     $8.57497          2,810
   01/01/2009 to 12/31/2009                $8.57497    $10.19125         62,109

AST Small-Cap Value Portfolio
   09/04/2007 to 12/31/2007               $10.17574     $9.43656              0
   01/01/2008 to 12/31/2008                $9.43656     $6.56669              0
   01/01/2009 to 12/31/2009                $6.56669     $8.25723              0

AST T. Rowe Price Asset Allocation Portfolio
   09/04/2007 to 12/31/2007               $10.50779    $10.57860              0
   01/01/2008 to 12/31/2008               $10.57860     $7.75653              0
   01/01/2009 to 12/31/2009                $7.75653     $9.53361              0

AST T. Rowe Price Global Bond Portfolio
   09/04/2007 to 12/31/2007               $10.13991    $10.73003              0
   01/01/2008 to 12/31/2008               $10.73003    $10.36499              0
   01/01/2009 to 12/31/2009               $10.36499    $11.50569              0

AST T. Rowe Price Natural Resources Portfolio
   09/04/2007 to 12/31/2007               $12.32146    $13.94064              0
   01/01/2008 to 12/31/2008               $13.94064     $6.90317              0
   01/01/2009 to 12/31/2009                $6.90317    $10.20784              0

AST Advanced Strategies Portfolio
   09/04/2007 to 12/31/2007               $10.45878    $10.83452              0
   01/01/2008 to 12/31/2008               $10.83452     $7.53017              0
   01/01/2009 to 12/31/2009                $7.53017     $9.40896          1,409

AST First Trust Capital Appreciation Target Portfolio
   09/04/2007 to 12/31/2007               $10.96857    $11.19117              0
   01/01/2008 to 12/31/2008               $11.19117     $6.56949              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
   01/01/2009 to 12/31/2009                $6.56949     $8.19394          1,599

AST First Trust Balanced Target Portfolio
   09/04/2007 to 12/31/2007               $10.61251    $10.77036              0
   01/01/2008 to 12/31/2008               $10.77036     $6.98618              0
   01/01/2009 to 12/31/2009                $6.98618     $8.56682              0

AST International Value Portfolio
   09/04/2007 to 12/31/2007               $11.40158    $11.65068              0
   01/01/2008 to 12/31/2008               $11.65068     $6.45950              0
   01/01/2009 to 12/31/2009                $6.45950     $8.34615              0

AST PIMCO Total Return Bond Portfolio
   09/04/2007 to 12/31/2007               $10.04735    $10.56075              0
   01/01/2008 to 12/31/2008               $10.56075    $10.21988              0
   01/01/2009 to 12/31/2009               $10.21988    $11.79093              0

AST Small-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $10.58104    $10.46802              0
   01/01/2008 to 12/31/2008               $10.46802     $6.73693              0
   01/01/2009 to 12/31/2009                $6.73693     $8.93194              0

AST Money Market Portfolio
   09/04/2007 to 12/31/2007               $10.17709    $10.29973              0
   01/01/2008 to 12/31/2008               $10.29973    $10.45357              0
   01/01/2009 to 12/31/2009               $10.45357    $10.37528              0

AST T. Rowe Price Large-Cap Growth Portfolio
   09/04/2007 to 12/31/2007               $11.06436    $10.93976              0
   01/01/2008 to 12/31/2008               $10.93976     $6.43744              0
   01/01/2009 to 12/31/2009                $6.43744     $9.77555              0

AST Western Asset Core Plus Bond Portfolio
   11/19/2007* to 12/31/2007               $9.99918     $9.98774              0
   01/01/2008 to 12/31/2008                $9.98774     $9.37351              0
   01/01/2009 to 12/31/2009                $9.37351    $10.35999              0

AST Global Real Estate Portfolio
   07/21/2008* to 12/31/2008              $10.17586     $6.13224              0
   01/01/2009 to 12/31/2009                $6.13224     $8.20276              0

AST Parametric Emerging Markets Equity Portfolio
   07/21/2008* to 12/31/2008              $10.10192     $5.59093              0
   01/01/2009 to 12/31/2009                $5.59093     $9.21761              0

AST Focus Four Plus Portfolio
   07/21/2008* to 12/31/2008               $9.99918     $7.49594              0
   01/01/2009 to 11/13/2009                $7.49594     $8.43273              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

Franklin Templeton VIP Founding Funds Allocation Fund
   05/01/2008* to 12/31/2008              $10.07829     $6.67267              0
   01/01/2009 to 12/31/2009                $6.67267     $8.59292              0

AST CLS Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.09946     $6.72784              0
   01/01/2009 to 12/31/2009                $6.72784     $8.44981              0

AST CLS Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08128     $7.37971              0
   01/01/2009 to 12/31/2009                $7.37971     $9.01552              0

AST Horizon Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.11197     $7.17178              0
   01/01/2009 to 12/31/2009                $7.17178     $8.99427              0

AST Horizon Moderate Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.08946     $7.64998              0
   01/01/2009 to 12/31/2009                $7.64998     $9.34543              0

AST Niemann Capital Growth Asset Allocation Portfolio
   05/01/2008* to 12/31/2008              $10.10379     $7.54057              0
   01/01/2009 to 12/31/2009                $7.54057     $9.05097              0

AST Goldman Sachs Small-Cap Value Portfolio
   07/21/2008* to 12/31/2008              $10.03407     $7.66279              0
   01/01/2009 to 12/31/2009                $7.66279     $9.62383              0

AST Jennison Large-Cap Value Portfolio
   11/16/2009* to 12/31/2009              $10.14595    $10.30944              0

AST Jennison Large-Cap Growth Portfolio
   11/16/2009* to 12/31/2009              $10.08457    $10.29963              0

--------

* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                                       PRUDENTIAL HIGH
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY PRUDENTIAL VALUE   YIELD BOND
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                            ------------ ---------------- ----------------- ---------------- ---------------
ASSETS
  Investment in the portfolios, at value... $18,849,502    $29,488,422       $24,854,545      $25,087,524      $25,111,614
                                            -----------    -----------       -----------      -----------      -----------
  Net Assets .............................. $18,849,502    $29,488,422       $24,854,545      $25,087,524      $25,111,614
                                            ===========    ===========       ===========      ===========      ===========

NET ASSETS, REPRESENTING:
  Accumulation units....................... $18,849,502    $29,488,422       $24,854,545      $25,087,524      $25,111,614
                                            -----------    -----------       -----------      -----------      -----------
                                            $18,849,502    $29,488,422       $24,854,545      $25,087,524      $25,111,614
                                            ===========    ===========       ===========      ===========      ===========

  Units outstanding........................  15,430,381     15,202,406        14,144,035       11,984,256        8,609,604
                                            ===========    ===========       ===========      ===========      ===========
  Portfolio shares held....................   1,884,950      2,642,332         1,114,554        1,661,425        5,199,092
  Portfolio net asset value per share...... $     10.00    $     11.16       $     22.30      $     15.10      $      4.83
  Investment in portfolio shares, at
   cost.................................... $18,849,502    $28,966,980       $30,015,564      $34,007,704      $27,865,827

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------

                                             PRUDENTIAL     PRUDENTIAL                                       PRUDENTIAL HIGH
                                            MONEY MARKET DIVERSIFIED BOND PRUDENTIAL EQUITY PRUDENTIAL VALUE   YIELD BOND
                                             PORTFOLIO      PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                            ------------ ---------------- ----------------- ---------------- ---------------
INVESTMENT INCOME
  Dividend income.......................... $   102,670    $ 1,337,174       $   346,540      $   448,076      $ 1,436,425
                                            -----------    -----------       -----------      -----------      -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     346,952        397,223           306,251          309,956          202,676
                                            -----------    -----------       -----------      -----------      -----------

NET INVESTMENT INCOME (LOSS)...............    (244,282)       939,951            40,289          138,120        1,233,749
                                            -----------    -----------       -----------      -----------      -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0        507,892                 0                0                0
  Realized gain (loss) on shares
   redeemed................................           0       (284,688)       (1,548,334)      (1,986,495)      (1,095,917)
  Net change in unrealized gain (loss) on
   investments.............................           0      3,752,879         8,302,032        9,241,635        4,985,206
                                            -----------    -----------       -----------      -----------      -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................           0      3,976,083         6,753,698        7,255,140        3,889,289
                                            -----------    -----------       -----------      -----------      -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $  (244,282)   $ 4,916,034       $ 6,793,987      $ 7,393,260      $ 5,123,038
                                            ===========    ===========       ===========      ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                             PRUDENTIAL                                     PREMIER VIT       PREMIER VIT
PRUDENTIAL                     PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE       OPCAP             NACM
STOCK INDEX     PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME      MANAGED          SMALL CAP
 PORTFOLIO   GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1
-----------  ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------

$28,275,501     $6,679,252    $26,408,884    $4,610,522      $2,232,403     $7,273,137      $ 7,696,758       $3,884,236
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------
$28,275,501     $6,679,252    $26,408,884    $4,610,522      $2,232,403     $7,273,137      $ 7,696,758       $3,884,236
===========     ==========    ===========    ==========      ==========     ==========      ===========       ==========

$28,275,501     $6,679,252    $26,408,884    $4,610,522      $2,232,403     $7,273,137      $ 7,696,758       $3,884,236
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------
$28,275,501     $6,679,252    $26,408,884    $4,610,522      $2,232,403     $7,273,137      $ 7,696,758       $3,884,236
===========     ==========    ===========    ==========      ==========     ==========      ===========       ==========

 19,203,436      4,460,369     16,183,229     2,117,993       1,706,365      3,900,813        5,231,388        2,340,277
===========     ==========    ===========    ==========      ==========     ==========      ===========       ==========
  1,013,822        400,435      1,265,399       333,371         181,940        412,076          262,062          250,758
$     27.89     $    16.68    $     20.87    $    13.83      $    12.27     $    17.65      $     29.37       $    15.49

$33,085,482     $7,718,196    $28,711,680    $5,445,339      $2,470,984     $8,139,065      $10,310,234       $6,520,511

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                             PRUDENTIAL                                     PREMIER VIT       PREMIER VIT
PRUDENTIAL                     PRUDENTIAL       SMALL       T. ROWE PRICE  T. ROWE PRICE       OPCAP             NACM
STOCK INDEX     PRUDENTIAL      JENNISON   CAPITALIZATION   INTERNATIONAL  EQUITY INCOME      MANAGED          SMALL CAP
 PORTFOLIO   GLOBAL PORTFOLIO  PORTFOLIO   STOCK PORTFOLIO STOCK PORTFOLIO   PORTFOLIO   PORTFOLIO CLASS 1 PORTFOLIO CLASS 1
-----------  ---------------- -----------  --------------- --------------- ------------- ----------------- -----------------

$   708,272     $  170,274    $   156,245    $   75,254      $   49,494     $  131,414      $   174,201       $    1,846
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------

    361,128         83,828        328,685        56,450          25,440         91,427           99,553           48,692
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------

    347,144         86,446       (172,440)       18,804          24,054         39,987           74,648          (46,846)
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------

          0              0              0       408,406               0              0                0                0

 (1,402,120)      (302,289)    (1,212,872)     (292,220)       (100,179)      (347,013)        (638,244)        (534,701)

  6,647,393      1,770,006      9,412,951       733,987         835,528      1,756,382        1,949,945        1,044,156
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------

  5,245,273      1,467,717      8,200,079       850,173         735,349      1,409,369        1,311,701          509,455
-----------     ----------    -----------    ----------      ----------     ----------      -----------       ----------

$ 5,592,417     $1,554,163    $ 8,027,639    $  868,977      $  759,403     $1,449,356      $ 1,386,349       $  462,609
===========     ==========    ===========    ==========      ==========     ==========      ===========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                                             JANUS ASPEN   MFS VIT     MFS VIT
                                                             JANUS ASPEN      OVERSEAS     RESEARCH     GROWTH
                                                          JANUS PORTFOLIO -  PORTFOLIO -   SERIES -    SERIES -
                                            AIM V.I. CORE   INSTITUTIONAL   INSTITUTIONAL  INITIAL     INITIAL
                                             EQUITY FUND       SHARES          SHARES       CLASS       CLASS
                                            ------------- ----------------- ------------- ----------  ----------
ASSETS
  Investment in the portfolios, at value...  $10,854,143     $6,264,626      $14,331,795  $1,807,705  $6,551,277
                                             -----------     ----------      -----------  ----------  ----------
  Net Assets...............................  $10,854,143     $6,264,626      $14,331,795  $1,807,705  $6,551,277
                                             ===========     ==========      ===========  ==========  ==========

NET ASSETS, representing:
  Accumulation units.......................  $10,854,143     $6,264,626      $14,331,795  $1,807,705  $6,551,277
                                             -----------     ----------      -----------  ----------  ----------
                                             $10,854,143     $6,264,626      $14,331,795  $1,807,705  $6,551,277
                                             ===========     ==========      ===========  ==========  ==========

  Units outstanding........................    6,507,705      4,392,746        3,936,738   1,248,044   4,434,949
                                             ===========     ==========      ===========  ==========  ==========

  Portfolio shares held....................      435,560        292,330          312,308     109,095     305,706
  Portfolio net asset value per share......  $     24.92     $    21.43      $     45.89  $    16.57  $    21.43
  Investment in portfolio shares, at
   cost....................................  $10,612,044     $7,598,778      $ 9,995,470  $1,906,231  $7,179,291

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                                             JANUS ASPEN   MFS VIT     MFS VIT
                                                             JANUS ASPEN      OVERSEAS     RESEARCH     GROWTH
                                                          JANUS PORTFOLIO -  PORTFOLIO -   SERIES -    SERIES -
                                            AIM V.I. CORE   INTERNATIONAL   INTERNATIONAL  INITIAL     INITIAL
                                             EQUITY FUND       SHARES          SHARES       CLASS       CLASS
                                            ------------- ----------------- ------------- ----------  ----------
INVESTMENT INCOME
  Dividend income..........................  $   177,953     $   29,292      $    67,760  $   23,098  $   18,040
                                             -----------     ----------      -----------  ----------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      135,527         75,433          167,892      22,084      79,607
                                             -----------     ----------      -----------  ----------  ----------

NET INVESTMENT INCOME (LOSS)...............       42,426        (46,141)        (100,132)      1,014     (61,567)
                                             -----------     ----------      -----------  ----------  ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0              0          339,019           0           0
  Realized gain (loss) on shares
   redeemed................................     (212,276)      (365,216)         293,993     (59,661)   (282,795)
  Net change in unrealized gain (loss) on
   investments.............................    2,503,808      2,055,439        6,134,487     469,412   2,122,656
                                             -----------     ----------      -----------  ----------  ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    2,291,532      1,690,223        6,767,499     409,751   1,839,861
                                             -----------     ----------      -----------  ----------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 2,333,958     $1,644,082      $ 6,667,367  $  410,765  $1,778,294
                                             ===========     ==========      ===========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE
    TRUST                                                             PRUDENTIAL                ALLIANCEBERNSTEIN
INTERNATIONAL                   FRANKLIN SMALL-MID   PRUDENTIAL      DIVERSIFIED                  VPS LARGE CAP   PRUDENTIAL SP
EQUITY FLEX II AMERICAN CENTURY     CAP GROWTH     JENNISON 20/20    CONSERVATIVE   DAVIS VALUE GROWTH PORTFOLIO   DAVIS VALUE
  PORTFOLIO     VP VALUE FUND    SECURITIES FUND   FOCUS PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO       CLASS B        PORTFOLIO
-------------- ---------------- ------------------ --------------- ---------------- ----------- ----------------- -------------

  $       0       $2,620,526        $2,523,414       $4,933,990      $         0    $2,528,077      $490,014       $ 9,904,606
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------
  $       0       $2,620,526        $2,523,414       $4,933,990      $         0    $2,528,077      $490,014       $ 9,904,606
  =========       ==========        ==========       ==========      ===========    ==========      ========       ===========

  $       0       $2,620,526        $2,523,414       $4,933,990      $         0    $2,528,077      $490,014       $ 9,904,606
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------
  $       0       $2,620,526        $2,523,414       $4,933,990      $         0    $2,528,077      $490,014       $ 9,904,606
  =========       ==========        ==========       ==========      ===========    ==========      ========       ===========

          0        1,480,875         1,701,914        2,995,359                0     2,562,604       851,577         8,287,186
  =========       ==========        ==========       ==========      ===========    ==========      ========       ===========

          0          496,312           149,580          342,163                0       235,170        19,823         1,141,084
  $       0       $     5.28        $    16.87       $    14.42      $         0    $    10.75      $  24.72       $      8.68

  $      (0)      $3,310,306        $3,115,320       $4,559,840      $         0    $2,599,457      $568,941       $10,967,170

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE
    TRUST                                                             PRUDENTIAL                ALLIANCEBERNSTEIN
INTERNATIONAL                   FRANKLIN SMALL-MID   PRUDENTIAL      DIVERSIFIED                  VPS LARGE CAP   PRUDENTIAL SP
EQUITY FLEX II AMERICAN CENTURY     CAP GROWTH     JENNISON 20/20    CONSERVATIVE   DAVIS VALUE GROWTH PORTFOLIO   DAVIS VALUE
  PORTFOLIO     VP VALUE FUND    SECURITIES FUND   FOCUS PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO       CLASS B        PORTFOLIO
-------------- ---------------- ------------------ --------------- ---------------- ----------- ----------------- -------------

  $  22,243       $  137,935        $        0       $   20,143      $   178,176    $   19,729      $      0       $   139,533
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------

     11,419           33,175            29,404           56,663           53,306        31,372         5,839           137,231
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------

     10,824          104,760           (29,404)         (36,520)         124,870       (11,643)       (5,839)            2,302
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------

          0                0                 0                0                0             0             0                 0

   (494,065)        (196,640)         (181,241)        (125,974)      (1,334,324)     (142,812)      (52,174)         (613,715)

    710,201          490,486           957,388        1,995,577        2,220,411       731,124       182,874         2,873,706
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------

    216,136          293,846           776,147        1,869,603          886,087       588,312       130,700         2,259,991
  ---------       ----------        ----------       ----------      -----------    ----------      --------       -----------

  $ 226,960       $  398,606        $  746,743       $1,833,083      $ 1,010,957    $  576,669      $124,861       $ 2,262,293
  =========       ==========        ==========       ==========      ===========    ==========      ========       ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                                SUBACCOUNTS
                                            ----------------------------------------------------------------------------------

                                            PRUDENTIAL SP                                                      PRUDENTIAL SP
                                              SMALL CAP    PRUDENTIAL SP    PRUDENTIAL SP     JANUS ASPEN    STRATEGIC PARTNERS
                                                VALUE       PIMCO TOTAL      PIMCO HIGH    JANUS PORTFOLIO -   FOCUSED GROWTH
                                              PORTFOLIO   RETURN PORTFOLIO YIELD PORTFOLIO  SERVICE SHARES       PORTFOLIO
                                            ------------- ---------------- --------------- ----------------- ------------------
ASSETS
  Investment in the portfolios, at value...  $12,501,656     $        0      $         0       $533,364          $1,542,671
                                             -----------     ----------      -----------       --------          ----------
  Net Assets...............................  $12,501,656     $        0      $         0       $533,364          $1,542,671
                                             ===========     ==========      ===========       ========          ==========

NET ASSETS, REPRESENTING:
  Accumulation units.......................  $12,501,656     $        0      $         0       $533,364          $1,542,671
                                             -----------     ----------      -----------       --------          ----------
                                             $12,501,656     $        0      $         0       $533,364          $1,542,671
                                             ===========     ==========      ===========       ========          ==========

  Units outstanding........................    8,610,683              0                0        566,315           1,384,864
                                             ===========     ==========      ===========       ========          ==========

  Portfolio shares held....................    1,276,982              0                0         25,266             223,900
  Portfolio net asset value per share......  $      9.79     $        0      $         0       $  21.11          $     6.89
  Investment in portfolio shares, at
   cost....................................  $15,962,962     $        0      $         0       $497,236          $1,522,876

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                                SUBACCOUNTS
                                            ----------------------------------------------------------------------------------

                                            PRUDENTIAL SP                                                      PRUDENTIAL SP
                                              SMALL CAP    PRUDENTIAL SP    PRUDENTIAL SP     JANUS ASPEN    STRATEGIC PARTNERS
                                                VALUE       PIMCO TOTAL      PIMCO HIGH    JANUS PORTFOLIO -   FOCUSED GROWTH
                                              PORTFOLIO   RETURN PORTFOLIO YIELD PORTFOLIO  SERVICE SHARES       PORTFOLIO
                                            ------------- ---------------- --------------- ----------------- ------------------
INVESTMENT INCOME
  Dividend income..........................  $   159,292     $1,194,902      $   642,164       $  1,843          $        0
                                             -----------     ----------      -----------       --------          ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      163,975        476,595          133,459          7,435              20,735
                                             -----------     ----------      -----------       --------          ----------

NET INVESTMENT INCOME (LOSS)...............       (4,683)       718,307          508,705         (5,592)            (20,735)
                                             -----------     ----------      -----------       --------          ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0        930,400                0              0                   0
  Realized gain (loss) on shares
   redeemed................................   (1,042,538)     1,345,744       (1,964,961)       (26,270)            (38,502)
  Net change in unrealized gain (loss) on
   investments.............................    3,816,021        821,308        4,567,008        168,914             518,822
                                             -----------     ----------      -----------       --------          ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    2,773,483      3,097,452        2,602,047        142,644             480,320
                                             -----------     ----------      -----------       --------          ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 2,768,800     $3,815,759      $ 3,110,752       $137,052          $  459,585
                                             ===========     ==========      ===========       ========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                           PRUDENTIAL SP
               SP PRUDENTIAL  PRUDENTIAL SP   PRUDENTIAL SP  PRUDENTIAL SP  AGGRESSIVE   PRUDENTIAL SP
PRUDENTIAL SP  U.S. EMERGING   CONSERVATIVE   BALANCED ASSET GROWTH ASSET  GROWTH ASSET  INTERNATIONAL  PRUDENTIAL SP
MID CAP GROWTH    GROWTH     ASSET ALLOCATION   ALLOCATION    ALLOCATION    ALLOCATION      GROWTH      INTERNATIONAL
  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
-------------- ------------- ---------------- -------------- ------------- ------------- ------------- ---------------

  $3,688,413    $6,160,469     $         0     $         0    $31,604,161   $        0    $3,568,195     $3,658,033
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------
  $3,688,413    $6,160,469     $         0     $         0    $31,604,161   $        0    $3,568,195     $3,658,033
  ==========    ==========     ===========     ===========    ===========   ==========    ==========     ==========

  $3,688,413    $6,160,469     $         0     $         0    $31,604,161   $        0    $3,568,195     $3,658,033
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------
  $3,688,413    $6,160,469     $         0     $         0    $31,604,161   $        0    $3,568,195     $3,658,033
  ==========    ==========     ===========     ===========    ===========   ==========    ==========     ==========

   4,007,015     3,804,774               0               0     19,040,642            0     2,842,174      2,566,672
  ==========    ==========     ===========     ===========    ===========   ==========    ==========     ==========

     817,830       955,112               0               0      3,935,761            0       770,668        576,068
  $     4.51    $     6.45     $         0     $         0    $      8.03   $        0    $     4.63     $     6.35

  $4,882,790    $6,789,130     $         0     $         0    $37,248,385   $        0    $4,971,939     $4,889,195

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                                                                           PRUDENTIAL SP
               SP PRUDENTIAL  PRUDENTIAL SP   PRUDENTIAL SP  PRUDENTIAL SP  AGGRESSIVE   PRUDENTIAL SP
PRUDENTIAL SP  U.S. EMERGING   CONSERVATIVE   BALANCED ASSET GROWTH ASSET  GROWTH ASSET  INTERNATIONAL  PRUDENTIAL SP
MID CAP GROWTH    GROWTH     ASSET ALLOCATION   ALLOCATION    ALLOCATION    ALLOCATION      GROWTH      INTERNATIONAL
  PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO
-------------- ------------- ---------------- -------------- ------------- ------------- ------------- ---------------

  $        0    $   40,332     $   674,961     $ 1,260,886    $   607,830   $   39,626    $   67,763     $  100,420
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------

      50,683        84,302         274,693         612,096        478,926       38,601        47,921         50,890
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------

     (50,683)      (43,970)        400,268         648,790        128,904        1,025        19,842         49,530
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------

           0             0               0         334,891        397,517            0             0              0

    (290,388)     (377,337)     (1,173,485)     (6,812,082)      (889,267)    (678,733)     (439,541)      (482,715)

   1,197,523     2,254,254       3,905,169      13,525,968      6,510,481    1,339,639     1,355,793      1,260,446
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------

     907,135     1,876,917       2,731,684       7,048,777      6,018,731      660,906       916,252        777,731
  ----------    ----------     -----------     -----------    -----------   ----------    ----------     ----------

  $  856,452    $1,832,947     $ 3,131,952     $ 7,697,567    $ 6,147,635   $  661,931    $  936,094     $  827,261
  ==========    ==========     ===========     ===========    ===========   ==========    ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                             EVERGREEN VA
                                              DIVERSIFIED                              EVERGREEN VA  EVERGREEN VA
                                            CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES INTERNATIONAL
                                                 FUND       GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND
                                            --------------- ------------ ------------ -------------- -------------
ASSETS
  Investment in the portfolios, at value...     $    2         $    4      $333,831      $67,606       $215,675
                                                ------         ------      --------      -------       --------
  Net Assets...............................     $    2         $    4      $333,831      $67,606       $215,675
                                                ======         ======      ========      =======       ========

NET ASSETS, representing:
  Accumulation units.......................     $    2         $    4      $333,831      $67,606       $215,675
                                                ------         ------      --------      -------       --------
                                                $    2         $    4      $333,831      $67,606       $215,675
                                                ======         ======      ========      =======       ========

  Units outstanding........................          2              3       200,716       44,870         17,247
                                                ======         ======      ========      =======       ========

  Portfolio shares held....................          0              0        16,348        5,724         20,213
  Portfolio net asset value per share......     $11.41         $11.53      $  20.42      $ 11.81       $  10.67
  Investment in portfolio shares, at
   cost....................................     $    2         $    4      $243,702      $66,047       $238,839

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                             EVERGREEN VA
                                              DIVERSIFIED                              EVERGREEN VA  EVERGREEN VA
                                            CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES INTERNATIONAL
                                                 FUND       GROWTH FUND   OMEGA FUND       FUND       EQUITY FUND
                                            --------------- ------------ ------------ -------------- -------------
INVESTMENT INCOME
  Dividend income..........................     $    0         $    0      $  3,660      $   343       $  5,834
                                                ------         ------      --------      -------       --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............          0              0         4,805          758          3,113
                                                ------         ------      --------      -------       --------

NET INVESTMENT INCOME (LOSS)...............          0              0        (1,145)        (415)         2,721
                                                ------         ------      --------      -------       --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....          0              0             0            0              0
  Realized gain (loss) on shares
   redeemed................................          0              0        (2,329)      (8,843)        (7,267)
  Net change in unrealized gain (loss) on
   investments.............................          1              1        98,127       21,238         31,334
                                                ------         ------      --------      -------       --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................          1              1        95,798       12,395         24,067
                                                ------         ------      --------      -------       --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................     $    1         $    1      $ 94,653      $11,980       $ 26,788
                                                ======         ======      ========      =======       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                   AST         AST
                    AST         AMERICAN    SCHRODERS
EVERGREEN VA ALLIANCEBERNSTEIN   CENTURY   MULTI-ASSET   AST COHEN    AST UBS     AST DEAM   AST NEUBERGER
FUNDAMENTAL      GROWTH &       INCOME &      WORLD      & STEERS     DYNAMIC     LARGE-CAP  BERMAN SMALL-
 LARGE CAP        INCOME         GROWTH    STRATEGIES     REALTY       ALPHA        VALUE     CAP GROWTH
    FUND         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
------------ ----------------- ----------  -----------  ----------  -----------  ----------  -------------
  $283,898      $2,032,542     $2,504,557  $13,893,703  $1,281,383  $29,569,606  $  938,965   $1,361,381
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------
  $283,898      $2,032,542     $2,504,557  $13,893,703  $1,281,383  $29,569,606  $  938,965   $1,361,381
  ========      ==========     ==========  ===========  ==========  ===========  ==========   ==========

  $283,898      $2,032,542     $2,504,557  $13,893,703  $1,281,383  $29,569,606  $  938,965   $1,361,381
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------
  $283,898      $2,032,542     $2,504,557  $13,893,703  $1,281,383  $29,569,606  $  938,965   $1,361,381
  ========      ==========     ==========  ===========  ==========  ===========  ==========   ==========

    22,805         254,383        300,949    1,392,262     148,592    2,802,454     112,504      174,488
  ========      ==========     ==========  ===========  ==========  ===========  ==========   ==========

    16,583         141,641        221,251    1,141,635     265,847    2,433,712     120,690      180,315
  $  17.12      $    14.35     $    11.32  $     12.17  $     4.82  $     12.15  $     7.78   $     7.55

  $260,402      $2,113,586     $2,471,981  $13,011,805  $1,668,416  $27,844,457  $1,184,275   $1,252,479

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                   AST         AST
                    AST         AMERICAN    SCHRODERS
EVERGREEN VA ALLIANCEBERNSTEIN   CENTURY   MULTI-ASSET   AST COHEN    AST UBS     AST DEAM   AST NEUBERGER
FUNDAMENTAL      GROWTH &       INCOME &      WORLD      & STEERS     DYNAMIC     LARGE-CAP  BERMAN SMALL-
 LARGE CAP        INCOME         GROWTH    STRATEGIES     REALTY       ALPHA        VALUE     CAP GROWTH
    FUND         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
------------ ----------------- ----------  -----------  ----------  -----------  ----------  -------------
  $  3,015      $   24,245     $   22,798  $    61,109  $   21,436  $   164,572  $    5,373   $        0
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------


     4,124          14,764         18,507       92,019      11,957      334,832      10,677       10,096
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------

    (1,109)          9,481          4,291      (30,910)      9,479     (170,260)     (5,304)     (10,096)
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------

         0               0              0            0           0    1,392,740           0            0

   (12,003)        (39,687)      (102,237)     (96,335)   (181,990)    (585,581)    (95,921)     (10,589)

    79,967         223,157        351,853    1,304,962     501,635    3,221,016     206,907      198,575
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------

    67,964         183,470        249,616    1,208,627     319,645    4,028,175     110,986      187,986
  --------      ----------     ----------  -----------  ----------  -----------  ----------   ----------

  $ 66,855      $  192,951     $  253,907  $ 1,177,717  $  329,124  $ 3,857,915  $  105,682   $  177,890
  ========      ==========     ==========  ===========  ==========  ===========  ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                               AST                                      AST GOLDMAN
                                                            FEDERATED                                      SACHS
                                                            AGGRESSIVE                                  CONCENTRATED
                                               AST HIGH       GROWTH      AST MID-CAP    AST SMALL-CAP     GROWTH
                                            YIELD PORTFOLIO PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO  PORTFOLIO
                                            --------------- ----------  --------------- --------------- ------------
ASSETS
  Investment in the portfolios, at value...   $3,094,752    $1,163,593    $1,225,231      $1,609,553     $3,871,851
                                              ----------    ----------    ----------      ----------     ----------
  Net Assets...............................   $3,094,752    $1,163,593    $1,225,231      $1,609,553     $3,871,851
                                              ==========    ==========    ==========      ==========     ==========

NET ASSETS, representing:
  Accumulation units.......................   $3,094,752    $1,163,593    $1,225,231      $1,609,553     $3,871,851
                                              ----------    ----------    ----------      ----------     ----------
                                              $3,094,752    $1,163,593    $1,225,231      $1,609,553     $3,871,851
                                              ==========    ==========    ==========      ==========     ==========

  Units outstanding........................      295,249       139,628       135,221         180,339        375,796
                                              ==========    ==========    ==========      ==========     ==========

  Portfolio shares held....................      451,130       166,465       126,182         148,895        155,934
  Portfolio net asset value per share......   $     6.86    $     6.99    $     9.71      $    10.81     $    24.83
  Investment in portfolio shares, at
   cost....................................   $3,012,613    $1,335,551    $1,190,445      $1,732,228     $3,512,182

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                               AST                                      AST GOLDMAN
                                                            FEDERATED                                      SACHS
                                                            AGGRESSIVE                                  CONCENTRATED
                                               AST HIGH       GROWTH      AST MID-CAP    AST SMALL-CAP     GROWTH
                                            YIELD PORTFOLIO PORTFOLIO   VALUE PORTFOLIO VALUE PORTFOLIO  PORTFOLIO
                                            --------------- ----------  --------------- --------------- ------------
INVESTMENT INCOME
  Dividend income..........................   $   83,501    $    1,031    $   11,056      $   18,859     $        0
                                              ----------    ----------    ----------      ----------     ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       31,640        10,324        10,869          17,958         27,913
                                              ----------    ----------    ----------      ----------     ----------

NET INVESTMENT INCOME (LOSS)...............       51,861        (9,293)          187             901        (27,913)
                                              ----------    ----------    ----------      ----------     ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0             0               0              0
  Realized gain (loss) on shares
   redeemed................................     (121,105)      (63,948)      (68,298)       (110,207)       (43,990)
  Net change in unrealized gain (loss) on
   investments.............................      673,447       252,096       302,566         403,633        767,575
                                              ----------    ----------    ----------      ----------     ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................      552,342       188,148       234,268         293,426        723,585
                                              ----------    ----------    ----------      ----------     ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $  604,203    $  178,855    $  234,455      $  294,327     $  695,672
                                              ==========    ==========    ==========      ==========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
   AST                       AST LORD
 GOLDMAN                      ABBETT                                                     AST NEUBERGER   AST PIMCO
SACHS MID-                     BOND-     AST MARSICO                     AST NEUBERGER   BERMAN / LSV     LIMITED
CAP GROWTH   AST LARGE-CAP   DEBENTURE  CAPITAL GROWTH     AST MFS       BERMAN MID-CAP  MID-CAP VALUE MATURITY BOND
PORTFOLIO   VALUE PORTFOLIO  PORTFOLIO    PORTFOLIO    GROWTH PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO
----------  --------------- ----------  -------------- ---------------- ---------------- ------------- -------------

$3,792,831    $4,841,077    $3,864,560    $5,312,697      $1,297,348       $1,684,592     $2,160,398    $4,866,285
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------
$3,792,831    $4,841,077    $3,864,560    $5,312,697      $1,297,348       $1,684,592     $2,160,398    $4,866,285
==========    ==========    ==========    ==========      ==========       ==========     ==========    ==========

$3,792,831    $4,841,077    $3,864,560    $5,312,697      $1,297,348       $1,684,592     $2,160,398    $4,866,285
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------
$3,792,831    $4,841,077    $3,864,560    $5,312,697      $1,297,348       $1,684,592     $2,160,398    $4,866,285
==========    ==========    ==========    ==========      ==========       ==========     ==========    ==========

   351,558       629,267       347,653       614,394         138,438          180,950        252,375       418,909
==========    ==========    ==========    ==========      ==========       ==========     ==========    ==========

   835,425       406,813       391,546       326,533         151,737          101,481        173,945       465,228
$     4.54    $    11.90    $     9.87    $    16.27      $     8.55       $    16.60     $    12.42    $    10.46

$3,412,862    $6,589,351    $3,839,610    $5,419,362      $1,253,243       $1,707,038     $2,334,991    $5,036,531

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
   AST                       AST LORD
 GOLDMAN                      ABBETT                                                     AST NEUBERGER   AST PIMCO
SACHS MID-                     BOND-     AST MARSICO                     AST NEUBERGER   BERMAN / LSV     LIMITED
CAP GROWTH   AST LARGE-CAP   DEBENTURE  CAPITAL GROWTH     AST MFS       BERMAN MID-CAP  MID-CAP VALUE MATURITY BOND
PORTFOLIO   VALUE PORTFOLIO  PORTFOLIO    PORTFOLIO    GROWTH PORTFOLIO GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO
----------  --------------- ----------  -------------- ---------------- ---------------- ------------- -------------

$        0    $  109,135    $  199,674    $   25,349      $    1,257       $        0     $   21,323    $  181,652
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------

    25,476        61,309        40,048        50,326          12,507           16,584         19,748        59,600
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------

   (25,476)       47,826       159,626       (24,977)        (11,250)         (16,584)         1,575       122,052
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------

         0             0             0             0               0                0              0       247,971

   (42,870)     (527,202)      (86,625)     (317,073)        (12,584)         (93,993)      (250,308)      (17,875)

   762,248     1,110,097       676,447     1,208,825         217,821          383,283        672,487       (69,842)
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------

   719,378       582,895       589,822       891,752         205,237          289,290        422,179       160,254
----------    ----------    ----------    ----------      ----------       ----------     ----------    ----------

$  693,902    $  630,721    $  749,448    $  866,775      $  193,987       $  272,706     $  423,754    $  282,306
==========    ==========    ==========    ==========      ==========       ==========     ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------

                                                   AST                                       AST T. ROWE
                                            ALLIANCEBERNSTEIN  AST QMA US  AST T. ROWE PRICE PRICE ASSET     AST MFS
                                               CORE VALUE     EQUITY ALPHA NATURAL RESOURCES ALLOCATION   GLOBAL EQUITY
                                                PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                            ----------------- ------------ ----------------- -----------  -------------
ASSETS
  Investment in the portfolios, at value...    $2,228,666      $  981,743     $7,797,033     $50,135,700   $1,625,355
                                               ----------      ----------     ----------     -----------   ----------
  Net Assets...............................    $2,228,666      $  981,743     $7,797,033     $50,135,700   $1,625,355
                                               ==========      ==========     ==========     ===========   ==========

NET ASSETS, representing:
  Accumulation units.......................    $2,228,666      $  981,743     $7,797,033     $50,135,700   $1,625,355
                                               ----------      ----------     ----------     -----------   ----------
                                               $2,228,666      $  981,743     $7,797,033     $50,135,700   $1,625,355
                                               ==========      ==========     ==========     ===========   ==========

  Units outstanding........................       290,682         125,005        704,043       4,961,664      157,475
                                               ==========      ==========     ==========     ===========   ==========

  Portfolio shares held....................       298,349          99,771        413,855       3,245,029      178,807
  Portfolio net asset value per share......    $     7.47      $     9.84     $    18.84     $     15.45   $     9.09
  Investment in portfolio shares, at
   cost....................................    $2,396,171      $1,160,919     $8,899,051     $45,690,625   $1,583,584

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                            SUBACCOUNTS
                                            --------------------------------------------------------------------------

                                                   AST                                       AST T. ROWE
                                            ALLIANCEBERNSTEIN  AST QMA US  AST T. ROWE PRICE PRICE ASSET     AST MFS
                                               CORE VALUE     EQUITY ALPHA NATURAL RESOURCES ALLOCATION   GLOBAL EQUITY
                                                PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                            ----------------- ------------ ----------------- -----------  -------------
INVESTMENT INCOME
  Dividend income..........................    $   36,632      $   13,362     $   53,689     $   524,546   $   12,599
                                               ----------      ----------     ----------     -----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............        17,185          12,065         69,635         450,054       12,163
                                               ----------      ----------     ----------     -----------   ----------

NET INVESTMENT INCOME (LOSS)...............        19,447           1,297        (15,946)         74,492          436
                                               ----------      ----------     ----------     -----------   ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0               0      1,154,824               0            0
  Realized gain (loss) on shares
   redeemed................................       (88,588)        (78,693)      (523,996)       (502,993)     (55,223)
  Net change in unrealized gain (loss) on
   investments.............................       354,194         228,362      1,062,347       6,271,209      291,126
                                               ----------      ----------     ----------     -----------   ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................       265,606         149,669      1,693,175       5,768,216      235,903
                                               ----------      ----------     ----------     -----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................    $  285,053      $  150,966     $1,677,229     $ 5,842,708   $  236,339
                                               ==========      ==========     ==========     ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                               AST ACADEMIC
AST JPMORGAN                                     AST CAPITAL    STRATEGIES   AST BALANCED
INTERNATIONAL AST T. ROWE PRICE  AST AGGRESSIVE  GROWTH ASSET     ASSET         ASSET      AST PRESERVATION AST FIRST TRUST
   EQUITY        GLOBAL BOND    ASSET ALLOCATION  ALLOCATION    ALLOCATION    ALLOCATION   ASSET ALLOCATION BALANCED TARGET
  PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO
------------- ----------------- ---------------- ------------  ------------  ------------  ---------------- ---------------
 $4,141,663      $2,847,577        $9,290,670    $112,362,533  $134,687,840  $173,024,884    $87,353,033      $28,153,591
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------
 $4,141,663      $2,847,577        $9,290,670    $112,362,533  $134,687,840  $173,024,884    $87,353,033      $28,153,591
 ==========      ==========        ==========    ============  ============  ============    ===========      ===========

 $4,141,663      $2,847,577        $9,290,670    $112,362,533  $134,687,840  $173,024,884    $87,353,033      $28,153,591
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------
 $4,141,663      $2,847,577        $9,290,670    $112,362,533  $134,687,840  $173,024,884    $87,353,033      $28,153,591
 ==========      ==========        ==========    ============  ============  ============    ===========      ===========

    446,442         245,299         1,080,179      12,118,110    14,229,160    17,628,479      8,320,766        3,170,882
 ==========      ==========        ==========    ============  ============  ============    ===========      ===========

    211,417         263,177         1,134,392      12,056,066    14,073,965    17,337,163      8,103,250        3,239,769
 $    19.59      $    10.82        $     8.19    $       9.32  $       9.57  $       9.98    $     10.78      $      8.69

 $3,990,533      $2,946,501        $9,542,791    $116,762,518  $139,197,247  $167,699,697    $81,838,868      $27,426,241

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                               AST ACADEMIC
AST JPMORGAN                                     AST CAPITAL    STRATEGIES   AST BALANCED
INTERNATIONAL AST T. ROWE PRICE  AST AGGRESSIVE  GROWTH ASSET     ASSET         ASSET      AST PRESERVATION AST FIRST TRUST
   EQUITY        GLOBAL BOND    ASSET ALLOCATION  ALLOCATION    ALLOCATION    ALLOCATION   ASSET ALLOCATION BALANCED TARGET
  PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO        PORTFOLIO
------------- ----------------- ---------------- ------------  ------------  ------------  ---------------- ---------------
 $   59,780      $  148,432        $   39,779    $  1,479,185  $  2,364,408  $  1,181,621    $   494,528      $   685,876
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------


     28,522          31,906            58,951       1,512,238     1,943,831     1,528,844        729,570          328,078
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------

     31,258         116,526           (19,172)        (33,053)      420,577      (347,223)      (235,042)         357,798
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------

          0         100,446                 0               0             0             0              0                0

    (73,338)        (31,827)         (230,069)     (3,528,639)   (3,988,193)   (2,669,718)      (293,322)        (576,988)

    587,407          (1,009)        1,123,750      20,559,283    24,047,371    19,239,201      7,692,433        4,004,779
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------

    514,069          67,610           893,681      17,030,644    20,059,178    16,569,483      7,399,111        3,427,791
 ----------      ----------        ----------    ------------  ------------  ------------    -----------      -----------

 $  545,327      $  184,136        $  874,509    $ 16,997,591  $ 20,479,755  $ 16,222,260    $ 7,164,069      $ 3,785,589
 ==========      ==========        ==========    ============  ============  ============    ===========      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                            AST FIRST TRUST
                                                CAPITAL      AST ADVANCED AST T. ROWE PRICE                  AST SMALL-
                                              APPRECIATION    STRATEGIES  LARGE-CAP GROWTH     AST MONEY     CAP GROWTH
                                            TARGET PORTFOLIO  PORTFOLIO       PORTFOLIO     MARKET PORTFOLIO PORTFOLIO
                                            ---------------- ------------ ----------------- ---------------- ----------
ASSETS
  Investment in the portfolios, at value...   $29,023,558    $37,033,944     $4,643,582        $5,650,015    $2,783,008
                                              -----------    -----------     ----------        ----------    ----------
  Net Assets...............................   $29,023,558    $37,033,944     $4,643,582        $5,650,015    $2,783,008
                                              ===========    ===========     ==========        ==========    ==========

NET ASSETS, representing:
  Accumulation units.......................   $29,023,558    $37,033,944     $4,643,582        $5,650,015    $2,783,008
                                              -----------    -----------     ----------        ----------    ----------
                                              $29,023,558    $37,033,944     $4,643,582        $5,650,015    $2,783,008
                                              ===========    ===========     ==========        ==========    ==========

  Units outstanding........................     3,464,597      3,810,098        478,406           539,892       313,058
                                              ===========    ===========     ==========        ==========    ==========

  Portfolio shares held....................     3,446,978      3,806,161        434,386         5,650,015       185,658
  Portfolio net asset value per share......   $      8.42    $      9.73     $    10.69        $     1.00    $    14.99
  Investment in portfolio shares, at
   cost....................................   $28,733,203    $35,459,168     $4,426,508        $5,650,015    $2,813,787

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                            SUBACCOUNTS
                                            ---------------------------------------------------------------------------
                                            AST FIRST TRUST
                                                CAPITAL      AST ADVANCED AST T. ROWE PRICE                  AST SMALL-
                                              APPRECIATION    STRATEGIES  LARGE-CAP GROWTH     AST MONEY     CAP GROWTH
                                            TARGET PORTFOLIO  PORTFOLIO       PORTFOLIO     MARKET PORTFOLIO PORTFOLIO
                                            ---------------- ------------ ----------------- ---------------- ----------
INVESTMENT INCOME
  Dividend income..........................   $   342,074    $   685,593     $        0        $   10,393    $      976
                                              -----------    -----------     ----------        ----------    ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       278,420        441,861         42,659            74,018        31,180
                                              -----------    -----------     ----------        ----------    ----------

NET INVESTMENT INCOME (LOSS)...............        63,654        243,732        (42,659)          (63,625)      (30,204)
                                              -----------    -----------     ----------        ----------    ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0              0              0                 0             0
  Realized gain (loss) on shares
   redeemed................................      (570,495)      (788,921)       (90,520)                0       (96,076)
  Net change in unrealized gain (loss) on
   investments.............................     3,913,144      5,838,682      1,258,869                 0       728,999
                                              -----------    -----------     ----------        ----------    ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     3,342,649      5,049,761      1,168,349                 0       632,923
                                              -----------    -----------     ----------        ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $ 3,406,303    $ 5,293,493     $1,125,690        $  (63,625)   $  602,719
                                              ===========    ===========     ==========        ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------

AST PIMCO TOTAL       AST             AST        GARTMORE NVIT AST WESTERN ASSET AST INVESTMENT AST BOND  AST BOND
  RETURN BOND    INTERNATIONAL   INTERNATIONAL    DEVELOPING    CORE PLUS BOND     GRADE BOND   PORTFOLIO PORTFOLIO
   PORTFOLIO    VALUE PORTFOLIO GROWTH PORTFOLIO MARKETS FUND      PORTFOLIO       PORTFOLIO      2018      2019
--------------- --------------- ---------------- ------------- ----------------- -------------- --------- ---------

  $59,184,454     $1,466,277       $1,307,591     $2,414,747      $5,703,682      $13,150,697   $331,573  $155,630
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------
  $59,184,454     $1,466,277       $1,307,591     $2,414,747      $5,703,682      $13,150,697   $331,573  $155,630
  ===========     ==========       ==========     ==========      ==========      ===========   ========  ========

  $59,184,454     $1,466,277       $1,307,591     $2,414,747      $5,703,682      $13,150,697   $331,573  $155,630
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------
  $59,184,454     $1,466,277       $1,307,591     $2,414,747      $5,703,682      $13,150,697   $331,573  $155,630
  ===========     ==========       ==========     ==========      ==========      ===========   ========  ========

    5,518,742        164,007          160,403        161,060         555,275        1,116,615     29,978    14,188
  ===========     ==========       ==========     ==========      ==========      ===========   ========  ========

    5,058,500        102,897          129,336        401,788         571,511        1,112,580     29,711    13,748
  $     11.70     $    14.25       $    10.11     $     6.01      $     9.98      $     11.82   $  11.16  $  11.32

  $58,800,590     $1,570,989       $1,435,620     $3,940,559      $5,546,498      $11,859,090   $340,965  $158,641

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------

AST PIMCO TOTAL       AST             AST        GARTMORE NVIT AST WESTERN ASSET AST INVESTMENT AST BOND  AST BOND
  RETURN BOND    INTERNATIONAL   INTERNATIONAL    DEVELOPING    CORE PLUS BOND     GRADE BOND   PORTFOLIO PORTFOLIO
   PORTFOLIO    VALUE PORTFOLIO GROWTH PORTFOLIO MARKETS FUND      PORTFOLIO       PORTFOLIO      2018      2019
--------------- --------------- ---------------- ------------- ----------------- -------------- --------- ---------

  $   402,636     $   15,682       $   10,293     $   20,710      $   67,869      $   510,558   $  1,079  $    729
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------

      225,735         12,202           11,484         27,709          36,808          576,510      6,365     4,872
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------

      176,901          3,480           (1,191)        (6,999)         31,061          (65,952)    (5,286)   (4,143)
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------

      666,198              0                0              0          20,124          588,063     11,049       187

       15,186        (88,000)        (147,621)      (759,429)          8,278        5,615,280     (7,792)    9,939

      419,288        265,243          344,108      1,588,779         152,815       (2,474,964)   (13,999)   (4,419)
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------

    1,100,672        177,243          196,487        829,350         181,217        3,728,379    (10,742)    5,707
  -----------     ----------       ----------     ----------      ----------      -----------   --------  --------

  $ 1,277,573     $  180,723       $  195,296     $  822,351      $  212,278      $ 3,662,427   $(16,028) $  1,564
  ===========     ==========       ==========     ==========      ==========      ===========   ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                                        AST PARAMETRIC                   FRANKLIN     AST GOLDMAN
                                            AST GLOBAL     EMERGING                    TEMPLETON VIP  SACHS SMALL-
                                            REAL ESTATE MARKETS EQUITY AST FOCUS FOUR FOUNDING FUNDS   CAP VALUE
                                             PORTFOLIO    PORTFOLIO    PLUS PORTFOLIO ALLOCATION FUND  PORTFOLIO
                                            ----------- -------------- -------------- --------------- ------------
ASSETS
  Investment in the portfolios, at value...  $651,192     $2,791,924      $      0      $23,604,969    $1,808,156
                                             --------     ----------      --------      -----------    ----------
  Net Assets...............................  $651,192     $2,791,924      $      0      $23,604,969    $1,808,156
                                             ========     ==========      ========      ===========    ==========

NET ASSETS, representing:
  Accumulation units.......................  $651,192     $2,791,924      $      0      $23,604,969    $1,808,156
                                             --------     ----------      --------      -----------    ----------
                                             $651,192     $2,791,924      $      0      $23,604,969    $1,808,156
                                             ========     ==========      ========      ===========    ==========

  Units outstanding........................    79,139        302,876             0        2,728,568       188,198
                                             ========     ==========      ========      ===========    ==========

  Portfolio shares held....................    94,513        342,988             0        3,306,018       218,376
  Portfolio net asset value per share......  $   6.89     $     8.14      $      0      $      7.14    $     8.28
  Investment in portfolio shares, at
   cost....................................  $559,291     $2,475,356      $      0      $21,076,753    $1,606,734

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                         SUBACCOUNTS
                                            ---------------------------------------------------------------------
                                                        AST PARAMETRIC                   FRANKLIN     AST GOLDMAN
                                            AST GLOBAL     EMERGING                    TEMPLETON VIP  SACHS SMALL-
                                            REAL ESTATE MARKETS EQUITY AST FOCUS FOUR FOUNDING FUNDS   CAP VALUE
                                             PORTFOLIO    PORTFOLIO    PLUS PORTFOLIO ALLOCATION FUND  PORTFOLIO
                                            ----------- -------------- -------------- --------------- ------------
INVESTMENT INCOME
  Dividend income..........................  $  1,603     $    2,236      $    472      $   511,449    $    3,452
                                             --------     ----------      --------      -----------    ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     3,380         13,560        12,308          158,724         8,981
                                             --------     ----------      --------      -----------    ----------

NET INVESTMENT INCOME (LOSS)...............    (1,777)       (11,324)      (11,836)         352,725        (5,529)
                                             --------     ----------      --------      -----------    ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....         0              0             0                0             0
  Realized gain (loss) on shares
   redeemed................................     4,517         31,633       190,845         (195,395)        4,047
  Net change in unrealized gain (loss) on
   investments.............................    91,753        316,524        (3,771)       2,729,299       201,760
                                             --------     ----------      --------      -----------    ----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    96,270        348,157       187,074        2,533,904       205,807
                                             --------     ----------      --------      -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 94,493     $  336,833      $175,238      $ 2,886,629    $  200,278
                                             ========     ==========      ========      ===========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                               SUBACCOUNTS
---------------------------------------------------------------------------------------------------------
  AST CLS       AST CLS     AST HORIZON   AST HORIZON     AST NIEMANN               PROFUND VP
GROWTH ASSET MODERATE ASSET GROWTH ASSET MODERATE ASSET  CAPITAL GROWTH  PROFUND VP  CONSUMER
 ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   ASSET ALLOCATION  CONSUMER    GOODS    PROFUND VP
 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      SERVICES  PORTFOLIO  FINANCIALS
------------ -------------- ------------ -------------- ---------------- ---------- ---------- ----------

$11,559,871   $15,709,641    $7,410,234   $19,144,896      $4,584,742     $237,956   $242,356   $371,809
-----------   -----------    ----------   -----------      ----------     --------   --------   --------
$11,559,871   $15,709,641    $7,410,234   $19,144,896      $4,584,742     $237,956   $242,356   $371,809
===========   ===========    ==========   ===========      ==========     ========   ========   ========

$11,559,871   $15,709,641    $7,410,234   $19,144,896      $4,584,742     $237,956   $242,356   $371,809
-----------   -----------    ----------   -----------      ----------     --------   --------   --------
$11,559,871   $15,709,641    $7,410,234   $19,144,896      $4,584,742     $237,956   $242,356   $371,809
===========   ===========    ==========   ===========      ==========     ========   ========   ========

  1,375,311     1,752,810       810,091     2,050,165         503,844       26,190     26,348     62,171
===========   ===========    ==========   ===========      ==========     ========   ========   ========

  1,229,773     1,755,267       830,744     2,015,252         520,993        9,024      8,179     20,760
$      9.40   $      8.95    $     8.92   $      9.50      $     8.80     $  26.37   $  29.63   $  17.91

$10,165,519   $14,163,458    $6,816,384   $17,412,581      $4,072,953     $204,952   $213,730   $325,838

                                               SUBACCOUNTS
---------------------------------------------------------------------------------------------------------
  AST CLS       AST CLS     AST HORIZON   AST HORIZON     AST NIEMANN               PROFUND VP
GROWTH ASSET MODERATE ASSET GROWTH ASSET MODERATE ASSET  CAPITAL GROWTH  PROFUND VP  CONSUMER
 ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION   ASSET ALLOCATION  CONSUMER    GOODS    PROFUND VP
 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      SERVICES  PORTFOLIO  FINANCIALS
------------ -------------- ------------ -------------- ---------------- ---------- ---------- ----------

$    24,968   $    20,389    $    6,029   $    16,533      $    7,309     $      0   $  1,526   $  4,019
-----------   -----------    ----------   -----------      ----------     --------   --------   --------

     85,173       108,500        39,611       128,122          33,174        1,430      1,476      2,424
-----------   -----------    ----------   -----------      ----------     --------   --------   --------

    (60,205)      (88,111)      (33,582)     (111,589)        (25,865)      (1,430)        50      1,595
-----------   -----------    ----------   -----------      ----------     --------   --------   --------

          0             0             0             0               0            0          0          0

     30,538       (31,093)       (5,750)       19,700           2,103          854      1,101      4,431

  1,418,441     1,551,185       598,634     1,734,831         520,112       33,004     28,626     45,971
-----------   -----------    ----------   -----------      ----------     --------   --------   --------

  1,448,979     1,520,092       592,884     1,754,531         522,215       33,858     29,727     50,402
-----------   -----------    ----------   -----------      ----------     --------   --------   --------

$ 1,388,774   $ 1,431,981    $  559,302   $ 1,642,942      $  496,350     $ 32,428   $ 29,777   $ 51,997
===========   ===========    ==========   ===========      ==========     ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------
                                                                    PROFUND VP PROFUND VP
                                            PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
                                            HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
                                            ----------- ----------- ---------- ---------- -----------
ASSETS
  Investment in the portfolios, at value...  $313,393    $304,004    $61,629    $85,310    $121,945
                                             --------    --------    -------    -------    --------
  Net Assets...............................  $313,393    $304,004    $61,629    $85,310    $121,945
                                             ========    ========    =======    =======    ========

NET ASSETS, representing:
  Accumulation units.......................  $313,393    $304,004    $61,629    $85,310    $121,945
                                             --------    --------    -------    -------    --------
                                             $313,393    $304,004    $61,629    $85,310    $121,945
                                             ========    ========    =======    =======    ========

  Units outstanding........................    31,881      40,736      7,296     10,224      17,522
                                             ========    ========    =======    =======    ========

  Portfolio shares held....................    11,117      10,195      2,313      3,939       3,390
  Portfolio net asset value per share......  $  28.19    $  29.82    $ 26.64    $ 21.66    $  35.97
  Investment in portfolio shares, at
   cost....................................  $262,715    $268,967    $56,387    $72,285    $ 82,805

STATEMENT OF OPERATIONS
For the period ended December 31, 2009
                                                                   SUBACCOUNTS
                                            ---------------------------------------------------------
                                                                    PROFUND VP PROFUND VP
                                            PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP
                                            HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE
                                            ----------- ----------- ---------- ---------- -----------
INVESTMENT INCOME
  Dividend income..........................  $  1,363    $  1,526    $     0    $   521    $  2,527
                                             --------    --------    -------    -------    --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     2,255       1,740        277        539       1,079
                                             --------    --------    -------    -------    --------

NET INVESTMENT INCOME (LOSS)...............      (892)       (214)      (277)       (18)      1,448
                                             --------    --------    -------    -------    --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....         0           0          0          0           0
  Realized gain (loss) on shares
   redeemed................................     1,764        (137)        45         (4)      4,809
  Net change in unrealized gain (loss) on
   investments.............................    50,678      36,131      5,242     13,025      39,140
                                             --------    --------    -------    -------    --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    52,442      35,994      5,287     13,021      43,949
                                             --------    --------    -------    -------    --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 51,550    $ 35,780    $ 5,010    $13,003    $ 45,397
                                             ========    ========    =======    =======    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                               SUBACCOUNTS
---------------------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                 PROFUND VP PROFUND VP                 AST JENNISON
SMALL-CAP  SMALL-CAP      PROFUND VP       PROFUND    LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
  GROWTH     VALUE    TELECOMMUNICATIONS VP UTILITIES   GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
---------- ---------- ------------------ ------------ ---------- ---------- -------------- ---------------
 $34,511    $20,304        $220,952        $180,956    $65,346    $111,309      $    0        $109,023
 -------    -------        --------        --------    -------    --------      ------        --------
 $34,511    $20,304        $220,952        $180,956    $65,346    $111,309      $    0        $109,023
 =======    =======        ========        ========    =======    ========      ======        ========

 $34,511    $20,304        $220,952        $180,956    $65,346    $111,309      $    0        $109,023
 -------    -------        --------        --------    -------    --------      ------        --------
 $34,511    $20,304        $220,952        $180,956    $65,346    $111,309      $    0        $109,023
 =======    =======        ========        ========    =======    ========      ======        ========

   4,073      2,382          28,718          22,973      7,640      15,062           0          10,581
 =======    =======        ========        ========    =======    ========      ======        ========

   1,512        907          32,831           6,592      2,202       5,120           0          10,334
 $ 22.82    $ 22.38        $   6.73        $  27.45    $ 29.67    $  21.74      $ 8.95        $  10.55

 $27,975    $17,041        $211,616        $168,046    $54,045    $107,311      $    0        $108,677

                                               SUBACCOUNTS
---------------------------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                 PROFUND VP PROFUND VP                 AST JENNISON
SMALL-CAP  SMALL-CAP      PROFUND VP       PROFUND    LARGE-CAP  LARGE-CAP     AST BOND       LARGE-CAP
  GROWTH     VALUE    TELECOMMUNICATIONS VP UTILITIES   GROWTH     VALUE    PORTFOLIO 2020 VALUE PORTFOLIO
---------- ---------- ------------------ ------------ ---------- ---------- -------------- ---------------
 $     0    $    40        $ 10,309        $  3,956    $     0    $    290      $    0        $      0
 -------    -------        --------        --------    -------    --------      ------        --------


     292        144           1,314             947        574         317          51              67
 -------    -------        --------        --------    -------    --------      ------        --------

    (292)      (104)          8,995           3,009       (574)        (27)        (51)            (67)
 -------    -------        --------        --------    -------    --------      ------        --------

     722          0               0               0          0           0           0               0

     (53)       163              78             398        (37)         23       2,068               0

   6,536      3,263           9,336          12,910     11,301       3,998           0             346
 -------    -------        --------        --------    -------    --------      ------        --------

   7,205      3,426           9,414          13,308     11,264       4,021       2,068             346
 -------    -------        --------        --------    -------    --------      ------        --------

 $ 6,913    $ 3,322        $ 18,409        $ 16,317    $10,690    $  3,994      $2,017        $    279
 =======    =======        ========        ========    =======    ========      ======        ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2009

                                                        SUBACCOUNTS
                                                ---------------------------
                                                              CREDIT SUISSE
                                                AST JENNISON      TRUST
                                                 LARGE-CAP    INTERNATIONAL
                                                   GROWTH    EQUITY FLEX III
                                                 PORTFOLIO      PORTFOLIO
                                                ------------ ---------------
    ASSETS
      Investment in the portfolios, at value...   $42,350       $973,061
                                                  -------       --------
      Net Assets...............................   $42,350       $973,061
                                                  =======       ========

    NET ASSETS, representing:
      Accumulation units.......................   $42,350       $973,061
                                                  -------       --------
                                                  $42,350       $973,061
                                                  =======       ========

      Units outstanding........................     4,113         96,387
                                                  =======       ========
      Portfolio shares held....................     3,896        166,051
      Portfolio net asset value per share......   $ 10.87       $   5.86
      Investment in portfolio shares, at
       cost....................................   $41,654       $963,099

    STATEMENT OF OPERATIONS
    For the period ended December 31, 2009
                                                        SUBACCOUNTS
                                                ---------------------------
                                                              CREDIT SUISSE
                                                AST JENNISON      TRUST
                                                 LARGE-CAP    INTERNATIONAL
                                                   GROWTH    EQUITY FLEX III
                                                 PORTFOLIO      PORTFOLIO
                                                ------------ ---------------
    INVESTMENT INCOME
      Dividend income..........................   $     0       $      0
                                                  -------       --------

    EXPENSES
      Charges to contract owners for
       assuming mortality risk and expense
       risk and for administration.............        36            742
                                                  -------       --------

    NET INVESTMENT INCOME (LOSS)...............       (36)          (742)
                                                  -------       --------

    NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS
      Capital gains distributions received.....         0              0
      Realized gain (loss) on shares
       redeemed................................         0             44
      Net change in unrealized gain (loss) on
       investments.............................       696          9,962
                                                  -------       --------

    NET GAIN (LOSS) ON
       INVESTMENTS.............................       696         10,006
                                                  -------       --------

    NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM
       OPERATIONS..............................   $   660       $  9,264
                                                  =======       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                     SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                    PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND
                                           PORTFOLIO                  PORTFOLIO           PRUDENTIAL EQUITY PORTFOLIO
                                   -------------------------  --------------------------  -------------------------
                                    01/01/2009    01/01/2008   01/01/2009    01/01/2008    01/01/2009    01/01/2008
                                        TO            TO           TO            TO            TO            TO
                                    12/31/2009    12/31/2008   12/31/2009    12/31/2008    12/31/2009    12/31/2008
                                   ------------  -----------  -----------   -----------   -----------   ------------
OPERATIONS
  Net investment income
   (loss)......................... $   (244,282) $   268,570  $   939,951   $ 1,236,778   $    40,289   $      7,855
  Capital gains distributions
   received.......................            0            0      507,892       315,256             0      3,330,494
  Realized gain (loss) on shares
   redeemed.......................            0            0     (284,688)     (491,477)   (1,548,334)      (998,821)
  Net change in unrealized gain
   (loss) on investments..........            0            0    3,752,879    (2,675,684)    8,302,032    (16,463,606)
                                   ------------  -----------  -----------   -----------   -----------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................     (244,282)     268,570    4,916,034    (1,615,127)    6,793,987    (14,124,078)
                                   ------------  -----------  -----------   -----------   -----------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      227,401        3,438       19,043       213,004       122,791        100,809
  Annuity payments................      (33,981)     (22,337)     (30,767)      (87,444)      (17,217)        (8,525)
  Surrenders, withdrawals and
   death benefits.................   (5,367,710)  (5,001,789)  (3,539,679)   (4,536,579)   (2,103,851)    (3,432,136)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (4,108,366)  11,129,469     (193,473)   (1,999,737)     (378,288)    (1,500,047)
  Withdrawal and other
   charges........................      (20,853)     (11,808)     (15,165)      (15,215)      (22,092)       (24,177)
                                   ------------  -----------  -----------   -----------   -----------   ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (9,303,509)   6,096,973   (3,760,041)   (6,425,971)   (2,398,657)    (4,864,076)
                                   ------------  -----------  -----------   -----------   -----------   ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (9,547,791)   6,365,543    1,155,993    (8,041,098)    4,395,330    (18,988,154)

NET ASSETS
  Beginning of period.............   28,397,293   22,031,750   28,332,429    36,373,527    20,459,215     39,447,369
                                   ------------  -----------  -----------   -----------   -----------   ------------
  End of period................... $ 18,849,502  $28,397,293  $29,488,422   $28,332,429   $24,854,545   $ 20,459,215
                                   ============  ===========  ===========   ===========   ===========   ============
  Beginning units.................   23,300,258   18,165,989   17,357,583    21,214,216    15,828,966     18,581,432
                                   ------------  -----------  -----------   -----------   -----------   ------------
  Units issued....................    3,947,383   14,261,978      891,350       635,400       543,272        396,425
  Units redeemed..................  (11,817,260)  (9,127,709)  (3,046,527)   (4,492,033)   (2,228,203)    (3,148,891)
                                   ------------  -----------  -----------   -----------   -----------   ------------
  Ending units....................   15,430,381   23,300,258   15,202,406    17,357,583    14,144,035     15,828,966
                                   ============  ===========  ===========   ===========   ===========   ============

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                             PRUDENTIAL HIGH YIELD     PRUDENTIAL STOCK INDEX
PRUDENTIAL VALUE PORTFOLIO      BOND PORTFOLIO               PORTFOLIO          PRUDENTIAL GLOBAL PORTFOLIO
-------------------------  ------------------------  -------------------------  --------------------------
 01/01/2009   01/01/2008    01/01/2009   01/01/2008   01/01/2009   01/01/2008   01/01/2009     01/01/2008
     TO           TO            TO           TO           TO           TO           TO             TO
 12/31/2009   12/31/2008    12/31/2009   12/31/2008   12/31/2009   12/31/2008   12/31/2009     12/31/2008
-----------  ------------  -----------  -----------  -----------  ------------  ----------    -----------

$   138,120  $    143,774  $ 1,233,749  $ 1,133,563  $   347,144  $    302,728  $   86,446    $    34,219

          0     6,901,643            0            0            0             0           0        541,930

 (1,986,495)   (1,513,998)  (1,095,917)  (1,156,736)  (1,402,120)     (714,526)   (302,289)       (72,953)

  9,241,635   (21,854,428)   4,985,206   (3,777,385)   6,647,393   (16,185,402)  1,770,006     (5,185,389)
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------

  7,393,260   (16,323,009)   5,123,038   (3,800,558)   5,592,417   (16,597,200)  1,554,163     (4,682,193)
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------

     79,168       116,443       68,453       14,566       46,847        76,508      10,955         24,952
    (19,269)      (34,456)     (14,220)     (84,627)     (13,200)      (11,252)          0         (2,261)

 (1,966,544)   (4,524,861)  (1,730,877)  (2,304,549)  (2,101,725)   (4,680,173)   (473,098)      (936,734)

   (315,899)     (967,966)  10,006,442     (713,459)    (241,338)   (1,320,021)    (31,500)      (336,087)

    (26,587)      (29,819)     (11,046)      (8,404)     (30,207)      (32,604)     (7,626)        (8,809)
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------

 (2,249,131)   (5,440,659)   8,318,752   (3,096,473)  (2,339,623)   (5,967,542)   (501,269)    (1,258,939)
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------

  5,144,129   (21,763,668)  13,441,790   (6,897,031)   3,252,794   (22,564,742)  1,052,894     (5,941,132)

 19,943,395    41,707,063   11,669,824   18,566,855   25,022,707    47,587,449   5,626,358     11,567,490
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------
$25,087,524  $ 19,943,395  $25,111,614  $11,669,824  $28,275,501  $ 25,022,707  $6,679,252    $ 5,626,358
===========  ============  ===========  ===========  ===========  ============   ==========   ===========
 13,275,695    15,800,837    9,066,700   11,056,069   21,056,837    24,905,268   4,836,906      5,610,679
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------
    517,033       637,113    1,316,400      197,396    1,110,674       552,890     246,993        242,606
 (1,808,472)   (3,162,255)  (1,773,496)  (2,186,765)  (2,964,075)   (4,401,321)   (623,530)    (1,016,379)
-----------  ------------  -----------  -----------  -----------  ------------   ----------   -----------
 11,984,256    13,275,695    8,609,604    9,066,700   19,203,436    21,056,837   4,460,369      4,836,906
===========  ============  ===========  ===========  ===========  ============   ==========   ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------------
                                                                     PRUDENTIAL SMALL
                                                                   CAPITALIZATION STOCK   T. ROWE PRICE INTERNATIONAL
                                   PRUDENTIAL JENNISON PORTFOLIO        PORTFOLIO             STOCK PORTFOLIO
                                   ----------------------------  -----------------------  --------------------------
                                    01/01/2009     01/01/2008    01/01/2009   01/01/2008  01/01/2009     01/01/2008
                                        TO             TO            TO           TO          TO             TO
                                    12/31/2009     12/31/2008    12/31/2009   12/31/2008  12/31/2009     12/31/2008
                                    -----------   ------------   ----------  -----------  ----------    -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (172,440)   $   (287,769)  $   18,804  $   (13,952) $   24,054    $    12,393
  Capital gains distributions
   received.......................           0               0      408,406      979,736           0         99,261
  Realized gain (loss) on shares
   redeemed.......................  (1,212,872)       (966,343)    (292,220)      35,621    (100,179)        (4,804)
  Net change in unrealized gain
   (loss) on investments..........   9,412,951     (13,159,148)     733,987   (3,199,158)    835,528     (1,789,058)
                                    -----------   ------------   ----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   8,027,639     (14,413,260)     868,977   (2,197,753)    759,403     (1,682,208)
                                    -----------   ------------   ----------  -----------   ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................      45,972         139,458        2,620        5,842         326          6,213
  Annuity payments................     (18,510)        (25,226)           0       (2,976)          0         (5,146)
  Surrenders, withdrawals and
   death benefits.................  (2,287,707)     (4,414,608)    (492,040)  (1,147,919)   (136,928)      (476,048)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (776,063)     (1,372,707)        (229)    (561,839)     28,295       (148,038)
  Withdrawal and other
   charges........................     (24,744)        (26,705)      (2,762)      (3,362)       (932)        (1,086)
                                    -----------   ------------   ----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS                     (3,061,052)     (5,699,788)    (492,411)  (1,710,254)   (109,239)      (624,105)
                                    -----------   ------------   ----------  -----------   ----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS                            4,966,587     (20,113,048)     376,566   (3,908,007)    650,164     (2,306,313)

NET ASSETS
  Beginning of period.............  21,442,297      41,555,345    4,233,956    8,141,963   1,582,239      3,888,552
                                    -----------   ------------   ----------  -----------   ----------   -----------
  End of period................... $26,408,884    $ 21,442,297   $4,610,522  $ 4,233,956  $2,232,403    $ 1,582,239
                                    ===========   ============   ==========  ===========   ==========   ===========

  Beginning units.................  18,563,007      22,124,748    2,399,280    3,135,027   1,817,829      2,261,232
                                    -----------   ------------   ----------  -----------   ----------   -----------
  Units issued....................     470,587         593,530      141,077       86,018     117,006        133,627
  Units redeemed..................  (2,850,365)     (4,155,271)    (422,364)    (821,765)   (228,470)      (577,030)
                                    -----------   ------------   ----------  -----------   ----------   -----------
  Ending units....................  16,183,229      18,563,007    2,117,993    2,399,280   1,706,365      1,817,829
                                    ===========   ============   ==========  ===========   ==========   ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PREMIER VIT OPCAP MANAGED PREMIER VIT NACM SMALL CAP
       PORTFOLIO               PORTFOLIO CLASS 1         PORTFOLIO CLASS 1       AIM V.I. CORE EQUITY FUND
--------------------------  -----------------------   -------------------------  ------------------------
01/01/2009     01/01/2008   01/01/2009    01/01/2008  01/01/2009    01/01/2008    01/01/2009   01/01/2008
    TO             TO           TO            TO          TO            TO            TO           TO
12/31/2009     12/31/2008   12/31/2009    12/31/2008  12/31/2009    12/31/2008    12/31/2009   12/31/2008
----------    -----------   ----------   -----------  ----------   -----------   -----------  -----------

$   39,987    $    87,868   $   74,648   $   173,056  $  (46,846)  $   (82,993)  $    42,426  $    83,711

         0        305,289            0       871,818           0     1,405,298             0            0

  (347,013)       (32,536)    (638,244)     (639,110)   (534,701)     (352,822)     (212,276)     121,954

 1,756,382     (4,505,457)   1,949,945    (3,870,453)  1,044,156    (3,959,599)    2,503,808   (4,980,718)
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------

 1,449,356     (4,144,836)   1,386,349    (3,464,689)    462,609    (2,990,116)    2,333,958   (4,775,053)
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------

       332          8,085        9,582        18,325       7,050        20,358        22,180       13,486
         0              0            0       (26,386)    (16,134)            0       (53,887)     (19,977)

  (805,899)    (1,205,611)    (832,143)   (1,567,911)   (426,739)     (712,370)     (936,990)  (2,227,421)

   (86,294)      (233,678)    (150,566)     (319,545)     84,144      (328,767)     (168,687)    (555,488)

    (4,010)        (4,441)      (4,995)       (5,451)     (1,926)       (2,315)       (7,092)      (7,846)
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------

  (895,871)    (1,435,645)    (978,122)   (1,900,968)   (353,605)   (1,023,094)   (1,144,476)  (2,797,246)
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------

   553,485     (5,580,481)     408,227    (5,365,657)    109,004    (4,013,210)    1,189,482   (7,572,299)

 6,719,652     12,300,133    7,288,531    12,654,188   3,775,232     7,788,442     9,664,661   17,236,960
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------
$7,273,137    $ 6,719,652   $7,696,758   $ 7,288,531  $3,884,236   $ 3,775,232   $10,854,143  $ 9,664,661
 ==========   ===========   ==========   ===========  ==========   ===========   ===========  ===========

 4,460,401      5,155,831    6,017,538     7,336,837   2,592,468     3,078,372     7,327,040    9,003,965
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------
   168,600        198,981       90,987       143,421     167,266       129,690       152,824       93,594
  (728,188)      (894,411)    (877,137)   (1,462,720)   (419,457)     (615,594)     (972,159)  (1,770,519)
 ----------   -----------   ----------   -----------  ----------   -----------   -----------  -----------
 3,900,813      4,460,401    5,231,388     6,017,538   2,340,277     2,592,468     6,507,705    7,327,040
 ==========   ===========   ==========   ===========  ==========   ===========   ===========  ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                   SUBACCOUNTS
                                   -----------------------------------------------------------------------------------------

                                      JANUS ASPEN JANUS                JANUS ASPEN OVERSEAS          MFS VIT RESEARCH SERIES -
                                   PORTFOLIO - INSTITUTIONAL SHARES PORTFOLIO - INSTITUTIONAL SHARES      INITIAL CLASS
                                   -------------------------------  -------------------------------  -----------------------
                                   01/01/2009       01/01/2008       01/01/2009      01/01/2008      01/01/2009    01/01/2008
                                       TO               TO               TO              TO              TO            TO
                                   12/31/2009       12/31/2008       12/31/2009      12/31/2008      12/31/2009    12/31/2008
                                   ----------        -----------     -----------     ------------    ----------   -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (46,141)     $   (55,130)     $  (100,132)    $    (36,789)    $    1,014   $   (19,587)
  Capital gains distributions
   received.......................          0                0          339,019        2,754,824              0             0
  Realized gain (loss) on shares
   redeemed.......................   (365,216)        (418,755)         293,993        1,555,302        (59,661)      (14,124)
  Net change in unrealized gain
   (loss) on investments..........  2,055,439       (3,401,778)       6,134,487      (15,663,369)       469,412      (969,117)
                                     ----------      -----------     -----------     ------------    ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  1,644,082       (3,875,663)       6,667,367      (11,390,032)       410,765    (1,002,828)
                                     ----------      -----------     -----------     ------------    ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    106,289           15,918           10,208           31,247         (2,614)        2,726
  Annuity payments................     (2,015)               0          (57,304)         (37,979)             0             0
  Surrenders, withdrawals and
   death benefits.................   (462,541)      (1,667,754)      (1,364,034)      (2,645,586)      (118,325)     (504,292)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (117,910)        (450,303)        (293,839)      (1,038,930)       (18,543)      (96,987)
  Withdrawal and other
   charges........................     (4,502)          (5,011)          (6,999)          (7,687)        (1,211)       (1,309)
                                     ----------      -----------     -----------     ------------    ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (480,679)      (2,107,150)      (1,711,968)      (3,698,935)      (140,693)     (599,862)
                                     ----------      -----------     -----------     ------------    ----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  1,163,403       (5,982,813)       4,955,399      (15,088,967)       270,072    (1,602,690)

NET ASSETS
  Beginning of period.............  5,101,223       11,084,036        9,376,396       24,465,363      1,537,633     3,140,323
                                     ----------      -----------     -----------     ------------    ----------   -----------
  End of period................... $6,264,626      $ 5,101,223      $14,331,795     $  9,376,396     $1,807,705   $ 1,537,633
                                     ==========      ===========     ===========     ============    ==========   ===========

  Beginning units.................  4,794,188        6,189,546        4,557,986        5,606,685      1,366,773     1,759,324
                                     ----------      -----------     -----------     ------------    ----------   -----------
  Units issued....................    251,613          123,168          227,148          242,741         35,501        36,382
  Units redeemed..................   (653,055)      (1,518,526)        (848,396)      (1,291,440)      (154,230)     (428,933)
                                     ----------      -----------     -----------     ------------    ----------   -----------
  Ending units....................  4,392,746        4,794,188        3,936,738        4,557,986      1,248,044     1,366,773
                                     ==========      ===========     ===========     ============    ==========   ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
                            CREDIT SUISSE TRUST
MFS VIT GROWTH SERIES -  INTERNATIONAL EQUITY FLEX II AMERICAN CENTURY VP VALUE  FRANKLIN SMALL-MID CAP
     INITIAL CLASS               PORTFOLIO                      FUND             GROWTH SECURITIES FUND
-----------------------  ---------------------------  -----------------------   -----------------------
01/01/2009   01/01/2008   01/01/2009     01/01/2008   01/01/2009    01/01/2008  01/01/2009   01/01/2008
    TO           TO           TO             TO           TO            TO          TO           TO
12/31/2009   12/31/2008  12/11/2009**    12/31/2008   12/31/2009    12/31/2008  12/31/2009   12/31/2008
----------  -----------  ------------   -----------   ----------   -----------  ----------  -----------

$  (61,567) $   (97,196) $    10,824    $     3,684   $  104,760   $    37,560  $  (29,404) $   (42,203)

         0            0            0              0            0       446,535           0      379,030

  (282,795)    (175,054)    (494,065)       (93,689)    (196,640)     (154,363)   (181,241)     (87,628)

 2,122,656   (3,374,298)     710,201       (708,676)     490,486    (1,389,321)    957,388   (1,810,217)
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------

 1,778,294   (3,646,548)     226,960       (798,681)     398,606    (1,059,589)    746,743   (1,561,018)
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------


     4,343       21,790          (57)         1,525        1,955         2,789      10,529        8,648
         0      (19,315)           0           (778)      (2,569)      (14,926)          0       (1,985)

  (546,309)  (1,084,334)     (61,416)      (355,081)    (302,696)     (335,202)   (206,249)    (421,414)

  (106,676)    (538,043)    (968,300)       (13,627)      27,608      (207,222)     31,200     (106,330)

    (4,453)      (4,758)        (693)          (803)      (1,292)       (1,446)     (1,504)      (1,704)
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------

  (653,095)  (1,624,660)  (1,030,466)      (368,764)    (276,994)     (556,007)   (166,024)    (522,785)
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------

 1,125,199   (5,271,208)    (803,506)    (1,167,445)     121,612    (1,615,596)    580,719   (2,083,803)

 5,426,078   10,697,286      803,506      1,970,951    2,498,914     4,114,510   1,942,695    4,026,498
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------
$6,551,277  $ 5,426,078  $         0    $   803,506   $2,620,526   $ 2,498,914  $2,523,414  $ 1,942,695
==========  ===========  ===========    ===========   ==========   ===========  ==========  ===========

 4,986,245    6,070,920    1,126,065      1,450,365    1,666,700     1,981,200   1,855,848    2,176,484
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------
    77,073      398,706       61,488        100,108       74,310        83,788     112,337       80,233
  (628,369)  (1,483,381)  (1,187,553)      (424,408)    (260,135)     (398,288)   (266,271)    (400,869)
----------  -----------  -----------    -----------   ----------   -----------  ----------  -----------
 4,434,949    4,986,245            0      1,126,065    1,480,875     1,666,700   1,701,914    1,855,848
==========  ===========  ===========    ===========   ==========   ===========  ==========  ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                   SUBACCOUNTS
                                   ------------------------------------------------------------------------------

                                   PRUDENTIAL JENNISON 20/20  PRUDENTIAL DIVERSIFIED
                                       FOCUS PORTFOLIO       CONSERVATIVE GROWTH PORTFOLIO  DAVIS VALUE PORTFOLIO
                                   -----------------------   ----------------------------  -----------------------
                                   01/01/2009    01/01/2008   01/01/2009     01/01/2008    01/01/2009   01/01/2008
                                       TO            TO           TO             TO            TO           TO
                                   12/31/2009    12/31/2008  11/20/2009**    12/31/2008    12/31/2009   12/31/2008
                                   ----------   -----------  ------------    -----------   ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (36,520)  $   (44,861) $   124,870    $   141,152    $  (11,643) $   (18,494)
  Capital gains distributions
   received.......................          0       323,663            0        408,988             0       63,351
  Realized gain (loss) on shares
   redeemed.......................   (125,974)       21,811   (1,334,324)      (440,867)     (142,812)     167,642
  Net change in unrealized gain
   (loss) on investments..........  1,995,577    (2,788,875)   2,220,411     (1,472,139)      731,124   (2,048,142)
                                   ----------   -----------  -----------     -----------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................  1,833,083    (2,488,262)   1,010,957     (1,362,866)      576,669   (1,835,643)
                                   ----------   -----------  -----------     -----------   ----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     49,848         3,138           63          7,410         2,051        4,276
  Annuity payments................          0             0            0        (44,218)       (2,483)           0
  Surrenders, withdrawals and
   death benefits.................   (524,568)     (711,188)    (571,568)      (677,789)     (350,567)    (441,861)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     54,355       183,570   (4,585,051)      (505,431)      (30,134)    (496,756)
  Withdrawal and other
   charges........................     (2,154)       (2,297)      (2,402)        (2,824)       (1,065)      (1,274)
                                   ----------   -----------  -----------     -----------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   (422,519)     (526,777)  (5,158,958)    (1,222,852)     (382,198)    (935,615)
                                   ----------   -----------  -----------     -----------   ----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  1,410,564    (3,015,039)  (4,148,001)    (2,585,718)      194,471   (2,771,258)

NET ASSETS
  Beginning of period.............  3,523,426     6,538,465    4,148,001      6,733,719     2,333,606    5,104,864
                                   ----------   -----------  -----------     -----------   ----------  -----------
  End of period................... $4,933,990   $ 3,523,426  $         0    $ 4,148,001    $2,528,077  $ 2,333,606
                                   ==========   ===========  ===========     ===========   ==========  ===========

  Beginning units.................  3,326,824     3,704,325    3,606,175      4,528,754     3,059,822    3,938,737
                                   ----------   -----------  -----------     -----------   ----------  -----------
  Units issued....................    281,834       697,448      392,225        151,631       119,613      572,978
  Units redeemed..................   (613,299)   (1,074,949)  (3,998,400)    (1,074,210)     (616,831)  (1,451,893)
                                   ----------   -----------  -----------     -----------   ----------  -----------
  Ending units....................  2,995,359     3,326,824            0      3,606,175     2,562,604    3,059,822
                                   ==========   ===========  ===========     ===========   ==========  ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                       SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
   LARGE CAP GROWTH    PRUDENTIAL SP DAVIS VALUE PRUDENTIAL SP SMALL CAP VALUE PRUDENTIAL SP PIMCO TOTAL
  PORTFOLIO CLASS B            PORTFOLIO                 PORTFOLIO                  RETURN PORTFOLIO
---------------------  ------------------------  ----------------------------  -------------------------
01/01/2009 01/01/2008   01/01/2009   01/01/2008   01/01/2009     01/01/2008     01/01/2009    01/01/2008
    TO         TO           TO           TO           TO             TO             TO            TO
12/31/2009 12/31/2008   12/31/2009   12/31/2008   12/31/2009     12/31/2008    12/04/2009**   12/31/2008
---------- ----------  -----------  -----------   -----------    -----------   ------------  -----------

$  (5,839) $   (8,729) $     2,302  $   (10,700) $    (4,683)   $   (66,972)   $    718,307  $ 1,298,975

        0           0            0      831,835            0      1,656,789         930,400            0

  (52,174)    (32,449)    (613,715)    (185,983)  (1,042,538)    (1,027,445)      1,345,744      (23,797)

  182,874    (274,920)   2,873,706   (6,967,251)   3,816,021     (6,028,293)        821,308   (1,985,230)
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------

  124,861    (316,098)   2,262,293   (6,332,099)   2,768,800     (5,465,921)      3,815,759     (710,052)
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------


       26          34       27,607      122,413       10,840         89,705          83,818       78,386
        0           0            0            0            0              0         (41,295)           0

  (44,547)    (73,854)    (756,251)    (928,622)    (916,785)    (1,549,168)     (3,662,799)  (4,142,605)

   (7,180)     (6,056)    (239,849)    (448,107)    (107,073)      (997,511)    (34,169,109)       2,927

     (188)       (206)     (18,348)     (20,273)     (38,838)       (42,678)        (57,441)     (60,768)
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------

  (51,889)    (80,082)    (986,841)  (1,274,589)  (1,051,856)    (2,499,652)    (37,846,826)  (4,122,060)
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------

   72,972    (396,180)   1,275,452   (7,606,688)   1,716,944     (7,965,573)    (34,031,067)  (4,832,112)

  417,042     813,222    8,629,154   16,235,842   10,784,712     18,750,285      34,031,067   38,863,179
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------
$ 490,014  $  417,042  $ 9,904,606  $ 8,629,154  $12,501,656    $10,784,712    $          0  $34,031,067
=========  ==========  ===========  ===========   ===========    ===========   ============  ===========

  980,018   1,133,885    9,313,523   10,347,407    9,555,525     11,377,930      26,982,828   30,298,584
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------
   83,639      65,434      546,314      564,330      477,466        455,533       2,575,764    3,436,777
 (212,080)   (219,301)  (1,572,651)  (1,598,214)  (1,422,308)    (2,277,938)    (29,558,592)  (6,752,533)
---------  ----------  -----------  -----------   -----------    -----------   ------------  -----------
  851,577     980,018    8,287,186    9,313,523    8,610,683      9,555,525               0   26,982,828
=========  ==========  ===========  ===========   ===========    ===========   ============  ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                                                JANUS ASPEN JANUS   PRUDENTIAL SP STRATEGIC
                                    PRUDENTIAL SP PIMCO HIGH   PORTFOLIO - SERVICE  PARTNERS FOCUSED GROWTH
                                        YIELD PORTFOLIO              SHARES                PORTFOLIO
                                   -------------------------  --------------------  ----------------------
                                    01/01/2009    01/01/2008  01/01/2009 01/01/2008 01/01/2009  01/01/2008
                                        TO            TO          TO         TO         TO          TO
                                   11/13/2009**   12/31/2008  12/31/2009 12/31/2008 12/31/2009  12/31/2008
                                   ------------  -----------  ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)......................... $    508,705  $   837,480  $  (5,592) $  (7,063) $  (20,735) $  (26,022)
  Capital gains distributions
   received.......................            0       13,830          0          0           0     123,017
  Realized gain (loss) on shares
   redeemed.......................   (1,964,961)    (487,099)   (26,270)       998     (38,502)    (15,465)
  Net change in unrealized gain
   (loss) on investments..........    4,567,008   (3,969,398)   168,914   (352,897)    518,822    (846,418)
                                   ------------  -----------  ---------  ---------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    3,110,752   (3,605,187)   137,052   (358,962)    459,585    (764,888)
                                   ------------  -----------  ---------  ---------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................       38,665       78,200         20        893       3,353      11,533
  Annuity payments................            0            0          0          0           0           0
  Surrenders, withdrawals and
   death benefits.................   (1,040,889)    (996,818)   (37,837)   (67,475)    (91,948)    (78,832)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (11,313,522)    (866,147)   (44,170)   (20,356)     44,769     (30,252)
  Withdrawal and other
   charges........................      (20,848)     (25,796)      (841)    (1,049)     (3,206)     (3,081)
                                   ------------  -----------  ---------  ---------  ----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (12,336,594)  (1,810,561)   (82,828)   (87,987)    (47,032)   (100,632)
                                   ------------  -----------  ---------  ---------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   (9,225,842)  (5,415,748)    54,224   (446,949)    412,553    (865,520)

NET ASSETS
  Beginning of period.............    9,225,842   14,641,590    479,140    926,089   1,130,118   1,995,638
                                   ------------  -----------  ---------  ---------  ----------  ----------
  End of period................... $          0  $ 9,225,842  $ 533,364  $ 479,140  $1,542,671  $1,130,118
                                   ============  ===========  =========  =========  ==========  ==========

  Beginning units.................    8,609,171   10,018,783    662,491    774,239   1,416,892   1,531,399
                                   ------------  -----------  ---------  ---------  ----------  ----------
  Units issued....................      248,549      469,796     16,371     53,615     190,577     102,442
  Units redeemed..................   (8,857,720)  (1,879,408)  (112,547)  (165,363)   (222,605)   (216,949)
                                   ------------  -----------  ---------  ---------  ----------  ----------
  Ending units....................            0    8,609,171    566,315    662,491   1,384,864   1,416,892
                                   ============  ===========  =========  =========  ==========  ==========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

 PRUDENTIAL SP MID CAP   SP PRUDENTIAL U.S. EMERGING PRUDENTIAL SP CONSERVATIVE PRUDENTIAL SP BALANCED ASSET
    GROWTH PORTFOLIO         GROWTH PORTFOLIO        ASSET ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
-----------------------  --------------------------  -------------------------  --------------------------
01/01/2009   01/01/2008  01/01/2009     01/01/2008    01/01/2009    01/01/2008   01/01/2009     01/01/2008
    TO           TO          TO             TO            TO            TO           TO             TO
12/31/2009   12/31/2008  12/31/2009     12/31/2008   11/20/2009**   12/31/2008  11/13/2009**    12/31/2008
----------  -----------  ----------    -----------   ------------  -----------  ------------   ------------

$  (50,683) $   (78,284) $  (43,970)   $   (95,740)  $    400,268  $   389,011  $    648,790   $    474,537

         0    1,199,659           0      1,287,166              0    1,304,741       334,891      4,429,812

  (290,388)    (299,062)   (377,337)      (150,646)    (1,173,485)    (303,981)   (6,812,082)      (633,061)

 1,197,523   (3,488,295)  2,254,254     (4,317,988)     3,905,169   (7,128,425)   13,525,968    (24,212,928)
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------

   856,452   (2,665,982)  1,832,947     (3,277,208)     3,131,952   (5,738,654)    7,697,567    (19,941,640)
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------


     4,576       18,694     108,014         64,627        139,408      209,939       131,564        404,768
         0            0           0              0              0            0             0              0

  (250,407)    (316,883)   (532,030)      (790,049)      (876,437)  (2,040,746)   (2,349,478)    (3,373,911)

   (23,588)    (558,285)   (325,528)      (708,736)   (21,227,682)  (1,706,437)  (48,456,775)    (5,955,074)

    (8,025)     (10,648)    (13,585)       (14,360)       (46,510)     (53,673)     (114,843)      (134,833)
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------

  (277,444)    (867,122)   (763,129)    (1,448,518)   (22,011,221)  (3,590,917)  (50,789,532)    (9,059,050)
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------

   579,008   (3,533,104)  1,069,818     (4,725,726)   (18,879,269)  (9,329,571)  (43,091,965)   (29,000,690)

 3,109,405    6,642,509   5,090,651      9,816,377     18,879,269   28,208,840    43,091,965     72,092,655
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------
$3,688,413  $ 3,109,405  $6,160,469    $ 5,090,651   $          0  $18,879,269  $          0   $ 43,091,965
==========  ===========   ==========   ===========   ============  ===========  ============   ============

 4,400,738    5,266,194   4,496,704      5,535,631     15,167,938   18,007,644    33,412,588     40,173,795
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------
   229,913      255,979     274,071        368,278        469,644    1,036,373     1,114,068        682,690
  (623,636)  (1,121,435)   (966,001)    (1,407,205)   (15,637,582)  (3,876,079)  (34,526,656)    (7,443,897)
----------  -----------   ----------   -----------   ------------  -----------  ------------   ------------
 4,007,015    4,400,738   3,804,774      4,496,704              0   15,167,938             0     33,412,588
==========  ===========   ==========   ===========   ============  ===========  ============   ============

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                    SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                                              PRUDENTIAL SP AGGRESSIVE
                                   PRUDENTIAL SP GROWTH ASSET  GROWTH ASSET ALLOCATION  PRUDENTIAL SP INTERNATIONAL
                                      ALLOCATION PORTFOLIO            PORTFOLIO             GROWTH PORTFOLIO
                                   -------------------------  ------------------------  --------------------------
                                    01/01/2009   01/01/2008    01/01/2009   01/01/2008  01/01/2009     01/01/2008
                                        TO           TO            TO           TO          TO             TO
                                    12/31/2009   12/31/2008   11/13/2009**  12/31/2008  12/31/2009     12/31/2008
                                   -----------  ------------  ------------ -----------  ----------    -----------
OPERATIONS
  Net investment income
   (loss)......................... $   128,904  $     (4,517) $     1,025  $   (22,814) $   19,842    $     4,699
  Capital gains distributions
   received.......................     397,517     3,875,315            0      467,542           0        980,599
  Realized gain (loss) on shares
   redeemed.......................    (889,267)     (421,791)    (678,733)     (92,536)   (439,541)      (213,222)
  Net change in unrealized gain
   (loss) on investments..........   6,510,481   (20,670,280)   1,339,639   (2,666,820)  1,355,793     (3,985,570)
                                   -----------  ------------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   6,147,635   (17,221,273)     661,931   (2,314,628)    936,094     (3,213,494)
                                   -----------  ------------  -----------  -----------   ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................     157,830       146,913        4,506       13,416      33,526         17,601
  Annuity payments................           0             0            0            0           0              0
  Surrenders, withdrawals and
   death benefits.................  (1,239,638)   (1,501,022)     (64,111)    (667,965)   (188,377)      (354,765)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (185,044)   (3,229,425)  (3,285,823)    (259,791)   (121,937)      (233,082)
  Withdrawal and other
   charges........................     (92,251)     (100,423)      (8,094)     (13,208)     (6,762)        (8,164)
                                   -----------  ------------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  (1,359,103)   (4,683,957)  (3,353,522)    (927,548)   (283,550)      (578,410)
                                   -----------  ------------  -----------  -----------   ----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   4,788,532   (21,905,230)  (2,691,591)  (3,242,176)    652,544     (3,791,904)

NET ASSETS
  Beginning of period.............  26,815,629    48,720,859    2,691,591    5,933,767   2,915,651      6,707,555
                                   -----------  ------------  -----------  -----------   ----------   -----------
  End of period................... $31,604,161  $ 26,815,629  $         0  $ 2,691,591  $3,568,195    $ 2,915,651
                                   ===========  ============  ===========  ===========   ==========   ===========
  Beginning units.................  20,265,750    23,637,263    2,710,994    3,380,874   3,161,214      3,564,914
                                   -----------  ------------  -----------  -----------   ----------   -----------
  Units issued....................     523,390       142,869       57,915       71,013     286,538        358,394
  Units redeemed..................  (1,748,498)   (3,514,382)  (2,768,909)    (740,893)   (605,578)      (762,094)
                                   -----------  ------------  -----------  -----------   ----------   -----------
  Ending units....................  19,040,642    20,265,750            0    2,710,994   2,842,174      3,161,214
                                   ===========  ============  ===========  ===========   ==========   ===========

** Date subaccount was no longer available for investment.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------

PRUDENTIAL SP INTERNATIONAL EVERGREEN VA DIVERSIFIED
    VALUE PORTFOLIO         CAPITAL BUILDER FUND     EVERGREEN VA GROWTH FUND EVERGREEN VA OMEGA FUND
--------------------------  -----------------------  -----------------------  ----------------------
01/01/2009     01/01/2008   01/01/2009   01/01/2008  01/01/2009   01/01/2008  01/01/2009  01/01/2008
    TO             TO           TO           TO          TO           TO          TO          TO
12/31/2009     12/31/2008   12/31/2009   12/31/2008  12/31/2009   12/31/2008  12/31/2009  12/31/2008
----------    -----------   ----------   ----------  ----------   ----------  ----------  ----------

$   49,530    $    58,414      $  0         $  0        $  0         $  0      $ (1,145)  $  (5,965)

         0        776,260         0            0           0            0             0           0

  (482,715)      (179,509)        0            0           0            0        (2,329)      4,046

 1,260,446     (3,372,540)        1           (1)          1           (2)       98,127    (107,639)
 ----------   -----------      ----         ----        ----         ----      --------   ---------

   827,261     (2,717,375)        1           (1)          1           (2)       94,653    (109,558)
 ----------   -----------      ----         ----        ----         ----      --------   ---------

     9,005         15,555        (1)           0           0            0         8,447           0
         0              0         0            0           0            0             0           0

  (260,850)      (335,028)        0            0           0            0       (20,473)     (1,706)

   (73,622)      (120,329)        0            0           0            0       (19,354)    (11,919)

    (5,681)        (7,444)        0            0           0            0           (12)         (8)
 ----------   -----------      ----         ----        ----         ----      --------   ---------

  (331,148)      (447,246)       (1)           0           0            0       (31,392)    (13,633)
 ----------   -----------      ----         ----        ----         ----      --------   ---------

   496,113     (3,164,621)        0           (1)          1           (2)       63,261    (123,191)

 3,161,920      6,326,541         2            3           3            5       270,570     393,761
 ----------   -----------      ----         ----        ----         ----      --------   ---------
$3,658,033    $ 3,161,920      $  2         $  2        $  4         $  3      $333,831   $ 270,570
 ==========   ===========      ====         ====        ====         ====      ========   =========
 2,902,428      3,193,945         3            2           3            3       230,226     239,734
 ----------   -----------      ----         ----        ----         ----      --------   ---------
   235,369        169,838         0            1           0            0         9,797       4,956
  (571,125)      (461,355)       (1)           0           0            0       (39,307)    (14,464)
 ----------   -----------      ----         ----        ----         ----      --------   ---------
 2,566,672      2,902,428         2            3           3            3       200,716     230,226
 ==========   ===========      ====         ====        ====         ====      ========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                              SUBACCOUNTS
                                   ------------------------------------------------------------------------
                                   EVERGREEN VA SPECIAL  EVERGREEN VA INTERNATIONAL EVERGREEN VA FUNDAMENTAL
                                        VALUES FUND           EQUITY FUND              LARGE CAP FUND
                                   --------------------  -------------------------  -----------------------
                                   01/01/2009 01/01/2008 01/01/2009    01/01/2008   01/01/2009   01/01/2008
                                       TO         TO         TO            TO           TO           TO
                                   12/31/2009 12/31/2008 12/31/2009    12/31/2008   12/31/2009   12/31/2008
                                   ---------- ---------- ----------    ----------   ----------   ----------
OPERATIONS
  Net investment income
   (loss).........................  $   (415)  $   (339)  $  2,721     $  (4,269)    $ (1,109)   $    (994)
  Capital gains distributions
   received.......................         0          0          0         7,231            0            0
  Realized gain (loss) on shares
   redeemed.......................    (8,843)    (9,863)    (7,267)          211      (12,003)      (3,460)
  Net change in unrealized gain
   (loss) on investments..........    21,238     (9,599)    31,334      (136,902)      79,967     (128,872)
                                    --------   --------   --------     ---------     --------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    11,980    (19,801)    26,788      (133,729)      66,855     (133,326)
                                    --------   --------   --------     ---------     --------    ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................         0          0      8,477            25        8,454          534
  Annuity payments................         0          0          0             0            0            0
  Surrenders, withdrawals and
   death benefits.................   (10,904)   (25,271)   (14,723)      (30,025)      (8,298)      (7,591)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    35,480    (12,858)    15,062        28,740      (18,771)     (23,339)
  Withdrawal and other
   charges........................      (171)       (12)       (31)          (29)         (30)         (27)
                                    --------   --------   --------     ---------     --------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    24,405    (38,141)     8,785        (1,289)     (18,645)     (30,423)
                                    --------   --------   --------     ---------     --------    ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    36,385    (57,942)    35,573      (135,018)      48,210     (163,749)

NET ASSETS
  Beginning of period.............    31,221     89,163    180,102       315,120      235,688      399,437
                                    --------   --------   --------     ---------     --------    ---------
  End of period...................  $ 67,606   $ 31,221   $215,675     $ 180,102     $283,898    $ 235,688
                                    ========   ========   ========     =========     ========    =========

  Beginning units.................    26,172     50,652     16,398        16,485       25,325       28,333
                                    --------   --------   --------     ---------     --------    ---------
  Units issued....................    29,089          0      2,647         2,035          947           50
  Units redeemed..................   (10,391)   (24,480)    (1,798)       (2,122)      (3,467)      (3,058)
                                    --------   --------   --------     ---------     --------    ---------
  Ending units....................    44,870     26,172     17,247        16,398       22,805       25,325
                                    ========   ========   ========     =========     ========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN      AST AMERICAN CENTURY     AST SCHRODERS MULTI-ASSET    AST COHEN & STEERS
GROWTH & INCOME PORTFOLIO INCOME & GROWTH PORTFOLIO WORLD STRATEGIES PORTFOLIO    REALTY PORTFOLIO
------------------------  ------------------------  ------------------------   ---------------------
01/01/2009    01/01/2008  01/01/2009    01/01/2008   01/01/2009    01/01/2008  01/01/2009  01/01/2008
    TO            TO          TO            TO           TO            TO          TO          TO
12/31/2009    12/31/2008  12/31/2009    12/31/2008   12/31/2009    12/31/2008  12/31/2009  12/31/2008
----------    ----------  ----------    ----------  -----------   -----------  ----------  ----------

$    9,481    $     631   $    4,291    $   4,087   $   (30,910)  $     5,114  $    9,479  $  26,107

         0       59,854            0            0             0       247,368           0    448,109

   (39,687)     (14,907)    (102,237)     (35,686)      (96,335)     (751,141)   (181,990)  (306,955)

   223,157     (332,716)     351,853     (290,580)    1,304,962      (396,288)    501,635   (488,580)
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------

   192,951     (287,138)     253,907     (322,179)    1,177,717      (894,947)    329,124   (321,319)
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------


 1,325,659       99,129    1,669,490      200,662     8,601,278     3,220,833     462,402     29,404
         0            0            0            0             0             0           0          0

    (8,849)     (24,099)     (56,688)    (125,663)      (41,915)      (68,887)    (17,940)   (17,837)

    46,933      106,896       34,185      (54,289)    2,091,692    (1,385,107)     13,709   (145,233)

    (1,141)        (713)      (1,611)      (1,175)       (8,973)       (1,677)     (1,073)      (789)
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------

 1,362,602      181,213    1,645,376       19,535    10,642,082     1,765,162     457,098   (134,455)
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------

 1,555,553     (105,925)   1,899,283     (302,644)   11,819,799       870,215     786,222   (455,774)

   476,989      582,914      605,274      907,918     2,073,904     1,203,689     495,161    950,935
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------
$2,032,542    $ 476,989   $2,504,557    $ 605,274   $13,893,703   $ 2,073,904  $1,281,383  $ 495,161
 ==========   =========    ==========   =========   ===========   ===========  ==========  =========

    69,824       49,463       82,344       79,086       261,803       102,517      69,902     84,526
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------
   203,829       25,996      258,213       27,039     1,352,698       531,335     112,068     19,400
   (19,270)      (5,635)     (39,608)     (23,781)     (222,239)     (372,049)    (33,378)   (34,024)
 ----------   ---------    ----------   ---------   -----------   -----------  ----------  ---------
   254,383       69,824      300,949       82,344     1,392,262       261,803     148,592     69,902
 ==========   =========    ==========   =========   ===========   ===========  ==========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                     AST UBS DYNAMIC ALPHA   AST DEAM LARGE-CAP VALUE AST NEUBERGER BERMAN SMALL-
                                           PORTFOLIO               PORTFOLIO           CAP GROWTH PORTFOLIO
                                   ------------------------  -----------------------  --------------------------
                                    01/01/2009   01/01/2008  01/01/2009   01/01/2008  01/01/2009     01/01/2008
                                        TO           TO          TO           TO          TO             TO
                                    12/31/2009   12/31/2008  12/31/2009   12/31/2008  12/31/2009     12/31/2008
                                   -----------  -----------  ----------   ----------  ----------     ----------
OPERATIONS
  Net investment income
   (loss)......................... $  (170,260) $  (130,022)  $ (5,304)   $   6,599   $  (10,096)    $  (4,108)
  Capital gains distributions
   received.......................   1,392,740      345,151          0      111,145            0             0
  Realized gain (loss) on shares
   redeemed.......................    (585,581)  (1,698,822)   (95,921)     (33,017)     (10,589)      (14,826)
  Net change in unrealized gain
   (loss) on investments..........   3,221,016   (1,446,104)   206,907     (413,116)     198,575      (113,910)
                                   -----------  -----------   --------    ---------    ----------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   3,857,915   (2,929,797)   105,682     (328,389)     177,890      (132,844)
                                   -----------  -----------   --------    ---------    ----------    ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   9,983,016   13,369,948    265,105      160,903      893,337       161,037
  Annuity payments................           0            0          0            0            0             0
  Surrenders, withdrawals and
   death benefits.................    (429,540)    (260,131)   (12,773)     (22,788)      (1,227)      (28,757)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   3,722,508     (256,219)   (26,061)      50,260      103,010        (7,745)
  Withdrawal and other
   charges........................     (47,752)      (9,004)    (1,063)        (919)        (189)         (142)
                                   -----------  -----------   --------    ---------    ----------    ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  13,228,232   12,844,594    225,208      187,456      994,931       124,393
                                   -----------  -----------   --------    ---------    ----------    ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  17,086,147    9,914,797    330,890     (140,933)   1,172,821        (8,451)

NET ASSETS
  Beginning of period.............  12,483,459    2,568,662    608,075      749,008      188,560       197,011
                                   -----------  -----------   --------    ---------    ----------    ---------
  End of period................... $29,569,606  $12,483,459   $938,965    $ 608,075   $1,361,381     $ 188,560
                                   ===========  ===========   ========    =========    ==========    =========

  Beginning units.................   1,403,815      226,933     85,900       64,864       28,910        16,611
                                   -----------  -----------   --------    ---------    ----------    ---------
  Units issued....................   2,277,271    2,747,175     54,016       31,976      168,783        19,881
  Units redeemed..................    (878,632)  (1,570,293)   (27,412)     (10,940)     (23,205)       (7,582)
                                   -----------  -----------   --------    ---------    ----------    ---------
  Ending units....................   2,802,454    1,403,815    112,504       85,900      174,488        28,910
                                   ===========  ===========   ========    =========    ==========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                         AST FEDERATED AGGRESSIVE
AST HIGH YIELD PORTFOLIO    GROWTH PORTFOLIO      AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO
----------------------   -----------------------  --------------------------  ----------------------------
01/01/2009   01/01/2008  01/01/2009   01/01/2008  01/01/2009     01/01/2008   01/01/2009      01/01/2008
    TO           TO          TO           TO          TO             TO           TO              TO
12/31/2009   12/31/2008  12/31/2009   12/31/2008  12/31/2009     12/31/2008   12/31/2009      12/31/2008
----------   ----------  ----------   ----------  ----------     ----------   ----------      ----------

$   51,861   $  110,177  $   (9,293)  $ (10,307)  $      187     $  (2,602)   $      901      $  (4,554)

         0            0           0     135,552            0        25,359             0        109,637

  (121,105)     (60,866)    (63,948)    (30,580)     (68,298)      (45,132)     (110,207)       (92,944)

   673,447     (494,803)    252,096    (466,857)     302,566      (253,232)      403,633       (404,695)
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------

   604,203     (445,492)    178,855    (372,192)     234,455      (275,607)      294,327       (392,556)
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------


 1,242,758      142,154     519,972      55,138      553,436        66,364       312,329        221,528
         0            0           0           0            0             0             0              0

   (24,685)     (61,441)    (16,698)    (25,437)     (21,764)      (70,168)      (65,041)       (72,819)

    33,217       31,110      17,879     (16,211)      37,145       138,287        92,080        464,629

    (3,540)      (2,543)     (1,163)     (1,227)      (1,378)       (1,053)       (1,538)        (1,054)
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------

 1,247,750      109,280     519,990      12,263      567,439       133,430       337,830        612,284
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------

 1,851,953     (336,212)    698,845    (359,929)     801,894      (142,177)      632,157        219,728

 1,242,799    1,579,011     464,748     824,677      423,337       565,514       977,396        757,668
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------
$3,094,752   $1,242,799  $1,163,593   $ 464,748   $1,225,231     $ 423,337    $1,609,553      $ 977,396
==========   ==========  ==========   =========    ==========    =========      ==========    =========

   158,026      147,027      68,946      66,871       62,840        50,600       137,400         73,351
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------
   208,742       47,379      95,098      15,813      102,327        32,212        81,985         99,052
   (71,519)     (36,380)    (24,416)    (13,738)     (29,946)      (19,972)      (39,046)       (35,003)
----------   ----------  ----------   ---------    ----------    ---------      ----------    ---------
   295,249      158,026     139,628      68,946      135,221        62,840       180,339        137,400
==========   ==========  ==========   =========    ==========    =========      ==========    =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                 SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                      AST GOLDMAN SACHS          AST GOLDMAN SACHS MID-   AST LARGE-CAP VALUE
                                   CONCENTRATED GROWTH PORTFOLIO  CAP GROWTH PORTFOLIO         PORTFOLIO
                                   ----------------------------  ---------------------  -----------------------
                                   01/01/2009     01/01/2008     01/01/2009  01/01/2008 01/01/2009   01/01/2008
                                       TO             TO             TO          TO         TO           TO
                                   12/31/2009     12/31/2008     12/31/2009  12/31/2008 12/31/2009   12/31/2008
                                   ----------     ----------     ----------  ---------- ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (27,913)    $  (16,021)    $  (25,476) $ (12,943) $   47,826  $    26,220
  Capital gains distributions
   received.......................          0              0              0    158,972           0      334,366
  Realized gain (loss) on shares
   redeemed.......................    (43,990)       (32,044)       (42,870)   (35,976)   (527,202)    (407,853)
  Net change in unrealized gain
   (loss) on investments..........    767,575       (511,413)       762,248   (517,959)  1,110,097   (2,811,908)
                                    ----------     ----------    ----------  ---------  ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    695,672       (559,478)       693,902   (407,906)    630,721   (2,859,175)
                                    ----------     ----------    ----------  ---------  ----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  1,978,391        182,387      2,114,768    165,146     633,776      507,156
  Annuity payments................          0              0              0          0           0            0
  Surrenders, withdrawals and
   death benefits.................    (70,676)       (66,516)       (18,297)   (49,723)   (264,621)    (215,189)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    437,448        (60,974)       365,985    (32,422)    (56,938)   4,812,434
  Withdrawal and other
   charges........................     (2,436)        (1,236)        (1,893)    (1,254)     (9,503)      (7,666)
                                    ----------     ----------    ----------  ---------  ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  2,342,727         53,661      2,460,563     81,747     302,714    5,096,735
                                    ----------     ----------    ----------  ---------  ----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  3,038,399       (505,817)     3,154,465   (326,159)    933,435    2,237,560

NET ASSETS
  Beginning of period.............    833,452      1,339,269        638,366    964,525   3,907,642    1,670,082
                                    ----------     ----------    ----------  ---------  ----------  -----------
  End of period................... $3,871,851     $  833,452     $3,792,831  $ 638,366  $4,841,077  $ 3,907,642
                                    ==========     ==========    ==========  =========  ==========  ===========
  Beginning units.................    116,247        108,342         90,759     78,299     594,420      152,773
                                    ----------     ----------    ----------  ---------  ----------  -----------
  Units issued....................    305,175         33,612        318,183     44,668     148,649      578,718
  Units redeemed..................    (45,626)       (25,707)       (57,384)   (32,208)   (113,802)    (137,071)
                                    ----------     ----------    ----------  ---------  ----------  -----------
  Ending units....................    375,796        116,247        351,558     90,759     629,267      594,420
                                    ==========     ==========    ==========  =========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------
 AST LORD ABBETT BOND-  AST MARSICO CAPITAL GROWTH                          AST NEUBERGER BERMAN MID-
  DEBENTURE PORTFOLIO          PORTFOLIO           AST MFS GROWTH PORTFOLIO  CAP GROWTH PORTFOLIO
----------------------  -------------------------  -----------------------  ------------------------
01/01/2009  01/01/2008  01/01/2009    01/01/2008   01/01/2009   01/01/2008  01/01/2009   01/01/2008
    TO          TO          TO            TO           TO           TO          TO           TO
12/31/2009  12/31/2008  12/31/2009    12/31/2008   12/31/2009   12/31/2008  12/31/2009   12/31/2008
----------  ----------  ----------   -----------   ----------   ----------  ----------   ----------

$  159,626  $  120,017  $  (24,977)  $   (26,973)  $  (11,250)  $  (6,064)  $  (16,584)  $  (17,875)

         0      64,121           0       137,251            0           0            0            0
   (86,625)   (105,452)   (317,073)      (61,793)     (12,584)       (472)     (93,993)      (2,626)
   676,447    (642,545)  1,208,825    (1,635,347)     217,821    (213,884)     383,283     (600,642)
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------

   749,448    (563,859)    866,775    (1,586,862)     193,987    (220,420)     272,706     (621,143)
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------


 1,597,297      77,076   2,365,388       428,949      633,394      70,610      676,426      339,512
         0           0           0             0            0           0            0            0
  (135,401)    (80,692)   (162,442)     (103,807)     (15,651)     (7,767)     (26,011)    (127,239)

    71,323     316,986     (87,962)    1,529,225       38,621     379,437      (73,494)      65,695

    (3,817)     (3,132)     (6,344)       (4,195)      (1,560)     (1,295)      (1,191)        (974)
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------

 1,529,402     310,238   2,108,640     1,850,172      654,804     440,985      575,730      276,994
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------

 2,278,850    (253,621)  2,975,415       263,310      848,791     220,565      848,436     (344,149)

 1,585,710   1,839,331   2,337,282     2,073,972      448,557     227,992      836,156    1,180,305
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------
$3,864,560  $1,585,710  $5,312,697   $ 2,337,282   $1,297,348   $ 448,557   $1,684,592   $  836,156
==========  ==========  ==========   ===========   ==========   =========   ==========   ==========
   187,398     164,109     337,845       167,731       57,276      18,110      108,689       83,959
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------
   208,238      76,310     409,798       209,830       92,260      40,455      109,019       51,416
   (47,983)    (53,021)   (133,249)      (39,716)     (11,098)     (1,289)     (36,758)     (26,686)
----------  ----------  ----------   -----------   ----------   ---------   ----------   ----------
   347,653     187,398     614,394       337,845      138,438      57,276      180,950      108,689
==========  ==========  ==========   ===========   ==========   =========   ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                   AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST ALLIANCEBERNSTEIN CORE
                                   MID-CAP VALUE PORTFOLIO        BOND PORTFOLIO            VALUE PORTFOLIO
                                   -------------------------  -------------------------  -------------------------
                                   01/01/2009    01/01/2008   01/01/2009    01/01/2008   01/01/2009    01/01/2008
                                       TO            TO           TO            TO           TO            TO
                                   12/31/2009    12/31/2008   12/31/2009    12/31/2008   12/31/2009    12/31/2008
                                   ----------    ----------   ----------    ----------   ----------    ----------
OPERATIONS
  Net investment income
   (loss)......................... $    1,575    $    1,567   $  122,052    $   93,873   $   19,447    $  12,019
  Capital gains distributions
   received.......................          0        91,919      247,971             0            0       82,553
  Realized gain (loss) on shares
   redeemed.......................   (250,308)     (100,229)     (17,875)        3,105      (88,588)     (77,157)
  Net change in unrealized gain
   (loss) on investments..........    672,487      (667,402)     (69,842)     (131,832)     354,194     (400,108)
                                    ----------   ----------    ----------   ----------    ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    423,754      (674,145)     282,306       (34,854)     285,053     (382,693)
                                    ----------   ----------    ----------   ----------    ----------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    855,015       194,090    1,610,478       125,789    1,298,249       77,760
  Annuity payments................          0             0            0             0            0            0
  Surrenders, withdrawals and
   death benefits.................    (85,798)      (82,250)     (99,801)      (51,815)     (39,485)     (40,902)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     68,975         9,666      186,937     1,264,570      184,955      (64,612)
  Withdrawal and other
   charges........................     (1,412)       (1,281)      (5,950)       (5,070)        (760)        (231)
                                    ----------   ----------    ----------   ----------    ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    836,780       120,225    1,691,664     1,333,474    1,442,959      (27,985)
                                    ----------   ----------    ----------   ----------    ----------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS                           1,260,534      (553,920)   1,973,970     1,298,620    1,728,012     (410,678)

NET ASSETS
  Beginning of period.............    899,864     1,453,784    2,892,315     1,593,695      500,654      911,332
                                    ----------   ----------    ----------   ----------    ----------   ---------
  End of period................... $2,160,398    $  899,864   $4,866,285    $2,892,315   $2,228,666    $ 500,654
                                    ==========   ==========    ==========   ==========    ==========   =========

  Beginning units.................    143,302       129,143      270,124       147,781       78,393       81,475
                                    ----------   ----------    ----------   ----------    ----------   ---------
  Units issued....................    170,240        43,472      271,967       207,260      244,489       15,357
  Units redeemed..................    (61,167)      (29,313)    (123,182)      (84,917)     (32,200)     (18,439)
                                    ----------   ----------    ----------   ----------    ----------   ---------
  Ending units....................    252,375       143,302      418,909       270,124      290,682       78,393
                                    ==========   ==========    ==========   ==========    ==========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA AST T. ROWE PRICE NATURAL  AST T. ROWE PRICE ASSET  AST MFS GLOBAL EQUITY
      PORTFOLIO           RESOURCES PORTFOLIO       ALLOCATION PORTFOLIO          PORTFOLIO
----------------------  -----------------------   ------------------------  ---------------------
01/01/2009  01/01/2008  01/01/2009    01/01/2008   01/01/2009   01/01/2008  01/01/2009  01/01/2008
    TO          TO          TO            TO           TO           TO          TO          TO
12/31/2009  12/31/2008  12/31/2009    12/31/2008   12/31/2009   12/31/2008  12/31/2009  12/31/2008
----------  ----------  ----------   -----------  -----------  -----------  ----------  ----------

 $  1,297   $   5,539   $  (15,946)  $   (52,451) $    74,492  $    (1,627) $      436  $  (2,203)

        0           0    1,154,824       508,488            0      419,979           0    125,782

  (78,693)    (41,014)    (523,996)     (510,521)    (502,993)  (2,606,913)    (55,223)  (146,680)

  228,362    (412,174)   1,062,347    (3,307,435)   6,271,209   (1,675,406)    291,126   (232,409)
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------

  150,966    (447,649)   1,677,229    (3,361,919)   5,842,708   (3,863,967)    236,339   (255,510)
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------


  240,770     257,409    2,919,182       708,976   25,929,083   14,933,816     839,608    103,656
        0           0            0             0            0            0           0          0

  (30,326)    (25,119)    (164,068)     (443,922)    (272,060)    (175,462)    (13,596)   (16,864)

  (30,764)    (62,845)     690,364       124,390    6,776,584   (6,209,006)    189,550   (109,356)

     (834)       (869)      (7,071)       (8,364)     (62,060)      (7,521)       (989)      (446)
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------

  178,846     168,576    3,438,407       381,080   32,371,547    8,541,827   1,014,573    (23,010)
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------

  329,812    (279,073)   5,115,636    (2,980,839)  38,214,255    4,677,860   1,250,912   (278,520)

  651,931     931,004    2,681,397     5,662,236   11,921,445    7,243,585     374,443    652,963
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------
 $981,743   $ 651,931   $7,797,033   $ 2,681,397  $50,135,700  $11,921,445  $1,625,355  $ 374,443
 ========   =========   ==========   ===========  ===========  ===========  ==========  =========

   99,785      85,392      332,759       329,697    1,436,816      621,207      45,721     50,526
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------
   50,388      29,411      494,671       210,691    4,453,304    2,541,889     147,005     23,946
  (25,168)    (15,018)    (123,387)     (207,629)    (928,456)  (1,726,280)    (35,251)   (28,751)
 --------   ---------   ----------   -----------  -----------  -----------  ----------  ---------
  125,005      99,785      704,043       332,759    4,961,664    1,436,816     157,475     45,721
 ========   =========   ==========   ===========  ===========  ===========  ==========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                 SUBACCOUNTS
                                   --------------------------------------------------------------------------
                                   AST JPMORGAN INTERNATIONAL AST T. ROWE PRICE GLOBAL   AST AGGRESSIVE ASSET
                                      EQUITY PORTFOLIO            BOND PORTFOLIO         ALLOCATION PORTFOLIO
                                   -------------------------  ----------------------   -----------------------
                                   01/01/2009    01/01/2008   01/01/2009   01/01/2008  01/01/2009   01/01/2008
                                       TO            TO           TO           TO          TO           TO
                                   12/31/2009    12/31/2008   12/31/2009   12/31/2008  12/31/2009   12/31/2008
                                   ----------    ----------   ----------   ----------  ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   31,258    $   12,018   $  116,526   $   43,413  $  (19,172) $   (24,568)
  Capital gains distributions
   received.......................          0             0      100,446       41,344           0      340,085
  Realized gain (loss) on shares
   redeemed.......................    (73,338)      (99,356)     (31,827)     (26,521)   (230,069)    (112,673)
  Net change in unrealized gain
   (loss) on investments..........    587,407      (574,981)      (1,009)    (162,171)  1,123,750   (1,770,366)
                                    ----------   ----------   ----------   ----------  ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    545,327      (662,319)     184,136     (103,935)    874,509   (1,567,522)
                                    ----------   ----------   ----------   ----------  ----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  2,607,345       321,700    1,085,644      395,957   2,686,316      384,187
  Annuity payments................          0             0            0            0           0            0
  Surrenders, withdrawals and
   death benefits.................    (35,945)      (23,745)    (101,806)     (56,429)   (299,827)    (306,729)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    179,847       (71,821)      15,598      436,402   4,046,107     (336,436)
  Withdrawal and other
   charges........................     (1,601)       (1,016)      (2,805)      (1,460)     (4,207)      (1,914)
                                    ----------   ----------   ----------   ----------  ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  2,749,646       225,118      996,631      774,470   6,428,389     (260,892)
                                    ----------   ----------   ----------   ----------  ----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  3,294,973      (437,201)   1,180,767      670,535   7,302,898   (1,828,414)

NET ASSETS
  Beginning of period.............    846,690     1,283,891    1,666,810      996,275   1,987,772    3,816,186
                                    ----------   ----------   ----------   ----------  ----------  -----------
  End of period................... $4,141,663    $  846,690   $2,847,577   $1,666,810  $9,290,670  $ 1,987,772
                                    ==========   ==========   ==========   ==========  ==========  ===========

  Beginning units.................    119,443       101,346      159,960       91,944     296,114      321,095
                                    ----------   ----------   ----------   ----------  ----------  -----------
  Units issued....................    401,854        49,254      138,438      134,541     862,307       56,232
  Units redeemed..................    (74,855)      (31,157)     (53,099)     (66,525)    (78,242)     (81,213)
                                    ----------   ----------   ----------   ----------  ----------  -----------
  Ending units....................    446,442       119,443      245,299      159,960   1,080,179      296,114
                                    ==========   ==========   ==========   ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                           SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET   AST ACADEMIC STRATEGIES ASSET AST BALANCED ASSET ALLOCATION  AST PRESERVATION ASSET
   ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO                PORTFOLIO              ALLOCATION PORTFOLIO
--------------------------  ----------------------------  ----------------------------  ------------------------
 01/01/2009    01/01/2008    01/01/2009     01/01/2008     01/01/2009     01/01/2008     01/01/2009   01/01/2008
     TO            TO            TO             TO             TO             TO             TO           TO
 12/31/2009    12/31/2008    12/31/2009     12/31/2008     12/31/2009     12/31/2008     12/31/2009   12/31/2008
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------

$    (33,053) $   (865,365) $    420,577   $ (1,011,458)  $   (347,223)  $   (545,519)  $  (235,042) $  (172,935)

           0     4,886,617             0      5,246,198              0      2,143,376             0      468,339

  (3,528,639)   (5,858,048)   (3,988,193)    (9,875,449)    (2,669,718)    (6,074,964)     (293,322)  (1,218,283)

  20,559,283   (32,494,817)   24,047,371    (38,423,760)    19,239,201    (17,442,397)    7,692,433   (2,842,036)
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------

  16,997,591   (34,331,613)   20,479,755    (44,064,469)    16,222,260    (21,919,504)    7,164,069   (3,764,915)
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------


  36,155,357    24,104,312    26,473,878     41,052,454     50,260,583     27,356,298    27,969,114   13,202,889
           0             0             0              0              0              0             0            0

  (2,433,758)   (2,114,898)   (2,674,061)    (3,373,297)    (3,758,611)    (3,437,937)   (2,428,345)  (1,336,484)

   3,844,668   (14,615,223)    9,686,594    (29,034,587)    57,859,362     (7,371,249)   33,388,540    3,320,163

     (73,131)      (34,832)     (114,818)       (47,622)      (199,213)       (85,662)      (93,670)     (10,442)
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------

  37,493,136     7,339,359    33,371,593      8,596,948    104,162,121     16,461,450    58,835,639   15,176,126
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------

  54,490,727   (26,992,254)   53,851,348    (35,467,521)   120,384,381     (5,458,054)   65,999,708   11,411,211

  57,871,806    84,864,060    80,836,492    116,304,013     52,640,503     58,098,557    21,353,325    9,942,114
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------
$112,362,533  $ 57,871,806  $134,687,840   $ 80,836,492   $173,024,884   $ 52,640,503   $87,353,033  $21,353,325
============  ============  ============   ============   ============   ============   ===========  ===========

   7,656,379     7,140,808    10,411,339      9,980,417      6,523,224      5,008,656     2,402,539      881,629
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------
   6,364,864     4,151,602     6,477,400      7,310,315     13,868,142      5,752,547     7,293,902    2,710,662
  (1,903,133)   (3,636,031)   (2,659,579)    (6,879,393)    (2,762,887)    (4,237,979)   (1,375,675)  (1,189,752)
------------  ------------  ------------   ------------   ------------   ------------   -----------  -----------
  12,118,110     7,656,379    14,229,160     10,411,339     17,628,479      6,523,224     8,320,766    2,402,539
============  ============  ============   ============   ============   ============   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                    SUBACCOUNTS
                                   --------------------------------------------------------------------------------
                                   AST FIRST TRUST BALANCED   AST FIRST TRUST CAPITAL       AST ADVANCED STRATEGIES
                                       TARGET PORTFOLIO      APPRECIATION TARGET PORTFOLIO         PORTFOLIO
                                   ------------------------  ----------------------------  ------------------------
                                    01/01/2009   01/01/2008   01/01/2009     01/01/2008     01/01/2009   01/01/2008
                                        TO           TO           TO             TO             TO           TO
                                    12/31/2009   12/31/2008   12/31/2009     12/31/2008     12/31/2009   12/31/2008
                                   -----------  -----------   -----------    -----------   -----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $   357,798  $     1,811  $    63,654    $   (96,298)   $   243,732  $   (47,819)
  Capital gains distributions
   received.......................           0      223,623            0        146,379              0      415,613
  Realized gain (loss) on shares
   redeemed.......................    (576,988)  (2,439,460)    (570,495)    (2,166,412)      (788,921)  (2,404,578)
  Net change in unrealized gain
   (loss) on investments..........   4,004,779   (3,837,084)   3,913,144     (4,227,032)     5,838,682   (5,136,392)
                                   -----------  -----------   -----------    -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................   3,785,589   (6,051,110)   3,406,303     (6,343,363)     5,293,493   (7,173,176)
                                   -----------  -----------   -----------    -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   9,102,945   11,529,135   11,521,861      8,008,777     11,314,900   13,724,897
  Annuity payments................           0            0            0              0              0            0
  Surrenders, withdrawals and
   death benefits.................    (302,285)    (216,878)    (192,859)      (206,040)      (467,827)    (419,856)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   3,996,131   (4,758,368)   6,356,824     (4,629,585)     3,588,624   (3,308,401)
  Withdrawal and other
   charges........................     (39,902)     (10,490)     (22,929)        (5,363)       (45,361)     (10,210)
                                   -----------  -----------   -----------    -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  12,756,889    6,543,399   17,662,897      3,167,789     14,390,336    9,986,430
                                   -----------  -----------   -----------    -----------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  16,542,478      492,289   21,069,200     (3,175,574)    19,683,829    2,813,254

NET ASSETS
  Beginning of period.............  11,611,113   11,118,824    7,954,358     11,129,932     17,350,115   14,536,861
                                   -----------  -----------   -----------    -----------   -----------  -----------
  End of period................... $28,153,591  $11,611,113  $29,023,558    $ 7,954,358    $37,033,944  $17,350,115
                                   ===========  ===========   ===========    ===========   ===========  ===========

  Beginning units.................   1,611,252      993,231    1,204,656        978,578      2,220,146    1,279,902
                                   -----------  -----------   -----------    -----------   -----------  -----------
  Units issued....................   2,315,133    2,302,210    2,816,201      1,388,411      2,578,405    2,622,952
  Units redeemed..................    (755,503)  (1,684,189)    (556,260)    (1,162,333)      (988,453)  (1,682,708)
                                   -----------  -----------   -----------    -----------   -----------  -----------
  Ending units....................   3,170,882    1,611,252    3,464,597      1,204,656      3,810,098    2,220,146
                                   ===========  ===========   ===========    ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP                             AST SMALL-CAP GROWTH    AST PIMCO TOTAL RETURN
    GROWTH PORTFOLIO        AST MONEY MARKET PORTFOLIO        PORTFOLIO             BOND PORTFOLIO
--------------------------  ------------------------   ----------------------  -----------------------
01/01/2009     01/01/2008    01/01/2009    01/01/2008  01/01/2009  01/01/2008   01/01/2009  01/01/2008
    TO             TO            TO            TO          TO          TO           TO          TO
12/31/2009     12/31/2008    12/31/2009    12/31/2008  12/31/2009  12/31/2008   12/31/2009  12/31/2008
----------    -----------   -----------   -----------  ----------  ----------  -----------  ----------

$  (42,659)   $   (24,844)  $   (63,625)  $    15,958  $  (30,204) $  (24,268) $   176,901  $   48,124

         0              0             0             0           0           0      666,198      13,112

   (90,520)      (111,965)            0             0     (96,076)    (50,107)      15,186     (25,546)

 1,258,869     (1,073,767)            0             0     728,999    (763,814)     419,288    (130,171)
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------

 1,125,690     (1,210,576)      (63,625)       15,958     602,719    (838,189)   1,277,573     (94,481)
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------

 1,892,439        125,779     6,044,694     1,899,255     473,503      40,110   17,235,278   2,121,391
         0              0             0             0           0           0            0           0

  (202,457)      (156,010)   (2,651,658)   (1,219,085)   (107,678)   (146,861)    (576,749)    (61,910)

    63,024      2,569,138    (1,161,807)    1,510,654      69,912   2,583,771   37,302,332     (73,578)

    (5,218)        (3,706)       (7,632)         (600)     (5,308)     (3,427)     (21,873)     (1,275)
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------

 1,747,788      2,535,201     2,223,597     2,190,224     430,429   2,473,593   53,938,988   1,984,628
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------

 2,873,478      1,324,625     2,159,972     2,206,182   1,033,148   1,635,404   55,216,561   1,890,147

 1,770,104        445,479     3,490,043     1,283,861   1,749,860     114,456    3,967,893   2,077,746
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------
$4,643,582    $ 1,770,104   $ 5,650,015   $ 3,490,043  $2,783,008  $1,749,860  $59,184,454  $3,967,893
 ==========   ===========   ===========   ===========  ==========  ==========  ===========  ==========

   282,486         39,906       327,723       121,631     259,220      10,957      376,854     189,211
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------
   258,005        308,443     1,108,967       636,712     102,974     290,535    5,463,160     286,004
   (62,085)       (65,863)     (896,798)     (430,620)    (49,136)    (42,272)    (321,272)    (98,361)
 ----------   -----------   -----------   -----------  ----------  ----------  -----------  ----------
   478,406        282,486       539,892       327,723     313,058     259,220    5,518,742     376,854
 ==========   ===========   ===========   ===========  ==========  ==========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                 SUBACCOUNTS
                                   ------------------------------------------------------------------------

                                   AST INTERNATIONAL VALUE AST INTERNATIONAL GROWTH GARTMORE NVIT DEVELOPING
                                          PORTFOLIO              PORTFOLIO                MARKETS FUND
                                   ----------------------  -----------------------  -----------------------
                                   01/01/2009  01/01/2008  01/01/2009   01/01/2008  01/01/2009   01/01/2008
                                       TO          TO          TO           TO          TO           TO
                                   12/31/2009  12/31/2008  12/31/2009   12/31/2008  12/31/2009   12/31/2008
                                   ----------  ----------  ----------   ----------  ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $    3,480  $    7,576  $   (1,191)  $  (1,066)  $   (6,999) $   (30,064)
  Capital gains distributions
   received.......................          0      61,199           0     123,524            0    1,771,484
  Realized gain (loss) on shares
   redeemed.......................    (88,000)    (86,996)   (147,621)    (65,231)    (759,429)  (1,229,446)
  Net change in unrealized gain
   (loss) on investments..........    265,243    (445,253)    344,108    (536,327)   1,588,779   (3,595,366)
                                   ----------  ----------  ----------   ---------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    180,723    (463,474)    195,296    (479,100)     822,351   (3,083,392)
                                   ----------  ----------  ----------   ---------   ----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    763,414     139,690     611,455     163,748      185,831      148,293
  Annuity payments................          0           0           0           0            0            0
  Surrenders, withdrawals and
   death benefits.................    (32,981)    (55,340)     (4,438)    (18,124)    (247,222)    (319,102)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     56,842    (273,345)     42,633      47,450       84,590     (353,283)
  Withdrawal and other
   charges........................       (712)       (499)       (487)       (289)     (10,004)     (16,223)
                                   ----------  ----------  ----------   ---------   ----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    786,563    (189,494)    649,163     192,785       13,195     (540,315)
                                   ----------  ----------  ----------   ---------   ----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................    967,286    (652,968)    844,459    (286,315)     835,546   (3,623,707)

NET ASSETS
  Beginning of period.............    498,991   1,151,959     463,132     749,447    1,579,201    5,202,908
                                   ----------  ----------  ----------   ---------   ----------  -----------
  End of period................... $1,466,277  $  498,991  $1,307,591   $ 463,132   $2,414,747  $ 1,579,201
                                   ==========  ==========  ==========   =========   ==========  ===========

  Beginning units.................     71,808      91,335      76,019      60,295      168,193      229,973
                                   ----------  ----------  ----------   ---------   ----------  -----------
  Units issued....................    122,847      28,073     116,851      31,805       38,942       34,335
  Units redeemed..................    (30,648)    (47,600)    (32,467)    (16,081)     (46,075)     (96,115)
                                   ----------  ----------  ----------   ---------   ----------  -----------
  Ending units....................    164,007      71,808     160,403      76,019      161,060      168,193
                                   ==========  ==========  ==========   =========   ==========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
  AST WESTERN ASSET
    CORE PLUS BOND     AST INVESTMENT GRADE BOND    AST BOND PORTFOLIO     AST BOND PORTFOLIO
      PORTFOLIO                PORTFOLIO                   2018                   2019
---------------------  -------------------------  ---------------------  ---------------------
01/01/2009  01/01/2008  01/01/2009   01/28/2008*  01/01/2009 01/28/2008* 01/01/2009 01/28/2008*
    TO          TO          TO           TO           TO         TO          TO         TO
12/31/2009  12/31/2008  12/31/2009   12/31/2008   12/31/2009 12/31/2008  12/31/2009 12/31/2008
----------  ---------- ------------  -----------  ---------- ----------- ---------- -----------

$   31,061   $ (1,446) $    (65,952) $  (223,744)  $ (5,286)  $   (368)  $  (4,143)  $   (156)

    20,124         11       588,063            0     11,049          0         187          0

     8,278     (8,141)    5,615,280    1,022,526     (7,792)    13,695       9,939      4,745

   152,815      4,181    (2,474,964)   3,766,571    (13,999)     4,608      (4,419)     1,408
----------   --------  ------------  -----------   --------   --------   ---------   --------

   212,278     (5,395)    3,662,427    4,565,353    (16,028)    17,935       1,564      5,997
----------   --------  ------------  -----------   --------   --------   ---------   --------


 4,442,987    247,198        (4,058)           0         (1)         0           0          0
         0          0             0            0          0          0           0          0

   (19,011)         0      (485,084)     (84,604)         0          0      (7,000)         0

   671,911    125,607   (34,413,040)  40,305,890    272,782     56,900     119,773     35,402

    (3,089)       (99)     (284,883)    (111,304)       (15)         0        (106)         0
----------   --------  ------------  -----------   --------   --------   ---------   --------

 5,092,798    372,706   (35,187,065)  40,109,982    272,766     56,900     112,667     35,402
----------   --------  ------------  -----------   --------   --------   ---------   --------

 5,305,076    367,311   (31,524,638)  44,675,335    256,738     74,835     114,231     41,399

   398,606     31,295    44,675,335            0     74,835          0      41,399          0
----------   --------  ------------  -----------   --------   --------   ---------   --------
$5,703,682   $398,606  $ 13,150,697  $44,675,335   $331,573   $ 74,835   $ 155,630   $ 41,399
==========   ========  ============  ===========   ========   ========   =========   ========

    42,998      3,136     4,157,246            0      6,229          0       3,422          0
----------   --------  ------------  -----------   --------   --------   ---------   --------
   564,338     51,989     4,909,531    9,302,696     86,796     93,666     162,128     29,972
   (52,061)   (12,127)   (7,950,162)  (5,145,450)   (63,047)   (87,437)   (151,362)   (26,550)
----------   --------  ------------  -----------   --------   --------   ---------   --------
   555,275     42,998     1,116,615    4,157,246     29,978      6,229      14,188      3,422
==========   ========  ============  ===========   ========   ========   =========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                               SUBACCOUNTS
                                   -------------------------------------------------------------------
                                                             AST PARAMETRIC            AST FOCUS
                                      AST GLOBAL REAL       EMERGING MARKETS           FOUR PLUS
                                     ESTATE PORTFOLIO       EQUITY PORTFOLIO           PORTFOLIO
                                   --------------------  ---------------------  ----------------------
                                   01/01/2009 7/21/2008* 01/01/2009  7/21/2008*  01/01/2009  7/21/2008*
                                       TO         TO         TO          TO          TO          TO
                                   12/31/2009 12/31/2008 12/31/2009  12/31/2008 11/13/2009** 12/31/2008
                                   ---------- ---------- ----------  ---------- ------------ ----------
OPERATIONS
  Net investment income
   (loss).........................  $ (1,777)   $   (2)  $  (11,324)  $   (11)  $   (11,836)  $   (618)
  Capital gains distributions
   received.......................         0         0            0         0             0          0
  Realized gain (loss) on shares
   redeemed.......................     4,517         0       31,633      (416)      190,845    (37,273)
  Net change in unrealized gain
   (loss) on investments..........    91,753       148      316,524        45        (3,771)     3,771
                                    --------    ------   ----------   -------   -----------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    94,493       146      336,833      (382)      175,238    (34,120)
                                    --------    ------   ----------   -------   -----------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................   508,486     3,851    2,072,073     8,732     1,521,907    285,152
  Annuity payments................         0         0            0         0             0          0
  Surrenders, withdrawals and
   death benefits.................       (14)        0         (422)        0        (5,878)         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    43,150     1,177      372,738     2,783    (1,913,062)   (28,520)
  Withdrawal and other
   charges........................       (97)        0         (431)        0          (685)       (32)
                                    --------    ------   ----------   -------   -----------   --------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................   551,525     5,028    2,443,958    11,515      (397,718)   256,600
                                    --------    ------   ----------   -------   -----------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   646,018     5,174    2,780,791    11,133      (222,480)   222,480

NET ASSETS
  Beginning of period.............     5,174         0       11,133         0       222,480          0
                                    --------    ------   ----------   -------   -----------   --------
  End of period...................  $651,192    $5,174    2,791,924   $11,133   $         0   $222,480
                                    ========    ======   ==========   =======   ===========   ========

  Beginning units.................       848         0        1,996         0        29,777          0
                                    --------    ------   ----------   -------   -----------   --------
  Units issued....................    93,057       848      343,476     2,494       241,344     54,284
  Units redeemed..................   (14,766)        0      (42,596)     (498)     (271,121)   (24,507)
                                    --------    ------   ----------   -------   -----------   --------
  Ending units....................    79,139       848      302,876     1,996             0     29,777
                                    ========    ======   ==========   =======   ===========   ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON VIP     AST GOLDMAN SACHS         AST CLS GROWTH        AST CLS MODERATE ASSET
     FOUNDING FUNDS          SMALL-CAP VALUE         ASSET ALLOCATION             ALLOCATION
     ALLOCATION FUND            PORTFOLIO                PORTFOLIO                PORTFOLIO
------------------------  ---------------------  ------------------------  -----------------------
 01/01/2009  05/01/2008*  01/01/2009  7/21/2008*  01/01/2009  05/01/2008*   01/01/2009  05/01/2008*
     TO          TO           TO          TO          TO          TO            TO          TO
 12/31/2009  12/31/2008   12/31/2009  12/31/2008  12/31/2009  12/31/2008    12/31/2009  12/31/2008
-----------  -----------  ----------  ---------- -----------  -----------  -----------  -----------

$   352,725  $    40,047  $   (5,529)  $   (91)  $   (60,205) $   (10,467) $   (88,111) $   (4,572)

          0       56,728           0         0             0        1,041            0         159

   (195,395)    (934,178)      4,047    (6,469)       30,538     (483,220)     (31,093)   (157,258)

  2,729,299     (201,083)    201,760      (339)    1,418,441      (24,089)   1,551,185      (5,002)
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------

  2,886,629   (1,038,486)    200,278    (6,899)    1,388,774     (516,735)   1,431,981    (166,673)
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------


 13,355,152    6,236,374   1,421,112    42,366     7,337,534    3,315,500   12,684,193   1,402,761
          0            0           0         0             0            0            0           0

    (18,683)        (524)       (885)        0        (1,980)        (166)     (18,288)        101

  4,180,682   (1,964,726)    157,512    (5,019)    1,242,860   (1,189,343)     632,006    (244,928)

    (28,960)      (2,489)       (300)       (9)      (14,922)      (1,651)     (10,791)       (721)
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------

 17,488,191    4,268,635   1,577,439    37,338     8,563,492    2,124,340   13,287,120   1,157,213
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------

 20,374,820    3,230,149   1,777,717    30,439     9,952,266    1,607,605   14,719,101     990,540

  3,230,149            0      30,439         0     1,607,605            0      990,540           0
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------
$23,604,969  $ 3,230,149  $1,808,156   $30,439   $11,559,871  $ 1,607,605  $15,709,641  $  990,540
===========  ===========  ==========   =======   ===========  ===========  ===========  ==========

    485,975            0       3,985         0       239,867            0      134,872           0
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------
  2,882,938    1,197,171     205,414     7,776     1,519,797      626,807    1,823,061     277,237
   (640,345)    (711,196)    (21,201)   (3,791)     (384,353)    (386,940)    (205,123)   (142,365)
-----------  -----------  ----------   -------   -----------  -----------  -----------  ----------
  2,728,568      485,975     188,198     3,985     1,375,311      239,867    1,752,810     134,872
===========  ===========  ==========   =======   ===========  ===========  ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                                 SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                     AST HORIZON GROWTH      AST HORIZON MODERATE     AST NIEMANN CAPITAL
                                      ASSET ALLOCATION         ASSET ALLOCATION     GROWTH ASSET ALLOCATION
                                          PORTFOLIO               PORTFOLIO                PORTFOLIO
                                   ----------------------  -----------------------  ----------------------
                                   01/01/2009  05/01/2008*  01/01/2009  05/01/2008* 01/01/2009  05/01/2008*
                                       TO          TO           TO          TO          TO          TO
                                   12/31/2009  12/31/2008   12/31/2009  12/31/2008  12/31/2009  12/31/2008
                                   ----------  ----------- -----------  ----------- ----------  -----------
OPERATIONS
  Net investment income
   (loss)......................... $  (33,582)  $  (2,279) $  (111,589) $   (7,476) $  (25,865)  $  (1,216)
  Capital gains distributions
   received.......................          0          15            0          27           0           8
  Realized gain (loss) on shares
   redeemed.......................     (5,750)    (93,168)      19,700    (257,254)      2,103     (42,127)
  Net change in unrealized gain
   (loss) on investments..........    598,634      (4,784)   1,734,831      (2,517)    520,112      (8,323)
                                   ----------   ---------  -----------  ----------  ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    559,302    (100,216)   1,642,942    (267,220)    496,350     (51,658)
                                   ----------   ---------  -----------  ----------  ----------   ---------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................  5,965,068     757,545   14,289,207   2,593,835   3,425,028     507,622
  Annuity payments................          0           0            0           0           0           0
  Surrenders, withdrawals and
   death benefits.................     (3,506)          0      (37,782)     (1,885)     (9,177)          0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    457,266    (221,490)   1,454,291    (508,534)    346,004    (126,209)
  Withdrawal and other
   charges........................     (3,239)       (496)     (18,753)     (1,205)     (3,016)       (202)
                                   ----------   ---------  -----------  ----------  ----------   ---------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................  6,415,589     535,559   15,686,963   2,082,211   3,758,839     381,211
                                   ----------   ---------  -----------  ----------  ----------   ---------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................  6,974,891     435,343   17,329,905   1,814,991   4,255,189     329,553

NET ASSETS
  Beginning of period.............    435,343           0    1,814,991           0     329,553           0
                                   ----------   ---------  -----------  ----------  ----------   ---------
  End of period................... $7,410,234   $ 435,343  $19,144,896  $1,814,991  $4,584,742   $ 329,553
                                   ==========   =========  ===========  ==========  ==========   =========

  Beginning units.................     60,962           0      238,347           0      43,922           0
                                   ----------   ---------  -----------  ----------  ----------   ---------
  Units issued....................    835,154     138,484    2,124,557     503,860     527,449      82,370
  Units redeemed..................    (86,025)    (77,522)    (312,739)   (265,513)    (67,527)    (38,448)
                                   ----------   ---------  -----------  ----------  ----------   ---------
  Ending units....................    810,091      60,962    2,050,165     238,347     503,844      43,922
                                   ==========   =========  ===========  ==========  ==========   =========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                 SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
           PROFUND VP
PROFUND VP  CONSUMER                                                PROFUND VP PROFUND VP
 CONSUMER    GOODS    PROFUND VP PROFUND VP                          MID-CAP    MID-CAP
 SERVICES  PORTFOLIO  FINANCIALS HEALTH CARE PROFUND VP INDUSTRIALS   GROWTH     VALUE
---------- ---------- ---------- ----------- ---------------------  ---------- ----------
01/01/2009 01/01/2009 01/01/2009 01/01/2009  01/01/2009 05/01/2008* 01/01/2009 01/01/2009
    TO         TO         TO         TO          TO         TO          TO         TO
12/31/2009 12/31/2009 12/31/2009 12/31/2009  12/31/2009 12/31/2009  12/31/2009 12/31/2009
---------- ---------- ---------- ----------- ---------- ----------- ---------- ----------

 $ (1,430)  $     50   $  1,595   $   (892)   $   (214)   $   (23)   $  (277)   $   (18)

        0          0          0          0           0        259          0          0

      854      1,101      4,431      1,764        (137)    (2,224)        45         (4)

   33,004     28,626     45,971     50,678      36,131     (1,095)     5,242     13,025
 --------   --------   --------   --------    --------    -------    -------    -------

   32,428     29,777     51,997     51,550      35,780     (3,083)     5,010     13,003
 --------   --------   --------   --------    --------    -------    -------    -------


  144,229    167,337    268,745    211,716     218,817      9,700     56,976     65,747
        0          0          0          0           0          0          0          0

     (126)       (92)         0          0           0          0          0       (126)

   61,639     45,549     51,282     50,343      43,334       (268)      (357)     6,813

     (214)      (215)      (215)      (216)       (270)        (6)         0       (127)
 --------   --------   --------   --------    --------    -------    -------    -------

  205,528    212,579    319,812    261,843     261,881      9,426     56,619     72,307
 --------   --------   --------   --------    --------    -------    -------    -------

  237,956    242,356    371,809    313,393     297,661      6,343     61,629     85,310

        0          0          0          0       6,343          0          0          0
 --------   --------   --------   --------    --------    -------    -------    -------
 $237,956   $242,356   $371,809   $313,393    $304,004    $ 6,343    $61,629    $85,310
 ========   ========   ========   ========    ========    =======    =======    =======

        0          0          0          0       1,039          0          0          0
 --------   --------   --------   --------    --------    -------    -------    -------
   27,869     29,595     70,889     35,340      43,654      1,752      7,354     11,247
   (1,679)    (3,247)    (8,718)    (3,459)     (3,957)      (713)       (58)    (1,023)
 --------   --------   --------   --------    --------    -------    -------    -------
   26,190     26,348     62,171     31,881      40,736      1,039      7,296     10,224
 ========   ========   ========   ========    ========    =======    =======    =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2009 and 2008

                                                              SUBACCOUNTS
                                   -----------------------------------------------------------------

                                               PROFUND VP PROFUND VP PROFUND VP            PROFUND VP
                                   PROFUND VP  SMALL-CAP  SMALL-CAP  TELECOMMU- PROFUND VP LARGE-CAP
                                   REAL ESTATE   GROWTH     VALUE    NICATIONS  UTILITIES    GROWTH
                                   ----------- ---------- ---------- ---------- ---------- ----------
                                   01/01/2009  01/01/2009 01/01/2009 01/01/2009 01/01/2009 01/01/2009
                                       TO          TO         TO         TO         TO         TO
                                   12/31/2009  12/31/2009 12/31/2009 12/31/2009 12/31/2009 12/31/2009
                                   ----------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss).........................  $  1,448    $  (292)   $  (104)   $  8,995   $  3,009   $  (574)
  Capital gains distributions
   received.......................         0        722          0           0          0         0
  Realized gain (loss) on shares
   redeemed.......................     4,809        (53)       163          78        398       (37)
  Net change in unrealized gain
   (loss) on investments..........    39,140      6,536      3,263       9,336     12,910    11,301
                                    --------    -------    -------    --------   --------   -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.....................    45,397      6,913      3,322      18,409     16,317    10,690
                                    --------    -------    -------    --------   --------   -------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.......................    88,182     29,345     17,612     142,959    146,406    55,958
  Annuity payments................         0          0          0           0          0         0
  Surrenders, withdrawals and
   death benefits.................         0       (126)      (126)       (126)         0         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (11,634)    (1,557)      (504)     59,912     18,289    (1,238)
  Withdrawal and other
   charges........................         0        (64)         0        (202)       (56)      (64)
                                    --------    -------    -------    --------   --------   -------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...................    76,548     27,598     16,982     202,543    164,639    54,656
                                    --------    -------    -------    --------   --------   -------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.........................   121,945     34,511     20,304     220,952    180,956    65,346

NET ASSETS
  Beginning of period ............         0          0          0           0          0         0
                                    --------    -------    -------    --------   --------   -------
  End of period...................  $121,945    $34,511    $20,304    $220,952   $180,956   $65,346
                                    ========    =======    =======    ========   ========   =======

  Beginning units.................         0          0          0           0          0         0
                                    --------    -------    -------    --------   --------   -------
  Units issued....................    22,254      4,746      2,513      29,910     25,120     8,188
  Units redeemed..................    (4,732)      (673)      (131)     (1,192)    (2,147)     (548)
                                    --------    -------    -------    --------   --------   -------
  Ending units....................    17,522      4,073      2,382      28,718     22,973     7,640
                                    ========    =======    =======    ========   ========   =======

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                            SUBACCOUNTS (CONTINUED)
         -------------------------------------------------------------
                                    AST         AST      CREDIT SUISSE
                                 JENNISON    JENNISON        TRUST
         PROFUND VP  AST BOND    LARGE-CAP   LARGE-CAP   INTERNATIONAL
         LARGE-CAP   PORTFOLIO     VALUE      GROWTH    EQUITY FLEX III
           VALUE       2020      PORTFOLIO   PORTFOLIO     PORTFOLIO
         ---------- ----------- ----------- ----------- ---------------
         01/01/2009 01/02/2009* 11/16/2009* 11/16/2009*   12/14/2009*
             TO         TO          TO          TO            TO
         12/31/2009 12/31/2009  12/31/2009  12/31/2009    12/31/2009
         ---------- ----------- ----------- ----------- ---------------

          $    (27)  $    (51)        (67)    $   (36)         (742)

                 0          0           0           0             0

                23      2,068           0           0            44

             3,998          0         346         696         9,962
          --------   --------     -------     -------       -------

             3,994      2,017         279         660         9,264
          --------   --------     -------     -------       -------


           107,427         (3)     85,563      39,540            21
                 0          0           0           0             0

                 0          0           0           0       (12,101)

              (112)    (2,014)     23,181       2,150       975,891

                 0          0           0           0           (14)
          --------   --------     -------     -------       -------

           107,315     (2,017)    108,744      41,690       963,797
          --------   --------     -------     -------       -------

           111,309          0     109,023      42,350       973,061

                 0          0           0           0             0
          --------   --------     -------     -------       -------
          $111,309   $      0     109,023     $42,350       973,061
          ========   ========     =======     =======       =======

                 0          0           0           0             0
          --------   --------     -------     -------       -------
            15,096     11,064      10,581       4,113        97,853
               (34)   (11,064)          0           0        (1,466)
          --------   --------     -------     -------       -------
            15,062          0      10,581       4,113        96,387
          ========   ========     =======     =======       =======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                     NOTES TO THE FINANCIAL STATEMENTS OF
      PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2009

NOTE 1: GENERAL

        Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

        Effective May 1, 2007 American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred and twenty subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are:

                                      A53

 PRUDENTIAL SERIES FUND    AST T. Rowe Price Asset   AMERICAN CENTURY
 Money Market Portfolio     Allocation Portfolio     VARIABLE PORTFOLIOS
 Diversified Bond          AST MFS Global Equity     Value Fund
  Portfolio                 Portfolio
 Equity Portfolio          AST JPMorgan              CREDIT SUISSE
 Value Portfolio            International Equity     Credit Suisse Trust
 High Yield Bond Portfolio  Portfolio                 International Equity
 Stock Index Portfolio     AST T. Rowe Price Global   Flex II Portfolio
 Global Portfolio           Bond Portfolio           Credit Suisse Trust
 Jennison Portfolio        AST Aggressive Asset       International Equity
 Small Capitalization       Allocation Portfolio      Flex III Portfolio
  Stock Portfolio          AST Capital Growth Asset
 Jennison 20/20 Focus       Allocation Portfolio     DAVIS
  Portfolio                AST Academic Strategies   Value Portfolio
 Diversified Conservative   Asset Allocation
  Growth Portfolio          Portfolio                EVERGREEN VA
 SP Davis Value Portfolio  AST Balanced Asset        Diversified Capital
 SP Small Cap Value         Allocation Portfolio      Builder Fund
  Portfolio                AST Preservation Asset    Growth Fund
 SP PIMCO Total Return      Allocation Portfolio     Omega Fund
  Portfolio                AST First Trust Balanced  Special Values Fund
 SP PIMCO High Yield        Target Portfolio         International Equity Fund
  Portfolio                AST First Trust Capital   Fundamental Large Cap
 SP Strategic Partners      Appreciation Target       Fund
  Focused Growth Portfolio  Portfolio
 SP Mid Cap Growth         AST Advanced Strategies   FRANKLIN TEMPLETON FUNDS
  Portfolio                 Portfolio                Small-Mid Cap Growth
 SP Prudential U.S.        AST T. Rowe Price          Securities Fund
  Emerging Growth           Large-Cap Growth         VIP Founding Funds
  Portfolio                 Portfolio                 Allocation Fund
 SP Conservative Asset     AST Money Market
  Allocation Portfolio      Portfolio                GARTMORE NVIT
 SP Balanced Asset         AST Small-Cap Growth      Gartmore NVIT Developing
  Allocation Portfolio      Portfolio                 Markets Fund
 SP Growth Asset           AST PIMCO Total Return
  Allocation Portfolio      Bond Portfolio           JANUS ASPEN SERIES
 SP Aggressive Growth      AST International Value   Janus Aspen Janus
  Asset Allocation          Portfolio                 Portfolio -
  Portfolio                AST International Growth   Institutional Shares
 SP International Growth    Portfolio                Janus Aspen Overseas
  Portfolio                AST Western Asset Core     Portfolio -
 SP International Value     Plus Bond Portfolio       Institutional Shares
  Portfolio                AST Investment Grade      Janus Aspen Janus
                            Bond Portfolio            Portfolio - Service
 ADVANCED SERIES TRUST     AST Bond Portfolio 2018    Shares
 AST AllianceBernstein     AST Bond Portfolio 2019
  Growth & Income          AST Global Real Estate    MFS VARIABLE INSURANCE
  Portfolio                 Portfolio                TRUST
 AST American Century      AST Parametric Emerging   Research Series -
  Income & Growth           Markets Equity            Initial Class
  Portfolio                AST Focus Four Plus       Growth Series - Initial
 AST Schroders              Portfolio                 Class
  Multi-Asset World        AST Goldman Sachs
  Strategies Portfolio      Small-Cap Value          PROFUNDS VP
 AST Cohen & Steers         Portfolio                ProFund VP Consumer
  Realty Portfolio         AST CLS Growth Asset       Services
 AST UBS Dynamic Alpha      Allocation Portfolio     ProFund VP Consumer
  Portfolio                AST CLS Moderate Asset     Goods Portfolio
 AST DeAm Large-Cap Value   Allocation Portfolio     ProFund VP Financials
  Portfolio                AST Horizon Growth Asset  ProFund VP Health Care
 AST Neuberger Berman       Allocation Portfolio     ProFund VP Industrials
  Small-Cap Growth         AST Horizon Moderate      ProFund VP Mid-Cap Growth
  Portfolio                 Asset Allocation         ProFund VP Mid-Cap Value
 AST High Yield Portfolio   Portfolio                ProFund VP Real Estate
 AST Federated Aggressive  AST Niemann Capital       ProFund VP Small-Cap
  Growth Portfolio          Growth Asset Allocation   Growth
 AST Mid-Cap Value          Portfolio                ProFund VP Small-Cap
  Portfolio                AST Bond Portfolio 2016    Value
 AST Small Cap Value       AST Bond Portfolio 2020   ProFund VP
  Portfolio                AST Jennison Large-Cap     Telecommunications
 AST Goldman Sachs          Value Portfolio          ProFund VP Utilities
  Concentrated Growth      AST Jennison Large-Cap    ProFund VP Large-Cap
  Portfolio                 Growth Portfolio          Growth
 AST Goldman Sachs                                   ProFund VP Large-Cap
  Mid-Cap Growth Portfolio AIM VARIABLE INSURANCE     Value
 AST Large-Cap Value       Core Equity Fund
  Portfolio                                          OCC PREMIER VIT
 AST Lord Abbett           ALLIANCEBERNSTEIN         OPCAP Managed Portfolio
  Bond-Debenture Portfolio AllianceBernstein VPS      Class 1
 AST Marsico Capital        Large Cap Growth         NACM Small Cap Portfolio
  Growth Portfolio          Portfolio Class B         Class 1
 AST MFS Growth Portfolio
 AST Neuberger Berman                                T. ROWE PRICE
  Mid-Cap Growth Portfolio                           International Stock
 AST Neuberger Berman/LSV                             Portfolio
  Mid-Cap Value Portfolio                            Equity Income Portfolio
 AST PIMCO Limited
  Maturity Bond Portfolio
 AST AllianceBernstein
  Core Value Portfolio
 AST QMA US Equity Alpha
  Portfolio
 AST T. Rowe Price
  Natural Resources
  Portfolio

                                      A54

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

        At December 31, 2009 there was no balance or transactions for the periods then ended pertaining to the AST Bond Portfolio 2016.

        At December 31, 2008 there were no balances or transactions for the periods then ended pertaining to ProFund VP Consumer Services, ProFund VP Consumer Goods Portfolio, ProFund VP Financials, ProFund VP Health Care, ProFund VP Industrials, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Real Estate, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Telecommunications, ProFund VP Utilities, ProFund VP Large-Cap Growth, and ProFund VP Large-Cap Value.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

NOVEMBER 13, 2009                REMOVED PORTFOLIO             SURVIVING PORTFOLIO

                          PRUDENTIAL SP AGGRESSIVE GROWTH     AST AGGRESSIVE ASSET
                            ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................               463,825                      1,061,693
Value....................           $      6.98                   $       8.07
Net assets before merger.           $ 3,237,498                   $  5,330,365
Net assets after merger..           $         0                   $  8,567,863

                              PRUDENTIAL SP BALANCED         AST BALANCED ALLOCATION
                            ASSET ALLOCATION PORTFOLIO              PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             5,100,056                     16,428,512
Value....................           $      9.16                   $       9.90
Net assets before merger.           $46,716,511                   $115,925,757
Net assets after merger..           $         0                   $162,642,268

                                                             AST FIRST TRUST CAPITAL
                             AST FOCUS FOUR PORTFOLIO     APPRECIATION TARGET PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................               234,990                      3,170,563
Value....................           $      8.54                   $       8.38
Net assets before merger.           $ 2,006,812                   $ 24,562,508
Net assets after merger..           $         0                   $ 26,569,320

                             PRUDENTIAL SP PIMCO HIGH         PRUDENTIAL HIGH YIELD
                                  YIELD PORTFOLIO                BOND PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             1,242,832                      5,219,461
Value....................           $      8.73                   $       4.76
Net assets before merger.           $10,849,924                   $ 13,994,708
Net assets after merger..           $         0                   $ 24,844,633

NOVEMBER 20, 2009                REMOVED PORTFOLIO             SURVIVING PORTFOLIO

                              PRUDENTIAL DIVERSIFIED         AST PRESERVATION ASSET
                           CONSERVATIVE GROWTH PORTFOLIO      ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................               476,901                      5,888,859
Value....................           $     10.22                   $      10.74
Net assets before merger.           $ 4,873,928                   $ 58,372,412
Net assets after merger..           $         0                   $ 63,246,340

                            PRUDENTIAL SP CONSERVATIVE       AST PRESERVATION ASSET
                            ASSET ALLOCATION PORTFOLIO        ALLOCATION PORTFOLIO
-                         ------------------------------- -----------------------------
Shares...................             2,053,004                      7,392,474
Value....................           $     10.24                   $      10.74
Net assets before merger.           $21,022,760                   $ 58,372,412
Net assets after merger..           $         0                   $ 79,395,172

                                      A55

DECEMBER 4, 2009                  REMOVED PORTFOLIO                SURVIVING PORTFOLIO

                              PRUDENTIAL SP PIMCO TOTAL          AST PIMCO TOTAL RETURN
                                  RETURN PORTFOLIO                   BOND PORTFOLIO
-                         --------------------------------- ---------------------------------
Shares...................              2,936,068                         4,906,193
Value....................            $     11.78                       $     11.73
Net assets before merger.            $34,586,884                       $22,962,765
Net assets after merger..            $         0                       $57,549,649

DECEMBER 11, 2009                 REMOVED PORTFOLIO                SURVIVING PORTFOLIO

                          CREDIT SUISSE TRUST INTERNATIONAL CREDIT SUISSE TRUST INTERNATIONAL
                              EQUITY FLEX II PORTFOLIO          EQUITY FLEX III PORTFOLIO
-                         --------------------------------- ---------------------------------
Shares...................                104,091                           168,520
Value....................            $      9.39                       $      5.80
Net assets before merger.            $   977,417                       $         0
Net assets after merger..            $         0                       $   977,417

        Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification(TM) as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

        In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account's financial statements.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

                                      A56

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3: FAIR VALUE

        The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

        Level 1Quotes prices for identical instruments in active markets. Level
               1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

        Level 3Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable annuity insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

        All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets held as of December 31, 2009 are presented.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

                                               PURCHASES      SALES
                                               ---------- ------------
        Prudential Money Market Portfolio..... $4,232,975 $(13,883,437)
        Prudential Diversified Bond Portfolio. $  698,193 $ (4,855,458)

                                      A57

                                                             PURCHASES      SALES
                                                            ----------- ------------
Prudential Equity Portfolio................................ $   380,739 $ (3,085,646)
Prudential Value Portfolio................................. $   355,538 $ (2,914,625)
Prudential High Yield Bond Portfolio....................... $10,993,297 $ (2,877,221)
Prudential Stock Index Portfolio........................... $   689,489 $ (3,390,240)
Prudential Global Portfolio................................ $   156,039 $   (741,135)
Prudential Jennison Portfolio.............................. $   206,841 $ (3,596,577)
Prudential Small Capitalization Stock Portfolio............ $   156,044 $   (704,905)
T. Rowe Price International Stock Portfolio................ $    96,120 $   (230,798)
T. Rowe Price Equity Income Portfolio...................... $    82,652 $ (1,069,949)
Premier VIT OPCAP Managed Portfolio Class 1................ $    29,718 $ (1,107,394)
Premier VIT NACM Small Cap Portfolio Class 1............... $   117,561 $   (519,858)
AIM V.I. Core Equity Fund.................................. $    53,761 $ (1,333,763)
Janus Aspen Janus Portfolio - Institutional Shares......... $   199,217 $   (755,329)
Janus Aspen Overseas Portfolio - Institutional Shares...... $   461,372 $ (2,341,232)
MFS VIT Research Series - Initial Class.................... $    36,787 $   (199,563)
MFS VIT Growth Series - Initial Class...................... $    34,633 $   (767,334)
Credit Suisse Trust International Equity Flex II Portfolio. $    36,268 $ (1,078,153)
American Century VP Value Fund............................. $    69,356 $   (379,526)
Franklin Small-Mid Cap Growth Securities Fund.............. $   106,758 $   (302,186)
Prudential Jennison 20/20 Focus Portfolio.................. $   320,273 $   (799,456)
Prudential Diversified Conservative Growth Portfolio....... $   435,344 $ (5,647,608)
Davis Value Portfolio...................................... $    77,070 $   (490,640)
AllianceBernstein VPS Large Cap Growth Portfolio Class B... $    37,866 $    (95,594)
Prudential SP Davis Value Portfolio........................ $   317,653 $ (1,441,725)
Prudential SP Small Cap Value Portfolio.................... $   342,544 $ (1,558,376)
Prudential SP PIMCO Total Return Portfolio................. $ 2,534,369 $(40,857,790)
Prudential SP PIMCO High Yield Portfolio................... $   219,222 $(12,689,274)
Janus Aspen Janus Portfolio - Service Shares............... $     9,209 $    (99,472)
Prudential SP Strategic Partners Focused Growth Portfolio.. $   127,558 $   (195,324)
Prudential SP Mid Cap Growth Portfolio..................... $   129,993 $   (458,119)
SP Prudential U.S. Emerging Growth Portfolio............... $   281,254 $ (1,128,684)
Prudential SP Conservative Asset Allocation Portfolio...... $   574,345 $(22,860,260)
Prudential SP Balanced Asset Allocation Portfolio.......... $   794,167 $(52,195,796)
Prudential SP Growth Asset Allocation Portfolio............ $   517,431 $ (2,355,460)
Prudential SP Aggressive Growth Asset Allocation Portfolio. $    28,986 $ (3,421,109)
Prudential SP International Growth Portfolio............... $   237,727 $   (569,198)
Prudential SP International Value Portfolio................ $   231,692 $   (613,729)
Evergreen VA Diversified Capital Builder Fund.............. $         0 $          0
Evergreen VA Growth Fund................................... $         0 $          0
Evergreen VA Omega Fund.................................... $    12,988 $    (49,187)
Evergreen VA Special Values Fund........................... $    35,480 $    (11,834)
Evergreen VA International Equity Fund..................... $    26,722 $    (21,050)
Evergreen VA Fundamental Large Cap Fund.................... $     8,530 $    (31,298)
AST AllianceBernstein Growth & Income Portfolio............ $ 1,483,539 $   (135,700)
AST American Century Income & Growth Portfolio............. $ 1,859,155 $   (232,285)
AST Schroders Multi-Asset World Strategies Portfolio....... $12,126,788 $ (1,576,725)
AST Cohen & Steers Realty Portfolio........................ $   633,965 $   (188,825)
AST UBS Dynamic Alpha Portfolio............................ $18,800,001 $ (5,906,602)
AST DeAM Large-Cap Value Portfolio......................... $   393,097 $   (178,566)
AST Neuberger Berman Small-Cap Growth Portfolio............ $ 1,126,022 $   (141,187)
AST High Yield Portfolio................................... $ 1,848,298 $   (632,188)
AST Federated Aggressive Growth Portfolio.................. $   667,777 $   (158,110)
AST Mid-Cap Value Portfolio................................ $   724,080 $   (167,511)
AST Small-Cap Value Portfolio.............................. $   591,779 $   (271,907)
AST Goldman Sachs Concentrated Growth Portfolio............ $ 2,629,626 $   (314,811)
AST Goldman Sachs Mid-Cap Growth Portfolio................. $ 2,808,702 $   (373,615)
AST Large-Cap Value Portfolio.............................. $   977,040 $   (735,635)
AST Lord Abbett Bond-Debenture Portfolio................... $ 1,897,031 $   (407,678)
AST Marsico Capital Growth Portfolio....................... $ 2,911,085 $   (852,770)
AST MFS Growth Portfolio................................... $   859,802 $   (217,505)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $   862,671 $   (303,524)

                                      A58

                                                              PURCHASES       SALES
                                                             ------------ ------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio............ $  1,179,427 $   (362,395)
AST PIMCO Limited Maturity Bond Portfolio................... $  2,957,778 $ (1,325,715)
AST AllianceBernstein Core Value Portfolio.................. $  1,576,641 $   (150,866)
AST QMA US Equity Alpha Portfolio........................... $    336,286 $   (169,505)
AST T. Rowe Price Natural Resources Portfolio............... $  4,297,130 $   (928,357)
AST T. Rowe Price Asset Allocation Portfolio................ $ 37,894,787 $ (5,973,293)
AST MFS Global Equity Portfolio............................. $  1,219,314 $   (216,904)
AST JPMorgan International Equity Portfolio................. $  3,187,783 $   (466,661)
AST T. Rowe Price Global Bond Portfolio..................... $  1,541,644 $   (576,918)
AST Aggressive Asset Allocation Portfolio................... $  7,254,418 $   (884,980)
AST Capital Growth Asset Allocation Portfolio............... $ 48,669,488 $(12,688,589)
AST Academic Strategies Asset Allocation Portfolio.......... $ 49,466,568 $(18,038,806)
AST Balanced Asset Allocation Portfolio..................... $120,661,646 $(18,028,370)
AST Preservation Asset Allocation Portfolio................. $ 69,222,908 $(11,116,841)
AST First Trust Balanced Target Portfolio................... $ 16,901,419 $ (4,472,608)
AST First Trust Capital Appreciation Target Portfolio....... $ 20,895,797 $ (3,511,321)
AST Advanced Strategies Portfolio........................... $ 21,172,002 $ (7,223,526)
AST T. Rowe Price Large-Cap Growth Portfolio................ $  2,234,204 $   (529,075)
AST Money Market Portfolio.................................. $  9,477,577 $ (7,327,998)
AST Small-Cap Growth Portfolio.............................. $    732,464 $   (333,215)
AST PIMCO Total Return Bond Portfolio....................... $ 56,037,891 $ (2,324,638)
AST International Value Portfolio........................... $    968,796 $   (194,436)
AST International Growth Portfolio.......................... $    808,975 $   (171,296)
Gartmore NVIT Developing Markets Fund....................... $    397,945 $   (412,459)
AST Western Asset Core Plus Bond Portfolio.................. $  5,438,937 $   (382,946)
AST Investment Grade Bond Portfolio......................... $ 50,437,307 $(86,200,881)
AST Bond Portfolio 2018..................................... $    951,379 $   (684,977)
AST Bond Portfolio 2019..................................... $  1,823,162 $ (1,715,368)
AST Global Real Estate Portfolio............................ $    631,875 $    (83,730)
AST Parametric Emerging Markets Equity Portfolio............ $  2,684,105 $   (253,708)
AST Focus Four Plus Portfolio............................... $  1,773,866 $ (2,183,891)
Franklin Templeton VIP Founding Funds Allocation Fund....... $ 20,721,498 $ (3,392,030)
AST Goldman Sachs Small-Cap Value Portfolio................. $  1,712,441 $   (143,983)
AST CLS Growth Asset Allocation Portfolio................... $ 11,014,894 $ (2,536,574)
AST CLS Moderate Asset Allocation Portfolio................. $ 14,507,594 $ (1,328,975)
AST Horizon Growth Asset Allocation Portfolio............... $  6,873,958 $   (497,981)
AST Horizon Moderate Asset Allocation Portfolio............. $ 17,311,217 $ (1,752,376)
AST Niemann Capital Growth Asset Allocation Portfolio....... $  4,443,388 $   (717,723)
ProFund VP Consumer Services................................ $    212,483 $     (8,386)
ProFund VP Consumer Goods Portfolio......................... $    225,532 $    (14,430)
ProFund VP Financials....................................... $    349,528 $    (32,139)
ProFund VP Health Care...................................... $    276,743 $    (17,154)
ProFund VP Industrials...................................... $    278,389 $    (18,248)
ProFund VP Mid-Cap Growth................................... $     56,889 $       (548)
ProFund VP Mid-Cap Value.................................... $     78,280 $     (6,512)
ProFund VP Real Estate...................................... $    101,282 $    (25,813)
ProFund VP Small-Cap Growth................................. $     31,604 $     (4,298)
ProFund VP Small-Cap Value.................................. $     17,992 $     (1,154)
ProFund VP Telecommunications............................... $    205,082 $     (3,854)
ProFund VP Utilities........................................ $    179,052 $    (15,361)
ProFund VP Large-Cap Growth................................. $     58,165 $     (4,083)
ProFund VP Large-Cap Value.................................. $    107,385 $       (387)
AST Bond Portfolio 2020..................................... $    105,011 $   (107,079)
AST Jennison Large-Cap Value Portfolio...................... $    108,743 $        (65)
AST Jennison Large-Cap Growth Portfolio..................... $     41,690 $        (36)
Credit Suisse Trust International Equity Flex III Portfolio. $    977,606 $    (14,551)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include,

                                      A59
        among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ----------------
                                          PRUDENTIAL MONEY MARKET PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2009  15,430 $1.04657 to  $10.42341 $18,850   0.43%    1.00%  to   1.80%  -1.40% to  -0.60%
December 31, 2008  23,300 $1.06138 to  $ 1.37270 $28,397   2.59%    1.35%  to   1.80%   0.82% to   1.30%
December 31, 2007  18,166 $1.05271 to  $ 1.35615 $22,032   4.96%    1.35%  to   1.80%   3.20% to   3.63%
December 31, 2006  18,744 $1.02005 to  $ 1.30893 $21,912   4.66%    1.35%  to   1.80%   2.93% to   3.35%
December 31, 2005  16,041 $0.99102 to  $ 1.26691 $18,538   2.83%    1.35%  to   1.80%   1.08% to   1.54%

                                        PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ----------------------------------------------------------------------------------
December 31, 2009  15,202 $1.61669 to  $ 1.94392 $29,488   4.69%    1.35%  to   1.65%  18.56% to  18.91%
December 31, 2008  17,358 $1.36361 to  $ 1.63556 $28,332   5.12%    1.35%  to   1.65%  -5.02% to  -4.74%
December 31, 2007  21,214 $1.43562 to  $ 1.71791 $36,374   5.01%    1.35%  to   1.65%   4.00% to   4.31%
December 31, 2006  24,019 $1.38043 to  $ 1.64793 $39,488   4.85%    1.35%  to   1.65%   3.28% to   3.59%
December 31, 2005  28,661 $1.33655 to  $ 1.59160 $45,524   5.25%    1.35%  to   1.65%   1.61% to   1.91%

                                      A60

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ---------------------  ------- ---------- -----------------  ------------------
                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009  14,144 $1.10036 to  $ 1.86775 $24,855   1.61%    1.35%  to   1.80%   35.71% to   36.32%
December 31, 2008  15,829 $0.80955 to  $ 1.37073 $20,459   1.45%    1.35%  to   1.80%  -39.25% to  -38.98%
December 31, 2007  18,581 $1.33060 to  $ 2.24766 $39,447   1.01%    1.35%  to   1.80%    7.38% to    7.86%
December 31, 2006  21,283 $1.23731 to  $ 2.08496 $42,042   1.06%    1.35%  to   1.80%   10.59% to   11.08%
December 31, 2005  23,619 $1.11720 to  $ 1.87806 $42,334   0.97%    1.35%  to   1.80%    9.50% to    9.98%

                                              PRUDENTIAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009  11,984 $1.23652 to  $ 2.40272 $25,088   2.06%    1.35%  to   1.80%   39.42% to   40.04%
December 31, 2008  13,276 $0.88692 to  $ 1.71665 $19,943   1.88%    1.35%  to   1.80%  -43.32% to  -43.07%
December 31, 2007  15,801 $1.56465 to  $ 3.01663 $41,707   1.24%    1.35%  to   1.80%    1.35% to    1.81%
December 31, 2006  20,496 $1.54375 to  $ 2.96458 $51,890   1.47%    1.35%  to   1.80%   17.83% to   18.35%
December 31, 2005  20,451 $1.31000 to  $ 2.50630 $45,457   1.39%    1.35%  to   1.80%   14.60% to   15.11%

                                         PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   8,610 $1.50037 to  $10.36252 $25,112   6.10%    1.35%  to   1.80%    3.16% to   45.21%
December 31, 2008   9,067 $1.03639 to  $ 1.28867 $11,670   8.56%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007  11,056 $1.35549 to  $ 1.68122 $18,567   7.03%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  12,641 $1.34263 to  $ 1.66129 $20,981   7.74%    1.35%  to   1.65%    8.44% to    8.77%
December 31, 2005  15,051 $1.23810 to  $ 1.52788 $22,971   6.77%    1.35%  to   1.65%    1.74% to    2.01%

                                           PRUDENTIAL STOCK INDEX PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009  19,203 $0.77191 to  $ 1.73514 $28,276   2.83%    1.35%  to   1.75%   23.91% to   24.41%
December 31, 2008  21,057 $0.62211 to  $ 1.39552 $25,023   2.27%    1.35%  to   1.75%  -38.03% to  -37.77%
December 31, 2007  24,905 $1.00244 to  $ 2.24407 $47,587   1.50%    1.35%  to   1.75%    3.28% to    3.69%
December 31, 2006  29,657 $0.96910 to  $ 2.16530 $55,272   1.58%    1.35%  to   1.75%   13.56% to   14.02%
December 31, 2005  32,972 $0.85200 to  $ 1.90012 $54,609   1.49%    1.35%  to   1.75%    2.75% to    3.14%

                                              PRUDENTIAL GLOBAL PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   4,460 $0.79182 to  $ 1.69810 $ 6,679   2.91%    1.35%  to   1.80%   29.07% to   29.63%
December 31, 2008   4,837 $0.61228 to  $ 1.31055 $ 5,626   1.83%    1.35%  to   1.80%  -43.93% to  -43.68%
December 31, 2007   5,611 $1.08987 to  $ 2.32839 $11,567   1.01%    1.35%  to   1.80%    8.51% to    9.00%
December 31, 2006   6,860 $1.00233 to  $ 2.13726 $12,725   0.64%    1.35%  to   1.80%   17.53% to   18.05%
December 31, 2005   7,150 $0.85110 to  $ 1.81132 $11,331   0.60%    1.35%  to   1.80%   14.01% to   14.53%

                                             PRUDENTIAL JENNISON PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009  16,183 $0.66747 to  $ 1.91072 $26,409   0.68%    1.35%  to   1.80%   40.50% to   41.12%
December 31, 2008  18,563 $0.47423 to  $ 1.35460 $21,442   0.53%    1.35%  to   1.80%  -38.39% to  -38.11%
December 31, 2007  22,125 $0.76811 to  $ 2.19002 $41,555   0.28%    1.35%  to   1.80%   10.01% to   10.50%
December 31, 2006  25,858 $0.69691 to  $ 1.98290 $44,625   0.28%    1.35%  to   1.80%   -0.01% to    0.44%
December 31, 2005  29,303 $0.69559 to  $ 1.97537 $51,213   0.10%    1.35%  to   1.80%   12.54% to   13.05%

                                    PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   2,118 $1.71932 to  $ 2.18866 $ 4,611   1.86%    1.35%  to   1.65%   23.15% to   23.51%
December 31, 2008   2,399 $1.39606 to  $ 1.77290 $ 4,234   1.17%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   3,135 $2.05789 to  $ 2.60699 $ 8,142   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   3,850 $2.10323 to  $ 2.65787 $10,200   0.55%    1.35%  to   1.65%   12.81% to   13.15%
December 31, 2005   4,606 $1.86435 to  $ 2.35028 $10,791   0.59%    1.35%  to   1.65%    5.52% to    5.83%

                                      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   1,706 $1.30828 to  $ 1.30828 $ 2,232   2.70%    1.40%  to   1.40%   50.29% to   50.37%
December 31, 2008   1,818 $0.65977 to  $ 0.87049 $ 1,582   1.84%    1.35%  to   1.40%  -49.42% to  -49.39%
December 31, 2007   2,261 $1.27297 to  $ 1.72087 $ 3,889   1.38%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   2,507 $1.14486 to  $ 1.54392 $ 3,864   1.14%    1.35%  to   1.65%   17.17% to   17.51%
December 31, 2005   2,807 $0.97711 to  $ 1.31451 $ 3,684   1.62%    1.35%  to   1.65%   14.16% to   14.49%

                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   3,901 $1.21705 to  $ 1.87780 $ 7,273   2.00%    1.35%  to   1.65%   23.55% to   23.93%
December 31, 2008   4,460 $0.98503 to  $ 1.51606 $ 6,720   2.32%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   5,156 $1.56731 to  $ 2.40627 $12,300   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   6,260 $1.54295 to  $ 2.36313 $14,668   1.55%    1.35%  to   1.65%   17.03% to   17.39%
December 31, 2005   7,461 $1.31837 to  $ 2.01408 $14,903   1.54%    1.35%  to   1.65%    2.23% to    2.54%

                                      A61

                              AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------     -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS          UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)     LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------    --------------------  ------- ---------- -----------------  ------------------
                                     PREMIER VIT OPCAP MANAGED PORTFOLIO CLASS 1
                   -----------------------------------------------------------------------------------
December 31, 2009   5,231    $1.01532 to  $1.47202 $ 7,697   2.44%    1.25%  to   1.65%   21.17% to   21.53%
December 31, 2008   6,018    $0.83791 to  $1.21179 $ 7,289   3.13%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   7,337    $1.19659 to  $1.72622 $12,654   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   8,463    $1.18165 to  $1.70043 $14,367   1.79%    1.35%  to   1.65%    7.87% to    8.20%
December 31, 2005  10,030    $1.09540 to  $1.57237 $15,748   1.21%    1.35%  to   1.65%    3.58% to    3.89%

                                     PREMIER VIT NACM SMALL CAP PORTFOLIO CLASS 1
                   -----------------------------------------------------------------------------------
December 31, 2009   2,340    $1.53637 to  $1.66044 $ 3,884   0.05%    1.35%  to   1.65%   13.70% to   14.04%
December 31, 2008   2,592    $1.35126 to  $1.45680 $ 3,775   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   3,078    $2.35334 to  $2.53111 $ 7,788   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   3,603    $2.37865 to  $2.55214 $ 9,189   0.00%    1.35%  to   1.65%   22.07% to   22.43%
December 31, 2005   4,416    $1.94860 to  $2.08553 $ 9,206   0.00%    1.35%  to   1.65%   -1.56% to   -1.27%

                                              AIM V.I. CORE EQUITY FUND
                   -----------------------------------------------------------------------------------
December 31, 2009   6,508    $0.88500 to  $1.67706 $10,854   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   7,327    $0.70126 to  $1.32547 $ 9,665   2.00%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   9,004    $1.02044 to  $1.92405 $17,237   1.03%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  11,153    $0.95952 to  $1.80467 $20,015   0.67%    1.35%  to   1.65%   14.81% to   15.16%
December 31, 2005   5,087    $0.83573 to  $1.56803 $ 7,967   1.45%    1.35%  to   1.65%    3.61% to    3.91%

                                 JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2009   4,393    $0.69604 to  $1.44140 $ 6,265   0.54%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   4,794    $0.51888 to  $1.07198 $ 5,101   0.72%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   6,190    $0.87503 to  $1.80324 $11,084   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   7,545    $0.77290 to  $1.58878 $11,889   0.48%    1.35%  to   1.65%    9.57% to    9.91%
December 31, 2005   8,703    $0.70539 to  $1.44650 $12,497   0.33%    1.35%  to   1.65%    2.60% to    2.90%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   -----------------------------------------------------------------------------------
December 31, 2009   3,937    $2.04970 to  $3.68158 $14,332   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   4,558    $1.16037 to  $2.07911 $ 9,376   1.19%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   5,607    $2.46327 to  $4.40276 $24,465   0.62%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   6,794    $1.95154 to  $3.47954 $23,446   1.95%    1.35%  to   1.65%   44.65% to   45.08%
December 31, 2005   7,749    $1.34919 to  $2.39973 $18,434   1.19%    1.35%  to   1.65%   30.16% to   30.54%

                                       MFS VIT RESEARCH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2009   1,248    $1.44843 to  $1.44843 $ 1,808   1.45%    1.40%  to   1.40%   28.75% to   28.75%
December 31, 2008   1,367    $1.12501 to  $1.12501 $ 1,538   0.56%    1.40%  to   1.40%  -36.97% to  -36.97%
December 31, 2007   1,759    $1.11117 to  $1.78496 $ 3,140   0.73%    1.40%  to   1.65%   11.36% to   11.63%
December 31, 2006   2,230    $0.99783 to  $1.59906 $ 3,562   0.52%    1.40%  to   1.65%    8.69% to    8.95%
December 31, 2005   2,641    $0.91808 to  $1.46772 $ 3,874   0.49%    1.40%  to   1.65%    6.06% to    6.32%

                                        MFS VIT GROWTH SERIES -- INITIAL CLASS
                   -----------------------------------------------------------------------------------
December 31, 2009   4,435    $0.79756 to  $1.48114 $ 6,551   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   4,986    $0.58889 to  $1.09086 $ 5,426   0.24%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   6,071    $0.95653 to  $1.76744 $10,697   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   7,280    $0.80244 to  $1.47914 $10,745   0.00%    1.35%  to   1.65%    6.16% to    6.45%
December 31, 2005   8,519    $0.75590 to  $1.39011 $11,821   0.00%    1.35%  to   1.65%    7.43% to    7.75%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX II PORTFOLIO (EXPIRED ON DECEMBER 11, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009       0    $0.00000 to  $0.00000 $     0   2.57%    1.35%  to   1.65%   28.76% to   28.85%
December 31, 2008   1,126    $0.55234 to  $0.71365 $   804   1.65%    1.35%  to   1.40%  -47.49% to  -47.46%
December 31, 2007   1,450    $1.02639 to  $1.35908 $ 1,971   0.00%    1.35%  to   1.65%   -5.52% to   -5.24%
December 31, 2006   1,878    $1.08635 to  $1.43500 $ 2,694   0.00%    1.35%  to   1.65%   11.39% to   11.70%
December 31, 2005   2,102    $0.97531 to  $1.28530 $ 2,701   0.00%    1.35%  to   1.65%   14.26% to   14.59%

                                            AMERICAN CENTURY VP VALUE FUND
                   -----------------------------------------------------------------------------------
December 31, 2009   1,481    $1.47454 to  $1.77852 $ 2,621   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008   1,667    $1.25041 to  $1.50461 $ 2,499   2.52%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   1,981    $1.73593 to  $2.08379 $ 4,115   1.71%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   2,607    $1.86028 to  $2.22761 $ 5,786   1.41%    1.35%  to   1.65%   16.73% to   17.08%
December 31, 2005   3,039    $1.59361 to  $1.90364 $ 5,766   0.91%    1.35%  to   1.65%    3.33% to    3.63%

                                      A62

                              AT YEAR ENDED                            FOR YEAR ENDED
                   -----------------------------------  -----------------------------------------------
                                                 NET    INVESTMENT
                   UNITS       UNIT VALUE       ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  ------- ---------- -----------------  ------------------
                                    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
                   -----------------------------------------------------------------------------------
December 31, 2009   1,702 $0.87224 to  $1.50320 $ 2,523   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   1,856 $0.61753 to  $1.06167 $ 1,943   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   2,176 $1.09168 to  $1.87203 $ 4,026   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   2,761 $0.99775 to  $1.70655 $ 4,654   0.00%    1.35%  to   1.65%    6.93% to    7.25%
December 31, 2005   3,462 $0.93308 to  $1.59202 $ 5,456   0.00%    1.35%  to   1.65%    3.08% to    3.40%

                                      PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2009   2,995 $1.56131 to  $1.64969 $ 4,934   0.49%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   3,327 $1.00550 to  $1.05981 $ 3,523   0.55%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   3,704 $1.67967 to  $1.76615 $ 6,538   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   4,519 $1.54401 to  $1.61949 $ 7,315   0.41%    1.35%  to   1.65%   12.28% to   12.61%
December 31, 2005   4,825 $1.37511 to  $1.43892 $ 6,939   0.25%    1.35%  to   1.65%   19.62% to   19.98%

                   PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (EXPIRED ON DECEMBER 20, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009       0 $0.00000 to  $0.00000 $     0   4.15%    1.35%  to   1.65%   26.23% to   26.57%
December 31, 2008   3,606 $1.12804 to  $1.15893 $ 4,148   3.94%    1.35%  to   1.65%  -22.83% to  -22.60%
December 31, 2007   4,529 $1.46175 to  $1.49727 $ 6,734   3.17%    1.35%  to   1.65%    4.18% to    4.50%
December 31, 2006   5,446 $1.40304 to  $1.43284 $ 7,753   3.34%    1.35%  to   1.65%    5.19% to    5.51%
December 31, 2005   6,305 $1.33377 to  $1.35805 $ 8,513   3.02%    1.35%  to   1.65%    5.30% to    5.62%

                                                DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2009   2,563 $0.96368 to  $0.99157 $ 2,528   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   3,060 $0.74684 to  $0.76620 $ 2,334   0.91%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   3,939 $1.27220 to  $1.30132 $ 5,105   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   4,736 $1.23605 to  $1.26051 $ 5,949   0.73%    1.35%  to   1.65%   13.13% to   13.48%
December 31, 2005   5,419 $1.09258 to  $1.11081 $ 6,001   0.95%    1.35%  to   1.65%    7.67% to    7.99%

                               ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   -----------------------------------------------------------------------------------
December 31, 2009     852 $0.56193 to  $0.57885 $   490   0.00%    1.35%  to   1.65%   34.87% to   35.31%
December 31, 2008     980 $0.41663 to  $0.42781 $   417   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   1,134 $0.70378 to  $0.72051 $   813   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   1,273 $0.62974 to  $0.64277 $   815   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%
December 31, 2005   1,549 $0.64427 to  $0.65558 $ 1,012   0.00%    1.35%  to   1.65%   12.98% to   13.30%

                                         PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
                    8,287 $1.00303 to  $1.34344 $ 9,905   1.61%    1.40%  to   1.80%   28.95% to   29.46%
December 31, 2008   9,314 $0.77637 to  $1.03785 $ 8,629   1.50%    1.40%  to   1.80%  -40.94% to  -40.71%
December 31, 2007  10,347 $1.31203 to  $1.75049 $16,236   0.78%    1.40%  to   1.80%    2.72% to    3.13%
December 31, 2006  11,247 $1.27474 to  $1.69738 $17,073   0.78%    1.40%  to   1.80%   12.99% to   13.44%
December 31, 2005  11,154 $1.12592 to  $1.49631 $14,918   0.86%    1.40%  to   1.80%    7.58% to    8.02%

                                       PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------
December 31, 2009   8,611 $1.15887 to  $1.50448 $12,502   1.50%    1.35%  to   1.80%   28.50% to   29.05%
December 31, 2008   9,556 $0.90185 to  $1.16633 $10,785   1.11%    1.35%  to   1.80%  -31.74% to  -31.43%
December 31, 2007  11,378 $1.32111 to  $1.70189 $18,750   0.66%    1.35%  to   1.80%   -5.34% to   -4.92%
December 31, 2006  14,248 $1.39567 to  $1.79078 $24,764   0.47%    1.35%  to   1.80%   12.59% to   13.08%
December 31, 2005  12,328 $1.23963 to  $1.58443 $18,844   0.50%    1.35%  to   1.80%    2.77% to    3.22%

                      PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO (EXPIRED ON DECEMBER 04, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009       0 $0.00000 to  $0.00000 $     0   3.57%    1.35%  to   1.80%   11.80% to   12.26%
December 31, 2008  26,983 $1.16793 to  $1.43946 $34,031   5.04%    1.35%  to   1.80%   -1.96% to   -1.52%
December 31, 2007  30,299 $1.19073 to  $1.46251 $38,863   4.30%    1.35%  to   1.80%    7.50% to    7.97%
December 31, 2006  34,652 $1.10710 to  $1.35502 $41,442   4.22%    1.35%  to   1.80%    1.83% to    2.30%
December 31, 2005  37,150 $1.08636 to  $1.32513 $43,643   4.76%    1.35%  to   1.80%    0.56% to    1.03%

                       PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO (EXPIRED ON NOVEMBER 13, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009       0 $0.00000 to  $0.00000 $     0   6.59%    1.40%  to   1.80%   37.29% to   37.76%
December 31, 2008   8,609 $1.02810 to  $1.11527 $ 9,226   8.14%    1.40%  to   1.80%  -26.83% to  -26.53%
December 31, 2007  10,019 $1.40501 to  $1.51804 $14,642   6.88%    1.40%  to   1.80%    1.95% to    2.36%
December 31, 2006  12,247 $1.37817 to  $1.48318 $17,521   7.35%    1.40%  to   1.80%    7.58% to    8.02%
December 31, 2005  11,538 $1.28102 to  $1.37312 $15,322   6.64%    1.40%  to   1.80%    2.21% to    2.61%

                                      A63

                              AT YEAR ENDED                               FOR YEAR ENDED
                   ------------------------------------    -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS         UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)     LOWEST -- HIGHEST    (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------   ---------------------  ------- ---------- -----------------  ------------------
                                     JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   ------------------------------------------------------------------------------------
December 31, 2009     566   $0.58877 to  $ 1.29652 $   533   0.38%    1.40%  to   1.75%   33.67% to   34.14%
December 31, 2008     662   $0.43971 to  $ 0.96655 $   479   0.58%    1.40%  to   1.75%  -40.91% to  -40.70%
December 31, 2007     774   $0.74290 to  $ 1.62992 $   926   0.55%    1.40%  to   1.75%   12.81% to   13.20%
December 31, 2006   2,952   $0.65754 to  $ 1.43985 $ 3,910   0.34%    1.40%  to   1.75%    9.22% to    9.60%
December 31, 2005   1,561   $0.60115 to  $ 1.31370 $ 1,739   0.13%    1.40%  to   1.75%    2.23% to    2.59%

                               PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   1,385   $0.70734 to  $ 1.42108 $ 1,543   0.00%    1.35%  to   1.80%   41.59% to   42.22%
December 31, 2008   1,417   $0.49862 to  $ 0.99972 $ 1,130   0.00%    1.35%  to   1.80%  -39.51% to  -39.24%
December 31, 2007   1,531   $0.82266 to  $ 1.64616 $ 1,996   0.00%    1.35%  to   1.80%   13.19% to   13.69%
December 31, 2006   1,791   $0.72531 to  $ 1.44859 $ 2,025   0.00%    1.35%  to   1.80%   -2.41% to   -1.98%
December 31, 2005   1,649   $0.74182 to  $ 1.47863 $ 1,895   0.00%    1.35%  to   1.80%   13.12% to   13.61%

                                        PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   4,007   $0.54329 to  $ 1.33420 $ 3,688   0.00%    1.35%  to   1.80%   29.16% to   29.74%
December 31, 2008   4,401   $0.41982 to  $ 1.02887 $ 3,109   0.00%    1.35%  to   1.80%  -43.58% to  -43.34%
December 31, 2007   5,266   $0.74257 to  $ 1.81642 $ 6,643   0.22%    1.35%  to   1.80%   14.14% to   14.65%
December 31, 2006   5,977   $0.64927 to  $ 1.58504 $ 6,527   0.00%    1.35%  to   1.80%   -3.67% to   -3.25%
December 31, 2005   6,188   $0.67270 to  $ 1.63898 $ 6,979   0.00%    1.35%  to   1.80%    3.41% to    3.84%

                                     SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   3,805   $0.95142 to  $ 2.08159 $ 6,160   0.74%    1.35%  to   1.80%   39.39% to   40.00%
December 31, 2008   4,497   $0.68135 to  $ 1.48767 $ 5,091   0.30%    1.35%  to   1.80%  -37.36% to  -37.08%
December 31, 2007   5,536   $1.08548 to  $ 2.36566 $ 9,816   0.26%    1.35%  to   1.80%   14.74% to   15.25%
December 31, 2006   7,525   $0.94423 to  $ 2.05363 $12,332   0.00%    1.35%  to   1.80%    7.65% to    8.13%
December 31, 2005   6,567   $0.87543 to  $ 1.90014 $ 9,620   0.00%    1.35%  to   1.80%   15.70% to   16.21%

                   PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO (EXPIRED ON NOVEMBER 20, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009       0   $0.00000 to  $ 0.00000 $     0   3.56%    1.35%  to   2.35%   16.96% to   17.94%
December 31, 2008  15,168   $1.05128 to  $ 9.33063 $18,879   3.21%    1.40%  to   2.35%  -22.04% to  -21.31%
December 31, 2007  18,008   $1.33928 to  $11.93943 $28,209   3.02%    1.40%  to   2.35%    6.86% to    7.88%
December 31, 2006  19,203   $1.24461 to  $11.14515 $27,840   3.49%    1.40%  to   2.35%    6.18% to    7.17%
December 31, 2005  21,039   $1.16409 to  $ 1.27471 $27,938   1.23%    1.40%  to   1.85%    3.99% to    4.46%

                   PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO (EXPIRED ON NOVEMBER 13, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009       0   $0.00000 to  $ 0.00000 $     0   3.02%    1.35%  to   2.35%   19.29% to   20.27%
December 31, 2008  33,413   $0.91140 to  $ 8.67879 $43,092   2.48%    1.40%  to   2.35%  -30.19% to  -29.53%
December 31, 2007  40,174   $1.29599 to  $12.38975 $72,093   2.21%    1.40%  to   2.35%    6.83% to    7.85%
December 31, 2006  42,592   $1.20428 to  $11.55811 $70,630   2.62%    1.40%  to   2.35%    8.15% to    9.17%
December 31, 2005  45,670   $1.10537 to  $ 1.38790 $67,604   0.81%    1.40%  to   1.85%    5.66% to    6.13%

                                    PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009  19,041   $0.94281 to  $ 9.89707 $31,604   2.19%    1.40%  to   2.35%   23.32% to   24.48%
December 31, 2008  20,266   $0.75897 to  $ 7.99800 $26,816   1.71%    1.40%  to   2.35%  -37.82% to  -37.24%
December 31, 2007  23,637   $1.21163 to  $12.81910 $48,721   1.45%    1.40%  to   2.35%    6.71% to    7.71%
December 31, 2006  25,947   $1.12704 to  $11.97192 $50,984   1.87%    1.40%  to   2.35%   10.30% to   11.34%
December 31, 2005  28,438   $1.01435 to  $ 1.48911 $48,063   0.52%    1.40%  to   1.85%    7.26% to    7.74%

                   PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO (EXPIRED ON NOVEMBER 13, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2009       0   $0.00000 to  $ 0.00000 $     0   1.43%    1.35%  to   1.75%   25.17% to   25.54%
December 31, 2008   2,711   $0.63456 to  $ 1.09146 $ 2,692   1.08%    1.40%  to   1.75%  -43.18% to  -42.98%
December 31, 2007   3,381   $1.11516 to  $ 1.91433 $ 5,934   0.92%    1.40%  to   1.75%    7.31% to    7.69%
December 31, 2006   3,647   $1.03769 to  $ 1.77768 $ 5,938   1.87%    1.40%  to   1.75%   12.31% to   12.70%
December 31, 2005   3,702   $0.92254 to  $ 1.57741 $ 5,285   0.16%    1.40%  to   1.75%    8.58% to    8.97%

                                     PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009   2,842   $0.68282 to  $ 1.66303 $ 3,568   2.18%    1.40%  to   1.80%   34.72% to   35.26%
December 31, 2008   3,161   $0.50582 to  $ 1.22951 $ 2,916   1.64%    1.35%  to   1.80%  -51.18% to  -50.96%
December 31, 2007   3,565   $1.03403 to  $ 2.50846 $ 6,708   0.69%    1.35%  to   1.80%   17.42% to   17.94%
December 31, 2006   3,624   $0.87888 to  $ 2.12789 $ 5,794   1.80%    1.35%  to   1.80%   18.92% to   19.44%
December 31, 2005   3,396   $0.73762 to  $ 1.78245 $ 4,577   0.55%    1.35%  to   1.80%   14.33% to   14.85%

                                      A64

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2009    2567 $ 1.00020 to  $ 1.68786 $3,658   3.13%    1.40%  to   1.80%   30.01% to   30.52%
December 31, 2008   2,902 $ 0.76784 to  $ 1.29318 $3,162   2.81%    1.40%  to   1.80%  -45.05% to  -44.83%
December 31, 2007   3,194 $ 1.39477 to  $ 2.34427 $6,327   1.67%    1.40%  to   1.80%   15.99% to   16.44%
December 31, 2006   4,332 $ 1.20011 to  $ 2.01320 $7,709   1.34%    1.40%  to   1.80%   26.81% to   27.32%
December 31, 2005   3,678 $ 0.94447 to  $ 1.58122 $4,989   0.42%    1.40%  to   1.80%   11.77% to   12.21%

                                     EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND
                   ------------------------------------------------------------------------------------
December 31, 2009       0 $ 1.01482 to  $ 1.01482 $    0   3.21%    1.75%  to   1.75%   37.98% to   37.98%
December 31, 2008       0 $ 0.73547 to  $ 0.73547 $    0   0.00%    1.75%  to   1.75%  -46.46% to  -46.46%
December 31, 2007       0 $ 1.37364 to  $ 1.37364 $    0   4.33%    1.75%  to   1.75%    4.84% to    4.84%
December 31, 2006      12 $ 1.31026 to  $ 1.31026 $   16   2.47%    1.75%  to   1.75%    7.96% to    7.96%
December 31, 2005      12 $ 1.21366 to  $ 1.21366 $   14   5.88%    1.75%  to   1.75%    3.48% to    3.48%

                                               EVERGREEN VA GROWTH FUND
                   ------------------------------------------------------------------------------------
December 31, 2009       0 $ 1.49272 to  $ 1.49272 $    0   0.00%    1.75%  to   1.75%   37.37% to   37.37%
December 31, 2008       0 $ 1.08667 to  $ 1.08667 $    0   0.00%    1.75%  to   1.75%  -42.14% to  -42.14%
December 31, 2007       0 $ 1.87820 to  $ 1.87820 $    0   0.00%    1.75%  to   1.75%    9.12% to    9.12%
December 31, 2006       7 $ 1.72118 to  $ 1.72118 $   12   0.00%    1.75%  to   1.75%    9.13% to    9.13%
December 31, 2005       7 $ 1.57716 to  $ 1.57716 $   11   0.00%    1.75%  to   1.75%    4.70% to    4.70%

                                                EVERGREEN VA OMEGA FUND
                   ------------------------------------------------------------------------------------
December 31, 2009     201 $ 1.66258 to  $ 1.69166 $  334   1.32%    1.50%  to   1.75%   41.49% to   41.84%
December 31, 2008     230 $ 1.17503 to  $ 1.19263 $  271   0.00%    1.50%  to   1.75%  -28.45% to  -28.27%
December 31, 2007     240 $ 1.64226 to  $ 1.66265 $  394   0.54%    1.50%  to   1.75%   10.02% to   10.30%
December 31, 2006     243 $ 1.49266 to  $ 1.50745 $  363   0.00%    1.50%  to   1.75%    4.20% to    4.46%
December 31, 2005     310 $ 1.43256 to  $ 1.44315 $  444   0.21%    1.50%  to   1.75%    2.06% to    2.32%

                                           EVERGREEN VA SPECIAL VALUES FUND
                   ------------------------------------------------------------------------------------
December 31, 2009      45 $ 1.49862 to  $ 1.52478 $   68   0.74%    1.50%  to   1.75%   27.16% to   27.49%
December 31, 2008      26 $ 1.17850 to  $ 1.19598 $   31   0.92%    1.50%  to   1.75%  -32.50% to  -32.32%
December 31, 2007      51 $ 1.74582 to  $ 1.76723 $   89   1.02%    1.50%  to   1.75%   -9.12% to   -8.89%
December 31, 2006     127 $ 1.92092 to  $ 1.93974 $  246   0.77%    1.50%  to   1.75%   19.46% to   19.76%
December 31, 2005     133 $ 1.60796 to  $ 1.61969 $  215   1.09%    1.50%  to   1.75%    8.86% to    9.13%

                                        EVERGREEN VA INTERNATIONAL EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2009      17 $12.50058 to  $12.68892 $  216   3.23%    1.50%  to   1.75%   13.95% to   14.23%
December 31, 2008      16 $10.97015 to  $11.10802 $  180   0.00%    1.50%  to   1.75%  -42.49% to  -42.35%
December 31, 2007      16 $19.07684 to  $19.26907 $  315   2.04%    1.50%  to   1.75%   13.01% to   13.29%
December 31, 2006      28 $16.88024 to  $17.00827 $  469   3.74%    1.50%  to   1.75%   21.05% to   21.35%
December 31, 2005      28 $13.94505 to  $14.01626 $  387   2.49%    1.50%  to   1.75%   14.01% to   14.29%

                                        EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
                   ------------------------------------------------------------------------------------
December 31, 2009      23 $12.43190 to  $12.61927 $  284   1.25%    1.50%  to   1.75%   33.72% to   34.05%
December 31, 2008      25 $ 9.29707 to  $ 9.41399 $  236   1.42%    1.50%  to   1.75%  -34.01% to  -33.84%
December 31, 2007      28 $14.08787 to  $14.22990 $  399   1.10%    1.50%  to   1.75%    6.42% to    6.68%
December 31, 2006      33 $13.23816 to  $13.33854 $  439   1.28%    1.50%  to   1.75%   10.74% to   11.01%
December 31, 2005      33 $11.95425 to  $12.01541 $  398   1.01%    1.50%  to   1.75%    7.14% to    7.41%

                      AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009     254 $ 7.55020 to  $12.21751 $2,033   2.52%    1.15%  to   2.05%   16.79% to   20.67%
December 31, 2008      70 $ 6.59044 to  $ 7.21408 $  477   1.69%    1.15%  to   2.05%  -41.88% to  -41.36%
December 31, 2007      49 $11.34013 to  $12.29954 $  583   1.24%    1.15%  to   2.05%    3.00% to    3.93%
December 31, 2006      29 $11.82341 to  $11.87604 $  339   0.72%    1.50%  to   1.75%   15.26% to   15.54%
December 31, 2005  11,426 $10.26647 to  $10.27867 $  117   0.00%    1.50%  to   1.65%    2.11% to    2.23%

                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009     301 $ 8.01628 to  $12.47459 $2,505   1.82%    1.15%  to   2.50%   14.90% to   23.81%
December 31, 2008      82 $ 6.92900 to  $ 7.53614 $  605   2.14%    1.15%  to   1.80%  -35.90% to  -35.49%
December 31, 2007      79 $10.80965 to  $11.72224 $  908   2.60%    1.15%  to   1.80%   -1.88% to   -1.25%
December 31, 2006      32 $11.85903 to  $11.91171 $  365   1.33%    1.50%  to   1.75%   14.85% to   15.13%
December 31, 2005      18 $10.32542 to  $10.34593 $  181   0.00%    1.50%  to   1.75%    2.57% to    2.78%

                                      A65

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009   1392  $ 9.24887 to  $12.39836 $13,894    1.08%   1.15%  to   2.55%   22.51% to   26.21%
December 31, 2008    262  $ 7.35331 to  $ 8.26716 $ 2,074    2.23%   1.15%  to   2.40%  -31.83% to  -27.07%
December 31, 2007    103  $11.31065 to  $12.00848 $ 1,204    5.35%   1.15%  to   2.40%    6.35% to    7.67%
December 31, 2006     12  $11.11094 to  $11.18026 $   132    0.69%   1.40%  to   1.75%    7.79% to    8.16%
December 31, 2005      5  $10.31658 to  $10.33700 $    51    0.00%   1.40%  to   1.65%    2.74% to    2.94%

                             AST COHEN & STEERS REALTY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    149  $ 7.87308 to  $14.52687 $ 1,281    2.78%   1.15%  to   2.10%   29.15% to   51.09%
December 31, 2008     70  $ 6.07516 to  $ 8.21151 $   495    4.81%   1.15%  to   1.80%  -36.20% to  -35.79%
December 31, 2007     85  $ 9.52250 to  $12.82033 $   951    4.16%   1.15%  to   1.80%  -21.36% to  -20.85%
December 31, 2006     53  $16.13799 to  $16.23834 $   832    0.84%   1.40%  to   1.75%   34.39% to   34.85%
December 31, 2005     19  $12.00823 to  $12.04155 $   227    0.00%   1.40%  to   1.75%   18.34% to   18.67%

                               AST UBS DYNAMIC ALPHA PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009   2802  $ 9.68501 to  $11.67943 $29,570    0.83%   1.15%  to   2.50%   15.87% to   20.87%
December 31, 2008  1,404  $ 8.04051 to  $ 9.52935 $12,483    0.29%   1.15%  to   2.40%  -20.61% to  -18.55%
December 31, 2007    227  $10.54506 to  $11.72906 $ 2,569    2.46%   1.15%  to   2.40%   -0.46% to    0.78%
December 31, 2006      3  $11.64691 to  $11.64691 $    38    2.23%   1.50%  to   1.50%    9.50% to    9.50%
December 31, 2005      2  $10.63623 to  $10.64464 $    23    0.00%   1.40%  to   1.50%    6.20% to    6.28%

                             AST DEAM LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    113  $ 7.82812 to  $12.77034 $   939    0.79%   1.15%  to   2.10%   15.83% to   26.46%
December 31, 2008     86  $ 6.73868 to  $ 7.95205 $   608    2.50%   1.15%  to   1.80%  -38.41% to  -38.01%
December 31, 2007     65  $10.94144 to  $12.86054 $   749    1.24%   1.15%  to   1.80%   -0.62% to    0.02%
December 31, 2006     52  $12.80982 to  $12.88954 $   601    0.43%   1.40%  to   1.75%   19.64% to   20.05%
December 31, 2005      4  $10.70700 to  $10.72814 $    43    0.00%   1.50%  to   1.75%    6.17% to    6.38%

                       AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    174  $ 7.48169 to  $12.07932 $ 1,361    0.00%   1.15%  to   2.50%   19.57% to   21.59%
December 31, 2008     29  $ 6.21411 to  $ 7.28449 $   189    0.00%   1.15%  to   2.15%  -43.75% to  -43.19%
December 31, 2007     17  $11.00942 to  $12.85490 $   197    0.00%   1.15%  to   1.80%   16.60% to   17.36%
December 31, 2006      8  $10.91273 to  $10.98080 $    85    0.00%   1.40%  to   1.75%    5.91% to    6.27%
December 31, 2005      5  $10.30402 to  $10.33264 $    56    0.00%   1.40%  to   1.75%    2.93% to    3.21%

                                  AST HIGH YIELD PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    295  $ 9.93381 to  $12.52966 $ 3,095    4.14%   1.15%  to   2.50%   25.08% to   34.28%
December 31, 2008    158  $ 7.42367 to  $ 7.97763 $ 1,243    9.02%   1.15%  to   1.80%  -26.86% to  -25.76%
December 31, 2007    147  $10.62868 to  $10.86456 $ 1,579   10.58%   1.15%  to   1.80%    0.66% to    1.31%
December 31, 2006    116  $10.68405 to  $10.75063 $ 1,243    7.09%   1.40%  to   1.75%    8.46% to    8.83%
December 31, 2005     74  $ 9.85089 to  $ 9.87825 $   726    0.10%   1.40%  to   1.75%   -1.26% to   -0.99%

                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    140  $ 7.77201 to  $12.99734 $ 1,164    0.15%   1.15%  to   2.10%   29.87% to   31.41%
December 31, 2008     69  $ 5.96393 to  $ 7.39352 $   465    0.00%   1.15%  to   1.90%  -45.14% to  -44.73%
December 31, 2007     67  $10.85969 to  $13.40975 $   825    0.00%   1.15%  to   1.80%    9.24% to    9.94%
December 31, 2006     56  $12.15183 to  $12.22751 $   650    0.00%   1.40%  to   1.75%   10.97% to   11.36%
December 31, 2005     35  $10.95012 to  $10.98052 $   385    0.00%   1.40%  to   1.75%    9.52% to    9.82%

                                 AST MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    135  $ 8.70075 to  $13.24524 $ 1,225    1.57%   1.15%  to   2.15%   32.64% to   37.31%
December 31, 2008     63  $ 6.37746 to  $ 7.22665 $   423    1.11%   1.15%  to   2.15%  -39.43% to  -38.83%
December 31, 2007     51  $10.49274 to  $11.84309 $   566    0.40%   1.15%  to   1.80%    0.93% to    1.58%
December 31, 2006     30  $11.61572 to  $11.68807 $   333    0.38%   1.40%  to   1.75%   12.28% to   12.67%
December 31, 2005     13  $10.34492 to  $10.37369 $   137    0.00%   1.40%  to   1.75%    2.78% to    3.07%

                                AST SMALL-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    180  $ 8.34836 to  $10.20589 $ 1,610    1.65%   1.15%  to   2.15%   24.33% to   25.56%
December 31, 2008    137  $ 6.69183 to  $ 8.14863 $   977    1.14%   1.15%  to   1.90%  -31.03% to  -30.52%
December 31, 2007     73  $ 9.69280 to  $11.75648 $   758    1.15%   1.15%  to   1.80%   -7.29% to   -6.69%
December 31, 2006     39  $12.55205 to  $12.63027 $   443    0.18%   1.40%  to   1.75%   17.99% to   18.39%
December 31, 2005      7  $10.63867 to  $10.66828 $    73    0.00%   1.40%  to   1.75%    5.87% to    6.17%

                                      A66

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ------------------
                      AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   376   $ 9.87807 to  $12.85313 $3,872   0.00%    1.15%  to   2.55%   27.43% to   47.70%
December 31, 2008   116   $ 6.73082 to  $ 7.74360 $  833   0.15%    1.15%  to   1.90%  -41.38% to  -40.95%
December 31, 2007   108   $11.47169 to  $13.14587 $1,339   0.00%    1.15%  to   1.80%   11.97% to   12.69%
December 31, 2006    43   $11.62213 to  $11.69442 $  467   0.00%    1.40%  to   1.75%    8.10% to    8.48%
December 31, 2005    14   $10.75090 to  $10.78065 $  150   0.05%    1.40%  to   1.75%    7.16% to    7.45%

                         AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   352   $10.37465 to  $13.49906 $3,793   0.00%    1.15%  to   2.50%   34.19% to   55.61%
December 31, 2008    91   $ 6.72291 to  $ 7.63476 $  638   0.00%    1.15%  to   1.90%  -41.90% to  -41.47%
December 31, 2007    78   $11.55954 to  $13.07586 $  965   0.00%    1.15%  to   1.80%   17.23% to   17.98%
December 31, 2006    55   $11.04128 to  $11.11019 $  596   0.00%    1.40%  to   1.75%    4.45% to    4.81%
December 31, 2005    40   $10.57054 to  $10.60000 $  428   0.00%    1.40%  to   1.75%    5.72% to    6.01%

                               AST LARGE-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   629   $ 7.07131 to  $12.74667 $4,841   2.80%    1.15%  to   1.95%   17.21% to   26.67%
December 31, 2008   594   $ 6.02732 to  $ 6.82177 $3,908   2.14%    1.15%  to   1.90%  -42.58% to  -39.90%
December 31, 2007   153   $10.48704 to  $11.82253 $1,670   1.37%    1.15%  to   1.80%   -4.71% to   -4.10%
December 31, 2006    89   $12.28149 to  $12.35800 $1,051   0.63%    1.40%  to   1.75%   16.43% to   16.83%
December 31, 2005    50   $10.54870 to  $10.57804 $  523   0.00%    1.40%  to   1.75%    4.68% to    4.97%

                          AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   348   $10.30711 to  $12.09710 $3,865   7.45%    1.15%  to   2.00%   20.56% to   33.07%
December 31, 2008   187   $ 7.75694 to  $ 8.54833 $1,586   7.72%    1.15%  to   1.80%  -24.61% to  -22.56%
December 31, 2007   164   $10.91333 to  $11.29424 $1,839   7.30%    1.15%  to   1.80%    4.20% to    4.87%
December 31, 2006    93   $10.72896 to  $10.79596 $  995   4.48%    1.40%  to   1.75%    7.92% to    8.29%
December 31, 2005    64   $ 9.94204 to  $ 9.96176 $  638   0.14%    1.50%  to   1.75%   -0.57% to   -0.37%

                            AST MARSICO CAPITAL GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   614   $ 8.02264 to  $12.72864 $5,313   0.77%    1.15%  to   2.15%   27.03% to   28.28%
December 31, 2008   338   $ 6.26305 to  $ 7.27809 $2,337   0.51%    1.15%  to   1.80%  -44.66% to  -39.89%
December 31, 2007   168   $11.52992 to  $13.09923 $2,074   0.20%    1.15%  to   1.80%   12.92% to   13.65%
December 31, 2006   123   $11.48278 to  $11.55444 $1,367   0.04%    1.40%  to   1.75%    5.40% to    5.76%
December 31, 2005    68   $10.89480 to  $10.92526 $  739   0.00%    1.40%  to   1.75%    7.59% to    7.89%

                                  AST MFS GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   138   $ 8.96358 to  $12.16473 $1,297   0.15%    1.15%  to   2.10%   21.30% to   23.13%
December 31, 2008    57   $ 7.34079 to  $ 8.28286 $  449   0.30%    1.15%  to   1.80%  -37.43% to  -37.03%
December 31, 2007    18   $11.73220 to  $13.19875 $  228   0.03%    1.15%  to   1.80%   13.06% to   13.79%
December 31, 2006    29   $11.58767 to  $11.63919 $  317   0.00%    1.50%  to   1.75%    7.78% to    8.05%
December 31, 2005    10   $10.75107 to  $10.77243 $  103   0.00%    1.50%  to   1.75%    7.12% to    7.33%

                       AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   181   $ 8.24353 to  $12.37664 $1,685   0.00%    1.15%  to   2.15%   24.05% to   28.31%
December 31, 2008   109   $ 6.83068 to  $ 8.62745 $  836   0.00%    1.15%  to   2.15%  -44.38% to  -43.83%
December 31, 2007    84   $12.23897 to  $15.39741 $1,180   0.00%    1.15%  to   1.80%   20.03% to   20.81%
December 31, 2006    51   $12.69768 to  $12.77698 $  607   0.00%    1.40%  to   1.75%   12.10% to   12.49%
December 31, 2005    16   $11.32716 to  $11.35869 $  185   0.00%    1.40%  to   1.75%   12.65% to   12.96%

                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   252   $ 8.06289 to  $13.73161 $2,160   1.69%    1.15%  to   2.00%   35.54% to   39.05%
December 31, 2008   143   $ 5.83598 to  $ 6.90162 $  900   1.73%    1.15%  to   1.80%  -43.28% to  -42.92%
December 31, 2007   129   $10.28916 to  $12.12014 $1,454   0.81%    1.15%  to   1.80%    1.34% to    1.99%
December 31, 2006    94   $11.83925 to  $11.91306 $1,084   0.39%    1.40%  to   1.75%    8.85% to    9.23%
December 31, 2005    55   $10.87658 to  $10.90682 $  604   0.00%    1.40%  to   1.75%    8.53% to    8.83%

                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   ------------------------------------------------------------------------------------
December 31, 2009   419   $10.49444 to  $11.78015 $4,866   4.82%    1.15%  to   2.10%    5.04% to    9.19%
December 31, 2008   270   $ 9.71676 to  $10.83660 $2,892   5.62%    1.15%  to   1.80%   -2.91% to   -0.03%
December 31, 2007   148   $10.66071 to  $10.86715 $1,594   5.28%    1.15%  to   1.80%    4.90% to    5.58%
December 31, 2006   110   $10.25413 to  $10.31847 $1,125   2.74%    1.40%  to   1.75%    2.04% to    2.39%
December 31, 2005    75   $10.04905 to  $10.07733 $  756   0.03%    1.40%  to   1.75%    0.50% to    0.78%

                                      A67

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                          AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     291 $ 7.27422 to  $12.91774 $  2,229   3.24%    1.15%  to   2.15%   21.19% to   27.90%
December 31, 2008      78 $ 5.98171 to  $ 6.73924 $    501   3.24%    1.15%  to   1.80%  -42.91% to  -42.55%
December 31, 2007      81 $10.47838 to  $11.75873 $    911   2.55%    1.15%  to   1.80%   -5.28% to   -4.67%
December 31, 2006      16 $12.28871 to  $12.34339 $    195   0.90%    1.50%  to   1.75%   19.27% to   19.56%
December 31, 2005       5 $10.30367 to  $10.32416 $     54   0.00%    1.50%  to   1.75%    2.22% to    2.43%

                              AST QMA US EQUITY ALPHA PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     125 $ 7.59041 to  $12.82018 $    982   1.80%    1.00%  to   1.95%   19.67% to   27.22%
December 31, 2008     100 $ 6.29304 to  $ 7.04101 $    652   2.27%    1.00%  to   1.80%  -39.80% to  -39.32%
December 31, 2007      85 $10.75145 to  $11.65038 $    931   1.94%    1.15%  to   1.80%    0.27% to    0.92%
December 31, 2006      25 $11.50163 to  $11.57321 $    272   0.55%    1.40%  to   1.75%   10.67% to   11.05%
December 31, 2005       6 $10.39288 to  $10.42169 $     66   0.00%    1.40%  to   1.75%    3.42% to    3.70%

                                      AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2009     704 $ 9.76890 to  $13.76951 $  7,797   1.19%    1.15%  to   2.55%   33.15% to   47.95%
December 31, 2008     333 $ 6.65868 to  $ 9.18555 $  2,681   0.61%    1.15%  to   1.90%  -50.92% to  -50.55%
December 31, 2007     330 $13.55366 to  $18.62348 $  5,662   0.66%    1.15%  to   1.80%   38.01% to   38.90%
December 31, 2006     235 $13.34553 to  $13.44068 $  3,031   0.27%    1.40%  to   1.80%   13.82% to   14.27%
December 31, 2005     125 $11.72986 to  $11.76236 $  1,468   0.00%    1.40%  to   1.75%   17.27% to   17.59%

                         AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   4,962 $ 9.48714 to  $12.15888 $ 50,136   1.94%    1.15%  to   2.55%   20.65% to   22.97%
December 31, 2008   1,437 $ 7.74163 to  $ 8.78196 $ 11,921   1.95%    1.15%  to   2.40%  -27.68% to  -23.34%
December 31, 2007     621 $11.09246 to  $12.03647 $  7,244   2.40%    1.15%  to   2.40%    3.82% to    5.11%
December 31, 2006      58 $11.30993 to  $11.49135 $    656   1.21%    1.50%  to   2.40%    9.86% to   10.83%
December 31, 2005       5 $10.34748 to  $10.36801 $     56   0.00%    1.50%  to   1.75%    3.18% to    3.38%

                               AST MFS GLOBAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     157 $ 9.36927 to  $13.37974 $  1,625   1.58%    1.15%  to   2.55%   29.06% to   32.83%
December 31, 2008      46 $ 7.73203 to  $ 9.03881 $    374   1.20%    1.15%  to   1.90%  -35.22% to  -34.74%
December 31, 2007      51 $11.92451 to  $13.88494 $    653   2.68%    1.15%  to   1.80%    7.46% to    8.15%
December 31, 2006      31 $12.79078 to  $12.87030 $    376   0.40%    1.40%  to   1.75%   22.17% to   22.59%
December 31, 2005      13 $10.46963 to  $10.49866 $    136   0.00%    1.40%  to   1.75%    5.05% to    5.34%

                         AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     446 $ 8.73715 to  $13.60349 $  4,142   3.19%    1.15%  to   2.55%   33.02% to   34.60%
December 31, 2008     119 $ 6.54565 to  $ 8.06508 $    847   2.58%    1.15%  to   1.90%  -42.48% to  -42.05%
December 31, 2007     101 $11.36747 to  $13.95132 $  1,284   1.73%    1.15%  to   1.80%    7.50% to    8.19%
December 31, 2006      69 $12.84720 to  $12.92733 $    848   0.74%    1.40%  to   1.75%   20.69% to   21.10%
December 31, 2005      17 $10.64502 to  $10.67460 $    181   0.00%    1.40%  to   1.75%    7.38% to    7.67%

                           AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (AVAILABLE MARCH 14, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009     245 $10.44910 to  $11.97584 $  2,848   7.36%    1.15%  to   2.15%    9.75% to   11.06%
December 31, 2008     160 $ 9.44110 to  $10.80461 $  1,667   4.52%    1.15%  to   1.80%   -5.95% to   -3.54%
December 31, 2007      92 $10.62669 to  $11.20170 $    996   2.92%    1.15%  to   1.80%    7.70% to    8.39%
December 31, 2006      58 $ 9.86229 to  $ 9.92364 $    580   1.18%    1.40%  to   1.75%    4.45% to    4.81%
December 31, 2005      26 $ 9.44213 to  $ 9.46839 $    244   0.30%    1.40%  to   1.75%   -5.10% to   -4.83%

                         AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 05, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   1,080 $ 8.06289 to  $12.72682 $  9,291   1.01%    1.15%  to   2.55%   -0.05% to   26.97%
December 31, 2008     296 $ 6.48888 to  $ 7.01024 $  1,988   0.72%    1.15%  to   2.15%  -43.54% to  -42.98%
December 31, 2007     321 $11.45397 to  $12.32551 $  3,816   0.16%    1.15%  to   1.80%    7.61% to    8.31%
December 31, 2006     201 $11.36629 to  $11.40838 $  2,245   0.00%    1.40%  to   1.75%   13.70% to   14.09%
December 31, 2005      11 $ 9.99667 to  $ 9.99933 $    109   0.00%    1.40%  to   1.75%   -0.02% to    0.00%

                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 05, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009  12,118 $ 8.62574 to  $12.32315 $112,363   1.89%    1.15%  to   2.55%   22.27% to   23.91%
December 31, 2008   7,656 $ 6.97189 to  $ 7.79077 $ 57,872   0.96%    1.15%  to   2.65%  -36.62% to  -31.11%
December 31, 2007   7,141 $11.26366 to  $12.14221 $ 84,864   0.23%    1.15%  to   2.75%    6.78% to    8.48%
December 31, 2006   3,861 $11.10359 to  $11.22130 $ 42,817   0.00%    1.40%  to   2.40%   11.02% to   12.11%
December 31, 2005      65 $10.00213 to  $10.00855 $    652   0.00%    1.50%  to   2.50%    0.04% to    0.10%

                                      A68

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 05, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009  14,229 $ 8.58144 to  $12.22943 $134,688   2.36%    0.95%  to   2.50%   21.32% to   23.19%
December 31, 2008  10,411 $ 7.20298 to  $ 7.99594 $ 80,836   1.14%    1.00%  to   2.40%  -33.43% to  -28.71%
December 31, 2007   9,980 $10.91282 to  $11.89376 $116,304   0.37%    1.00%  to   2.40%    6.64% to    7.96%
December 31, 2006   5,593 $10.92810 to  $11.04402 $ 61,064   0.00%    1.40%  to   2.40%    9.15% to   10.23%
December 31, 2005     190 $10.01214 to  $10.01855 $  1,903   0.00%    1.50%  to   2.50%    0.14% to    0.20%

                          AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 05, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009  17,628 $ 8.92139 to  $12.05401 $173,025   1.32%    0.95%  to   2.55%   -0.30% to   22.14%
December 31, 2008   6,523 $ 7.42670 to  $ 8.27064 $ 52,641   1.01%    1.15%  to   2.40%  -30.37% to  -26.37%
December 31, 2007   5,009 $11.24456 to  $11.76251 $ 58,099   0.40%    1.15%  to   2.40%    6.51% to    7.83%
December 31, 2006   1,998 $10.82085 to  $10.93553 $ 21,644   0.00%    1.40%  to   2.40%    7.97% to    9.04%
December 31, 2005     140 $10.02210 to  $10.02853 $  1,408   0.00%    1.50%  to   2.50%    0.24% to    0.30%

                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 05, 2005)
                   --------------------------------------------------------------------------------------
December 31, 2009   8,321 $ 9.68149 to  $11.61945 $ 87,353   1.01%    1.00%  to   2.50%   -0.26% to   18.91%
December 31, 2008   2,403 $ 8.57497 to  $ 9.09941 $ 21,353   0.78%    1.00%  to   2.40%  -21.37% to  -20.28%
December 31, 2007     882 $11.11502 to  $11.45988 $  9,942   0.32%    1.15%  to   2.40%    6.16% to    7.48%
December 31, 2006     431 $10.57706 to  $10.68916 $  4,569   0.00%    1.40%  to   2.40%    5.44% to    6.47%
December 31, 2005      33 $10.03209 to  $10.03852 $    334   0.00%    1.50%  to   2.35%    0.34% to    0.40%

                           AST FIRST TRUST BALANCED TARGET PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   3,171 $ 8.51674 to  $12.30994 $ 28,154   3.78%    1.15%  to   2.65%   20.65% to   22.94%
December 31, 2008   1,611 $ 7.05881 to  $ 7.34272 $ 11,611   2.06%    1.15%  to   2.65%  -36.18% to  -35.23%
December 31, 2007     993 $11.06059 to  $11.35095 $ 11,119   0.55%    1.15%  to   2.65%    5.74% to    7.32%
December 31, 2006     337 $10.52149 to  $10.59531 $  3,555   0.00%    1.50%  to   2.40%    5.24% to    5.97%

                    AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   3,465 $ 7.87730 to  $12.16947 $ 29,024   2.13%    1.00%  to   2.65%   21.40% to   24.79%
December 31, 2008   1,205 $ 6.41884 to  $ 6.74838 $  7,954   1.20%    1.15%  to   2.65%  -42.24% to  -41.38%
December 31, 2007     979 $11.11363 to  $11.52104 $ 11,130   0.29%    1.15%  to   2.65%    8.53% to   10.14%
December 31, 2006     340 $10.42368 to  $10.49631 $  3,547   0.00%    1.50%  to   2.40%    4.26% to    4.98%

                              AST ADVANCED STRATEGIES PORTFOLIO (AVAILABLE MARCH 20, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   3,810 $ 9.34808 to  $12.42655 $ 37,034   2.84%    1.00%  to   2.65%   22.94% to   24.95%
December 31, 2008   2,220 $ 7.60358 to  $ 7.98587 $ 17,350   1.77%    1.15%  to   2.65%  -31.62% to  -30.60%
December 31, 2007   1,280 $11.11930 to  $11.53588 $ 14,537   0.53%    1.15%  to   2.65%    6.67% to    8.26%
December 31, 2006     461 $10.60042 to  $10.68200 $  4,891   0.00%    1.50%  to   2.40%    6.02% to    6.84%

                          AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009     478 $ 9.36618 to  $13.17447 $  4,644   0.00%    1.15%  to   2.00%   31.92% to   51.63%
December 31, 2008     282 $ 6.21674 to  $ 6.60360 $  1,770   0.14%    1.15%  to   1.90%  -41.68% to  -38.77%
December 31, 2007      40 $11.11888 to  $11.23891 $    445   0.14%    1.15%  to   1.80%    6.31% to    7.00%
December 31, 2006      28 $10.45877 to  $10.50381 $    290   0.00%    1.15%  to   1.80%    5.22% to    5.67%

                                   AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009     540 $ 9.83880 to  $10.67105 $  5,650   0.21%    1.15%  to   2.55%   -1.87% to   -0.90%
December 31, 2008     328 $10.09598 to  $10.76754 $  3,490   2.30%    1.15%  to   2.30%    0.20% to    1.34%
December 31, 2007     122 $10.40843 to  $10.62479 $  1,284   4.67%    1.15%  to   2.40%    2.43% to    3.70%
December 31, 2006      17 $10.20125 to  $10.24522 $    173   3.26%    1.15%  to   1.80%    2.02% to    2.45%

                                 AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009     313 $ 8.64603 to  $ 8.96499 $  2,783   0.05%    1.15%  to   2.15%   31.09% to   32.39%
December 31, 2008     259 $ 6.63894 to  $ 6.77186 $  1,750   0.00%    1.15%  to   1.90%  -36.21% to  -33.33%
December 31, 2007      11 $10.42523 to  $10.53785 $    114   0.00%    1.15%  to   1.80%    5.25% to    5.93%
December 31, 2006       4 $ 9.90555 to  $ 9.94820 $     39   0.00%    1.15%  to   1.80%    0.01% to    0.43%

                             AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 01, 2006)
                   --------------------------------------------------------------------------------------
December 31, 2009   5,519 $ 9.92693 to  $12.32370 $ 59,184   0.89%    1.15%  to   2.55%   -0.63% to   15.43%
December 31, 2008     377 $ 9.41587 to  $10.69755 $  3,968   3.46%    1.15%  to   1.90%   -5.98% to   -3.37%
December 31, 2007     189 $10.95233 to  $11.07079 $  2,078   3.06%    1.15%  to   1.80%    6.38% to    7.07%
December 31, 2006      94 $10.29524 to  $10.33968 $    968   0.00%    1.15%  to   1.80%    3.25% to    3.69%

                                      A69

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                               AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 01, 2006)
                   -------------------------------------------------------------------------------------
December 31, 2009    164  $ 8.02537 to  $13.11671 $ 1,466   1.96%    1.15%  to   2.55%   27.75% to   29.64%
December 31, 2008     72  $ 6.84949 to  $ 7.03242 $   499   2.55%    1.15%  to   2.15%  -45.18% to  -44.64%
December 31, 2007     91  $12.56729 to  $12.70293 $ 1,152   1.64%    1.15%  to   1.80%   15.71% to   16.46%
December 31, 2006     27  $10.86090 to  $10.90770 $   293   0.00%    1.15%  to   1.80%    8.50% to    8.96%

                              AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 01, 2006)
                   -------------------------------------------------------------------------------------
December 31, 2009    160  $ 7.42983 to  $13.28533 $ 1,308   1.40%    1.15%  to   2.10%   30.98% to   33.75%
December 31, 2008     76  $ 5.56317 to  $ 6.16356 $   463   1.43%    1.15%  to   1.80%  -51.11% to  -44.91%
December 31, 2007     60  $12.39320 to  $12.52703 $   749   0.52%    1.15%  to   1.80%   16.94% to   17.69%
December 31, 2006     43  $10.59814 to  $10.64379 $   453   0.00%    1.15%  to   1.80%    6.07% to    6.52%

                            GARTMORE NVIT DEVELOPING MARKETS FUND (AVAILABLE MARCH 14, 2005)
                   -------------------------------------------------------------------------------------
December 31, 2009    161  $14.80944 to  $15.09299 $ 2,415   1.13%    1.40%  to   1.80%   59.36% to   59.99%
December 31, 2008    168  $ 9.31057 to  $ 9.43370 $ 1,579   0.74%    1.40%  to   1.75%  -58.59% to  -58.44%
December 31, 2007    230  $22.48208 to  $22.70075 $ 5,203   0.30%    1.40%  to   1.75%   41.03% to   41.52%
December 31, 2006     42  $15.94128 to  $16.04073 $   676   0.58%    1.40%  to   1.75%   32.27% to   32.72%
December 31, 2005     14  $12.05243 to  $12.08600 $   163   0.34%    1.40%  to   1.75%   21.98% to   22.32%

                        AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   -------------------------------------------------------------------------------------
December 31, 2009    555  $10.05881 to  $10.76877 $ 5,704   2.74%    1.15%  to   2.15%    7.80% to   10.36%
December 31, 2008     43  $ 9.12808 to  $ 9.32157 $   399   0.13%    1.30%  to   1.80%   -8.80% to   -6.61%
December 31, 2007      3  $ 9.98048 to  $ 9.98048 $    31   0.00%    1.60%  to   1.60%   -0.18% to   -0.18%

                            AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  1,117  $11.72128 to  $11.86699 $13,151   1.36%    1.15%  to   1.80%    9.34% to   10.04%
December 31, 2008  4,157  $10.72041 to  $10.78453 $44,675   0.00%    1.15%  to   1.80%    7.22% to    7.86%

                                  AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009     30  $11.03670 to  $11.08899 $   332   0.33%    1.50%  to   2.15%   -8.03% to   -7.44%
December 31, 2008      6  $12.00012 to  $12.07153 $    75   0.00%    1.50%  to   2.15%   20.02% to   20.73%

                                  AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009     14  $10.90486 to  $11.08225 $   156   0.27%    1.30%  to   2.15%   -9.64% to   -8.88%
December 31, 2008      3  $12.06868 to  $12.16291 $    41   0.00%    1.30%  to   2.15%   20.71% to   21.64%

                               AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009     79  $ 8.02826 to  $13.95016 $   651   0.69%    1.15%  to   2.50%   31.80% to   41.49%
December 31, 2008      1  $ 6.10058 to  $ 6.11016 $     5   0.00%    1.80%  to   2.15%  -40.04% to  -39.95%

                       AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009    303  $ 9.02175 to  $14.81166 $ 2,792   0.25%    1.15%  to   2.50%   47.32% to   64.95%
December 31, 2008      2  $ 5.57715 to  $ 5.57838 $    11   0.00%    1.50%  to   1.55%  -44.79% to  -44.78%

                   AST FOCUS FOUR PLUS PORTFOLIO (AVAILABLE JULY 21, 2008) (EXPIRED ON NOVEMBER 13, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0   0.05%    0.95%  to   2.50%   11.07% to   17.13%
December 31, 2008     30  $ 7.45733 to  $ 7.47907 $   222   0.00%    1.50%  to   2.15%  -25.41% to  -25.20%

                     FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  2,729  $ 8.39751 to  $12.83927 $23,605   4.92%    1.15%  to   2.40%   27.02% to   28.84%
December 31, 2008    486  $ 6.61132 to  $ 6.66608 $ 3,230   3.31%    1.15%  to   2.40%  -34.40% to  -33.86%

                          AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009    188  $ 9.46659 to  $12.77276 $ 1,808   0.58%    1.15%  to   2.15%   24.18% to   28.33%
December 31, 2008      4  $ 7.62336 to  $ 7.64561 $    30   0.00%    1.50%  to   2.15%  -24.02% to  -23.80%

                           AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  1,375  $ 8.24406 to  $12.35611 $11,560   0.44%    1.15%  to   2.50%   22.92% to   25.66%
December 31, 2008    240  $ 6.66587 to  $ 6.72112 $ 1,608   0.03%    1.15%  to   2.40%  -34.00% to  -33.45%

                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  1,753  $ 8.79604 to  $11.95029 $15,710   0.29%    1.15%  to   2.50%   19.03% to   21.99%
December 31, 2008    135  $ 7.31182 to  $ 7.37228 $   991   0.03%    1.15%  to   2.40%  -27.47% to  -26.87%

                                      A70

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                         AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009    810  $ 8.78979 to  $12.26108 $ 7,410    0.23%   1.15%  to   2.40%   22.11% to   25.23%
December 31, 2008     61  $ 7.11750 to  $ 7.16470 $   435    0.01%   1.15%  to   2.15%  -29.61% to  -29.15%

                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009  2,050  $ 9.13296 to  $11.87199 $19,145    0.20%   1.15%  to   2.40%   18.43% to   22.22%
December 31, 2008    238  $ 7.57974 to  $ 7.64237 $ 1,815    0.01%   1.15%  to   2.40%  -24.87% to  -24.25%

                     AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 01,2008)
                   -------------------------------------------------------------------------------------
December 31, 2009    504  $ 8.84522 to  $11.98361 $ 4,585    0.33%   0.95%  to   2.40%   18.39% to   20.09%
December 31, 2008     44  $ 7.47127 to  $ 7.53310 $   330    0.01%   1.15%  to   2.40%  -26.05% to  -25.44%

                                              PROFUND VP CONSUMER SERVICES
                   -------------------------------------------------------------------------------------
December 31, 2009     26  $ 9.08577 to  $ 9.08577 $   238    0.00%   1.50%  to   1.50%   28.87% to   28.87%

                                          PROFUND VP CONSUMER GOODS PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2009     26  $ 9.19832 to  $ 9.19832 $   242    1.51%   1.50%  to   1.50%   19.77% to   19.77%

                                                 PROFUND VP FINANCIALS
                   -------------------------------------------------------------------------------------
December 31, 2009     62  $ 5.98047 to  $ 5.98047 $   372    2.43%   1.50%  to   1.50%   13.31% to   13.31%

                                                 PROFUND VP HEALTH CARE
                   -------------------------------------------------------------------------------------
December 31, 2009     32  $ 9.82996 to  $ 9.82996 $   313    0.89%   1.50%  to   1.50%   17.79% to   17.79%

                                    PROFUND VP INDUSTRIALS (AVAILABLE MAY 01, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2009     41  $ 7.46270 to  $ 7.46270 $   304    1.28%   1.50%  to   1.50%   22.27% to   22.27%
December 31, 2008      1  $ 6.10367 to  $ 6.10367 $     6    0.16%   1.50%  to   1.50%  -39.96% to  -39.96%

                                               PROFUND VP MID-CAP GROWTH
                   -------------------------------------------------------------------------------------
December 31, 2009      7  $ 8.37491 to  $ 8.45797 $    62    0.00%   1.50%  to   2.10%   35.47% to   36.27%

                                                PROFUND VP MID-CAP VALUE
                   -------------------------------------------------------------------------------------
December 31, 2009     10  $ 8.34400 to  $ 8.34400 $    85    1.42%   1.50%  to   1.50%   28.94% to   28.94%

                                                 PROFUND VP REAL ESTATE
                   -------------------------------------------------------------------------------------
December 31, 2009     18  $ 6.91515 to  $ 6.96107 $   122    3.45%   1.50%  to   1.90%   25.51% to   26.01%

                                               PROFUND VP SMALL-CAPGROWTH
                   -------------------------------------------------------------------------------------
December 31, 2009      4  $ 8.47414 to  $ 8.47414 $    35    0.00%   1.50%  to   1.50%   24.31% to   24.31%

                                               PROFUND VP SMALL-CAP VALUE
                   -------------------------------------------------------------------------------------
December 31, 2009      2  $ 8.52534 to  $ 8.52534 $    20    0.41%   1.50%  to   1.50%   18.62% to   18.62%

                                             PROFUND VP TELECOMMUNICATIONS
                   -------------------------------------------------------------------------------------
December 31, 2009     29  $ 7.69379 to  $ 7.69379 $   221   11.48%   1.50%  to   1.50%    5.73% to    5.73%

                                                  PROFUND VP UTILITIES
                   -------------------------------------------------------------------------------------
December 31, 2009     23  $ 7.82890 to  $ 7.88054 $   181    6.24%   1.50%  to   1.90%    8.67% to    9.10%

                                              PROFUND VP LARGE-CAP GROWTH
                   -------------------------------------------------------------------------------------
December 31, 2009      8  $ 8.51005 to  $ 8.59420 $    65    0.00%   1.50%  to   2.10%   27.07% to   27.82%

                                               PROFUND VP LARGE-CAP VALUE
                   -------------------------------------------------------------------------------------
December 31, 2009     15  $ 7.38987 to  $ 7.38987 $   111    1.33%   1.50%  to   1.50%   17.70% to   17.70%

                                AST BOND PORTFOLIO 2020 (AVAILABLE ON JANUARY 02, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2009      0  $ 0.00000 to  $ 0.00000 $     0    0.00%   1.30%  to   2.15%   -6.43% to   -5.91%

                        AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2009     11  $10.29877 to  $10.30741 $   109    0.00%   1.15%  to   1.80%    1.51% to    1.59%

                                      A71

                              AT YEAR ENDED                                 FOR YEAR ENDED
                   ------------------------------------        ----------------------------------------------
                                                         NET   INVESTMENT
                   UNITS              UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)         LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------       ----------------------  ------ ---------- -----------------  -----------------
                     AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE ON NOVEMBER 16, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009     4         $10.29227 to  $10.29766  $ 42    0.00%    1.15%  to   1.55%  2.06%  to   2.11%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE ON DECEMBER 11, 2009)
                   -----------------------------------------------------------------------------------
December 31, 2009    96         $10.09539 to  $10.09567  $973    0.00%    1.35%  to   1.40%  0.28%  to   0.28%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

                                      A72

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------
   0.95%     Premier Bb Series -- No Optional Benefits
   1.15%     Premier B Series -- No Optional Benefits
   1.20%     Premier Bb Series with HAV
   1.30%     Premier Bb Series -- with HD GRO
   1.35%     Discovery Choice Basic -- No Optional Benefits
             Premier Bb Series -- with HAV
   1.40%     No Optional Benefits
              Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
              Strategic Partners Annuity One Enhanced III -- Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced -- Non Bonus Version
              Strategic Partners Plus Enhanced III -- Non Bonus Version
              Strategic Partners Advisor
             Premier B Series with HAV
   1.50%     No Optional Benefits
              Strategic Partners Annuity One Enhanced -- Bonus Version
              Strategic Partners Annuity One Enhanced III -- Bonus Version
              Strategic Partners Plus Enhanced -- Bonus Version
              Strategic Partners Plus Enhanced III -- Bonus Version
              Premier L Series
             Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series -- No Optional Benefits
             Premier B Series with HAV
             Premier Bb Series with LT5 or HD5
             Premier Bb Series with HD GRO
             Premier Bb Series with HD GRO and HAV
   1.60%     No Optional Benefits
              Strategic Partners FlexElite
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
              Strategic Partners Plus
              Strategic Partners Plus Enhanced -- Non Bonus Version
   1.65%     Discovery Choice Enhanced -- No Optional Benefit
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III -- Non Bonus Version
              Strategic Partners Plus Enhanced III -- Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up
   1.70%     GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced -- Bonus Version
              Strategic Partners Plus Enhanced -- Bonus Version

                                      A73

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
             GMDB with-Greater of Roll Up and Step Up
              Strategic Partners Annuity One
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
              Strategic Partners Plus Enhanced -- Non Bonus Version
             GMDB with Step Up and Roll Up
              Strategic Partners Plus
              Strategic Partners Plus Enhanced -- Non Bonus Version
             Premier Bb Series with SLT5 and GMIB and HAV
   1.75%     Premier B Series with LT5 or HD5 or HD GRO
             GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III -- Bonus Version
              Strategic Partners Plus Enhanced III -- Bonus Version
             Premier B Series with HD GRO and HAV
             Premier L Series with HAV
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced -- Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced -- Bonus Version with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HAV
             Premier Bb Series with LT5 or HD5 and HAV
             Premier Bb Series with HD GRO and HAV
   1.85%     Premier L Series with HD GRO
   1.90%     Premier B Series with SLT5
             Premier L Series with HAV
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
   1.95%     Premier Bb Series with GMIB and HDV or Combo
             Premier X Series with HAV
             Premier Bb Series with HD GRO and HAV
   2.00%     With LT5 or HD5
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
              Strategic Partners Annuity One Enhanced III -- Non Bonus Version
              Strategic Partners Plus Enhanced -- Non Bonus Version
              Strategic Partners Plus Enhanced III -- Non Bonus Version
              Strategic Partners Advisor
             Premier B Series with LT5
             Premier B Series with HD5 and HAV
             Premier B Series with HD GRO and HAV
   2.10%     With LT5 or HD5
              Strategic Partners Annuity One Enhanced -- Bonus Version
              Strategic Partners Annuity One Enhanced III -- Bonus Version
              Strategic Partners Plus Enhanced -- Bonus Version
              Strategic Partners Plus Enhanced III -- Bonus Version
              Premier L Series
             Premier L Series with HD GRO
             Premier L Series with HD GRO and HAV
   2.15%     With SLT5
              Strategic Partners Annuity One Enhanced III -- Non Bonus Version
              Strategic Partners Plus Enhanced III -- Non Bonus Version
             Premier B Series with HD GRO and HAV
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier X Series with HD GRO and HAV
   2.20%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
              Strategic Partners Plus Enhanced -- Non Bonus Version
   2.25%     With SLT5
              Premier L Series
              Strategic Partners Annuity One Enhanced III -- Bonus Version
              Strategic Partners Plus Enhanced III -- Bonus Version

                                      A74

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III -- Non Bonus Version
              Strategic Partners Plus Enhanced III -- Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced -- Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One Enhanced -- Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced -- Bonus Version
              Strategic Partners Plus Enhanced -- Bonus Version
   2.35%     With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
              Strategic Partners Annuity One Enhanced III -- Bonus Version
              Strategic Partners Plus Enhanced III -- Bonus Version
             Premier L Series with LT5
             Premier L Series with HD5 and HAV
             Premier L Series with HD GRO and HAV
   2.40%     With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
              Strategic Partners Annuity One Enhanced -- Bonus Version
             With LT5 or HD5 and GMDB with Step Up and Roll Up
              Strategic Partners Plus Enhanced -- Bonus Version
             Premier X Series with LT5
             Premier X Series with HD5 and HAV
             Premier X Series with HD GRO and HAV
   2.50%     Premier L Series with HD GRO and HAV
   2.55%     Premier X Series with HD GRO and HAV

        C.  WITHDRAWAL CHARGES

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 9%. The charge is assessed through the redemption of units.

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option, the fee is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

                                      A75

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

        Policy loans--represent amounts borrowed by contractholders using the policy as the security for the loan.

        Policy loan repayments and interest--represent payments made by contractholders to reduce the total outstanding policy loan balance.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in
Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2010

                                      A77

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2009 and 2008

                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
Financial Statements                                                      Number
--------------------                                                      ------
Management's Annual Report on Internal Control Over Financial Reporting    F-2

Report of Independent Registered Public Accounting Firm                    F-3

Financial Statements:

Statements of Financial Position - December 31, 2009 and 2008              F-4

Statements of Operations and Comprehensive Income
Years ended December 31, 2009, 2008 and 2007                               F-5

Statements of Stockholder's Equity
Years ended December 31, 2009, 2008 and 2007                               F-6

Statements of Cash Flows
Years ended December 31, 2009, 2008 and 2007                               F-7

Notes to Financial Statements                                              F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2009, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2009.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 12, 2010

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2009 and December 31, 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009. Also, the Company adopted a framework for measuring fair value on January 1, 2008, and changed its method of accounting for uncertainty in income taxes, and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2010

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2009 and 2008 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                 2009       2008
                                                                              ---------- ----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2009 - $
  1,028,386; 2008- $865,995)................................................. $1,054,380 $  796,022
Equity securities available for sale, at fair value (cost, 2009 - $4,003;
  2008: $4,143)..............................................................      3,826      2,809
Policy loans.................................................................    169,835    169,924
Short-term investments.......................................................     27,976      8,137
Commercial mortgage loans....................................................    167,935    147,395
Other long-term investments..................................................      8,309      7,797
                                                                              ---------- ----------
   Total investments.........................................................  1,432,261  1,132,084
Cash and cash equivalents....................................................     32,601     69,811
Deferred policy acquisition costs............................................    305,617    326,806
Accrued investment income....................................................     16,833     15,025
Reinsurance recoverables.....................................................    322,530    301,336
Receivables from parent and affiliates.......................................     33,511     50,377
Deferred sales inducements...................................................     30,265     28,014
Other assets.................................................................      4,861      4,226
Separate account assets......................................................  3,261,890  2,306,566
                                                                              ---------- ----------
TOTAL ASSETS                                                                  $5,440,369 $4,234,245
                                                                              ========== ==========

LIABILITIES AND EQUITY
Liabilities
Policyholders' account balances.............................................. $1,025,018 $  910,344
Future policy benefits and other policyholder liabilities....................    460,433    458,129
Cash collateral for loaned securities........................................     21,132     16,131
Securities sold under agreement to repurchase................................     11,540     22,496
Income taxes payable.........................................................     97,284     66,793
Short-term debt to affiliates................................................         --        100
Payables to parent and affiliates............................................      4,194      9,822
Other liabilities............................................................     45,226     29,546
Separate account liabilities.................................................  3,261,890  2,306,566
                                                                              ---------- ----------
Total liabilities                                                             $4,926,717 $3,819,927
                                                                              ---------- ----------

Commitments and Contingent Liabilities (See Note 12)

Equity
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000
  shares, issued and outstanding)............................................      2,000      2,000
Additional paid-in capital...................................................    168,998    168,998
Retained earnings............................................................    332,718    273,964
Accumulated other comprehensive income (loss)................................      9,936    (30,644)
                                                                              ---------- ----------
Total equity                                                                     513,652    414,318
                                                                              ---------- ----------
TOTAL LIABILITIES AND EQUITY                                                  $5,440,369 $4,234,245
                                                                              ========== ==========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2009, 2008 and 2007 (in thousands)
--------------------------------------------------------------------------------

                                                                             2009      2008      2007
                                                                           --------  --------  --------
REVENUES

Premiums.................................................................. $ 17,031  $ 14,903  $ 12,442
Policy charges and fee income.............................................   69,234    75,712    76,851
Net investment income.....................................................   69,944    68,001    66,705
Asset administration fees.................................................    7,114     7,395     6,968
Other income..............................................................    4,779     5,154     4,203
Realized investment gains/(losses), net;
   Other-than-temporary impairments on fixed maturity securities..........  (14,461)   (9,149)     (572)
   Other-than-temporary impairments on fixed maturity securities
     transferred to Other Comprehensive Income............................    8,391        --        --
   Other realized investment gains (losses), net..........................   19,584   (17,806)   (1,629)
                                                                           --------  --------  --------
       Total realized investment gains (losses), net......................   13,514   (26,955)   (2,201)
                                                                           --------  --------  --------
Total revenues............................................................  181,616   144,210   164,968
                                                                           --------  --------  --------

BENEFITS AND EXPENSES

Policyholders' benefits...................................................   26,062    30,454    16,747
Interest credited to policyholders' account balances......................   38,735    30,684    31,525
Amortization of deferred policy acquisition costs.........................   22,842    21,812    35,447
General, administrative and other expenses................................   17,950    35,437    25,500
                                                                           --------  --------  --------

Total benefits and expenses...............................................  105,589   118,387   109,219
                                                                           --------  --------  --------

Income from operations before income taxes................................   76,027    25,823    55,749

Income Taxes:
   Current................................................................   20,362     1,033    12,044
   Deferred...............................................................      644     3,085     3,502
                                                                           --------  --------  --------
Income tax expense........................................................   21,006     4,118    15,546
                                                                           --------  --------  --------

NET INCOME................................................................   55,021    21,705    40,203
                                                                           --------  --------  --------

Change in net unrealized investment gains/(losses) and changes in foreign
  currency translation, net of taxes......................................   44,313   (33,826)     (849)
                                                                           --------  --------  --------

COMPREHENSIVE INCOME (LOSS)............................................... $ 99,334  $(12,121) $ 39,354
                                                                           ========  ========  ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Stockholder's Equity
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

                                                                       Accumulated Other Comprehensive Income (Loss)
                                                                       --------------------------------------------
                                                                                                         Total
                                                                         Foreign          Net         Accumulated
                                                  Additional            Currency      Unrealized         Other
                                           Common  Paid-in-  Retained  Translation    Investment     Comprehensive    Total
                                           Stock   Capital   Earnings  Adjustments    Gain (Loss)    Income (Loss)    Equity
                                           ------ ---------- --------  -----------    -----------    -------------   --------
Balance, December 31, 2006................ $2,000  $168,689  $212,518     $ 29         $  4,002        $  4,031      $387,238

Net Income................................     --        --    40,203       --               --              --        40,203

Stock-based compensation programs.........     --       309        --       --               --              --           309

Cumulative effect of changes in
  accounting principles, net of taxes.....     --        --      (462)      --               --              --          (462)

Change in foreign currency translation
  adjustments, net of taxes...............     --        --        --       79               --              79            79

Change in net unrealized investment gains/
  (losses), net of taxes..................     --        --        --       --             (928)           (928)         (928)
                                           ------  --------  --------     ----         --------        --------      --------
Balance, December 31, 2007................ $2,000  $168,998  $252,259     $108         $  3,074        $  3,182      $426,439
                                           ------  --------  --------     ----         --------        --------      --------

Net income................................                     21,705                                                  21,705

Change in foreign currency translation
  adjustments, net of taxes...............     --        --        --      (82)              --             (82)          (82)

Change in net unrealized investment gains/
  (losses), net of taxes..................     --        --        --       --          (33,744)        (33,744)      (33,744)
                                           ------  --------  --------     ----         --------        --------      --------
Balance, December 31, 2008................ $2,000  $168,998  $273,964     $ 26         $(30,670)       $(30,644)     $414,318
                                           ------  --------  --------     ----         --------        --------      --------

Net income................................                     55,021                                                  55,021

Contributed Capital.......................     --        --        --       --               --              --            --

Change in foreign currency translation
  adjustments, net of taxes...............     --        --        --       40               --              40            40

Impact of adoption of new guidance for
  other-than-temporary impairments of
  debt securities, net of taxes...........                      3,733                    (3,733)         (3,733)           --

Change in net unrealized investment gains/
  (losses), net of taxes..................     --        --        --       --           44,273          44,273        44,273
                                           ------  --------  --------     ----         --------        --------      --------
Balance, December 31, 2009................ $2,000  $168,998  $332,718     $ 66         $  9,870        $  9,936      $513,652
                                           ======  ========  ========     ====         ========        ========      ========

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007 (in thousands)
--------------------------------------------------------------------------------

                                                                            2009       2008       2007
                                                                         ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:

   Net income........................................................... $  55,021  $  21,705  $  40,203
   Adjustments to reconcile net income to net cash from (used in)
     operating activities:..............................................
       Policy charges and fee income....................................   (15,597)   (20,623)   (18,072)
       Interest credited to policyholders' account balances.............    38,735     30,685     31,525
       Realized investment losses/(gains), net..........................   (13,514)    26,955      2,201
       Amortization and other non-cash items............................      (271)    (1,115)      (785)
       Change in:.......................................................
          Future policy benefits and other insurance liabilities........    25,481    134,888     62,600
          Reinsurance recoverable.......................................   (21,194)  (114,749)   (51,577)
          Accrued investment income.....................................    (1,809)      (842)      (583)
          Receivables from parent and affiliates........................    15,115     (4,125)   (14,183)
          Payable to parent and affiliates..............................    (5,628)     1,518      5,927
          Deferred policy acquisition costs.............................   (34,550)   (11,286)   (15,117)
          Income taxes payable..........................................     6,631     (1,323)      (828)
          Deferred sales inducements....................................    (8,689)    (6,959)    (5,869)
          Other, net....................................................    (7,364)    (7,561)   (12,714)
                                                                         ---------  ---------  ---------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES..........................    32,367     47,168     22,728
                                                                         ---------  ---------  ---------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity/prepayment of:.......................
       Fixed maturities available for sale..............................   254,335    248,848    276,137
       Policy loans.....................................................    20,554     18,682     18,356
       Commercial mortgage loans........................................    10,212      2,571      1,003
   Payments for the purchase of:........................................
       Fixed maturities available for sale..............................  (412,550)  (234,739)  (254,782)
       Policy loans.....................................................   (13,030)   (14,948)   (16,983)
       Commercial mortgage loans........................................   (31,684)   (44,424)   (54,057)
   Notes receivable from parent and affiliates, net.....................     2,907     (3,417)   (10,060)
   Other long term investments, net.....................................       850     (1,870)    (3,043)
   Short term investments, net..........................................   (19,825)     4,227     (1,123)
                                                                         ---------  ---------  ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES..........................  (188,231)   (25,070)   (44,552)
                                                                         ---------  ---------  ---------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:

   Policyholders' account deposits......................................   335,906    209,422    110,759
   Policyholders' account withdrawals...................................  (213,085)  (133,752)  (152,695)
   Net change in securities sold under agreement to repurchase and
     cash collateral for loaned securities..............................    (5,954)    (2,054)     8,464
   Net change in financing arrangements (maturities 90 days or
     less)..............................................................     1,787    (59,088)    28,938
                                                                         ---------  ---------  ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES..........................   118,654     14,528     (4,534)
                                                                         ---------  ---------  ---------

   Net increase (decrease) in cash and cash equivalents.................   (37,210)    36,626    (26,358)
   Cash and cash equivalents, beginning of year.........................    69,811     33,185     59,543
                                                                         ---------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................. $  32,601  $  69,811  $  33,185
                                                                         =========  =========  =========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid....................................................... $  14,375  $   5,441  $  16,373
                                                                         ---------  ---------  ---------

Interest paid........................................................... $       7  $     556  $     536
                                                                         ---------  ---------  ---------

                       See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the "Company," is a wholly owned subsidiary of the Pruco Life Insurance Company, or "Pruco Life," which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance." Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial."

Basis of Presentation

The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company's principal investment are fixed maturities; equity securities; commercial mortgage loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company's adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders' dividends that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)". The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Commercial mortgage loans are carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company's assessment as to the collectability of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses, considers the current credit composition of the portfolio, based on an internal quality ratings, as well as, property type diversification, the Company's past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage can increase or decrease from period to period based on these factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in "Realized investment gains (losses), net."

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase, agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long term investments consist of the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value and fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in "Realized investment gains (losses), net." When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as a cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets," at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


Adoption of New Accounting Pronouncements

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended
December 31, 2009, and the adoption did not have a material impact on the Company's financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $3.7 million. The disclosures required by this new guidance are provided in Note 3. See "Investments and Investment-Related Liabilities" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company's adoption of this guidance effective September 30, 2008 did not have a material effect on the Company's financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
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2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective
January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 9 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company's adoption of this guidance effective January 1, 2007 did not have a material effect on the Company's financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on certain internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

Future Adoption of New Accounting Pronouncements

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity ("VIE"). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company's adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company's financial position, results of operations and financial statement disclosures.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company's financial position, results of operations and financial statement disclosures.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                                December 31, 2009
                                                             ------------------------------------------------------
                                                                                                         Other-than-
                                                                          Gross      Gross                temporary
                                                             Amortized  Unrealized Unrealized            impairments
                                                               Cost       Gains      Losses   Fair Value in AOCI (3)
                                                             ---------- ---------- ---------- ---------- -----------
                                                                                 (in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies.................................. $   69,978  $   809    $   268   $   70,519  $     --
Obligations of U.S. states and their political subdivisions.         --       --         --           --        --
Foreign government bonds....................................     22,188    1,232        272       23,148        --
Corporate securities........................................    667,718   27,475      5,101      690,092      (681)
Asset-backed securities(1)..................................     62,273    1,132      6,560       56,845    (9,940)
Commercial mortgage-backed securities.......................     91,971    2,220        725       93,466        --
Residential mortgage-backed securities(2)...................    114,258    6,465        413      120,310      (626)
                                                             ----------  -------    -------   ----------  --------
Total fixed maturities, available for sale.................. $1,028,386  $39,333    $13,339   $1,054,380  $(11,247)
                                                             ==========  =======    =======   ==========  ========

Equity securities, available for sale....................... $    4,003  $   129    $   306   $    3,826  $     --
                                                             ==========  =======    =======   ==========  ========

--------
(1)Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


                                                                                     December 31, 2008
                                                                         ------------------------------------------
                                                                                     Gross      Gross
                                                                         Amortized Unrealized Unrealized
                                                                           Cost      Gains      Losses   Fair Value
                                                                         --------- ---------- ---------- ----------
                                                                                       (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities
  and agencies.......................................................... $ 30,556   $ 3,721    $    --    $ 34,277
Foreign government bonds................................................    9,391       573          7       9,957
Corporate securities....................................................  498,380     3,203     49,346     452,237
Asset-backed securities.................................................  103,724     1,582     18,827      86,479
Commercial mortgage-backed securities...................................  104,156       157     15,110      89,203
Residential mortgage-backed securities..................................  119,788     5,064        983     123,869
                                                                         --------   -------    -------    --------
Total fixed maturities, available for sale.............................. $865,995   $14,300    $84,273    $796,022
                                                                         ========   =======    =======    ========

Equity securities, available for sale................................... $  4,143   $    --    $ 1,334    $  2,809
                                                                         ========   =======    =======    ========

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, are as follows:

                                                  Available for Sale
                                               -------------------------
                                               Amortized Cost Fair Value
                                               -------------- ----------
                                                    (in thousands)
       Due in one year or less................   $   47,396   $   48,112
       Due after one year through five years..      317,721      330,885
       Due after five years through ten years.      300,083      309,728
       Due after ten years....................       94,684       95,034
       Asset-backed securities................       62,273       56,845
       Commercial mortgage-backed securities..       91,971       93,466
       Residential mortgage-backed securities.      114,258      120,310
                                                 ----------   ----------
          Total...............................   $1,028,386   $1,054,380
                                                 ==========   ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Other Long term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                       2009    2008
                                                      ------ -------
                                                      (in thousands)
           Company's investment in Separate accounts. $2,213 $ 2,829
           Joint ventures and limited partnerships...  6,096   6,171
           Derivatives...............................     --  (1,203)
                                                      ------ -------
           Total other long- term investments........ $8,309 $ 7,797
                                                      ------ -------

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Commercial Mortgage Loans

The Company's commercial mortgage loans are comprised as follows at December 31:

                                                    2009                  2008
                                            --------------------  --------------------
                                                Amount     % of       Amount     % of
                                            (in thousands) Total  (in thousands) Total
                                            -------------- -----  -------------- -----
Commercial mortgage loans by property type
Industrial buildings.......................    $ 36,102     21.2%    $ 36,439     24.5%
Retail stores..............................      36,941     21.7%      14,453      9.7%
Apartment complexes........................      15,886      9.3%      16,387     11.0%
Office buildings...........................      19,179     11.3%      21,505     14.5%
Agricultural properties....................      16,905     10.0%      15,980     10.7%
Hospitality................................      10,399      6.1%          --      -- %
Other......................................      34,902     20.4%      44,075     29.6%
                                               --------    -----     --------    -----

Total collateralized loans.................     170,314    100.0%     148,839    100.0%
                                                           =====                 =====
Valuation allowance........................      (2,379)               (1,444)
                                               --------              --------

Total net commercial mortgage loans........     167,935               147,395
                                               --------              --------

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%) and New York (10%) at December 31, 2009.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                       2009    2008
                                                      ------  ------
                                                      (in thousands)
             Allowance for losses, beginning of year. $1,444  $  560
             Addition to allowance for losses........    935     884
                                                      ------  ------
             Allowance for losses, end of year....... $2,379  $1,444
                                                      ======  ======

Non-performing commercial mortgage identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                               2009    2008
                                                                              ------   ----
                                                                              (in thousands)
Non-performing commercial mortgage and other loans with allowance for losses. $4,347   $--
Non-performing commercial mortgage and other loans with no allowance for
  losses.....................................................................     --    --
Allowance for losses, end of year............................................   (482)   --
                                                                              ------   ---

Net carrying value of non-performing commercial mortgage and other loans..... $3,865   $--
                                                                              ======   ===

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $2.2 million for the year ended December 31, 2009. Net investment income recognized on these loans totaled less than $0.1 million for the year ended December 31, 2009. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                          2009      2008      2007
                                                                        --------  --------  --------
                                                                               (in thousands)
Fixed maturities, available for sale:

   Proceeds from sales................................................. $ 59,587  $206,732  $201,990
   Proceeds from maturities/repayments.................................  194,623    42,743    65,674
   Gross investment gains from sales, prepayments and maturities.......    1,540     1,108     2,161
   Gross investment losses from sales and maturities...................   (3,027)   (2,539)     (624)

Fixed maturity and equity security impairments:

   Net writedowns for other-than-temporary impairment losses on fixed
     maturities recognized in earnings (1)............................. $ (6,070) $ (9,149) $   (572)

   Writedowns for other-than-temporary impairment losses on equity
     securities........................................................ $   (139) $     --  $     --

1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

                                                                                 Year Ended
                                                                                December 31,
                                                                                    2009
                                                                               --------------
                                                                               (in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in
  OCI

Balance, beginning of period..................................................     $   --
Credit losses remaining in retained earnings related to adoption of new
  authoritative guidance on January 1, 2009...................................      2,361
Credit loss impairments previously recognized on securities which matured,
  paid down, prepaid or were sold during the period...........................       (603)
Credit loss impairments previously recognized on securities impaired to fair
  value during the period (1).................................................         --
Credit loss impairment recognized in the current period on securities not
  previously impaired.........................................................      2,557
Additional credit loss impairments recognized in the current period on
  securities previously impaired..............................................      2,563
Increases due to passage of time on previously recorded credit losses.........        546
Accretion of credit loss impairments previously recognized due to an increase
  in cash flows expected to be collected......................................          7
                                                                                   ------

Balance, December 31, 2009....................................................     $7,431
                                                                                   ======

(1)Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                   2009     2008     2007
                                                 -------  -------  -------
                                                       (in thousands)
    Fixed maturities, available for sale........ $53,615  $52,035  $52,845
    Equity securities, available for sale.......     218      263      299
    Commercial mortgage loans...................   9,822    8,216    4,641
    Policy loans................................   9,177    9,187    8,863
    Short-term investments and cash equivalents.     434    1,455    3,356
    Other long-term investments.................    (666)      (2)     452
                                                 -------  -------  -------

    Gross investment income.....................  72,600   71,154   70,456
    Less investment expenses....................  (2,656)  (3,153)  (3,751)
                                                 -------  -------  -------
    Net investment income....................... $69,944  $68,001  $66,705
                                                 =======  =======  =======

Carrying value for non-income producing assets included in fixed maturities totaled $2 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                 2009     2008      2007
                                               -------  --------  -------
                                                     (in thousands)
      Fixed maturities........................  (7,557)  (10,575)     965
      Equity securities.......................    (138)       --       --
      Commercial mortgage loans...............    (935)     (884)    (457)
      Joint ventures and limited partnerships.    (124)       --       --
      Derivatives (1).........................  22,268   (15,496)  (2,709)
                                               -------  --------  -------
      Realized investment (losses), net....... $13,514  $(26,955) $(2,201)
                                               =======  ========  =======

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

  Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                       Accumulated
                                                                                          Other
                                                                                      Comprehensive
                                             Net      Deferred                        Income (Loss)
                                         Unrealized    Policy    Policy    Deferred   Related To Net
                                            Gains    Acquisition Holders  Income Tax    Unrealized
                                         (Losses) On  Costs and  Account  (Liability)   Investment
                                         Investments Other Costs Balance    Benefit   Gains (Losses)
                                         ----------- ----------- -------  ----------- --------------
                                                               (in thousands)
Balance, December 31, 2008..............  $     --     $   --    $    --    $    --      $    --
Cumulative impact of the adoption of
  new authoritative guidance on
  January 1, 2009.......................    (4,049)       290         --      1,316       (2,443)
Net investment gains (losses) on
  investments arising during the period.     4,471         --         --     (1,565)       2,906
Reclassification adjustment for OTTI
  losses included in net income.........     5,080         --         --     (1,778)       3,302
Reclassification adjustment for OTTI
  losses excluded from net income (1)...   (11,483)        --         --      4,019       (7,464)
Impact of net unrealized investment
  (gains) losses on deferred policy
  acquisition costs.....................        --      3,363         --     (1,177)       2,186
Impact of net unrealized investment
  (gains) losses on Policyholder
  account balance.......................        --         --     (1,383)       484         (899)
                                          --------     ------    -------    -------      -------

Balance, December 31, 2009..............  $ (5,981)    $3,653    $(1,383)   $ 1,299      $(2,412)
                                          ========     ======    =======    =======      =======

--------
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


  All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                  Accumulated
                                                                                     Other
                                                                                 Comprehensive
                                    Net        Deferred                          Income (Loss)
                                 Unrealized     Policy     Policy    Deferred    Related To Net
                               Gains (Losses) Acquisition Holders   Income Tax     Unrealized
                                     On        Costs and  Account   (Liability) Investment Gains
                               Investments(1) Other Costs Balances    Benefit       (Losses)
                               -------------- ----------- --------  ----------- ----------------

Balance, December 31, 2006....    $  8,832     $ (3,589)  $    913   $ (2,154)      $  4,002
                                  ========     ========   ========   ========       ========

Net investment (losses) on
  investments arising during
  the period..................      (3,970)          --         --      1,389         (2,581)
Reclassification adjustment
  for (losses) included in
  net income..................         965           --         --       (338)           627
Impact of net unrealized
  investment gains on
  deferred policy acquisition
  costs.......................          --        2,406         --       (842)         1,564
Impact of net unrealized
  investment gains on
  policyholders' account
  balances....................          --           --       (828)       290           (538)
                                  --------     --------   --------   --------       --------
Balance, December 31, 2007....    $  5,827     $ (1,183)  $     85   $ (1,655)      $  3,074
                                  ========     ========   ========   ========       ========

Net investment gains (losses)
  on investments arising
  during the period...........     (87,322)          --         --     30,563        (56,759)
Reclassification adjustment
  for gains (losses) included
  in net income...............      10,575           --         --     (3,702)         6,873
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs...........          --       42,376         --    (14,832)        27,544
Impact of net unrealized
  investment (gains) losses
  on policyholders' account
  balances....................          --           --    (17,542)     6,140        (11,402)
                                  --------     --------   --------   --------       --------
Balance, December 31, 2008....    $(70,920)    $ 41,193   $(17,457)  $ 16,514       $(30,670)
                                  ========     ========   ========   ========       ========

Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009.............      (2,016)          33         --        694         (1,289)
Net investment gains (losses)
  on investments arising
  during the period...........      91,116           --         --    (31,891)        59,225
Reclassification adjustment
  for (gains) losses included
  in net income...............       2,616           --         --       (916)         1,700
Reclassification adjustment
  for OTTI losses excluded
  from net income (2).........      11,483           --         --     (4,019)         7,464
Impact of net unrealized
  investment gains ( losses)
  on deferred policy
  acquisition costs...........          --      (60,878)        --     21,307        (39,571)
Impact of net unrealized
  investment (gains) losses
  on policyholders' account
  balances....................          --           --     23,727     (8,304)        15,423
                                  --------     --------   --------   --------       --------
Balance, December 31, 2009....    $ 32,279     $(19,652)  $  6,270   $ (6,615)      $ 12,282
                                  ========     ========   ========   ========       ========

(1)Include cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                     December 31, December 31,
                                                                         2009         2008
                                                                     ------------ ------------
                                                                          ( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized.   $(5,981)     $     --

Fixed maturity securities, available for sale - all other...........   $31,975      $(69,973)
Equity securities, available for sale...............................      (177)           --
Derivatives designated as cash flow hedges/(1)/.....................      (675)           --
Other investments...................................................     1,156          (947)
                                                                       -------      --------
Net unrealized gain (losses) on investments.........................   $26,298      $(70,920)
                                                                       =======      ========

--------
(1)See Note 11 for more information on cash flow hedges.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                           December 31, 2009
                                                   ----------------------------------------------------------------------
                                                   Less than twelve months Twelve months or more(1)         Total
                                                   ----------------------- ------------------------ ---------------------
                                                               Unrealized               Unrealized             Unrealized
                                                   Fair Value    Losses    Fair Value     Losses    Fair Value   Losses
                                                   ----------  ----------  ----------   ----------  ---------- ----------
                                                                            (in thousands)

Fixed maturities available for sale

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.............  $  9,622     $  268     $    --       $   --     $  9,622   $   268
Obligations of U.S. states and their political
  subdivisions....................................        --         --
Foreign government bonds..........................     6,719        272          --           --        6,719       272
Corporate securities..............................   135,989      2,372      49,634        2,729      185,623     5,101

Commercial mortgage-backed securities.............    27,213        337       9,031          388       36,244       725
Asset-backed securities...........................     4,966      2,012      20,868        4,548       25,834     6,560
Residential mortgage-backed securities............     5,786        413          --           --        5,786       413
                                                    --------     ------     -------       ------     --------   -------
   Total..........................................  $190,295     $5,674     $79,533       $7,665     $269,828   $13,339
                                                    ========     ======     =======       ======     ========   =======
Equity Securities, available for sale               $  1,861     $   --     $ 1,389       $  306     $  3,250   $   306
                                                    ========     ======     =======       ======     ========   =======

(1)The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

                                                                           December 31, 2008
                                                   -------------------------------------------------------------------
                                                   Less than twelve months Twelve months or more         Total
                                                   ----------------------- --------------------- ---------------------
                                                               Unrealized             Unrealized            Unrealized
                                                   Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                                   ----------  ----------  ---------- ---------- ---------- ----------
                                                                            (in thousands)
Fixed maturities available for sale

U.S. Treasury securities and obligations of U.S.
  government authorities and agencies.............  $     --    $    --     $    --    $    --    $     --   $    --
Obligations of U.S. states and their political
  subdivisions....................................        --         --          --         --          --        --
Foreign government bonds..........................     1,846          7          --         --       1,846         7
Corporate securities..............................   267,313     30,123      52,180     19,223     319,493    49,346
Commercial mortgage-backed securities.............    72,251     12,083      14,071      3,027      86,322    15,110
Asset-backed securities...........................    69,126     14,593       7,000      4,235      76,125    18,827
Residential mortgage-backed securities............     1,444        782         205        201       1,649       983
                                                    --------    -------     -------    -------    --------   -------
   Total..........................................  $411,980    $57,588     $73,456    $26,686    $485,435   $84,273
                                                    ========    =======     =======    =======    ========   =======
Equity Securities, available for sale               $  2,688    $ 1,334     $    --    $    --    $  2,688   $ 1,334
                                                    ========    =======     =======    =======    ========   =======

The gross unrealized losses at December 31, 2009 and 2008 are composed of $7 million and $66 million related high or highest quality securities based on NAIC or equivalent rating and $6 million and $18 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.5 million of which had been in that position for less than six months, as compared to $47 million at December 31, 2008 that represented declines in value of greater than 20%, $45 million of which had been in that position for less than six months. At December 31, 2009, the $8 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company's corporate securities. At December 31, 2008, the $27 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


3. INVESTMENTS (continued)


As of December 31, 2009 securities with a fair value of $1 million and gross unrealized losses of $0.3 million that have been in a continuous unrealized loss position for twelve months or more represent perpetual preferred securities, which have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2009 or 2008.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                               2009    2008
                                                              ------- -------
                                                              ( in thousands)
   Fixed maturity securities, available for sale - all other.  31,727  37,845
                                                              ------- -------
   Total securities pledged.................................. $31,727 $37,845
                                                              ======= =======

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $33 million. Of this amount, $12 million was "Securities sold under agreements to repurchase" and $21 million was "Cash collateral for loaned securities. As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $39 million. Of this amount, $23 million was "Securities sold under agreements to repurchase" and $16 million was "Cash collateral for loaned securities."

Fixed maturities of $0.5 million and $0.4 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                         2009         2008        2007
                                                                       --------  -------------- --------
                                                                                 (in thousands)
Balance, beginning of year............................................ $326,806     $273,144    $255,849
Capitalization of commissions, sales and issue expenses...............   57,391       49,675      50,565
Amortization..........................................................  (22,842)     (38,389)    (35,447)
Change in unrealized investment gains/(losses)........................  (55,738)      42,376       2,406
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance
  contracts...........................................................       --           --        (229)
                                                                       ========     ========    ========
Balance, end of year.................................................. $305,617     $326,806    $273,144
                                                                       ========     ========    ========

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or "PARCC" discussed in Note 13 to the Financial Statements.

Ceded capitalization was $15 million, $20 million and $20 million in 2009, 2008 and 2007, respectively. Ceded amortization relating to this treaty included in the above table amounted to $8 million in 2009, $4 million in 2008 and 2007, respectively.

5. POLICYHOLDERS' LIABILITIES

Future policy benefits at December 31 are as follows:

                                                    2009     2008
                                                  -------- --------
                                                   (in thousands)
             Life insurance...................... $451,254 $379,573
             Individual and group annuities......    6,140    5,249
             Policy claims and other liabilities.    3,039   73,307
                                                  -------- --------
             Total future policy benefits........ $460,433 $458,129
                                                  ======== ========

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


5. POLICYHOLDERS' LIABILITIES (continued)

Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.32% to 8.75%, with 6.1% of the reserves based on an interest rate in excess of 8%. Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 1.13% to 6.32%.

Policyholders' account balances at December 31 are as follows:

                                                     2009      2008
                                                  ---------- --------
                                                    (in thousands)
           Interest-sensitive life contracts..... $  677,220 $585,726
           Individual annuities..................    247,076  242,799
           Guaranteed interest accounts..........     37,418   33,962
           Other.................................     63,304   47,857
                                                  ---------- --------
           Total policyholders' account balances. $1,025,018 $910,344
                                                  ========== ========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 5.10%. Interest crediting rates for individual annuities range from 1.40% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 5.75%. Interest crediting rates range from 1.00% to 6.23% for other.

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, Prudential Arizona Reinsurance Captive Company, or "PARCC", Pruco Life, and Pruco Reinsurance, Ltd. "Pruco Re", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance "COLI" policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                     2009         2008         2007
                                                  ---------  -------------- ---------
                                                             (in thousands)
Gross premiums and policy charges and fee income. $ 267,109    $ 256,765    $ 232,073
Reinsurance ceded................................  (180,844)    (166,150)    (142,780)
                                                  ---------    ---------    ---------
Net premiums and policy charges and fee income... $  86,265    $  90,615    $  89,293
                                                  =========    =========    =========

Policyholders' benefits ceded.................... $  81,364    $  85,156    $  47,468
                                                  =========    =========    =========
Realized capital gains (losses) ceded, net....... $ (44,367)   $  48,774    $   1,944
                                                  =========    =========    =========

Realized capital gains ceded include the reinsurance of the Company's derivatives under SFAS No. 133. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


6. REINSURANCE (continued)


Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Statements of Financial Position, at December 31, 2009 and 2008 were $323 million and $301 million, respectively.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                      2009           2008          2007
                                  ------------  -------------- ------------
                                                (in thousands)
   Gross life insurance in force. $ 95,400,464   $ 89,008,979  $ 78,616,940
   Reinsurance ceded.............  (86,036,509)   (80,943,597)  (69,518,388)
                                  ------------   ------------  ------------
   Net life insurance in force... $  9,363,955   $  8,065,382  $  9,098,552
                                  ============   ============  ============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees, which arise upon election of the applicable optional living benefit or optional death benefit, include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and living benefits payable during specified periods. The Company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                    December 31, 2009                      December 31, 2008
                                         ---------------------------------------- -----------------------------------
                                                               At Annuitization / In the Event of  At Annuitization /
                                         In the Event of Death  Accumulation (1)       Death        Accumulation (1)
                                         --------------------- ------------------ ---------------- ------------------
                                                      (in thousands)                        (in thousands)
Variable Annuity Contracts

Return of net deposits
Account value...........................       $ 843,318                 N/A         $ 465,715               N/A
Net amount at risk......................       $  24,037                 N/A         $  77,184               N/A

Average attained age of contractholders.        61 years                 N/A          61 years               N/A

Minimum return or contract value
Account value...........................       $ 688,296           $ 930,306         $ 540,891         $ 441,182
Net amount at risk......................       $  79,173           $  58,517         $ 185,144         $  95,346
Average attained age of contractholders.        65 years            60 years          65 years          61 years
Average period remaining until earliest                                 2.58                                3.57
  expected annuitization................             N/A               years               N/A             years
--------
(1)Includes income and withdrawal as described herein

                                           Unadjusted Value      Adjusted Value   Unadjusted Value   Adjusted Value
                                         --------------------- ------------------ ---------------- ------------------
Market value adjusted annuities.........

Account value...........................       $  16,135           $  17,049         $  18,739         $  18,814

                                                           December 31, 2009 December 31, 2008
                                                           ----------------- -----------------
                                                                  In the Event of Death
                                                           -----------------------------------
                                                                     (in thousands)
Variable Life, Variable Universal Life and Universal Life
  Contracts

No Lapse Guarantees
Separate account value....................................    $  508,351        $  370,966
General account value.....................................    $  171,525        $  149,154
Net amount at risk........................................    $6,080,255        $6,199,374
Average attained age of contractholders...................      48 years          47 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2009 December 31, 2008
                                ----------------- -----------------
                                          (in thousands)
            Equity funds.......    $  405,609         $366,501
            Bond funds.........       147,810           96,548
            Balanced funds.....       705,455          275,881
            Money market funds.        24,211           31,887
            Specialty funds....        11,843            3,116
                                   ----------         --------
               Total...........    $1,294,928         $773,933
                                   ==========         ========

In addition to the above mentioned amounts invested in separate account investment options, $236.7 million and $232.7 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2009 and 2008 respectively.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)


Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB") and guaranteed minimum accumulation benefits ("GMAB") are considered to be bifurcated embedded derivatives are recorded at fair value. Changes in the fair value of these embedded derivatives, along with any fees received or payments made relating to the embedded derivative are recorded in "Realized investment gains (losses), net." The liabilities for GMAB and GMIWB are included in "Future policy benefits."

                                                                                         GMIWB
                                                            GMDB                GMIB     -GMAB     Total
                                              -------------------------------  ------  --------  --------
                                                       Variable Life, Variable
                                              Variable    Universal Life &
                                              Annuity      Universal Life      Variable Annuity
                                              -------- ----------------------- ----------------
                                                                     (in thousands)
Balance as of January 1, 2007................ $ 1,048          $ 3,491         $  564  $   (130) $  4,973
       Incurred guarantee benefits /(1)/.....      49            3,108           (148)    3,217     6,226
       Paid guarantee benefits...............    (251)              --             --        --      (251)
                                              -------          -------         ------  --------  --------
Balance as of December 31, 2007.............. $   846          $ 6,599         $  416  $  3,087  $ 10,948
       Incurred guarantee benefits /(1)/.....   5,636            4,677          1,386    60,816    72,515
       Paid guarantee benefits...............    (889)              --             --        --      (889)
                                              -------          -------         ------  --------  --------
   Balance as of December 31, 2008........... $ 5,593          $11,276         $1,802  $ 63,903  $ 82,574
       Incurred guarantee benefits /(1)/.....  (1,821)           6,217           (489)  (66,315)  (62,408)
       Paid guarantee benefits...............  (2,288)            (250)            --        --    (2,538)
                                              -------          -------         ------  --------  --------
Balance as of December 31, 2009.............. $ 1,484          $17,243         $1,313  $ (2,412) $ 17,628
                                              =======          =======         ======  ========  ========

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an automatic rebalancing element that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging, such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions use to amortize deferred policy acquisition costs. The Company offers certain sales inducements. These inducements include a bonus, whereby (subject to certain limitations) each purchase payment submitted by a contractholder is increased by an amount equal to a specified percentage of the purchase payment. Changes in deferred sales inducements are as follows:

                                                      2009        2008        2007
                                                    -------  -------------- -------
                                                             (in thousands)
Balance, beginning of year......................... $28,015     $21,957     $19,013
Capitalization.....................................   8,689       6,959       5,869
Amortization.......................................  (4,663)       (901)     (2,925)
Change in unrealized investment gains and (losses).  (1,776)         --          --
                                                    -------     -------     -------
Balance, end of year...............................  30,265      28,015     $21,957
                                                    =======     =======     =======

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(4) million, $(22) million, and $(8) million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus of the Company amounted to $153 million and $112 million at December 31, 2009 and 2008, respectively. There was no capacity to pay a dividend in 2010 without prior approval.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2009     2008      2007
                                                                         ------- --------  -------
                                                                               (in thousands)
Current tax expense (benefit):
   U.S.................................................................. $20,362 $  1,033  $12,044
                                                                         ------- --------  -------
   Total................................................................  20,362    1,033   12,044
                                                                         ------- --------  -------

Deferred tax expense (benefit):
   U.S..................................................................     644    3,085    3,502
                                                                         ------- --------  -------
   Total................................................................     644    3,085    3,502
                                                                         ------- --------  -------

Total income tax expense (benefit) on income from continuing operations. $21,006 $  4,118  $15,546
   Other comprehensive income (loss)....................................  21,850  (18,213)    (457)
   Cumulative effect of changes in accounting policy....................   2,010       --      135
                                                                         ------- --------  -------
Total income tax expense (benefit) on continuing operations............. $44,866 $ 14,095  $15,224
                                                                         ======= ========  =======

The Company's income (loss) from continuing operations before income taxes includes income from domestic operations of $76.0 million, $25.8 million and $55.7 million, and no income from foreign operations for the years ended December 31, 2009, 2008 and 2007, respectively.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


9. INCOME TAXES (continued)


The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                           2009     2008     2007
                                                                         -------  -------  -------
                                                                               (in thousands)
Expected federal income tax expense (benefit)........................... $26,610  $ 9,038  $19,512
Non-taxable investment income...........................................  (3,240)  (4,573)  (3,625)
Tax Credits.............................................................    (195)      --       --
Expiration of statute of limitations and related interest...............  (2,695)      --       --
Other...................................................................     526     (347)    (341)
                                                                         -------  -------  -------
Total income tax expense (benefit) on income from continuing operations. $21,006  $ 4,118  $15,546
                                                                         =======  =======  =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                          2009      2008
                                                        --------  --------
                                                          (in thousands)
     Deferred tax assets
        Net unrealized investment losses on securities. $     --  $ 24,835
        Investments....................................    1,105        --
        Other..........................................      669     1,131
                                                        --------  --------
        Deferred tax assets............................    1,774    25,966
                                                        --------  --------

     Deferred tax liabilities
        Insurance reserves............................. $ 11,352  $    650
        Deferred acquisition costs.....................   67,195    80,769
        Investments....................................       --     6,255
        Net Unrealized gains on securities.............    9,441        --
                                                        --------  --------
        Deferred tax liabilities.......................   87,988    87,675
                                                        --------  --------

     Net deferred tax asset (liability)................ $(86,214) $(61,709)
                                                        ========  ========

As of December 31, 2009, the Company had no ordinary or capital losses or tax credits that are attributable to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2009, 2008 and 2007.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. Adoption of this new guidance resulted in an increase to the Company's income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


9. INCOME TAXES (continued)


The Company's unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

                                                                                    Unrecognized    Total
                                                                      Unrecognized  tax benefits unrecognized
                                                                      tax benefits    2002 and   tax benefits
                                                                      prior to 2002   forward     all years
                                                                      ------------- ------------ ------------
                                                                                  (in thousands)
Amounts as of January 1, 2007........................................    $ 3,596       $1,680      $ 5,276
Increases in unrecognized tax benefits taken in prior period.........         --           --           --
(Decreases) in unrecognized tax benefits taken in prior period.......         --        (210 )       (210 )
                                                                         -------       ------      -------
Amounts as of December 31, 2007......................................    $ 3,596       $1,470      $ 5,066
Increases in unrecognized tax benefits taken in prior period.........         --           47           47
(Decreases) in unrecognized tax benefits taken in prior period.......         --           --           --
                                                                         -------       ------      -------
Amounts as of December 31, 2008......................................    $ 3,596       $1,517      $ 5,113
Increases in unrecognized tax benefits taken in prior period.........         --           --           --
(Decreases) in unrecognized tax benefits taken in prior period.......         --        (210 )        (210)
Settlements with taxing authorities..................................         --           --           --
(Decreases) in unrecognized tax benefits as a result of lapse of the
  applicable statute of limitations..................................     (2,107)          --       (2,107)
                                                                         -------       ------      -------
Amounts as of December 31, 2009......................................    $ 1,489        1,307        2,796
                                                                         =======       ======      =======

Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2007..................    $ 3,596       $   --      $ 3,596
                                                                         =======       ======      =======
Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2008..................    $ 3,596       $   --      $ 3,596
                                                                         =======       ======      =======
Unrecognized tax benefits that, if recognized, would favorably
  impact the effective rate as of December 31, 2009..................    $ 1,489       $   --      $ 1,489
                                                                         =======       ======      =======

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008, and 2007, respectively, the Company recognized $0.4, $0.1 and $0.1 million in the statement of operations and recognized $1.1, $0.7 and $0.6 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, ("IRS") or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $3 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years, and related interest.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


9. INCOME TAXES (continued)


In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 1, 2010, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company's 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices,
(iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets - During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through December 31, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company's judgment of what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31, 2009, the Company reported fair values for these sub-prime securities which were net $4 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $18 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009.

                                                              Level 1     Level 2   Level 3     Total
                                                             ---------- ----------  -------  ----------
                                                                           (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government
  authorities and agencies.................................. $       -- $   70,519  $    --  $   70,519
Foreign government bonds....................................         --     23,148       --      23,148
Corporate securities........................................         --    687,694    2,398     690,092
Asset-backed securities.....................................         --     31,586   25,259      56,845
Commercial mortgage-backed securities.......................         --     93,466       --      93,466
Residential mortgage-backed securities......................         --    120,310       --     120,310
                                                             ---------- ----------  -------  ----------
       Sub-total............................................         --  1,026,723   27,657   1,054,380

Equity securities, available for sale.......................         --      3,250      576       3,826
Short term investments......................................         17     27,959       --      27,976
Cash and cash equivalents...................................         --     30,483       --      30,483
Other assets................................................         --      3,019   16,039      19,058
                                                             ---------- ----------  -------  ----------
       Sub-total excluding separate account assets..........         17  1,091,434   44,272   1,135,723

Separate account assets (1).................................  1,829,113  1,427,673    5,104   3,261,890
                                                             ---------- ----------  -------  ----------
   Total assets............................................. $1,829,130 $2,519,107  $49,376  $4,397,613
                                                             ========== ==========  =======  ==========

Future policy benefits......................................         --         --   (2,412)     (2,412)

Other liabilities...........................................         --     (3,442)     (67)     (3,509)
                                                             ---------- ----------  -------  ----------

   Total liabilities........................................ $       -- $       --  $(2,479) $   (5,921)
                                                             ========== ==========  =======  ==========

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

Assets and Liabilities by Hierarchy Level - The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

                                                         Level 1    Level 2  Level 3   Total
                                                        ---------- --------- ------- ---------
                                                                    (in thousands)
Fixed maturities, available for sale................... $       --   790,024  5,998    796,022
Equity securities, available for sale..................         --     2,688    121      2,809
Other long-term investments............................         --     3,069 (4,272)    (1,203)
Short-term investments.................................        137     8,000     --      8,137
Cash and cash equivalents..............................         --    70,631     --     70,631
Other assets...........................................         --     3,226 58,880     62,106
                                                        ---------- --------- ------  ---------
       Sub-total excluding separate account assets.....        137   877,638 60,727    938,502

Separate account assets (1)............................  1,142,614 1,157,458  6,494  2,306,566
                                                        ---------- --------- ------  ---------

   Total assets........................................ $1,142,751 2,035,096 67,221  3,245,068
                                                        ========== ========= ======  =========

Future policy benefits.................................         --        -- 63,903     63,903
                                                        ---------- --------- ------  ---------

   Total liabilities................................... $       --        -- 63,903     63,903
                                                        ========== ========= ======  =========

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities - consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company's assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company's derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions. To reflect the market's perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs values from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits". The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company's insurance in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company's, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant's view of the Company's claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market's perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company's insurance, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

                                                                       Year Ended December 31, 2009
                                                -------------------------------------------------------------------------
                                                                    Fixed
                                                     Fixed       Maturities,
                                                  Maturities,     Available      Equity
                                                 Available For    For Sale -   Securities,
                                                Sale - Corporate Asset-Backed Available for
                                                   Securities     Securities      Sale      Other Liabilities Other Assets
                                                ---------------- ------------ ------------- ----------------- ------------
                                                                              (in thousands)
Fair value, beginning of period................      $  266        $ 5,732        $121           $(4,272)       $ 58,880
   Total gains or (losses)
     (realized/unrealized):....................
       Included in earnings:...................
          Realized investment gains
            (losses), net......................        (506)        (1,634)         --             4,205         (44,396)
          Asset management fees and
            other income.......................          --             --          --                --              --
       Included in other comprehensive
         income (loss).........................         449          9,708         455                --             590
   Net investment income.......................          (1)           121          --                --              --
   Purchases, sales, issuances, and
     settlements...............................        (169)        (1,780)         --                --             965
   Foreign currency translation................          --             --          --                --              --
   Transfers into Level 3 (2)..................       2,413         13,858          --                --              --
   Transfers out of Level 3 (2)................         (54)          (746)         --                --              --
                                                     ------        -------        ----           -------        --------

Fair value, end of period......................      $2,398        $25,259        $576           $   (67)       $ 16,039
                                                     ======        =======        ====           =======        ========
Unrealized gains (losses) for the
  period relating to those Level 3
  assets that were still held at the
  end of the period (3):
       Included in earnings:...................
          Realized investment gains
            (losses), net:.....................      $ (506)       $(1,383)       $ --           $ 4,208        $(43,833)
          Asset management fees and
            other income.......................      $   --        $    --        $ --           $    --        $     --
          Interest credited to
            policyholder account...............      $   --        $    --        $ --           $    --        $     --
       Included in other comprehensive
         income (loss).........................      $  447        $ 9,605        $455           $    --        $    590

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                               Year Ended December 31, 2009
                                                                               ---------------------------
                                                                                  Separate       Future
                                                                               Account Assets    Policy
                                                                                    (1)         Benefits
                                                                               --------------   --------
                                                                                    (in thousands)
Fair value, beginning of period                                                   $ 6,494       $(63,903)
   Total gains or (losses) (realized/unrealized):.............................
       Included in earnings:..................................................
          Realized investment gains (losses), net.............................         --         69,126
          Interest credited to policyholder account...........................     (1,335)            --
       Included in other comprehensive income.................................         --             --
   Net investment income......................................................         --             --
   Purchases, sales, issuances, and settlements...............................         38         (2,811)
   Transfers into Level 3 (2).................................................         --             --
   Transfers out of Level 3 (2)...............................................        (93)            --
                                                                                  -------        --------

Fair value, end of period.....................................................    $ 5,104       $  2,412
                                                                                  =======        ========
Unrealized gains(losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
       Included in earnings:..................................................
          Realized investment gains (losses), net.............................    $    --       $ 68,705
          Interest credited to policyholder account...........................    $(1,335)      $     --
       Included in other comprehensive income.................................    $    --       $     --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $16 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                           Year Ended December 31, 2008
                                                          -------------------------------------------------------------
                                                                                                Other Long-
                                                          Fixed Maturities,  Equity Securities,    term
                                                          Available For Sale Available for Sale Investments Other Assets
                                                          ------------------ ------------------ ----------- ------------
                                                                                  (in thousands)
Fair value, beginning of period..........................      $ 23,659           $ 2,271         $  (279)    $ 3,079
   Total gains or (losses) (realized/unrealized):........            --                --              --          --
       Included in earnings:.............................            --                --              --          --
          Realized investment gains (losses), net........           (55)               --          (3,993)     48,957
          Interest credited to policyholder
            account......................................            --                --              --          --
       Included in other comprehensive income
         (loss)..........................................        (3,365)             (422)             --        (338)
   Net investment income.................................             9                --              --          --
   Purchases, sales, issuances, and settlements..........         2,143                --              --         758
   Foreign currency translation..........................            --                --              --          --
   Transfers into (out of) Level 3 (2)...................       (16,393)           (1,728)             --       6,424
                                                               --------           -------         -------     -------

Fair value, end of period................................      $  5,998           $   121         $(4,272)    $58,880
                                                               ========           =======         =======     =======

Unrealized gains (losses) for period relating to those
  Level 3 assets that were still held by the Company at
  the end of the period:
       Included in earnings:.............................
          Realized investment gains (losses), net........      $    (32)          $    --         $(3,992)    $49,013
          Interest credited to policyholder
            account......................................      $     --           $    --         $    --     $    --
       Included in other comprehensive income
         (loss)..........................................      $ (1,591)          $  (327)        $    --     $  (338)

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                            Year Ended December 31, 2008
                                                                           -----------------------------
                                                                           Separate Account Future Policy
                                                                              Assets (1)      Benefits
                                                                           ---------------- -------------
                                                                                   (in thousands)
Fair value, beginning of period...........................................     $ 7,716        $ (3,087)
   Total gains or (losses) (realized/unrealized):.........................          --              --
       Included in earnings:..............................................          --              --
          Realized investment gains (losses), net.........................          --         (59,506)
          Interest credited to policyholder account.......................      (1,222)             --
       Included in other comprehensive income.............................          --              --
   Net investment income..................................................          --              --
   Purchases, sales, issuances, and settlements...........................          --          (1,309)
   Transfers into (out of) Level 3 (2)....................................          --              --
                                                                               -------        --------
Fair value, end of period.................................................     $ 6,494        $(63,903)
                                                                               =======        ========

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
       Included in earnings:..............................................
          Realized investment gains (losses), net.........................     $    --        $(59,565)
          Interest credited to policyholder account.......................     $(1,222)       $     --
       Included in other comprehensive income.............................     $    --        $     --

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.4 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Commercial mortgage loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                       December 31, 2009   December 31, 2008
                                                      ------------------- -------------------
                                                      Carrying            Carrying
                                                       Amount  Fair Value  Amount  Fair Value
                                                      -------- ---------- -------- ----------
                                                                  (in thousands)
Assets:
   Commercial mortgage loans......................... $167,935  $167,883  $147,395  $135,601
   Policy loans......................................  169,835   191,499   169,924   222,880
Liabilities:

Policyholder account balances - Investment contracts.   85,661    84,336    72,555    73,220

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                               December 31, 2009           December 31, 2008
                                          --------------------------  --------------------------
                                                       Fair Value                  Fair Value
                                          Notional -----------------  Notional -----------------
                                           Amount  Assets Liabilities  Amount  Assets Liabilities
                                          -------- ------ ----------- -------- ------ -----------
Qualifying Hedge Relationships                       (in thousands)
Currency/Interest Rate................... $  5,366 $   --      (678)  $ 1,144  $   35   $    --
                                          -------- ------   -------   -------  ------   -------
   Total Qualifying Hedge Relationships.. $  5,366 $   --   $  (678)  $ 1,144  $   35   $    --
                                          ======== ======   =======   -------  ------   -------

   Non-qualifying Hedge Relationships....

Interest Rate............................ $ 94,000 $  191   $(4,766)  $    --  $   --   $    --

Credit...................................   21,950  3,730    (1,065)  $27,950  $3,157   $(4,272)

Currency/Interest Rate...................   20,015     --      (921)  $ 2,400  $   --   $  (123)
                                          -------- ------   -------   -------  ------   -------
Total Non-qualifying Hedge Relationships. $135,965 $3,921   $(6,752)  $30,350  $3,157   $(4,395)
                                          ======== ======   =======   =======  ======   =======

Total Derivatives (1).................... $141,331 $3,921   $(7,430)  $31,494  $3,192   $(4,395)
                                          ======== ======   =======   =======  ======   =======

--------
(1) Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives as of December 31, 2009 was a liability of $5 million and a liability of $68 million as of December 31, 2008 included in Future policy benefits.

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                        Year Ended December 31,
                                                      --------------------------
                                                        2009     2008      2007
                                                      -------  --------  -------
                                                            (in thousands)

Cash flow hedges

Currency/ Interest Rate
   Net investment income............................. $     3  $     --  $    --
   Other Income......................................     (12)       (5)      --
   Accumulated Other Comprehensive Income (Loss) (1). $  (711) $     --  $    --
                                                      -------
                                                      -------  --------  -------
       Total cash flow hedges........................ $  (720) $     (5) $    --
                                                      -------  --------  -------

Non- qualifying hedges
Realized investment gains (losses)

   Interest Rate..................................... $(6,086) $   (261) $(1,183)
   Currency/Interest Rate............................    (880)      156     (119)
   Credit............................................   2,763    (1,193)    (401)
   Embedded Derivatives..............................  70,838   (62,969)  (2,946)
                                                      -------  --------  -------
       Total non-qualifying hedges................... $66,635  $(64,267) $(4,649)
                                                      -------  --------  -------
       Total Derivative Impact....................... $65,915  $(64,272) $(4,649)
                                                      -------  --------  -------

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)

For the year ended December 31, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                        (in thousands)
Balance, December 31, 2008.............................................     $  36
Net deferred losses on cash flow hedges from January 1 to December 31,
  2009.................................................................      (714)
Amount reclassified into current period earnings.......................         3
                                                                            -----
Balance, December 31, 2009.............................................     $(675)
                                                                            =====

As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Stockholders' Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                         December 31, 2009
                                        --------------------------
                                        First to default Basket(1)
                                        --------------------------

                           NAIC         Notional     Fair Value
                       Designation (1)  --------     ----------
                                           (in millions)

                               1.......   $--           $--
                               2.......     9            --
                                          ---           ---
                                            9            --
                               3.......    --            --
                               4.......    --
                               5.......    --
                               6.......    --
                                          ---           ---
                         Total            $ 9           $--
                                          ===           ===

                                         December 31, 2008
                                        --------------------------
                                        First to Default Basket (1)
                                        --------------------------

                           NAIC         Notional     Fair Value
                       Designation (1)  --------     ----------
                                           (in millions)

                               1.......   $ 2           $--
                               2.......    19            (4)
                                          ---           ---
                                           21            (4)
                               3.......    --            --
                               4.......    --            --
                               5.......    --            --
                               6.......    --            --
                                          ---           ---
                         Total            $21           $(4)
                                          ===           ===

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


11. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                     December 31, 2009   December 31, 2008
                                    ------------------- ------------------
    Industry                        Notional Fair Value Notional Fair Value
    --------                        -------- ---------- -------- ----------
                                                (in millions)
    Corporate Securities:
       First to Default Baskets(1).    $9       $--       $21       $(4)
                                       --       ---       ---       ---
    Total Credit Derivatives.......    $9       $--       $21       $(4)
                                       ==       ===       ===       ===

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $9 and $21 million notional of credit default swap ("CDS") selling protection at December 31, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders' Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $7 million and $5 million at December 31, 2009 and December 31, 2008, respectively

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2009 the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC. See Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company incorporates the market's perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General's Office ("NYAG") relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. ("ASISI"), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company's variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

The Company's litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2009, 2008 and 2007. The expense charged to the Company for the deferred compensation program was $0.3 million and $0.2 million for the twelve months ended December 31, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company's expenses for its share of the voluntary savings plan (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $0.5 million in 2009, 2008 and 2007, respectively.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


The Company's share of net expense for the pension plans was $1 million in 2009, 2008 and 2007, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $1.1 million for the year ended December 31, 2009. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in PSF. Income received from Prudential Investments LLC, related to this agreement was $5 million for the year ended December 31, 2009. These revenues are recorded as "Asset administration fees" in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold two Corporate Owned Life Insurance, or "COLI", policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $853 million and $564 million at December 31, 2009 and December 31, 2008, respectively. Fees related to these COLI policies were $23 million, $19 million and $17 million for the years ending December 31, 2009, 2008 and 2007, respectively.

Reinsurance with Affiliates

Pruco Life

Effective April 1, 2008, The Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $2 million as of December 31, 2009 and December 31, 2008. Fees ceded to Pruco Life were $6 million for December 31, 2009 and $3 million for December 31, 2008. Benefits ceded were $2 million for December 31, 2009 and $3 million for December 31, 2008. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies through an automatic coinsurance agreement with PARCC. Reinsurance recoverables related to this agreement were $303 million and $239 million as of December 31, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC in 2009, 2008 and 2007 were $140 million and $127 million and $108 million respectively. Benefits ceded in 2009, 2008 and 2007 were $53 million and $53 million and $24 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $31 million and $26 million and $22 million for the 2009, 2008 and 2007, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2009 and December 31, 2008, respectively. Premiums and fees ceded to Prudential Insurance in 2009, 2008 and 2007 were $33 million, $35 million and $33 million, respectively. Benefits ceded in 2009, 2008 and 2007 were $29 million and $28 million and $23 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Re

Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re providing for 100% reinsurance of its Lifetime Five ("LT5") feature. Fees ceded on this agreement were $1 million and $1.3 million for December 31, 2009 and December 31, 2008, respectively.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement were $0.1 million and $0.2 million December 31, 2009 and December 31, 2008, respectively.

The Company's reinsurance recoverables related to the above product reinsurance agreements were $10 million and $53 million as of December 31, 2009 and December 31, 2008, respectively. Realized losses were $44 million for December 31, 2009, while realized gains were $49 million December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company's Statements of Financial Position.

Pruco Life Insurance Company of New Jersey
Notes to Financial Statements
--------------------------------------------------------------------------------


13. RELATED PARTY TRANSACTIONS (continued)


Debt Agreements

The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. The Company had no debt outstanding to Prudential Funding, LLC as of December 31, 2009 and less than $1 million as of December 31, 2008 respectively. Interest expense related to this agreement was less than $1 million as of December 31, 2009 and December 31, 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and .31% to 4.31% for 2008.

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below:

                                                        Three months ended
                                            -----------------------------------------
                                            March 31  June 30 September 30 December 31
                                            --------  ------- ------------ -----------
                                                         (in thousands)
2009
Total revenues............................. $ 44,450  $36,244   $41,742      $59,181
Total benefits and expenses................   58,750    6,029    11,762       29,047
Income from operations before income taxes.  (14,300)  30,215    29,980       30,134
                                            --------  -------   -------      -------
Net income.................................  (11,367)  23,617    26,754       16,019
                                            ========  =======   =======      =======

2008
Total revenues............................. $ 37,428  $38,256   $38,938      $29,588
Total benefits and expenses................   26,981   26,170    27,132       38,104
Income from operations before income taxes.   10,447   12,086    11,806       (8,516)
                                            --------  -------   -------      -------
Net income.................................    7,535    9,236     9,828       (4,894)
                                            ========  =======   =======      =======

                                    PART C

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2009; the Statements of Operations for the period ended December 31, 2009; the Statements of Changes in Net Assets for the periods ended December 31, 2009 and December 31, 2008; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2009 and 2008; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2009, 2008 and 2007; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)

(2) Agreements for custody of securities and similar investments--Not
    Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 2)

    (b) Form of Selected Broker Agreement used by PIMS (Note 2)

    (c) Distribution and Underwriting agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company (Depositor).(Note 11)

(4) (a) The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 1)

    (c) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (d) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (e) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (f) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (g) Highest Anniversary Value Death Benefit Rider. (Note 1)

    (h) Highest Anniversary Value Death Benefit Schedule Supplement. (Note 1)

    (i) Longevity Credit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (k) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (l) 403(b) Annuity Endorsement. (Note 1)

    (m) Individual Retirement Annuity Endorsement. (Note 1)

    (n) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (o) Schedule Pages for The Prudential Premier Variable Annuity Bb Series. (Note 10)

    (p) Highest Daily Guaranteed Return GRO Option endorsement (Note 11)

    (q) Highest Daily Lifetime Seven endorsement (Note 11)

    (r) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 13)

    (s) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 13)

    (t) Highest Daily Lifetime 7 Plus Benefit Rider (Note 13)

    (u) Highest Daily Lifetime 7 Plus Schedule Supplement. (Note 13)

    (v) Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7-(1/09)NY) (Note 14)

    (w) Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT-(1/09)NY) (Note 14)

    (x) Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY) (Note 14)

    (y) Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)NY) (Note 14)

    (z) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY) (Note 14)

    (aa)Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY) (Note
        14)

    (ab)Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY) (Note 14)

    (ac)Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY) (Note 15)

    (ad)Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY) (Note 15)

    (ae)Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY) (Note 16)

    (af)Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-9/09)NY) (Note 16)

    (ag)Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY) (Note 17)

    (ah)Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY) (Note 17)

    (ai)Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY) (Note
        17)

(5) (a) Application form for the Contract. (Note 7)


    (b) Election form for Lifetime Five and Spousal Lifetime Five (Note 7)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 5)

    (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

(7)     Contract of reinsurance in connection with variable annuity contracts:

    (a) Coinsurance Agreement for LT5WB. (Note 1)

    (b) Coinsurance Agreement for HDLT5. (Note 18)

    (c) Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 18)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a) Form of Fund Participation Agreement. (Note 4)

    (b) Sample Rule 22C-2 Agreement. (Note 9)

(9) Opinion of Counsel. (Note 7)

(10)Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(11)All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)Powers of Attorney.

(a) James J. Avery Jr., Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr (Note
    10)

(b) Stephen Pelletier (Note 12)

(c) Richard F. Vaccaro, Thomas J. Diemer, Robert M. Falzon. Filed Herewith.

(Note 1) Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey
           Flexible Premium Variable Annuity Account.
(Note 2)   Incorporated by reference to Post-Effective Amendment No. 4 to Form
           N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity
           Account.
(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey
           Flexible Premium Variable Annuity Account.
(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
           Variable Annuity Account.
(Note 5)   Incorporated by reference to Post-Effective Amendment No. 12 to Form
           S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.
(Note 6) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey
           Variable Appreciable Account.
(Note 7)   Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4,
           Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco
           Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 8)   Incorporated by reference to Post-Effective Amendment No. 1, Form
           N-4, Registration No. 333-131035, filed October 6, 2006 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 9)   Incorporated by reference to Post-Effective Amendment No.3, Form N-4,
           Registration No, 333-131035, filed April 19, 2007 on behalf of Pruco
           Life of New Jersey Flexible Premium Variable Annuity Accounts
(Note 10)  Incorporated by reference to initial filing, Form N-4, Registration
           No, 333-144639, filed July 17, 2007 on behalf of Pruco Life of New
           Jersey Flexible Premium Variable Annuity Accounts.
(Note 11)  Incorporated by reference to Post-Effective Amendment No.9, Form N-4,
           Registration No, 333-130989, filed December 18, 2007 on behalf of
           Pruco Life Flexible Premium Variable Annuity Accounts.
(Note 12)  Incorporated by reference to Post-Effective Amendment No. 11 to Form
           N-4, Registration No. 333-144657, filed on October 31, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 13)  Incorporated by reference to Post-Effective Amendment No. 14, Form
           N-4, Registration No. 333-131035, filed October 31, 2009 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 14)  Incorporated by reference to Post-Effective Amendment No. 18 to Form
           N-4 Registration 333-131035, filed January 28, 2009 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 15)  Incorporated by reference to Post-Effective Amendment No. 22 to Form
           N-4, Registration 333-131035, filed on June 1, 2009 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 16)  Incorporated by reference to Post-Effective Amendment No. 23 to Form
           N-4, Registration 333-131035, filed on July 30, 2009 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 17)  Incorporated by reference to Post-Effective Amendment No. 24 to Form
           N-4, Registration 333-131035, filed on August 27, 2009 on behalf of
           Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(Note 18)  Incorporated by reference to Post-Effective Amendment No. 1 to Form
           N-4, Registration 333-162678, filed April 16, 2010 on behalf of Pruco
           Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life of New Jersey are listed below:

  Name and Principal    Position and Offices
  Business Address      with Depositor
  ------------------    --------------------
James J. Avery, Jr.     Director
213 Washington Street
Newark, NJ 07102-2992

Thomas C. Castano       Chief Legal Officer and
213 Washington Street   Secretary
Newark, NJ 07102-2992

Thomas J. Diemer        Director
213 Washington Street
Newark, NJ 07102-2992

Robert M. Falzon        Director and Treasurer
213 Washington Street
Newark, NJ 07102-2992

Phillip J. Grigg        Senior Vice President, Chief
213 Washington Street   Actuary, and
Newark, NJ 07102-2992   Appointed Actuary

Bernard J. Jacob        Director
213 Washington Street
Newark, NJ 07102-2992

Scott D. Kaplan         Director, Chief Executive
213 Washington Street   Officer, and President
Newark, NJ 07102-2992

Tucker I. Marr          Chief Accounting Officer and
213 Washington Street   Chief Financial Officer
Newark, NJ 07102-2992

James M O'Connor        Senior Vice President and
200 Wood Avenue South   Actuary
Iselin, NJ 08830-2706

Stephen Pelletier       Director
One Corporate Drive
Shelton, CT 06484-6208

Richard F. Vaccaro      Director
213 Washington Street
Newark, NJ 07102-2992

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control(or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit
21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 26, 2010, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 28, 2010 there were 0 owners of contracts.

ITEM 28.INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a)Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies through which the bulk of the variable annuities are issued are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the directors and officers of PAD is set forth below:

                                        POSITIONS AND OFFICES
NAME                                       WITH UNDERWRITER
----                              -----------------------------------
Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Thomas J. Diemer                  Director
213 Washington Street
Newark, New Jersey 07102-2917

John T. Doscher                   Senior Vice President and Chief
751 Broad Street                  Compliance Officer
Newark, New Jersey 07102-3714

Robert Falzon                     Treasurer
213 Washington Street
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

George M. Gannon                  President, Chief Executive
2101 Welsh Road                   Officer, Director and Chief
Dresher, Pennsylvania 19025-5001  Operations Officer

Brian Giantonio                   Vice President, Secretary and
One Corporate Drive               Chief Legal Officer
Shelton, Connecticut 06484-6208

Jacob M. Herschler
One Corporate Drive               Senior Vice President and Director
Shelton, Connecticut 06484-6208

Margaret R. Horn                  Chief Financial Officer
213 Washington Street
Newark, New Jersey 07102-2917

Steven P. Marenakos
One Corporate Drive               Senior Vice President and Director
Shelton, Connecticut 06484-6208

Robert F. O'Donnell
One Corporate Drive               Senior Vice President and Director
Shelton, Connecticut 06484-6208

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

--------
(b) Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant separate account.

                                              Net
                                         Underwriting  Compensation
                                         Discounts and      on       Brokerage
Name of Principal Underwriter             Commissions   Redemption  Commissions Compensation
-----------------------------            ------------- ------------ ----------- ------------
Prudential Annuities Distributors, Inc.. $231,193,283      $-0-        $-0-         $-0-

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31.MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                                  SIGNATURES

   As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 16th day of April, 2010.

    THE PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  Registrant

                By: Pruco Life Insurance Company of New Jersey

                                Depositor

                                      /S/  SCOTT D. KAPLAN
                                ---------------------------------
                                Scott D. Kaplan
                                President and Chief Executive
                                Officer

                    Pruco Life Insurance Company of New Jersey

                                Depositor

                           By:        /S/  SCOTT D. KAPLAN
                                ---------------------------------
                                Scott D. Kaplan
                                President and Chief Executive
                                Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                              Signature and Title


               *
----------------------------------
JAMES J. AVERY JR.
DIRECTOR                                  Date: April 16, 2010

               *                    *By:       /S/  THOMAS C. CASTANO
----------------------------------        ---------------------------------
SCOTT D. KAPLAN                           THOMAS C. CASTANO
DIRECTOR                                  CORPORATE COUNSEL

               *
----------------------------------
TUCKER I. MARR
CHIEF FINANCIAL OFFICER AND
CHIEF ACCOUNTING OFFICER

               *
----------------------------------
BERNARD J. JACOB
DIRECTOR

               *
----------------------------------
THOMAS J. DIEMER
DIRECTOR

               *
----------------------------------
STEPHEN PELLETIER
DIRECTOR

               *
----------------------------------
ROBERT M. FALZON
DIRECTOR

               *
----------------------------------
RICHARD F. VACCARO
DIRECTOR

                                   EXHIBITS


Exhibit 10    Consent of Independent Registered Public Accounting Firm

Exhibit 13(c) Power of Attorney for: Richard F. Vaccaro, Thomas J. Diemer, Robert M. Falzon